As filed with the Securities and Exchange Commission on February 28, 1996

                                                      1933 Act File No. 33-34502
                                                      1940 Act File No. 811-6102
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 -----------------

                                    FORM N-1A
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 9
                                      AND
                             REGISTRATION STATEMENT
                                     UNDER
                       THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 11

                               MFS SERIES TRUST VI
               (Exact Name of Registrant as Specified in Charter)

                500 Boylston, Street, Boston, Massachusetts 02116
                    (Address of Principal Executive Offices)

        Registrant's Telephone Number, Including Area Code: 617-954-5000
           Stephen E. Cavan, Massachusetts Financial Services Company
                500 Boylston Street, Boston, Massachusetts 02116

                     (Name and Address of Agent for Service)

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 It is proposed that this filing will become effective (check appropriate box)


|_| immediately upon filing pursuant to paragraph (b)
|X| on February 28, 1996 pursuant to paragraph (b)
|_| 60 days after filing pursuant to paragraph (a)(i)
|_| on [date] pursuant to paragraph (a)(i)
|_| 75 days after filing pursuant to paragraph (a)(ii)
|_| on [date] pursuant to paragraph (a)(ii) of rule 485.


If appropriate, check the following box:

|_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment


Pursuant to Rule 24f-2, the Registrant has registered an indefinite number of its Shares of Beneficial Interest, without par value, under the Securities Act of 1933. The Registrant filed a Rule 24f-2 Notice on behalf of all of its series for its fiscal year ended October 31, 1995 on December 29, 1995.

--------------------------------------------------------------------------------

                               MFS SERIES TRUST VI

                           MFS World Total Return Fund
                               MFS Utilities Fund
                              MFS World Equity Fund

                              CROSS REFERENCE SHEET

(Pursuant to Rule 404 showing location in Prospectus and/or Statement of Additional Information of the responses to the Items in Parts A and B of Form N-1A)

                                                                STATEMENT OF
 ITEM NUMBER                                                     ADDITIONAL
FORM N-1A, PART A            PROSPECTUS CAPTION              INFORMATION CAPTION
-----------------            ------------------              -------------------
 1   (a),(b)                Front Cover Page                           *

 2   (a)                    Expense Summary                            *

     (b),(c)                        *                                  *

 3   (a)                    Condensed Financial Information            *

     (b)                            *                                  *

     (c)                    Information Concerning Shares              *
                             of the Fund - Performance
                             Information

     (d)                    Condensed Financial Information            *


 4   (a)                    Front Cover Page; The Fund;                *
                             Investment Objective and
                             Policies; Investment Techniques

     (b)                    Investment Objective and                   *
                             Policies; Investment Techniques

     (c)                    Investment Objective and                   *
                             Policies; Investment Techniques;
                             Additional Risk Factors

                                                                STATEMENT OF
 ITEM NUMBER                                                     ADDITIONAL
FORM N-1A, PART A            PROSPECTUS CAPTION              INFORMATION CAPTION
-----------------            ------------------              -------------------
 5   (a)                    The Fund; Management of the                *
                             Fund - Investment Adviser


     (b)                    Front Cover Page; Management               *
                             of the Fund - Investment
                             Adviser; Back Cover Page

     (c)                    Management of the Fund -                   *
                             Investment Adviser

     (d)                              *                                *

     (e)                    Management of the Fund -                   *
                             Shareholder Servicing Agent;
                             Back Cover Page

     (f)                    Information Concerning the Fund -          *
                             Expenses; Condensed Financial
                             Information; Expense Summary

     (g)                    Additional Risk Factors - Portfolio        *
                             Trading

 5A  (a)                               **                              **

     (b)                               **                              **

 6   (a)                   Information Concerning Shares               *
                            of the Fund - Description
                            of Shares, Voting Rights
                            and Liabilities;
                            Information Concerning
                            Shares of the Fund -
                            Redemptions and
                            Repurchases; Information
                            Concerning Shares of the
                            Fund - Purchases;
                            Information Concerning
                            Shares of the Fund -
                            Exchang

     (b), (c), (d)                    *                                *

                                                                STATEMENT OF
 ITEM NUMBER                                                     ADDITIONAL
FORM N-1A, PART A            PROSPECTUS CAPTION              INFORMATION CAPTION
-----------------            ------------------              -------------------
     (e)                   Shareholder Services                        *

     (f)                   Information Concerning Shares               *
                            of the Fund - Distributions;
                            Shareholder Services -
                            Distribution Options

     (g)                   Information Concerning Shares               *
                            of the Fund - Tax Status;
                            Information Concerning Shares
                            of the Fund - Distributions

     (h)                               *                               *


 7   (a)                   Front Cover Page; Management                *
                            of the Fund - Distributor; Back
                            Cover Page

     (b)                   Information Concerning Shares               *
                            of the Fund - Purchases;
                            Information Concerning Shares
                            of the Fund - Net Asset Value


     (c)                   Information Concerning Shares               *
                            of the Fund - Purchases;
                            Shareholder Services;
                            Information Concerning Shares
                            of the Fund - Exchanges


     (d)                   Front Cover Page; Information               *
                            Concerning Shares of the Fund -
                            Purchases; Shareholder Services

     (e)                   Information Concerning Shares               *
                            of the Fund - Distribution Plans;
                            Expense Summary

     (f)                   Information Concerning Shares               *
                            of the Fund - Distribution Plans

                                                                STATEMENT OF
 ITEM NUMBER                                                     ADDITIONAL
FORM N-1A, PART A            PROSPECTUS CAPTION              INFORMATION CAPTION
-----------------            ------------------              -------------------
 8  (a)                    Information Concerning Shares               *
                            of the Fund - Redemptions and
                            Repurchases; Information
                            Concerning Shares of the
                            Fund - Purchases; Shareholder
                            Services

    (b)                    Information Concerning Shares               *
                            of the Fund - Redemptions and
                            Repurchases

    (c)                    Information Concerning Shares               *
                            of the Fund - Redemptions and
                            Repurchases

    (d)                    Information Concerning Shares               *
                            of the Fund - Redemptions and
                            Repurchases

 9                                     *                               *

                                                                STATEMENT OF
 ITEM NUMBER                                                     ADDITIONAL
FORM N-1A, PART B            PROSPECTUS CAPTION              INFORMATION CAPTION
-----------------            ------------------              -------------------
10  (a), (b)                       *              Front Cover Page

11                                 *              Front Cover Page

12                         The Fund               Definitions


13  (a), (b), (c)                  *              Investment Objective, Policies
                                                   and Restrictions;
                                                   Techniques; Investment
                                                   Restrictions


    (d)                            *                                   *

14  (a), (b)                       *              Management of the Fund -
                                                   Trustees and Officer

    (c)                            *                                   *

15  (a)                            *                                   *

    (b), (c)                       *              Management of the Fund -
                                                   Trustees and Officers

16  (a)            Management of the Fund -       Management of the Fund -
                    Investment Adviser             Investment Adviser;
                                                   Management of the Fund -
                                                   Trustees and Offices


    (b)            Management of the Fund -       Management of the Fund -
                    Investment Adviser;            Investment Adviser
                    Expenses


    (c)                            *                                   *

    (d)                            *              Management of the Fund -
                                                   Investment Adviser

    (e)                            *              Portfolio Transactions and
                                                   Brokerage Commissions

                                                                STATEMENT OF
 ITEM NUMBER                                                     ADDITIONAL
FORM N-1A, PART B            PROSPECTUS CAPTION              INFORMATION CAPTION
-----------------            ------------------              -------------------
    (f)            Information Concerning         Distribution Plans
                    Shares  of the Fund -
                    Distribution Plans

    (g)                             *                                  *


    (h)                             *              Management of the Fund -
                                                    Custodian; Independent
                                                    Auditors and Financial
                                                    Statements; Back Cover Page


    (i)                             *              Management of the Fund -
                                                    Shareholder Servicing Agent

17  (a),(b),(c),                    *              Portfolio Transactions and
    (d), (e)                                        Brokerage Commissions

18  (a)           Information Concerning           Description of Shares Voting
                   Shares of the Fund -             Rights and Liabilities
                   Description of Shares,
                   Voting Rights and
                   Liabilities

    (b)                             *                                  *

19  (a)           Information Concerning           Shareholder Services
                   Shares of the Fund -
                   Purchases; Shareholder
                   Services

    (b)           Information Concernings          Management of the Fund -
                   of the Fund - Net Asset          Distributor; Determination
                   Information Concerning           of Net Asset Value and
                   Shares of Fund -                 Performance - Net Asset
                   Purchases                        Value

    (c)                             *                                  *

20                                  *              Tax Status

21  (a)                             *              Management of the Fund -
                                                   Distributor; Distribution
                                                   Plans

                                                                STATEMENT OF
 ITEM NUMBER                                                     ADDITIONAL
FORM N-1A, PART B            PROSPECTUS CAPTION              INFORMATION CAPTION
-----------------            ------------------              -------------------
    (b)                             *              Management of the Fund -
                                                    Distributor; Distribution
                                                    Plans

    (c)                             *                                  *

22  (a)                             *                                  *

    (b)                             *              Determination of Net Asset
                                                    Value and Performance


23                                  *              Independent Auditors
                                                    and Financial Statements


-----------------------
*    Not Applicable
**   Contained in Annual Report

                                           PROSPECTUS
                                           March 1, 1996
MFS(R) WORLD                               Class A Shares of Beneficial Interest
TOTAL RETURN FUND                          Class B Shares of Beneficial Interest
(A member of the MFS Family of Funds(R))   Class C Shares of Beneficial Interest
-----------------------------------------------------------------------
                                                                           Page
                                                                           ----
1. Expense Summary .................................................          2
2. The Fund ........................................................          3
3. Condensed Financial Information .................................          4
4. Investment Objective and Policies ...............................          5
5. Investment Techniques ...........................................          7
6. Additional Risk Factors .........................................         11
7. Management of the Fund ..........................................         14
8. Information Concerning Shares of the Fund .......................         15
      Purchases ....................................................         15
      Exchanges ....................................................         18
      Redemptions and Repurchases ..................................         19
      Distribution Plans ...........................................         21
      Distributions ................................................         23
      Tax Status ...................................................         23
      Net Asset Value ..............................................         23
      Description of Shares, Voting Rights and Liabilities .........         24
      Performance Information ......................................         24
9. Shareholder Services ............................................         25
Appendix A .........................................................        A-1

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
       EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
      SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
          PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENS E.

MFS WORLD TOTAL RETURN FUND
500 Boylston Street, Boston, Massachusetts 02116      (617) 954-5000

This Prospectus pertains to MFS World Total Return Fund (the "Fund") a non-diversified series of MFS Series Trust VI (the "Trust"), an open-end management investment company presently consisting of three series. The Fund's investment objective is to seek total return by investing in securities which will provide above-average current income (compared to a portfolio invested entirely in equity securities) and opportunities for long-term growth of capital and income. The Fund will invest primarily in global equity and fixed income securities (i.e., those of U.S. and non-U.S. issuers). THE FUND IS DESIGNED FOR INVESTORS WHO WISH TO SPREAD THEIR INVESTMENTS BEYOND THE UNITED STATES AND WHO ARE PREPARED TO ACCEPT THE RISKS ENTAILED IN SUCH INVESTMENTS, WHICH MAY BE HIGHER THAN THOSE ASSOCIATED WITH CERTAIN U.S. INVESTMENTS (see "Investment Objective and Policies"). The minimum initial investment generally is $1,000 per account (see "Purchases"). The Fund's investment adviser and distributor are Massachusetts Financial Services Company ("MFS" or the "Adviser") and MFS Fund Distributors, Inc. ("MFD"), respectively, both of which are located at 500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY, AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY FINANCIAL INSTITUTION. SHARES OF MUTUAL FUNDS ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED, AND WILL FLUCTUATE IN VALUE. YOU MAY RECEIVE MORE OR LESS THAN YOU PAID WHEN YOU REDEEM YOUR SHARES.

This Prospectus sets forth concisely the information concerning the Fund and the Trust that a prospective investor ought to know before investing. The Trust, on behalf of the Fund, has filed with the Securities and Exchange Commission (the "SEC") a Statement of Additional Information, dated March 1, 1996, as amended or supplemented from time to time (the "SAI"), which contains more detailed information about the Trust and the Fund and is incorporated into this Prospectus by reference. See page 26 for a further description of the information set forth in the SAI. A copy of the SAI may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number).

  INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

1.  EXPENSE SUMMARY

                                                                                  CLASS A           CLASS B           CLASS C
                                                                                  -------           -------           -------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Initial Sales Charge Imposed on Purchases of Fund Shares (as a
    percentage of offering price) ..........................................       4.75%             0.00%             0.00%
  Maximum Contingent Deferred Sales Charge (as a percentage of original
    purchase price or redemption proceeds, as applicable) ..................   See Below(1)          4.00%             0.00%


ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS):
  Management Fees ..........................................................       0.89%             0.89%             0.89%
  Rule 12b-1 Fees ..........................................................       0.35%(2)          1.00%(3)          1.00%(3)
  Other Expenses ...........................................................       0.53%             0.60%             0.53%
                                                                                   ----               ----              ----
  Total Operating Expenses .................................................       1.77%             2.49%             2.42%

----------

(1) Purchases of $1 million or more are not subject to an initial sales charge; however, a contingent deferred sales charge
    ("CDSC") of 1% will be imposed on such purchases in the event of certain redemption transactions within 12 months following such purchases (see "Information Concerning Shares of the Fund -- Purchases" below).

(2) The Fund has adopted a Distribution Plan for its Class A shares in accordance with Rule 12b-1 under the Investment
    Company Act of 1940, as amended (the "1940 Act"), which provides that it will pay distribution/ service fees aggregating up to (but not necessarily all of) 0.35% per annum of the average daily net assets attributable to the Class A shares
    (see "Information Concerning Shares of the Fund -- Distribution Plans" below). Distribution expenses under this Plan, together with the initial sales charge, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge.

(3) The Fund has adopted separate Distribution Plans for its Class B and its Class C shares in accordance with Rule 12b-1 under the 1940 Act, which provide that it will pay distribution/service fees aggregating up to (but not necessarily all
    of) 1.00% per annum of the average daily net assets attributable to the Class B shares under the Class B Distribution
    Plan and the Class C shares under the Class C Distribution Plan (see "Information Concerning Shares of the Fund --
    Distribution Plans" below). Distribution expenses paid under these Plans, together with any CDSC payable upon redemption of Class B shares, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge.

                             EXAMPLE OF EXPENSES
                             -------------------

An investor would pay the following dollar amounts of expenses on a $1,000 investment in the Fund, assuming (a) a 5% annual return and (b) redemption at the end of each of the time periods indicated (unless otherwise noted):

  PERIOD                 CLASS A                  CLASS B               CLASS C
  ------                 -------          ---------------------        --------
                                                            (1)
   1 year ..............  $ 65             $ 65           $ 25           $ 25
   3 years .............   101              108             78             75
   5 years .............   139              153            133            129
  10 years .............   246              265(2)         265(2)         276

----------
(1) Assumes no redemption.
(2) Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.

     The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. More complete descriptions of the following Fund expenses are set forth in the following sections of the Prospectus: (i) varying sales charges on share purchases -- "Purchases"; (ii) varying CDSCs -- "Purchases"; (iii) management fees -- "Investment Adviser"; and (iv) Rule 12b- 1 (i.e., distribution plan) fees -- "Distribution Plans."

     THE "EXAMPLE" SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

2.  THE FUND


The Fund is a non-diversified series of the Trust, an open-end management investment company which was organized as a business trust under the laws of The Commonwealth of Massachusetts on April 30, 1990. The Trust presently consists of three series, each of which represents a portfolio with separate investment objectives and policies. Shares of the Fund are continuously sold to the public and the Fund then uses the proceeds to buy securities (primarily equity and debt securities) for its portfolio. Three classes of shares of the Fund currently are offered to the general public. Class A shares are offered at net asset value plus an initial sales charge (or a CDSC in the case of certain purchases of $1 million or more) and subject to a Distribution Plan, providing for an annual distribution fee and service fee. Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC and a Distribution Plan providing for an annual distribution fee and service fee which are greater than the Class A annual distribution fee and service fee. Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares are offered at net asset value without an initial sales charge or a CDSC but subject to a Distribution Plan providing for an annual distribution fee and service fee which are equal to the Class B annual distribution fee and service fee. Class C shares do not convert to any other class of shares of the Fund.


The Trust's Board of Trustees provides broad supervision over the affairs of the Fund. The Adviser is responsible for the management of the Fund's assets and the officers of the Trust are responsible for the Fund's operations. The Adviser manages the portfolio from day to day in accordance with the Fund's investment objective and policies. A majority of the Trustees are not affiliated with the Adviser. The selection of investments and the way they are managed depend on the conditions and trends in the economies of the various countries of the world, their financial markets and the relationship of their currencies to the U.S. dollar. The Fund also offers to buy back (redeem) its shares from its shareholders at any time at net asset value, less any applicable CDSC.

3.  CONDENSED FINANCIAL INFORMATION

The following information has been audited for at least the latest five fiscal years of the Fund and should be read in conjunction with financial statements included in the Fund's Annual Report to shareholders which are incorporated by reference into the SAI, in reliance upon the report of the Fund's independent auditors, given upon their authority as experts in accounting and auditing. The Fund's independent auditors are Ernst & Young LLP.

                                                       FINANCIAL HIGHLIGHTS
                                                CLASS A, CLASS B AND CLASS C SHARES

                                                                                YEAR ENDED OCTOBER 31,
                                                          ---------------------------------------------------------------------
                                                           1995         1994         1993        1992        1991        1990<F1>
                                                          -----         -----        ----        ----        ----        -----
                                                                                             CLASS A
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT
 EACH PERIOD):
Net asset value - beginning of period .................     $10.58       $11.19      $10.21      $ 9.42      $ 8.55     $ 8.50
                                                            ------       ------      ------      ------      ------     ------
Income from investment operations<F3> -
  Net investment income ...............................     $ 0.33       $ 0.30      $ 0.28      $ 0.36      $ 0.37     $ 0.08
  Net realized and  unrealized gain (loss) on
   investments and foreign currency transactions ......       0.79         0.15        1.42        0.86        0.88      (0.03)
                                                            ------       ------      ------      ------      ------     ------
    Total from investment operations ..................     $ 1.12       $ 0.45      $ 1.70      $ 1.22      $ 1.25     $ 0.05
                                                            ------       ------      ------      ------      ------     ------
Less distributions declared to shareholders -
  From net investment income ..........................     $(0.08)      $(0.25)     $(0.45)     $(0.26)     $(0.38)    $  --
  From net realized gain on investments and foreign
   currency transactions ....                                (0.05)       (0.33)      (0.27)      (0.17)       --          --
  In excess of net realized gain on investments and
    foreign currency transactions .....................        --         (0.38)        --          --         --          --
  From paid-in capital ................................        --         (0.10)        --          --         --          --
                                                            ------       ------      ------      ------      ------     ------
      Total distributions declared to shareholders ....     $(0.13)      $(1.06)     $(0.72)     $(0.43)     $(0.38)       --
                                                            ------       ------      ------      ------      ------     ------
Net asset value - end of period .......................     $11.57       $10.58      $11.19      $10.21      $ 9.42     $ 8.55
                                                            ======       ======      ======      ======      ======     ======
Total return<F5> ......................................     10.63%        4.10%      17.78%      13.14%      14.94%       3.76%<F2>
RATIOS (TO AVERAGE DAILY NET ASSETS)/SUPPLEMENTAL DATA:
  Expenses<F4> ........................................      1.77%        1.76%       1.92%       1.84%       2.18%       1.57%<F2>
  Net investment income ...............................      3.06%        2.81%       2.96%       3.65%       4.05%       3.14%<F2>
PORTFOLIO TURNOVER ....................................       160%         118%        112%         72%        134%          2%
NET ASSETS AT END OF PERIOD (000 OMITTED) .............   $110,294      $99,870     $71,262     $44,707     $30,847     $12,510
----------

<F1>For the period from September 4, 1990 (commencement of investment operations) to October 31, 1990.
<F2>Annualized.
<F3>Per share data for the periods subsequent to October 31, 1993 is based on average shares outstanding.
<F4>For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
<F5>Total returns do not include the applicable sales charge. If the sales charge had been included the results would have been lower.



                                                  FINANCIAL HIGHLIGHTS -- CONTINUED

                                                                                          YEAR ENDED OCTOBER 31,
                                                                           --------------------------------------------------
                                                                           1995        1994       1993<F1>     1995       1994<F2>
                                                                           ----        ----       ----         ----       ----
                                                                                      CLASS B                       CLASS C
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT
 EACH PERIOD):
Net asset value - beginning of period ..............................     $10.54       $11.19      $10.84      $10.53    $ 11.06
                                                                         ------       ------      ------      ------    -------

Income from investment operations<F5> -
  Net investment income ............................................     $ 0.25       $ 0.25      $ 0.06      $ 0.27    $  0.27
  Net realized and unrealized gain (loss) on investments and
    foreign currency  transactions .................................       0.77         0.13        0.35        0.76      (0.29)
                                                                         ------       ------      ------      ------    -------
    Total from investment operations ...............................     $ 1.02       $ 0.38      $ 0.41      $ 1.03    $ (0.02)
                                                                         ------       ------      ------      ------    -------
Less distributions declared to shareholders -
  From net investment income .......................................     $(0.03)      $(0.24)     $(0.06)     $(0.03)   $ (0.12)
  From net realized gain on investments and foreign currency
    transactions ...................................................      (0.01)       (0.32)        --        (0.01)     (0.16)
  In excess of net realized gain on  investments and foreign
    currency transactions ..........................................        --         (0.38)        --          --       (0.18)
  From paid-in capital .............................................        --         (0.09)        --          --       (0.05)
                                                                         ------       ------      ------      ------    -------
      Total distributions declared to shareholders .................     $(0.04)      $(1.03)     $(0.06)     $(0.04)   $ (0.51)
                                                                         ------       ------      ------      ------    -------
Net asset value - end of period ....................................     $11.52       $10.54      $11.19      $11.52    $ 10.53
                                                                         ======       ======      ======      ======    =======
Total return<F7> ...................................................      9.75%        3.38%       3.79%<F4>   9.84%    (0.15)%<F4>
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Expenses<F6> .....................................................      2.49%        2.49%       2.77%<F3>   2.42%      2.39%<F3>
  Net investment income ............................................      2.34%        2.33%       2.15%<F3>   2.41%      2.51%<F3>
PORTFOLIO TURNOVER .................................................       160%         118%        112%        160%       118%
NET ASSETS AT END OF PERIOD (000 OMITTED)...........................    $57,214      $47,677      $4,381     $10,894    $10,903

----------

<F1>For the period from commencement of offering of Class B shares, September 7, 1993 to October 31, 1993.
<F2>For the period from commencement of offering of Class C shares, January 3, 1994 to October 31, 1994.
<F3>Annualized.
<F4>Not annualized.
<F5>Per share data for the periods subsequent to October 31, 1993 is based on average shares outstanding.
<F6>For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
<F7>Total returns do not include the applicable sales charge. If the sales charge had been included the results would have been lower.

4. INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE -- The Fund's investment objective is to seek total return by investing in securities which will provide above-average current income (compared to a portfolio invested entirely in equity securities) and opportunities for long-term growth of capital and income. The Fund will invest primarily in global equity and fixed income securities (i.e., those of U.S. and non-U.S. issuers). Any investment involves risk and there can be no assurance that the Fund will achieve its investment objective.

INVESTMENT POLICIES -- The Fund seeks to achieve its investment objective through a professionally managed, internationally diversified portfolio consisting of equity and fixed income securities. The Fund attempts to provide investors with an opportunity to enhance the value and increase the protection of their investment against inflation and otherwise by taking advantage of investment opportunities in the United States as well as in other countries where opportunities may be more rewarding. It is believed that diversification of assets on an international basis decreases the degree to which events in any one country, including the United States, can affect the entire portfolio. Although the percentage of the Fund's assets invested in securities issued abroad and denominated or quoted in foreign currencies ("non-dollar securities") will vary depending on the state of the economies of the various countries of the world, their financial markets and the relationship of their currencies to the U.S. dollar, under normal conditions the Fund will be invested in at least three different countries, one of which will be the United States. For temporary defensive reasons or during times of international political or economic uncertainty or turmoil, most or all of the Fund's investments may be in the United States.

Under normal economic and market conditions, the Fund will invest not less than 40% and not more than 75% of its assets in equity securities. Such securities will include common stocks and equivalents (such as convertible securities and warrants) and preferred stocks of (i) U.S. issuers which derive, or have the potential to derive, a meaningful portion (approximately 25% or more) of their revenues and earnings in foreign markets; (ii) non-U.S. issuers; and (iii) to a lesser extent, other U.S. issuers. The Fund may invest up to 90% (and expects generally to invest between 25% to 90%) of its total assets in foreign securities (not including American Depositary Receipts), which may be traded on foreign exchanges. Convertible securities in which the Fund may invest will be rated BBB or better by Standard & Poor's Ratings Group ("S&P") or Fitch Investors Service, Inc. ("Fitch"), or Baa or better by Moody's Investors Service, Inc. ("Moody's"), or if unrated, will be determined by the Adviser to be of comparable quality. If a security purchased by the Fund is subsequently downgraded to below BBB by S&P or by Fitch or Baa by Moody's (or comparable standards for unrated securities), the security will be sold only if the Adviser believes it is advantageous to do so. The Fund may invest up to 5% of its net assets in convertible securities rated below BBB or Baa (commonly known as "Junk Bonds") (see Appendix B in the SAI for a description of bond ratings).


In managing the Fund conservatively, the Adviser attempts to exercise prudence, discretion and intelligence in the selection of securities of high or improving investment quality, with due regard for probable income and probable safety of capital. The words "high investment quality" reflect the intention of the Fund to invest in securities of well-known, established issuers and to avoid the acquisition of speculative securities or those of doubtful character even if the immediate prospect is tempting. The Adviser may determine that a security possesses high or improving investment quality if, for instance, there has been an increase in the issuer's sales and earnings or if current trends indicate that an increase in the issuer's sales and earnings is likely, or if the issuer's balance sheet is strong or has improved. The opportunity for currency appreciation generally is not a significant factor in the Fund's selection of equity securities.


Under normal economic and market conditions, at least 25% of the Fund's assets will be invested in fixed income securities, such as bonds, debentures, mortgage securities, notes, commercial paper, obligations issued or guaranteed by a government or any of its political subdivisions, agencies or instrumentalities, certificates of deposit, as well as debt obligations which may have a call on common stock by means of attached warrants. Debt securities in which the Fund may invest may also include zero coupon bonds. Zero coupon bonds do not require the periodic payment of interest and are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments will experience greater volatility in market value than debt obligations with comparable maturities which make regular payments of interest. The Fund's investment in zero coupon securities and certain securities purchased at a market discount will cause it to recognize income prior to the receipt of cash payments with respect to these securities. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.


The Fund will purchase non-dollar fixed income securities denominated in the currency of countries where the interest rate environment as well as the general economic climate provide an opportunity for declining interest rates and currency appreciation. If interest rates decline, such non-dollar fixed income securities will generally appreciate in value. If the currency also appreciates against the dollar, the total investment in such non-dollar fixed income securities would be enhanced further. Conversely, a rise in interest rates or decline in currency exchange rates would adversely affect the Fund's return. Investments in non-dollar fixed income securities are evaluated by the Adviser primarily on the strength of a particular currency against the dollar and on the interest rate climate of that country. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. In addition to the foregoing, interest rates are evaluated on the basis of differentials or anomalies that may exist between different countries. The Fund may hold foreign currency received in connection with investments in non-dollar fixed income securities when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the exchange rate.

The Fund will invest in investment grade U.S. and non-U.S. fixed income securities. Such securities will be rated BBB or better by S&P or Fitch, or Baa or better by Moody's, or if unrated, will be determined by the Adviser to be of comparable quality. Securities rated BBB or Baa, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade fixed income securities.

Assets invested in fixed income securities of non-U.S. issuers will be diversified among countries where opportunities for total return are expected to be most attractive. It is currently expected that fixed income investments within foreign countries will be primarily in securities issued or guaranteed by governments, including their political subdivisions, authorities, agencies and instrumentalities, or supranational authorities (such as the World Bank) to minimize credit risk. While the Fund will invest in fixed income securities which are believed to have minimal credit risk, an error of judgment in selecting a currency or an interest rate environment could result in a loss of capital.


Although it may invest anywhere in the world, the Fund expects to invest most of its assets in the equity securities of issuers located in Australia, Canada, Europe, Japan or the United States and in the debt securities of issuers located in any of such regions or countries or New Zealand. The Fund may invest more than 25% of its assets in securities of issuers located in the United States. The Adviser will determine the amount of the Fund's assets to be invested in the United States and the amount to be invested abroad.


The Fund has registered as a "non-diversified" investment company. As a result, the Fund is limited as to the percentage of its assets which may be invested in the securities of any one issuer only by its own investment restrictions and the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"). U.S. Government securities are not subject to any investment limitation. Since the Fund may invest a relatively high percentage of its assets in a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory occurrence and to the financial conditions of the issuers in which it invests.

When unfavorable economic or market conditions exist, the Fund may, until favorable conditions return, invest all or a portion of its assets in cash (or foreign currency) or cash equivalents (such as certificates of deposit, bankers' acceptances and time deposits), commercial paper, short-term obligations, repurchase agreements and obligations issued or guaranteed by the U.S. or any foreign government or any of their agencies, authorities or instrumentalities.


5.  INVESTMENT TECHNIQUES
Consistent with the Fund's investment objective and policies, the Fund may engage in the following investment techniques, many of which are described more fully in the SAI. See "Investment Objective, Policies and Restrictions" in the SAI.

REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements in order to earn income on available cash or as a temporary defensive measure. Under a repurchase agreement, the Fund acquires securities subject to the seller's agreement to repurchase at a specified time and price. If the seller becomes subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's right to liquidate the securities may be restricted (during which time the value of the securities could decline). As discussed in the SAI, the Fund has adopted certain procedures intended to minimize risk.

LENDING OF SECURITIES: The Fund may seek to increase its income by lending portfolio securities. Such loans will usually be made only to member firms (and subsidiaries thereof) of the New York Stock Exchange (the "Exchange") and to member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, U.S. Government securities or an irrevocable letter of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund will continue to collect the equivalent of interest on the securities loaned and will also receive either interest (through investment of cash collateral) or a fee (if the collateral is U.S. Government securities). As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which could be earned currently from securities loans of this type justifies the attendant risk.


"WHEN ISSUED" OR "FORWARD DELIVERY" SECURITIES: The Fund may purchase securities on a "when-issued" or on a "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date usually beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. The Fund does not pay for the securities until received, and does not start earning interest on the securities until the contractual settlement date. In order to invest its assets immediately, while awaiting delivery of securities purchased on such bases, the Fund will normally invest in cash, short-term money market instruments and high quality debt securities. Although the Fund does not intend to make such purchases for speculative purposes and intends to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, the Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if the Fund determines it necessary to sell the "when-issued" or "forward delivery" securities before delivery, it may incur a loss because of market fluctuations since the time the commitment to purchase such securities was made.


EMERGING MARKET SECURITIES: Consistent with the Fund's objective and policies, the Fund may invest in securities of issuers whose principal activities are located in emerging market countries. Emerging market countries include any country determined by the Adviser to have an emerging market economy, taking into account a number of factors, including whether the country has a low-to middle-income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The Adviser determines whether an issuer's principal activities are located in an emerging market country by considering such factors as its country of organization, the principal trading market for its securities and the source of its revenues and assets. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; or (e) the issuer has 50% or more of its assets in that country.

BRADY BONDS: The Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Jordan, Mexico, Nigeria, Panama, the Philippines, Poland, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payment; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.


AMERICAN DEPOSITARY RECEIPTS: The Fund may invest in American Depositary Receipts ("ADRs") which are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. Because ADRs trade on United States securities exchanges, the Adviser does not treat them as foreign securities. However, they are subject to many of the risks of foreign securities such as changes in exchange rates and more limited information about foreign issuers.


RESTRICTED SECURITIES: The Fund may also purchase securities that are not registered under the Securities Act of 1933 ("1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). The Trust's Board of Trustees determines, based upon a continuing review of the trading markets for a specific Rule 144A security, whether such security is liquid and thus not subject to a Fund's limitation on investing not more than 15% of its net assets in illiquid investments. The Board of Trustees has adopted guidelines and delegated to MFS the daily function of determining and monitoring the liquidity of Rule 144A securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Board will carefully monitor the Fund's investments in Rule 144A securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of decreasing the level of liquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities held in the Fund's portfolio. Subject to the Fund's 15% limitation on investments in illiquid investments, the Fund may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, the Fund might not be able to sell these securities when the Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.


MORTGAGE PASS-THROUGH SECURITIES: The Fund may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayments. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of any premium paid, and the actual yield (or total return) to the Fund may be different than the quoted yield on the securities. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of a mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")); or guaranteed by agencies or instrumentalities of the U.S. Government (such as securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation, which are not guaranteed by the U.S. Government). Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.


CORPORATE ASSET-BACKED SECURITIES: The Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card or automobile loan receivables, representing the obligations of a number of different parties. Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. See the SAI for further information on these securities.


MORTGAGE "DOLLAR ROLL" TRANSACTIONS: The Fund may enter into mortgage "dollar roll" transactions with selected banks and broker-dealers pursuant to which the Fund sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The Fund will only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction.


INDEXED SECURITIES: The Fund may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices, or other financial indicators. Most indexed securities are short to intermediate term fixed-income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself.


OPTIONS ON FIXED INCOME SECURITIES: The Fund may write (sell) covered put and call options on fixed income securities and purchase put and call options. The Fund will write such options for the purpose of increasing its return and/or to protect the value of its portfolio. The Fund may also write combinations of put and call options on the same security, known as "straddles." Such transactions can generate additional premium income but also present increased risk. The Fund may purchase put or call options in anticipation of declines in the value of fixed income portfolio securities or increases in the value of securities to be acquired.


The Fund may also enter into options on the yield "spread," or yield differential, between two securities, a transaction referred to as a "yield curve" option, for hedging and non-hedging (an effort to increase current income) purposes. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities rather than the actual prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease. Yield curve options written by the Fund will be covered as described in the SAI. The trading of yield curve options is subject to all the risks associated with trading other types of options, as discussed below under "Additional Risk Factors" and in the SAI. In addition, such options present risks of loss even if the yield on one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated.


The Fund may purchase and sell options that are traded on U.S. and foreign exchanges, and options traded over-the-counter, with broker-dealers who deal in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Fund will treat assets used to cover over-the-counter options as illiquid unless the dealer is a primary dealer in U.S. Government securities and has given the Fund the unconditional right to close such options at a formula price, in which event only an amount of the cover determined with reference to the formula will be considered illiquid. The Fund may also write over-the-counter options with non-primary dealers, including foreign dealers, and will treat the assets used to cover these options as illiquid.


FUTURES CONTRACTS: The Fund may enter into contracts for the purchase or sale for future delivery of fixed income securities or foreign currencies or contracts based on indices of fixed income securities as such instruments become available for trading ("Futures Contracts"). Such transactions may be entered into for hedging purposes, in order to protect the Fund's current or intended investments from the effects of changes in interest or exchange rates, as well as for non-hedging purposes to the extent permitted by applicable law. The Fund will incur brokerage fees when it purchases and sells Futures Contracts, and will be required to maintain margin deposits. In addition, Futures Contracts entail risks. Although the Adviser believes that use of such contracts will benefit the Fund, if its investment judgment about the general direction of interest or exchange rates is incorrect, the Fund's overall performance may be poorer than if it had not entered into any such contract and the Fund may realize a loss. The Fund will not enter into any Futures Contract if immediately thereafter the value of securities and other obligations underlying all such Futures Contracts would exceed 50% of the value of its total assets.


OPTIONS ON FUTURES CONTRACTS: The Fund may also purchase and write options on Futures Contracts ("Options on Futures Contracts") for hedging purposes for the purpose of protecting against declines in the value of fixed income portfolio securities or against increases in the cost of such securities to be acquired, as well as for non-hedging purposes to the extent permitted by applicable law. Purchases of Options on Futures Contracts may present less risk in hedging the portfolio of the Fund than the purchase or sale of the underlying Futures Contracts, since the potential loss is limited to the amount of the premium paid for the option, plus related transaction costs. The writing of such options, however, does not present less risk than the trading of Futures Contracts, and will constitute only a partial hedge, up to the amount of the premium received, less related transaction costs. In addition, if an option is exercised, the Fund may suffer a loss on the transaction.

FORWARD CONTRACTS: The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date ("Forward Contracts"). The Fund may enter into Forward Contracts for hedging purposes as well as for the non-hedging purpose of increasing the Fund's current income. By entering into transactions in Forward Contracts, however, the Fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of Forward Contracts entered into for non-hedging purposes, the Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative. Forward Contracts are traded over-the-counter and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in Futures Contracts or options traded on exchanges. The Fund may also enter into a Forward Contract on one currency in order to hedge against risk of loss arising from fluctuations in the value of a second currency (referred to as a "cross hedge") if, in the judgment of the Adviser, a reasonable degree of correlation can be expected between movements in the values of the two currencies. The Fund has established procedures consistent with statements of the SEC and its staff regarding the use of Forward Contracts by registered investment companies, which requires use of segregated assets or "cover" in connection with the purchase and sale of such contracts.

OPTIONS ON FOREIGN CURRENCIES: The Fund may also purchase and write options on foreign currencies ("Options on Foreign Currencies") for the purpose of protecting against declines in the dollar value of fixed income portfolio securities and against increases in the dollar cost of fixed income securities to be acquired. As in the case of other types of options, however, the writing of Options on Foreign Currencies will constitute only a partial hedge, up to the amount of the premium received, and the Fund may be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of Options on Foreign Currencies may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium paid for the option plus related transaction costs.


SWAPS AND RELATED TRANSACTIONS: As one way of managing its exposure to different types of investments, the Fund may enter into interest rate swaps, currency swaps and other types of available swap agreements, such as caps, collars and floors. Swaps involve the exchange by the Fund with another party of cash payments based upon different interest rate indices, currencies, and other prices or rates such as the value of mortgage prepayment rates. For example, in the typical interest rate swap, the Fund might exchange a sequence of cash payments based on a floating rate index for cash payments based on a fixed rate. Payments made by both parties to a swap transaction are based on a principal amount determined by the parties.


The Fund may also purchase and sell caps, floors and collars. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the counterparty. For example, the purchase of an interest rate cap entitles the buyer, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the counterparty selling such interest rate cap. The sale of an interest rate floor obligates the seller to make payments to the extent that a specified interest rate falls below an agreed-upon level. A collar arrangement combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. For example, if the Fund agreed to exchange payments in dollars for payments in foreign currency, in each case based on a fixed rate, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Fund's performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions.


Swaps, caps, floors and collars are highly specialized activities which involve certain risks. See the SAI on the risks involved in these activities.

6.  ADDITIONAL RISK FACTORS

OPTIONS, FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES: Although the Fund will enter into transactions in Futures Contracts, Options on Futures Contracts and Options on Foreign Currencies for hedging purposes, and will enter into certain option transactions and certain Forward Contracts for non-hedging purposes, such transactions nevertheless involve certain risks. For example, a lack of correlation between the instrument underlying an option or Futures Contract and the assets being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful and could result in losses. The Fund also may enter into transactions in such instruments for non-hedging purposes to the extent permitted by applicable law, which involves greater risk. In particular, such transactions may result in losses for the Fund which are not offset by gains on other portfolio positions, thereby reducing gross income. In addition, foreign currency markets may be extremely volatile from time to time. There also can be no assurance that a liquid secondary market will exist for any contract purchased or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses. In addition, the Fund may be required or may elect to receive delivery of the foreign currencies underlying Forward Contracts or Options on Foreign Currencies, which may involve certain risks. In such instances, the Fund may hold the foreign currency when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. The SAI contains a description of the nature and trading mechanics of options, Futures Contracts, Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies, and includes a discussion of the risks related to transactions therein.


Transactions in Forward Contracts may be entered into only in the over-the-counter market. Futures Contracts and Options on Futures Contracts may be entered into on United States exchanges regulated by the Commodity Futures Trading Commission and on foreign exchanges. In addition, the fixed income securities underlying options and Futures Contracts traded by the Fund will include U.S. Government securities as well as foreign securities.


FOREIGN SECURITIES: Investors should recognize that transactions involving foreign equity or debt securities or foreign currencies, and transactions entered into in foreign countries, involve considerations and risks not typically associated with investing in U.S. markets. Such investments may be favorably or unfavorably affected by changes in interest rates, currency exchange rates and exchange control regulations, and costs may be incurred in connection with conversions between various currencies. Investments in foreign countries could also be affected by other factors generally not thought to be present in the United States, including the possibility of heavy taxation, less publicly available financial and other information, different or lesser regulatory protection, political or social instability, limitations on the removal of funds or other assets of the Fund, expropriation of assets, diplomatic developments adverse to U.S. investments and difficulties in enforcing contractual obligations. In addition, while the holding of foreign currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, it also exposes the Fund to risk of loss if such rates move in a direction adverse to the Fund's position. Such losses could also adversely affect the Fund's hedging strategies. The Fund will not invest 25% or more of the value of its assets in the securities of any one foreign government.

EMERGING MARKET SECURITIES: The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in value of the portfolio security, a decrease in the level of liquidity in the Fund's portfolio, or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. Certain markets may require payment for securities before delivery and in such markets the Fund bears the risk that the securities will not be delivered and that the Fund's payments will not be returned. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions against repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.


Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.


Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Fund.

                           ------------------------

Because of the Fund's international investment policies and the risks discussed above, an investment in shares of the Fund may not be appropriate for all investors, and an investment in shares of the Fund should not be considered a complete investment program. Each prospective purchaser should take into account his investment objectives as well as his other investments when considering the purchase of shares of the Fund.


PORTFOLIO TRADING: The primary consideration in placing portfolio security transactions is execution at the most favorable prices. Consistent with the foregoing primary consideration, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (the "NASD") and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund and of the other investment company clients of MFD, the Fund's distributor, as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.


The portfolio will be managed actively and the asset allocations modified as the Adviser deems necessary. Although the Fund does not intend to seek short-term profits, securities in its portfolio will be sold whenever the Adviser believes it is appropriate to do so without regard to the length of time the particular asset may have been held. A high turnover rate involves greater expenses, including higher brokerage and transaction costs, to the Fund. The Fund engages in portfolio trading if it believes a transaction net of costs (including custodian charges) will help in achieving its investment objective. For the fiscal year ended October 31, 1995, the Fund had a portfolio turnover rate in excess of 100%. Transaction costs incurred by the Fund and the realized capital gains and losses of the Fund may be greater than that of a Fund with a lesser portfolio turnover rate.

From time to time, the Adviser may direct certain portfolio transactions to broker-dealer firms which, in turn, have agreed to pay a portion of the Fund's operating expenses (e.g., fees charge by the custodian of the Fund's assets). For a further discussion of portfolio trading, see the SAI.


The investment objective and policies described above are not fundamental and may be changed without shareholder approval. A change in the Fund's investment objective may result in the Fund having an investment objective different from the objective which the shareholder considered appropriate at the time of investment in the Fund.


The SAI includes a discussion of other investment policies and a listing of specific investment restrictions which govern the Fund's investment policies. The specific investment restrictions listed in the SAI may be changed without shareholder approval unless otherwise indicated (see "Investment Restrictions" in the SAI).


The Fund's investment limitations, policies and rating standards are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.


7.  MANAGEMENT OF THE FUND
INVESTMENT ADVISER -- The Adviser manages the Fund pursuant to an Investment Advisory Agreement dated August 10, 1990 (the "Advisory Agreement"). The Adviser provides the Fund with overall investment advisory and administrative services, as well as general office facilities. Frederick J. Simmons, a Senior Vice President of the Adviser, has been the Fund's portfolio manager since 1991. Mr. Simmons has been employed as a portfolio manager by the Adviser since 1971. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For its services and facilities, the Adviser receives a management fee computed and paid monthly in an amount equal to the sum of 0.65% of the Fund's average daily net assets and 5% of the Fund's gross income (i.e., income other than gains from the sale of securities, gains from options and futures transactions, premium income from options written and gains from foreign exchange transactions) for its then-current fiscal year. This management fee is greater than the fee paid by most funds.

For the Fund's fiscal year ended October 31, 1995, MFS received fees under the Advisory Agreement of $1,479,587 (of which $1,079,919 was based on average daily net assets and $399,668 on gross income), equivalent on an annualized basis to 0.89% of the Fund's average daily net assets.

MFS also serves as investment adviser to each of the other funds in the MFS Family of Funds (the "MFS Funds") and to MFS(R) Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust, MFS Special Value Trust, MFS Institutional Trust, MFS Union Standard Trust, MFS Variable Insurance Trust, MFS/Sun Life Series Trust, Sun Growth Variable Annuity Fund, Inc. and seven variable accounts, each of which is a registered investment company established by Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)") in connection with the sale of various fixed/variable annuity contracts. MFS and its wholly owned subsidiary, MFS Asset Management, Inc., provide investment advice to substantial private clients.

MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $43.2 billion on behalf of approximately 1.8 million investor accounts as of January 31, 1996. As of such date, the MFS organization managed approximately $18.7 billion of assets invested in equity securities and approximately $20.6 billion of assets invested in fixed income securities. Approximately $3.8 billion of the assets managed by MFS are invested in securities of foreign issuers. MFS is a wholly owned subsidiary of Sun Life of Canada (U.S.), which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life"). The Directors of MFS are A. Keith Brodkin, Jeffrey L. Shames, Arnold D. Scott, John D. McNeil and John R. Gardner. Mr. Brodkin is the Chairman, Mr. Shames is the President and Mr. Scott is the Secretary and a Senior Executive Vice President of MFS. Messrs. McNeil and Gardner are the Chairman and President, respectively, of Sun Life. Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the United States since 1895, establishing a headquarters office here in 1973. The executive officers of MFS report to the Chairman of Sun Life.

A. Keith Brodkin, the Chairman of MFS, is also the Chairman and President of the Trust. W. Thomas London, Stephen E. Cavan, James O. Yost and James R. Bordewick, Jr., all of whom are officers of MFS, are officers of the Trust.

MFS has established a strategic alliance with Foreign & Colonial Management Ltd. ("Foreign & Colonial"). Foreign & Colonial is a subsidiary of two of the world's oldest financial services institutions, the London-based Foreign & Colonial Investment Trust PLC, which pioneered the idea of investment management in 1868, and HYPO-BANK (Bayerische Hypotheken-und Wechsel-Bank AG), the oldest publicly listed bank in Germany, founded in 1835. As part of this alliance, the portfolio managers and investment analysts of MFS and Foreign & Colonial will share their views on a variety of investment related issues, such as the economy, securities markets, portfolio securities and their issuers, investment recommendations, strategies and techniques, risk analysis, trading strategies and other portfolio management matters. MFS will have access to the extensive international equity investment expertise of Foreign & Colonial, and Foreign & Colonial will have access to the extensive U.S. equity investment expertise of MFS. One or more MFS investment analysts are expected to work for an extended period with Foreign & Colonial's portfolio managers and investment analysts at their offices in London. In return, one or more Foreign & Colonial employees are expected to work in a similar manner at MFS' Boston offices.

In certain instances there may be securities which are suitable for the Fund's portfolio as well as for portfolios of other clients of MFS or clients of Foreign & Colonial. Some simultaneous transactions are inevitable when several clients receive investment advice from MFS and Foreign & Colonial, particularly when the same security is suitable for more than one client. While in some cases this arrangement could have a detrimental effect on the price or availability of the security as far as the Fund is concerned, in other cases, however, it may produce increased investment opportunities for the Fund.

DISTRIBUTOR -- MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the Fund and each of the other MFS Funds.

SHAREHOLDER SERVICING AGENT -- MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, performs transfer agency, certain dividend disbursing agency and other services for the Fund.

8.  INFORMATION CONCERNING SHARES OF THE FUND
PURCHASES
Shares of the Fund may be purchased at the public offering price through any dealer and other financial institutions ("dealers") having a selling agreement with MFD. Dealers may also charge their customers fees relating to investments in the Fund.

The Fund offers three classes of shares (Class A, Class B and Class C shares) which bear sales charges and distribution fees in different forms and amounts, as described below:

CLASS A SHARES: Class A shares are generally offered at net asset value plus an initial sales charge, but in certain cases are offered at net asset value without an initial sales charge but subject to a CDSC.

    PURCHASES SUBJECT TO INITIAL SALES CHARGE. Class A shares are offered at net asset value plus an initial sales charge as follows:

                                     SALES CHARGE* AS
                                      PERCENTAGE OF:
                                --------------------------   DEALER ALLOWANCE
                                                NET AMOUNT    AS A PERCENTAGE
AMOUNT OF PURCHASE               OFERING PRICE  INVESTED     OF OFFERING PRICE
------------------              --------------  ---------    -----------------
Less than $100,000 ................ 4.75%          4.99%          4.00%
$100,000 but less than $250,000 ... 4.00           4.17           3.20
$250,000 but less than $500,000 ... 2.95           3.04           2.25
$500,000 but less than $1,000,000 . 2.20           2.25           1.70
$1,000,000 or more ................ None**         None**       See Below**

----------
 *Because of rounding in the calculation of offering price, actual sales charges may be more or less than those calculated using the percentages above.
**A CDSC will apply to such purchases, as discussed below.

MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price, as shown in the above table. In the case of the maximum sales charge, the dealer retains 4% and MFD retains approximately 3/4 of 1% of the public offering price. The sales charge may vary depending on the number of shares of the Fund as well as certain other MFS Funds owned or being purchased, the existence of an agreement to purchase additional shares during a 13-month period (or 36-month period for purchases of $1 million or more) or other special purchase programs. A description of the Right of Accumulation, Letter of Intent and Group Purchase privileges by which the sales charge may be reduced is set forth in the SAI.

    PURCHASES SUBJECT TO A CDSC (but not subject to an initial sales charge). In the following two circumstances, Class A shares are also offered at net asset value without an initial sales charge but subject to a CDSC, equal to 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares, in the event of a share redemption within 12 months following the purchase:

     (i) on investments of $1 million or more in Class A shares; and

     (ii) on investments in Class A shares by certain retirement plans subject to the Employee Retirement Income Security Act of 1974, as amended, if the sponsoring organization demonstrates to the satisfaction of MFD that either
     (a) the employer has at least 25 employees or (b) the aggregate purchases by the retirement plan of Class A shares of the MFS Funds will be in an amount of at least $250,000 within a reasonable period of time, as determined by MFD in its sole discretion.

In the case of such purchases, MFD will pay a commission to dealers as follows: 1% on sales up to $5 million, plus 0.25% on the amount in excess of $5 million. Purchases of $1 million or more for each shareholder account will be aggregated over a 12-month period (commencing from the date of the first such purchase) for purposes of determining the level of commissions to be paid during the period with respect to such account. In addition, with respect to sales to retirement plans under the second circumstance described above, MFD may pay a commission, on sales in excess of $5 million to certain retirement plans, of 1% to certain dealers which, at MFD's invitation, enter into an agreement with MFD in which the dealer agrees to return any commission paid to it on the sale (or on a pro rata portion thereof) if the shareholder redeems his or her shares within a period of time after purchase as specified by MFD.

See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" for further discussion of the CDSC.

    WAIVERS OF INITIAL SALES CHARGE AND CDSC. In certain circumstances, the initial sales charge imposed upon purchases of Class A shares and the CDSC imposed upon redemptions of Class A shares is waived. These circumstances are described in Appendix A to this Prospectus.

CLASS B SHARES: Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC upon redemption as follows:

             YEAR OF                                 CONTINGENT
            REDEMPTION                             DEFERRED SALES
          AFTER PURCHASE                               CHARGE
          --------------                          ---------------

      First .........................................   4%
      Second ........................................   4%
      Third .........................................   3%
      Fourth ........................................   3%
      Fifth .........................................   2%
      Sixth .........................................   1%
      Seventh and following .........................   0%

The CDSC imposed is assessed against the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. No CDSC is assessed against shares acquired through the automatic reinvestment of dividends or capital gain distributions.

MFD will pay commissions to dealers of 3.75% of the purchase price of Class B shares purchased through dealers. MFD will also advance to dealers the first year service fee payable under the Fund's Class B Distribution Plan (see "Distribution Plans" below) at a rate equal to 0.25% of the purchase price of such shares. Therefore, the total amount paid to a dealer upon the sale of Class B shares is 4% of the purchase price of the shares (commission rate of 3.75% plus a service fee equal to 0.25% of the purchase price).

See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" for further discussion of the CDSC.

    WAIVERS OF CDSC. In certain circumstances, the CDSC imposed upon redemption of Class B shares is waived. These circumstances are described in Appendix A to this Prospectus.

    CONVERSION OF CLASS B SHARES. Class B shares of the Fund that remain outstanding for approximately eight years will convert to Class A shares of the Fund. Shares purchased through the reinvestment of distributions paid in respect of Class B shares will be treated as Class B shares for purposes of the payment of the distribution and service fees under the Distribution Plan applicable to Class B shares. See "Distribution Plans" below. However, for purposes of conversion to Class A shares, all shares in a shareholder's account that were purchased through the reinvestment of dividends and distributions paid in respect of Class B shares (and which have not converted to Class A shares as provided in the following sentence) will be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, a portion of the Class B shares then in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares not acquired through reinvestment of dividends and distributions that are converting to Class A shares bear to the shareholder's total Class B shares not acquired through reinvestment. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that such conversion will not constitute a taxable event for federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class B shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

CLASS C SHARES: Class C shares are offered at net asset value without an initial sales charge or a CDSC. Class C shares do not convert to any other class of shares of the Fund. The maximum investment in Class C shares that may be made is $5,000,000 per transaction.

Class C shares are not currently available for purchase by any retirement plan qualified under Sections 401(a) or 403(b) of the Code if the retirement plan and/or the sponsoring organization subscribe to the MFS FUNDamental 401(k) Plan or another similar recordkeeping program made available by the Shareholder Servicing Agent.

GENERAL: The following information applies to purchases of all classes of the Fund's shares.

    MINIMUM INVESTMENT. Except as described below, the minimum initial investment is $1,000 per account and the minimum additional investment is $50 per account. Accounts being established for monthly automatic investments and under payroll savings programs and tax-deferred retirement programs (other than IRAs) involving the submission of investments by means of group remittal statements are subject to a $50 minimum on initial and additional investments per account. The minimum initial investment for IRAs is $250 per account and the minimum additional investment is $50 per account. Accounts being established for participation in the Automatic Exchange Plan are subject to a $50 minimum on initial and additional investments per account. There are also other limited exceptions to these minimums for certain tax-deferred retirement programs. Any minimums may be changed at any time at the discretion of MFD. The Fund reserves the right to cease offering its shares at any time.

    RIGHT TO REJECT PURCHASE ORDERS/MARKET TIMING. Purchases and exchanges should be made for investment purposes only. The Fund and MFD each reserve the right to reject any specific purchase order or to restrict purchases by a particular purchaser (or group of related purchasers). The Fund or MFD may reject or restrict any purchases by a particular purchaser or group, for example, when such purchase is contrary to the best interests of the Fund's other shareholders or otherwise would disrupt the management of the Fund.

MFD may enter into an agreement with shareholders who intend to make exchanges among certain classes of shares of certain MFS Funds (as determined by MFD) which follow a timing pattern, and with individuals or entities acting on such shareholders' behalf (collectively, "market timers"), setting forth the terms, procedures and restrictions with respect to such exchanges. In the absence of such an agreement, it is the policy of the Fund and MFD to reject or restrict purchases by market timers if (i) more than two exchange purchases are effected in a timed account in the same calendar quarter or (ii) a purchase would result in shares being held in timed accounts by market timers representing more than (x) one percent of the Fund's net assets or (y) specified dollar amounts in the case of certain MFS Funds which may include the Fund and which may change from time to time. The Fund and MFD each reserve the right to request market timers to redeem their shares at net asset value, less any applicable CDSC, if either of these restrictions is violated.

    DEALER CONCESSIONS. Dealers may receive different compensation with respect to sales of Class A, Class B and Class C shares. In addition, from time to time, MFD may pay dealers 100% of the applicable sales charge on sales of Class A shares of certain specified MFS Funds sold by such dealer during a specified sales period. In addition, MFD or its affiliates may, from time to time, pay dealers an additional commission equal to 0.50% of the net asset value of all of the Class B shares of certain specified MFS Funds sold by such dealer during a specified sales period. In addition, from time to time, MFD, at its expense, may provide additional commissions, compensation or promotional incentives ("concessions") to dealers which sell shares of the Fund. Such concessions provided by MFD may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives, payment for travel expenses, including lodging, incurred by registered representatives for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more MFS Funds, and/or other dealer-sponsored events. From time to time, MFD may make expense reimbursements for special training of a dealer's registered representatives in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD.

    SPECIAL INVESTMENT PROGRAMS. For shareholders who elect to participate in certain investment programs (e.g., the Automatic Investment Plan) or other shareholder services, MFD or its affiliates may either (i) give a gift of nominal value, such as a hand-held calculator, or (ii) make a nominal charitable contribution on their behalf.

    RESTRICTIONS ON ACTIVITIES OF NATIONAL BANKS. The Glass-Steagall Act prohibits national banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of the prohibition has not been clearly defined, MFD believes that such Act should not preclude banks from entering into agency agreements with MFD. If, however, a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services in respect of Shareholders who invested in the Fund through a national bank. It is not expected that shareholders would suffer any adverse financial consequence as a result of these occurrences. In addition, state securities laws on this issue may differ from the interpretation of federal law expressed herein and banks and financial institutions may be required to register as broker-dealers pursuant to state law.

                           ------------------------

A shareholder whose shares are held in the name of, or controlled by, a dealer might not receive many of the privileges and services from the Fund (such as Right of Accumulation, Letter of Intent and certain recordkeeping services) that the Fund ordinarily provides.

EXCHANGES
Subject to the requirements set forth below, some or all of the shares in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds at net asset value (if available for sale). In addition, Class C shares may be exchanged for shares of the MFS Money Market Fund at net asset value. Shares of one class may not be exchanged for shares of any other class.

EXCHANGES AMONG MFS FUNDS (EXCLUDING MFS MONEY MARKET FUNDS): No initial sales charges or CDSC will be imposed in connection with an exchange from shares of an MFS Fund to shares of any other MFS Fund, except with respect to exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund (discussed below). With respect to an exchange involving shares subject to a CDSC, the CDSC will be unaffected by the exchange and the holding period for purposes of calculating the CDSC will carry over to the acquired shares.

EXCHANGES FROM AN MFS MONEY MARKET FUND: Special rules apply with respect to the imposition of an initial sales charge or a CDSC for exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund. These rules are described under the caption "Exchanges" in the Prospectuses of those MFS money market funds.

EXCHANGES INVOLVING THE MFS FIXED FUND: Class A shares of any MFS Fund held by
certain qualified retirement plans   may be exchanged for units of
participation of the MFS Fixed Fund (a bank collective investment fund) (the "Units"), and Units may be exchanged for Class A shares of any MFS Fund. With respect to exchanges between Class A shares subject to a CDSC and Units, the CDSC will carry over to the acquired shares or Units and will be deducted from the redemption proceeds when such shares or Units are subsequently redeemed, assuming the CDSC is then payable (the period during which the Class A shares and the Units were held will be aggregated for purposes of calculating the applicable CDSC). In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to an initial sales charge of an MFS Fund, the initial sales charge shall be due upon such exchange, but will not be imposed with respect to any subsequent exchanges between such Class A shares and Units with respect to shares on which the initial sales charge has already been paid. In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to a CDSC of an MFS Fund, the CDSC period will commence upon such exchange, and the applicability of the CDSC with respect to subsequent exchanges shall be governed by the rules set forth above in this paragraph.

GENERAL: Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record) and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of retirement plan participants whose sponsoring organizations subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by the Shareholder Servicing Agent) or all the shares in the account. If an Exchange Request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the exchange will occur on that day if all the requirements set forth above have been complied with at that time and subject to the Fund's right to reject purchase orders. No more than five exchanges may be made in any one Exchange Request by telephone. Additional information concerning this exchange privilege and prospectuses for any of the other MFS Funds may be obtained from dealers or the Shareholder Servicing Agent. A shareholder should read the prospectus of the other MFS Fund and consider the differences in objectives, policies and restrictions before making any exchange. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares exchanged and, therefore, an exchange could result in a gain or loss to the shareholder making the exchange. Exchanges by telephone are automatically available to most non-retirement plan accounts and certain retirement plan accounts. For further information regarding exchanges by telephone, see "Redemptions by Telephone." The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations, including certain restrictions on purchases by market timers. Special procedures, privileges and restrictions with respect to exchanges may apply to market timers who enter into an agreement with MFD, as set forth in such agreement. See "Purchases -- General -- Right to Reject Purchase Orders/Market Timing."

REDEMPTIONS AND REPURCHASES
A shareholder may withdraw all or any portion of the value of his account on any date on which the Fund is open for business by redeeming shares at their net asset value (a redemption) or by selling such shares to the Fund through a dealer (a repurchase). Certain redemptions and repurchases are, however, subject to a CDSC. See "Contingent Deferred Sales Charge" below. Because the net asset value of shares of the account fluctuates, redemptions or repurchases, which are taxable transactions, are likely to result in gains or losses to the shareholder. When a shareholder withdraws an amount from his account, the shareholder is deemed to have tendered for redemption a sufficient number of full and fractional shares in his account to cover the amount withdrawn. The proceeds of a redemption or repurchase will normally be available within seven days, except for shares purchased or received in exchange for shares purchased by check (including certified checks or cashier's checks). Payment of redemption proceeds may be delayed for up to 15 days from the purchase date in an effort to assure that such check has cleared.

REDEMPTION BY MAIL: Each shareholder may redeem all or any portion of the shares in his account by mailing or delivering to the Shareholder Servicing Agent (see back cover for address) a stock power with a written request for redemption or letter of instruction, together with his share certificates (if any were issued), all in "good order" for transfer. "Good order" generally means that the stock power, written request for redemption, letter of instruction or certificate must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed in the manner set forth below under the caption "Signature Guarantee." In addition, in some cases "good order" will require the furnishing of additional documents. The Shareholder Servicing Agent may make certain de minimis exceptions to the above requirements for redemption. Within seven days after receipt of a redemption request in "good order" by the Shareholder Servicing Agent, the Fund will make payment in cash of the net asset value of the shares next determined after such redemption request was received, reduced by the amount of any applicable CDSC described above and the amount of any income tax required to be withheld, except during any period in which the right of redemption is suspended or date of payment is postponed because the Exchange is closed or trading on such Exchange is restricted or to the extent otherwise permitted by the 1940 Act if an emergency exists. See "Tax Status" below.

REDEMPTION BY TELEPHONE: Each shareholder may redeem an amount from his account by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. Shareholders wishing to avail themselves of this telephone redemption privilege must so elect on their Account Application, designate thereon a bank and account number to receive the proceeds of such redemption, and sign the Account Application Form with the signature(s) guaranteed in the manner set forth below under the caption "Signature Guarantee." The proceeds of such a redemption, reduced by the amount of any applicable CDSC and the amount of any income tax required to be withheld, are mailed by check to the designated account, without charge, if the redemption proceeds do not exceed $1,000, and are wired in federal funds to the designated account if the redemption proceeds exceed $1,000. If a telephone redemption request is received by the Shareholder Servicing Agent by the close of regular trading on the Exchange on any business day, shares will be redeemed at the closing net asset value of the Fund on that day. Subject to the conditions described in this section, proceeds of a redemption are normally mailed or wired on the next business day following the date of receipt of the order for redemption. The Shareholder Servicing Agent will not be responsible for any losses resulting from unauthorized telephone transactions if it follows reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

REPURCHASE THROUGH A DEALER: If a shareholder desires to sell his shares through his dealer (a repurchase), the shareholder can place a repurchase order with his dealer, who may charge the shareholder a fee. IF THE DEALER RECEIVES THE SHAREHOLDER'S ORDER PRIOR TO THE CLOSE OF REGULAR TRADING ON THE EXCHANGE AND COMMUNICATES IT TO MFD BEFORE THE CLOSE OF BUSINESS ON THE SAME DAY, THE SHAREHOLDER WILL RECEIVE THE NET ASSET VALUE CALCULATED ON THAT DAY, REDUCED BY THE AMOUNT OF ANY APPLICABLE CDSC AND THE AMOUNT OF ANY INCOME TAX REQUIRED TO BE WITHHELD.

CONTINGENT DEFERRED SALES CHARGE: Investments in Class A or Class B shares ("Direct Purchases") will be subject to a CDSC for a period of 12 months (in the case of purchases of $1 million or more of Class A shares or purchases by certain retirement plans of Class A shares) or six years (in the case of purchases of Class B shares). Purchases of Class A shares made during a calendar month, regardless of when during the month the investment occurred, will age one month on the last day of the month and each subsequent month. Class B shares purchased on or after January 1, 1993 will be aggregated on a calendar month basis -- all transactions made during a calendar month, regardless of when during the month they have occurred, will age one year at the close of business on the last day of such month in the following calendar year and each subsequent year. For Class B shares of the Fund purchased prior to January 1, 1993, transactions will be aggregated on a calendar year basis -- all transactions made during a calendar year, regardless of when during the year they have occurred, will age one year at the close of business on December 31 of that year and each subsequent year.

At the time of a redemption, the amount by which the value of a shareholder's account for a particular class of shares represented by Direct Purchases exceeds the sum of the six calendar year aggregations (12 months in the case of purchases of $1 million or more of Class A shares or purchases by certain retirement plans of Class A shares) of Direct Purchases may be redeemed without charge ("Free Amount"). Moreover, no CDSC is ever assessed on additional shares acquired through the automatic reinvestment of dividends or capital gain distributions ("Reinvested Shares"). Therefore, at the time of redemption of a particular class, (i) any Free Amount is not subject to the CDSC and (ii) the amount of the redemption equal to the then-current value of Reinvested Shares is not subject to the CDSC, but (iii) any amount of the redemption in excess of the aggregate of the then-current value of Reinvested Shares and the Free Amount is subject to a CDSC. The CDSC will first be applied against the amount of Direct Purchases which will result in any such charge being imposed at the lowest possible rate. The CDSC to be imposed upon redemptions of shares will be calculated as set forth in "Purchases" above.

The applicability of a CDSC will be unaffected by exchanges or transfers of registration, except as described in Appendix A hereto.

GENERAL: The following information applies to redemptions and repurchases of all classes of the Fund's shares.

    SIGNATURE GUARANTEE. In order to protect shareholders against fraud, the Fund requires, in certain instances as indicated above, that the shareholder's signature be guaranteed. In these cases the shareholder's signature must be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. Signature guarantees shall be accepted in accordance with policies established by the Shareholder Servicing Agent.

    REINSTATEMENT PRIVILEGE. Shareholders of the Fund who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of such Fund are available for sale) at net asset value (with a credit for any CDSC paid) within 90 days of the redemption pursuant to the Reinstatement Privilege. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase in the case of Class B shares or within 12 months of the initial purchase for certain Class A share purchases, a CDSC will be imposed upon redemption. Such purchases under the Reinstatement Privilege are subject to all limitations in the SAI regarding this privilege.

    IN-KIND DISTRIBUTIONS. Subject to compliance with applicable regulations, the Fund has reserved the right to pay the redemption or repurchase price of shares of the Fund, either totally or partially, by a distribution in-kind of securities (instead of cash) from the Fund's portfolio. The securities distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or transaction charges when converting the securities to cash.

    INVOLUNTARY REDEMPTIONS/SMALL ACCOUNTS. Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to redeem shares in any account for their then-current value if at any time the total investment in such account drops below $500 because of redemptions, except in the case of accounts being established for monthly automatic investments and certain payroll savings programs, Automatic Exchange Plan accounts and tax-deferred retirement plans, for which there is a lower minimum investment requirement. See "Purchases -- General -- Minimum Investment." Shareholders will be notified that the value of their account is less than the minimum investment requirement and allowed 60 days to make an additional investment before the redemption is processed.

DISTRIBUTION PLANS
The Trustees have adopted separate Distribution Plans for Class A, Class B and Class C shares pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Distribution Plans"), after having concluded that there is a reasonable likelihood that the Distribution Plans would benefit the Fund and its shareholders.

FEATURES COMMON TO EACH DISTRIBUTION PLAN: The Distribution Plans have certain common features, as described below.

    SERVICE FEES. Each Distribution Plan provides that the Fund may pay MFD a service fee of up to 0.25% of the average daily net assets attributable to the class of shares to which the Distribution Plan relates (i.e., Class A, Class B or Class C shares, as appropriate) (the "Designated Class") annually in order that MFD may pay expenses on behalf of the Fund relating to the servicing of shares of the Designated Class. The service fee is used by MFD to compensate dealers which enter into a sales agreement with MFD in consideration for all personal services and/or account maintenance services rendered by the dealer with respect to shares of the Designated Class owned by investors for whom such dealer is the dealer or holder of record. MFD may from time to time reduce the amount of the service fees paid for shares sold prior to a certain date. Service fees may be reduced for a dealer that is the holder or dealer of record for an investor who owns shares of the Fund having an aggregate net asset value at or above a certain dollar level. Dealers may from time to time be required to meet certain criteria in order to receive service fees. MFD or its affiliates are entitled to retain all service fees payable under each Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates to shareholder accounts.

    DISTRIBUTION FEES. Each Distribution Plan provides that the Fund may pay MFD a distribution fee based on the average daily net assets attributable to the Designated Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its distribution agreement with the Fund. See "Management of the Fund -- Distributor" in the SAI. The amount of the distribution fee paid by the Fund with respect to each class differs under the Distribution Plans, as does the use by MFD of such distribution fees. Such amounts and uses are described below in the discussion of the separate Distribution Plans. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expense incurred by MFD under its distribution agreement with the Fund, the Fund is not liable to MFD for any losses MFD may incur in performing services under its distribution agreement with the Fund.

    OTHER COMMON FEATURES. Fees payable under each Distribution Plan are charged to, and therefore reduce, income allocated to shares of the Designated Class. The Distribution Plans have substantially identical provisions with respect to their operating policies and their initial approval, renewal, amendment and termination.

FEATURES UNIQUE TO EACH DISTRIBUTION PLAN: The Distribution Plans have certain features that are unique to each class of shares, as described below.

    CLASS A DISTRIBUTION PLAN. Class A shares are generally offered with an initial sales charge, a substantial portion of which is paid to or retained by the dealer making the sale (and the remainder of which is paid to MFD). See "Purchases -- Class A Shares" above. In addition to the initial sales charge, the dealer also generally receives the ongoing 0.25% per annum service fee, as discussed above.

The distribution fee paid to MFD under the Class A Distribution Plan is equal, on an annual basis, to 0.10% of the Fund's average daily net assets attributable to Class A shares. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to dealers and payments to wholesalers employed by MFD (e.g., MFD pays commission to dealers with respect to purchases of $1 million or more of Class A shares which are sold at net asset value but which are subject to a 1% CDSC for one year after purchase). See "Purchases -- Class A Shares" above. In addition, to the extent that the aggregate service and distribution fees paid under the Class A Distribution Plan do not exceed 0.35% per annum of the average daily net assets of the Fund attributable to Class A shares, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.

    CLASS B DISTRIBUTION PLAN. Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC. See "Purchases -- Class B Shares" above. MFD will advance to dealers the first year service fee described above at a rate equal to 0.25% of the purchase price of such shares and, as compensation therefor, MFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible to receive the ongoing 0.25% per annum service fee with respect to such shares commencing in the thirteenth month following purchase.

Under the Class B Distribution Plan, the Fund pays MFD a distribution fee equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class B shares. As noted above, this distribution fee may be used by MFD to cover its distribution-related expenses under its distribution agreement with the Fund (including the 3.75% commission it pays to dealers upon purchase of Class B shares, as described under "Purchases -- Class B Shares" above).

    CLASS C DISTRIBUTION PLAN. Class C shares are offered at net asset value without a sales charge or a CDSC. See "Purchases -- Class C shares" above. Unlike the case with respect to the sale of Class A and Class B shares, where the dealer retains a portion of the initial sales charge (Class A shares) or receives an up-front payment from MFD (Class B shares), a dealer who sells Class C shares does not receive any initial payment, but instead receives distribution and service fees equal, on an annual basis, to 1% of the Fund's average daily net assets attributable to Class C shares owned by investors for whom the dealer is the holder or dealer of record.

This ongoing 1% fee is comprised of the 0.25% per annum service fee paid to MFD under the Class C Distribution Plan (which MFD in turn pays to dealers), as discussed above, and a distribution fee paid to MFD (which MFD also in turn pays to dealers) under the Class C Distribution Plan equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class C shares.

CURRENT LEVEL OF DISTRIBUTION AND SERVICE FEES: The Fund's Class A, Class B and Class C distribution and service fees for its current fiscal year are 0.35%, 1.00% and 1.00% per annum, respectively.

DISTRIBUTIONS
The Fund intends to pay substantially all of its net investment income to its shareholders as dividends on a semi-annual basis. In determining the net investment income available for distributions, the Fund may rely on projections of its anticipated net investment income over a longer term, rather than its actual net investment income for the period. The Fund may make one or more distributions during the calendar year to its shareholders from any long-term capital gains, and may also make one or more distributions during the calendar year to its shareholders from short-term capital gains. Shareholders may elect to receive dividends and capital gain distributions in either cash or additional shares of the same class with respect to which a distribution is made (see "Tax Status" and "Shareholder Services -- Distribution Options" below). Distributions paid by the Fund with respect to Class A shares will generally be greater than those paid with respect to Class B and Class C shares because expenses attributable to Class B and Class C shares generally will be higher.

TAX STATUS
The Fund is treated as an entity separate from the other series of the Trust for federal income tax purposes. In order to minimize the taxes the Fund would otherwise be required to pay, the Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Code, and to make distributions to its shareholders in accordance with the timing requirements imposed by the Code. It is expected that the Fund will not be required to pay entity level federal income or excise taxes, although foreign-source income received by the Fund may be subject to foreign withholding taxes.

Shareholders of the Fund normally will have to pay federal income taxes (and any state or local taxes) on the dividends and capital gain distributions they receive from the Fund, whether paid in cash or additional shares. A portion of the dividends received from the Fund (but none of the Fund's capital gain distributions) may qualify for the dividends received deduction for corporations. Shortly after the end of each calendar year, each Fund shareholder will be sent a statement setting forth the federal income tax status of all dividends and distributions for that year, including the portion taxable as ordinary income, the portion taxable as long-term capital gain, the portion, if any, representing a return of capital (which is free of current taxes to the extent of basis but results in a basis reduction), and the amount, if any, of federal income tax withheld. In certain circumstances, the Fund may also elect to "pass through" to shareholders foreign income taxes paid by the Fund. Under those circumstances, the Fund will notify shareholders of their pro rata portion of the foreign income taxes paid by the Fund; shareholders may be eligible for foreign tax credits or deductions with respect to those taxes, but will be required to treat the amount of the taxes as an amount distributed to them and thus includable in their gross income for federal income tax purposes.

Fund distributions will reduce the Fund's net asset value per share. Shareholders who buy shares shortly before the Fund makes a distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

The Fund intends to withhold U.S. federal income tax at the rate of 30% on dividends and certain other payments that are subject to such withholding and that are made to persons who are neither citizens nor residents of the U.S., regardless of whether a lower rate may be permitted under an applicable law or treaty. The Fund is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. However, backup withholding will not be applied to payments that have been subject to 30% withholding. Prospective shareholders should read the Account Application for information regarding backup withholding of federal income tax and should consult their own tax advisers as to the tax consequences of an investment in the Fund.

NET ASSET VALUE
The net asset value per share of each class of shares of the Fund is determined each day during which the Exchange is open for trading. This determination is made once each day as of the close of regular trading on the Exchange by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of shares of the class outstanding. Assets in the portfolio are valued on the basis of their market values or otherwise at their fair values, as described in the SAI. All investments and assets are expressed in U.S. dollars based upon current currency exchange rates. The net asset value of each class of shares is effective for orders received by the dealer prior to its calculation and received by MFD prior to the close of that business day.


DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES
The Fund, one of three series of the Trust, has three classes of shares, entitled Class A, Class B and Class C Shares of Beneficial Interest (without par value). The Trust has reserved the right to create and issue additional classes and series of shares, in which case each class of shares of a series would participate equally in the earnings, dividends and assets attributable to that class of that particular series. Shareholders are entitled to one vote for each share held and shares of each series would be entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shares of all series would vote together in the election or selection of Trustees and accountants. Additionally, each class of shares of a series will vote separately on any material increases in the fees under its Distribution Plan or on any other matter that affects solely that class of shares, but will otherwise vote together with all other classes of shares of the series on all other matters.

Each share of a class of the Fund represents an equal proportionate interest in the Fund with each other class share, subject to the liabilities of that particular class. Shares have no pre-emptive or conversion rights (except as set forth above in "Purchases -- Conversion of Class B Shares"). Shares are fully paid and non-assessable. Should the Fund be liquidated, shareholders of each class are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders. Shares will remain on deposit with the Shareholder Servicing Agent and certificates will not be issued except in connection with pledges and assignments and in certain other limited circumstances. The Trust does not intend to hold annual shareholder meetings.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed (e.g., fidelity bonding and omissions insurance) and the Trust itself was unable to meet its obligations.


PERFORMANCE INFORMATION
From time to time, the Fund will provide yield, current distribution rate and total rate of return quotations for each class of shares and may also quote fund rankings in the relevant fund category from various sources, such as the Lipper Analytical Services, Inc., Morningstar, Inc. and Wiesenberger Investment Companies Service. Yield quotations are based on the annualized net investment income per class share over a 30-day period stated as a percent of the maximum public offering price on the last day of that period. Yield calculations for Class B shares assume no CDSC is paid. The current distribution rate for each class is generally based upon the total amount of dividends per share paid by the Fund to shareholders of that class during the past 12 months and is computed by dividing the amount of such dividends by the maximum public offering price of that class at the end of such period. Current distribution rate calculations for Class B shares assume no CDSC is paid. The current distribution rate differs from the yield calculation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing, short-term capital gains, and return of invested capital, and is calculated over a different period of time. Total rate of return quotations will reflect the average annual percentage change over stated periods in the value of an investment in each class of shares of the Fund made at the maximum public offering price of shares of that class and with all distributions reinvested and which, if quoted for periods of six years or less, will give effect to the imposition of the CDSC assessed upon redemptions of the Fund's Class B shares. Such total rate of return quotations may be accompanied by quotations which do not reflect the reduction in value of the initial investment due to the sales charge or the deduction of a CDSC, and which will thus be higher. All performance quotations are based on historical performance and are not intended to indicate future performance. Yields reflects only net portfolio income as of a stated period of time and current distribution rate reflects only the rate of distributions paid by the Fund over a stated period of time, while total rate of return reflects all components of investment return over a stated period of time. The Fund's quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders. For a discussion of the manner in which the Fund will calculate its yield, current distribution rate and total rate of return, see the SAI. For further information about the Fund's performance for the fiscal year ended October 31, 1995, please see the Fund's Annual Report. A copy of the Annual Report may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number). In addition to information provided in shareholder reports, the Fund may, in its discretion, from time to time, make a list of all or a portion of its holdings available to investors upon request.

9.  SHAREHOLDER SERVICES
Shareholders with questions concerning the shareholder services described below or concerning other aspects of the Fund should contact the Shareholder Servicing Agent (see back cover for address and phone number).


ACCOUNT AND CONFIRMATION STATEMENTS -- Each shareholder will receive confirmation statements showing the transaction activity in his account. At the end of each calendar year, each shareholder will receive income tax information regarding reportable dividends and distributions for that year, including whether any portion represents a return of capital (see "Tax Status" above).

DISTRIBUTION OPTIONS -- The following options are available to all accounts (except Systematic Withdrawal Plan accounts) and may be changed as often as desired by notifying the Shareholder Servicing Agent:

    -- Dividends and capital gain distributions reinvested in additional shares. This option will be assigned if no other option is specified;

    -- Dividends in cash; long-term distributions reinvested in additional shares;

    -- Dividends and capital gain distributions in cash.

Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same class of shares at the net asset value in effect at the close of business on the last business day of the semi-annual period. Dividends and capital gain distributions in amounts less than $10 will automatically be reinvested in additional shares of the Fund. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares. Any request to change a distribution option must be received by the Shareholder Servicing Agent by the record date for a dividend or distribution in order to be effective for that dividend or distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

INVESTMENT AND WITHDRAWAL PROGRAMS -- For the convenience of shareholders, the Fund makes available the following programs designed to enable shareholders to add to their investment in an account with the Fund or withdraw from it with a minimum of paper work. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund.


LETTER OF INTENT: If a shareholder (other than a group purchaser as described in the SAI) anticipates purchasing $100,000 or more of Class A shares of the Fund alone or in combination with shares of any class of other MFS Funds or MFS Fixed Fund (a bank collective investment Fund) within a 13-month period (or 36-month period for purchases of $1 million or more), the shareholder may obtain such shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum, subject to escrow agreements and the appointment of an attorney for redemptions from the escrow amount if the intended purchases are not completed, by completing the Letter of Intent section of the Account Application.


RIGHT OF ACCUMULATION: A shareholder qualifies for cumulative quantity discounts on purchases of Class A shares when his new investment, together with the current offering price value of all holdings of Class A, Class B and Class C shares of that shareholder in the MFS Funds or MFS Fixed Fund (a bank collective investment Fund) reaches a discount level.

DISTRIBUTION INVESTMENT PROGRAM: Shares of a particular class of the Fund may be sold at net asset value (and without any applicable CDSC) through the automatic reinvestment of dividend and capital gain distributions from the same class of another MFS Fund. Furthermore, distributions made by the Fund may be automatically invested at net asset value (and without any applicble
CDSC) in shares of the same class of another MFS Fund, if shares of such Fund are available for sale.


SYSTEMATIC WITHDRAWAL PLAN: A shareholder may direct the Shareholder Servicing Agent to send him (or anyone he designates) regular periodic payments based upon the value of his account. Each payment under a Systematic Withdrawal Plan (a "SWP") must be at least $100 except in certain limited circumstances. The aggregate withdrawals of Class B shares in any year pursuant to a SWP will not be subject to a CDSC and are generally limited to 10% of the value of the account at the time of the establishment of the SWP. The CDSC will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC.


DOLLAR COST AVERAGING PROGRAMS --
AUTOMATIC INVESTMENT PLAN: Cash investments of $50 or more may be made through a shareholder's checking account twice monthly, monthly or quarterly. Required forms are available from the Shareholder Servicing Agent or investment dealers.


AUTOMATIC EXCHANGE PLAN: Shareholders having account balances of at least $5,000 in any MFS Fund may participate in the Automatic Exchange Plan. The Automatic Exchange Plan provides for automatic exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of other MFS Funds selected by the shareholder if such Fund is available for sale. Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to four different funds. A shareholder should consider the objectives and policies of a fund and review its prospectus before electing to exchange money into such fund through the Automatic Exchange Plan. No transaction fee is imposed in connection with exchange transactions under the Automatic Exchange Plan. However, exchanges from MFS Money Market Fund, MFS Government Money Market Fund or Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares exchanged and, therefore, could result in a capital gain or loss to the shareholder making the exchange. See the SAI for further information concerning the Automatic Exchange Plan. Investors should consult their tax advisers for information regarding the potential capital gain and loss consequences of transactions under the Automatic Exchange Plan.


Because a dollar cost averaging program involves periodic purchases of shares regardless of fluctuating share offering prices, a shareholder should consider his financial ability to continue his purchases through periods of low price levels. Maintaining a dollar cost averaging program concurrently with a withdrawal program could be disadvantageous because of the sales charges included in share purchases in the case of Class A shares, and because of assessment of the CDSC for certain share redemptions in the case of Class A and Class B shares.


TAX-DEFERRED RETIREMENT PLANS -- Except as noted under "Purchases -- Class C Shares," Shares of the Fund may be purchased by all types of tax-deferred retirement plans, including IRAs, SEP-IRA plans, 401(k) plans, 403(b) plans and other corporate pension and profit-sharing plans. Investors should consult with their tax adviser before establishing any of the tax-deferred retirement plans described above.

                          --------------------------

The Fund's SAI, dated March 1, 1996, contains more detailed information about the Trust and the Fund, including, but not limited to, information related to
(i) the investment objective, policies and restrictions, including the purchase and sale of options, Futures Contracts, Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies; (ii) the Trustees, officers and investment adviser; (iii) portfolio trading; (iv) the Fund's shares, including rights and liabilities of shareholders; (v) tax status of dividends and distributions; (vi) the Distribution Plans; (vii) the method used to calculate total rate of return quotations; and (viii) various services and privileges provided by the Fund for the benefit of its shareholders, including additional information with respect to the exchange privilege.

                                                                    APPENDIX A

                           WAIVERS OF SALES CHARGES

This Appendix sets forth the various circumstances in which all applicable sales charges are waived (Section I), the initial sales charge and the CDSC for Class A shares is waived (Section II), and the CDSC for Class B shares is waived (Section III).

I.
    WAIVERS OF ALL APPLICABLE SALES CHARGES

    In the following circumstances, the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares and on redemptions of Class B shares, as applicable, is waived:

    1. DIVIDEND REINVESTMENT

       * Shares acquired through dividend or capital gain reinvestment; and

       * Shares acquired by automatic reinvestment of distributions of dividends and capital gains of any MFS Fund pursuant to the Distribution Investment Program.

    2. CERTAIN ACQUISITIONS/LIQUIDATIONS

       * Shares acquired on account of the acquisition or liquidation of assets of other investment companies or personal holding companies.

    3. AFFILIATES OF AN MFS FUND/CERTAIN DEALERS. Shares acquired by:

       * Officers, eligible directors, employees (including retired employees) and agents of MFS, Sun Life or any of their subsidiary companies;

       * Trustees and retired trustees of any investment company for which MFD serves as distributor;

       * Employees, directors, partners, officers and trustees of any sub-adviser to any MFS Fund;

       * Employees or registered representatives of dealers and other financial institution ("dealers") which have a sales agreement with MFD;

       * Certain family members of any such individual and their spouses identified above and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the MFS Fund which issued the shares; and

       * Institutional Clients of MFS or MFS Asset Management, Inc.

    4. INVOLUNTARY REDEMPTIONS (CDSC WAIVER ONLY)

       * Shares redeemed at an MFS Fund's direction due to the small size of a shareholder's account. See "Redemptions and Repurchases -- General -- Involuntary Redemptions/Small Accounts" in the Prospectus.

    5. RETIREMENT PLANS (CDSC WAIVER ONLY). Shares redeemed on account of distributions made under the following circumstances:

       INDIVIDUAL RETIREMENT ACCOUNTS ("IRA'S")

       * Death or disability of the IRA owner.

       SECTION 401(A) PLANS ("401(A) PLANS") AND SECTION 403(B) EMPLOYER SPONSORED PLANS ("ESP PLANS")

       * Death, disability or retirement of Plan participant;

       * Loan from Plan (repayment of loans, however, will constitute new sales for purposes of assessing sales charges);

       * Financial hardship (as defined in Treasury Regulation Section 1.401
         (k)-1(d)(2), as amended from time to time);

       * Termination of employment of Plan participant (excluding, however, a partial or other termination of the Plan);

       * Tax-free return of excess Plan contributions;

       * To the extent that redemption proceeds are used to pay expenses (or certain participant expenses) of the Plan (e.g., participant account fees), provided that the Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by the Shareholder Servicing Agent; and

       * Distributions from a Plan that has invested its assets in one or more of the MFS Funds for more than 10 years from the later to occur of: (i) January 1, 1993 or (ii) the date such Plan first invests its assets in one or more of the MFS Funds. The sales charges will be waived in the case of a redemption of all of the Plan's shares in all MFS Funds (i.e., all the assets of the Plan invested in the MFS Funds are withdrawn), unless immediately prior to the redemption, the aggregate amount invested by the Plan in shares of the MFS Funds (excluding the reinvestment of distributions) during the prior four years equals 50% or more of the total value of the Plan's assets in the MFS Funds, in which case the sales charges will not be waived.

       SECTION 403(B) SALARY REDUCTION ONLY PLANS ("SRO PLANS")

       * Death or disability of Plan participant.

    6. CERTAIN TRANSFERS OF REGISTRATION (CDSC WAIVER ONLY). Shares transferred:

       * To an IRA rollover account where any sales charges with respect to the shares being reregistered would have been waived had they been redeemed; and

       * From a single account maintained for a 401(a) Plan to multiple accounts maintained by the Shareholder Servicing Agent on behalf of individual participants of such Plan, provided that the Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by the Shareholder Servicing Agent.

II. WAIVERS OF CLASS A SALES CHARGES

    In addition to the waivers set forth in Section I above, in the following circumstances the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares is waived:

    1. INVESTMENT OF REDEMPTION PROCEEDS FROM UNAFFILIATED MUTUAL FUNDS

       * Shares acquired through the investment of redemption proceeds from another open-end management investment company not distributed or managed by MFD or its affiliates if: (i) the investment is made through a dealer and appropriate documentation is submitted to MFD; (ii) the redeemed shares were subject to an initial sales charge or deferred sales charge (whether or not actually imposed); (iii) the redemption occurred no more than 90 days prior to the purchase of Class A shares; and (iv) the MFS Fund, MFD or its affiliates have not agreed with such company or its affiliates, formally or informally, to waive sales charges on Class A shares or provide any other incentive with respect to such redemption and sale.

    2. WRAP ACCOUNT INVESTMENTS

       * Shares acquired by investments through certain dealers which have entered into an agreement with MFD which includes a requirement that such shares be sold for the sole benefit of clients participating in a "wrap" account or a similar program under which such clients pay a fee to such dealer.

    3. INVESTMENT BY INSURANCE COMPANY SEPARATE ACCOUNTS

       * Shares acquired by insurance company separate accounts.

    4. RETIREMENT PLANS

       ADMINISTRATIVE SERVICES ARRANGEMENTS

       * Shares acquired by retirement plans whose third party administrators, or dealers have entered into an administrative services agreement with MFD or one of its affiliates to perform certain administrative services, subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.

       REINVESTMENT OF DISTRIBUTIONS FROM QUALIFIED RETIREMENT PLANS

       * Shares acquired through the automatic reinvestment in Class A shares of Class A or Class B distributions which constitute required withdrawals from qualified retirement plans.

       Shares redeemed on account of distributions made under the following circumstances:

       IRA'S

       * Distributions made on or after the IRA owner has attained the age of 59 1/2 years old; and

       * Tax-free returns of excess IRA contributions.

       401(A) PLANS

       * Distributions made on or after the Plan participant has attained the age of 59 1/2 years old; and

       * Certain involuntary redemptions and redemptions in connection with certain automatic withdrawals from a Plan.

       ESP PLANS AND SRO PLANS

       * Distributions made on or after the Plan participant has attained the age of 59 1/2 years old.

III. WAIVERS OF CLASS B SALES CHARGES

     In addition to the waivers set forth in Section I above, in the following circumstances the CDSC imposed on redemptions of Class B shares is waived:

     1. SYSTEMATIC WITHDRAWAL PLAN

       * Systematic Withdrawal Plan redemptions with respect to up to 10% per year of the account value at the time of establishment.

     2. DEATH OF OWNER

       * Shares redeemed on account of the death of the account owner if the shares are held solely in the deceased individual's name or in a living trust for the benefit of the deceased individual.

     3. DISABILITY OF OWNER

       * Shares redeemed on account of the disability of the account owner if shares are held either solely or jointly in the disabled individual's name or in a living trust for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to the Shareholder Servicing Agent).

     4. RETIREMENT PLANS. Shares redeemed on account of distributions made under the following circumstances:

        IRA'S, 401(A) PLANS, ESP PLANS AND SRO PLANS

       * Distributions made on or after the IRA owner or the Plan participant, as applicable, has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Code rules.

        SAR-SEP PLANS

       * Distributions made on or after the SAR-SEP Plan participant has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Code rules;

       * Death or disability of a SAR-SEP Plan participant.

Investment Adviser
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116
(617) 954-5000

Distributor
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116
(617) 954-5000

Custodian and Dividend Disbursing Agent
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

Shareholder Servicing Agent
MFS Service Center, Inc.
500 Boylston Street, Boston, MA 02116
Toll-free: (800) 225-2606

Mailing Address:
P.O. Box 2281
Boston, MA 02107-9906


Independent Auditors
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116


[logo] MFS
THE FIRST NAME IN MUTUAL FUNDS

MFS(R) WORLD TOTAL RETURN FUND


Prospectus
March 1, 1996





[logo] MFS
THE FIRST NAME IN MUTUAL FUNDS

MFS(R) World Total Return Fund
500 Boylston Street
Boston, MA 02116

                           MWT-1 3/96/77M 24/224/324

[LOGO]
THE FIRST NAME IN MUTUAL FUNDS

MFS(R) WORLD                                STATEMENT OF
TOTAL RETURN FUND                           ADDITIONAL INFORMATION
(A member of the MFS Family of Funds(R))    March 1, 1996

------------------------------------------------------------------------------
                                                                          Page
                                                                           ---


 1.  Definitions ..................................................          2
 2.  Investment Objective, Policies and Restrictions ..............          2
 3.  Management of the Fund .......................................         11
        Trustees ..................................................         11
        Officers ..................................................         11
        Investment Adviser ........................................         12
        Custodian .................................................         13
        Shareholder Servicing Agent ...............................         13
        Distributor ...............................................         13
 4.  Portfolio Transactions and Brokerage Commissions .............         14
 5.  Shareholder Services .........................................         15
        Investment and Withdrawal Programs ........................         15
        Exchange Privilege ........................................         17
        Tax-Deferred Retirement Plans .............................         17
 6.  Tax Status ...................................................         18
 7.  Determination of Net Asset Value and Performance .............         19
 8.  Distribution Plans ...........................................         21
 9.  Description of Shares, Voting Rights and Liabilities .........         22
10.  Independent Auditors and Financial Statements ................         22
     Appendix A ...................................................        A-1
     Appendix B ...................................................        B-1


MFS WORLD TOTAL RETURN FUND
A Series of MFS Series Trust VI
500 Boylston Street, Boston, Massachusetts 02116
(617) 954-5000


This Statement of Additional Information (the "SAI") sets forth information which may be of interest to investors but which is not necessarily included in the Fund's Prospectus, dated March 1, 1996. This SAI should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number).

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.


1.  DEFINITIONS

  "Fund"                 -- MFS(R) World Total Return Fund, a non-diversified
                            series of MFS Series Trust VI (the "Trust"), a Massachusetts business trust, formerly known as MFS Worldwide Total Return Fund until June 29, 1993. Prior to August 3, 1992, the Trust was known as MFS Worldwide Total Return Trust.

  "MFS" or the "Adviser" -- Massachusetts Financial Services Company, a Delaware
                            corporation.

  "MFD"                  -- MFS Fund Distributors, Inc., a Delaware corporation.


  "Prospectus"           -- The Prospectus of the Fund, dated March 1, 1996, as
                            amended or supplemented from time to time.

2.  INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

INVESTMENT OBJECTIVE. The Fund's investment objective is to seek total return by investing in securities which will provide above-average current income (compared to a portfolio invested entirely in equity securities) and opportunities for long-term growth of capital and income. The Fund will invest primarily in global equity and fixed income securities (i.e., those of U.S. and non-U.S. issuers). Any investment involves risk and there can be no assurance that the Fund will achieve its investment objective.


INVESTMENT POLICIES. The investment policies of the Fund are described in the Prospectus. In addition, certain of the Fund's investment policies are described in greater detail below.

AMERICAN DEPOSITARY RECEIPTS ("ADRS"): The Fund may invest in ADRs which are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depositary receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate which settles at the Fund's custodian in five days. The Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in a foreign currency.

RISKS OF INVESTING IN LOWER RATED SECURITIES: The Fund may invest in fixed income securities rated Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P") or by Fitch Investors Service, Inc. ("Fitch"), and comparable unrated securities. These securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade fixed income securities.

The Fund may also invest up to 5% of its net assets in convertible securities rated Ba or lower by Moody's or BB or below by S&P or Fitch (securities rated below BBB or Baa are commonly known as "Junk Bonds"). Such securities are considered speculative and may be questionable as to principal and interest payments. The Fund may have difficulty disposing of such securities because there may be a thin trading market for them. Because not all dealers maintain markets in all lower-rated convertible securities, there is no established retail secondary market for many of these securities and the Fund anticipates that such securities could only be sold to a limited number of dealers or institutional investors. To the extent a secondary market for these securities does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on market price and the Fund's ability to dispose of a particular security when necessary to meet the Fund's liquidity needs or in response to a specific event like the deterioration of the issuer's creditworthiness. The lack of a liquid secondary market for some lower-rated convertible securities may make it more difficult for the Fund to obtain accurate market quotations for the purpose of valuing such securities. Market quotations are generally only available from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. The market value of lower-rated convertible securities tends to reflect individual corporate developments to a greater extent than higher-rated securities, which react primarily to the general level of interest rates. Such lower-rated securities also tend to be more sensitive to economic conditions than are higher-rated securities.


NON-DOLLAR FIXED INCOME SECURITIES: The Fund will purchase non-dollar fixed income securities denominated in the currency of countries where the interest rate environment as well as the general economic climate provide an opportunity for declining interest rates and currency appreciation. If interest rates decline, such non-dollar fixed income securities will appreciate in value. If the currency also appreciates against the dollar, the total investment in such non-dollar fixed income securities would be enhanced further. (For example, if United Kingdom bonds yield 14% during a year when interest rates decline causing the bonds to appreciate by 5% and the pound rises 3% versus the dollar, then the annual total return of such bonds would be 22%. This example is illustrative only.) Conversely, a rise in interest rates or decline in currency exchange rates would adversely affect the Fund's return.

Investments in non-dollar fixed income securities are evaluated primarily on the strength of a particular currency against the dollar and on the interest rate climate of that country. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, economic policies) as well as technical and political data. In addition to the foregoing, interest rates are evaluated on the basis of differentials or anomalies that may exist between different countries.

PORTFOLIO TRADING: Although the Fund does not intend to seek short-term profits, securities in its portfolio will be sold whenever the Adviser believes it is appropriate to do so without regard to the length of time the particular asset may have been held. A high turnover rate involves greater expenses, including higher brokerage and transactions costs, to the Fund. The Fund engages in portfolio trading if it believes a transaction net of costs (including custodian charges) will help in achieving its investment objective (see "Portfolio Transactions and Brokerage Commissions" below).

REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with sellers who are member firms (or subsidiaries thereof) of the New York Stock Exchange (the "Exchange") or members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that the Fund purchases and holds through its agent are U.S. Government securities, the values of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the U.S. Government securities.

The repurchase agreement provides that in the event the seller fails to pay the price agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securities. If at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Fund only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors the seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon margin.

"WHEN-ISSUED" SECURITIES: When the Fund commits to purchase a security on a "when-issued" or "forward delivery" basis, it will set up procedures consistent with the General Statement of Policy of the Securities and Exchange Commission (the "SEC") concerning such purchases. Since that policy currently recommends that an amount of the Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Fund will always have cash, short-term money market instruments or high quality debt securities sufficient to cover any commitments or to limit any potential risk. However, although the Fund does not intend to make such purchases for speculative purposes and intends to adhere to the provisions of the SEC policy, purchases of securities on such bases may involve more risk than other types of purchases. For example, the Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if the Fund determines it necessary to sell the "when-issued" or "forward delivery" securities before delivery, it may incur a loss because of market fluctuations since the time the commitment to purchase such securities was made. The Fund does not intend to invest more than 5% of the value of its total assets in such securities.


SECURITIES LENDING: The Fund may seek to increase its income by lending fixed income portfolio securities. Such loans will usually be made only to member banks of the Federal Reserve System and to member firms (or subsidiaries thereof) of the Exchange and would be required to be secured continuously by collateral in cash, U.S. Government securities or an irrevocable letter of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will usually not exceed five days). During the existence of a loan, the Fund would continue to receive the equivalent of the interest paid by the issuer on the securities loaned and would also receive compensation based on investment of cash collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which could be earned currently from securities loans of this type justifies the attendant risk. If the Adviser determines to make securities loans, it is not intended that the value of the securities loaned would exceed 30% of the value of the Fund's total assets. The Fund does not currently intend during the coming year to lend more than 5% of the value of its total assets.


MORTGAGE PASS-THROUGH SECURITIES: The Fund may invest in mortgage pass-through securities as described in the Prospectus. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by the Government National Mortgage Association ("GNMA")) are described as "modified pass-through." These securities entitle the holder to receive all interests and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.


The principal governmental guarantor of mortgage pass-through securities is the GNMA. The GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. The GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by the GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Authority-insured or Veterans Administration-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). The FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. The FNMA purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by the FNMA are guaranteed as to timely payment by the FNMA of principal and interest.

The FHLMC is also a government-sponsored corporation owned by private stockholders. The FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) from the FHLMC's national portfolio. The FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.


Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may also buy mortgage-related securities without insurance or guarantees.

CORPORATE ASSET-BACKED SECURITIES: The Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Corporate asset-backed securities are often backed by a pool of assets
representing the obligations of a number of   different parties. To lessen the
effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an instrument in such a security.

MORTGAGE "DOLLAR ROLL" TRANSACTIONS: As described in the Prospectus, the Fund may enter into mortgage "dollar roll" transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. The Fund is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Fund may also be compensated by receipt of a commitment fee.


INDEXED SECURITIES: The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.


OPTIONS ON FIXED INCOME SECURITIES: The Fund may write (sell) covered call and put options on fixed income securities and purchase call and put options. An option provides the purchaser, or "holder," with the right, but not the obligation, to purchase, in the case of a "call" option, or sell, in the case of a "put" option, the fixed income security or securities in connection with which the option was written, for a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. The holder pays a non-refundable purchase price for the option, known as the "premium." The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although this entire amount may be lost. The risk of the seller, or "writer," however, is potentially unlimited, unless the option is "covered." A call option written by the Fund is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same fixed income security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, short-term money market instruments or high quality government securities in a segregated account with its custodian. A put option written by the Fund is "covered" if the Fund maintains cash, short-term money market instruments or high quality government securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is (a) equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if the difference is maintained by the Fund in cash or short-term money market instruments in a segregated account with its custodian. Put and call options written by the Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counter party with which, the option is traded, and applicable laws and regulations. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

The Fund may write options for the purpose of increasing its return and for hedging purposes. In particular, if the Fund writes an option which expires unexercised or is closed out by the Fund at a profit, the Fund retains the premium paid for the option less related transaction costs, which increases its gross income and offsets in part the reduced value of the portfolio security in connection with which the option is written, or the increased cost of portfolio securities to be acquired. In contrast, however, if the price of the security underlying the option moves adversely to the Fund's position, the option may be exercised and the Fund will then be required to purchase or sell the security at a disadvantageous price, which might only partially be offset by the amount of the premium.

The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call option the Fund determines to write depends upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written.

The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. Put options may be used by the Fund in the same market environments in which call options are used in equivalent buy-and-write transactions.

The Fund may also write combinations of put and call options on the same security, a practice known as a "straddle." By writing a straddle, the Fund undertakes a simultaneous obligation to sell or purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of a security remains stable and neither the call nor the put is exercised. In an instance where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

By writing a call option on a portfolio security, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a loss unless the security subsequently appreciates in value. The writing of options will not be undertaken by the Fund solely for hedging purposes, and may involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions will constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

The Fund may also purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund's portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The Fund will purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such an increase occurs, the call option will permit the Fund to purchase the securities underlying such option at the exercise price or to close out the option at a profit. The premium paid for a call or put option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.

The staff of the SEC has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities, cannot exceed a certain percentage of the Fund's assets (the "SEC illiquidity ceiling"). Although the Adviser disagrees with this position, the Adviser intends to limit the Fund's writing of over-the-counter options in accordance with the following procedure. Except as provided below, the Fund intends to write over-the-counter options only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. Also, the contracts the Fund has in place with such primary dealers will provide that the Fund has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount that the option is in-the-money). The formula may also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-the-money. The Fund will treat all or a portion of the formula as illiquid for purposes of the SEC illiquidity ceiling. The Fund may also write over-the-counter options with non-primary dealers, including foreign dealers, and will treat the assets used to cover these options as illiquid for purposes of such SEC illiquidity ceiling.

YIELD CURVE OPTIONS: The Fund may also enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.


Yield curve options may be used for the same purposes as other options on securities. Specifically, the Fund may purchase or write such options for hedging purposes. For example, the Fund may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Fund may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by the Fund will be "covered." A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and maintains in a segregated account with its custodian cash or cash equivalents sufficient to cover the Fund's net liability under the two options. Therefore, the Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed. Because these securities are traded over-the-counter, the SEC has taken the position that yield curve options are illiquid and, therefore, cannot exceed the SEC illiquid ceiling. See "Options on Fixed Income Securities" above for a discussion of the policies the Adviser intends to follow to limit the Fund's investment in these securities.


FUTURES CONTRACTS: The Fund may enter into contracts for the purchase or sale for future delivery of fixed income securities or foreign currencies or contracts based on indexes of fixed income securities as such instruments become available for trading ("Futures Contracts"). This investment technique is designed to hedge (i.e., to protect) against anticipated future changes in interest or exchange rates which otherwise might adversely affect the value of the Fund's portfolio securities or adversely affect the prices of long-term bonds or other securities which the Fund intends to purchase at a later date. A "sale" of a Futures Contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A "purchase" of a Futures Contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. The Fund may also enter into such transactions for non-hedging purposes, to the extent permitted by applicable law, which involves greater risk.

While Futures Contracts provide for the delivery of securities or currencies, such deliveries are very seldom made. Generally, a Futures Contract is terminated by entering into an offsetting transaction. The Fund will incur brokerage fees when it purchases and sells Futures Contracts. At the time such a purchase or sale is made, the Fund must allocate cash or securities as a margin deposit ("initial deposit"). It is expected that the initial deposit will vary but may be as low as 5% or less of the value of the contract. The Futures Contract is valued daily thereafter and the payment of "variation margin" may be required to be paid or received, so that each day the Fund may provide or receive cash that reflects the decline or increase in the value of the contract.

The purpose of the purchase or sale of a Futures Contract, in the case of a portfolio holding long-term debt securities, is to protect the Fund from fluctuations in interest rates without actually buying or selling long-term debt securities. For example, if the Fund owned long-term bonds and interest rates were expected to increase, the Fund might enter into Futures Contracts for the sale of debt securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Fund's Futures Contracts should increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase or by buying bonds with long maturities and selling bonds with short maturities when interest rates are expected to decline. However, since the futures market is more liquid than the cash market, the use of Futures Contracts as an investment technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, when it is expected that interest rates may decline, Futures Contracts may be purchased to hedge against anticipated purchases of long-term bonds at higher prices. Since the fluctuations in the value of Futures Contracts should be similar to that of long-term bonds, the Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the Futures Contracts could be liquidated and the Fund could buy long-term bonds on the cash market. Purchases of Futures Contracts would be particularly appropriate when the cash flow from the sale of new shares of the Fund could have the effect of diluting dividend earnings. To the extent the Fund enters into Futures Contracts for this purpose, the assets in the segregated asset account maintained to cover the Fund's obligations with respect to such Futures Contracts will consist of cash, cash equivalents or short-term money market instruments from the portfolio of the Fund in an amount equal to the difference between the fluctuating market value of such Futures Contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such Futures Contracts, thereby assuring that the transactions are unleveraged.

Futures Contracts on foreign currencies may be used in a similar manner, in order to protect against declines in the dollar value of portfolio securities denominated in foreign currencies, or increases in the dollar value of securities to be acquired.

A Futures Contract on an index of fixed income securities provides for the making and acceptance of a cash settlement based on changes in value of the underlying index. The index underlying such a Futures Contract will generally be a broad based index of fixed income securities designed to reflect movements in the relevant market as a whole.

OPTIONS ON FUTURES CONTRACTS: The Fund may write and purchase options to buy or sell Futures Contracts ("Options on Futures Contracts"). The writing of a call Option on a Futures Contract may constitute a partial hedge against declining prices of the fixed income security or currency underlying the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put Option on a Futures Contract may constitute a partial hedge against increasing prices of the security or currency underlying the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities. The Fund may also enter into such transactions for non-hedging purposes, to the extent permitted by applicable law, which involves greater risk.

The Fund may purchase Options on Futures Contracts for hedging purposes as an alternative to purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline, a rise in interest rates or a decline in the dollar value of foreign currencies in which portfolio securities are denominated, the Fund may, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease in portfolio value occurs, it may be offset, in whole or part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance, or a decline in interest rates or a rise in the dollar value of foreign currencies in which securities to be acquired are denominated, the Fund may purchase call Options on Futures Contracts, rather than purchasing the underlying Futures Contracts. As in the case of Options, the writing of Options on Futures Contracts may require the Fund to forego all or a portion of the benefits of favorable movements in the price of portfolio securities, and the purchase of Options on Futures Contracts may require the Fund to forego all or a portion of such benefits up to the amount of the premium paid and related transaction costs. The Fund may also enter into transactions in Options on Futures Contracts for non-hedging purposes to the extent permitted by applicable law.

The Fund may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, short-term money market instruments or high quality government securities in a segregated account with its custodian. The Fund may cover the writing of put Options on Futures Contracts (a) through sales of the underlying Futures Contract, (b) through segregation of cash, short-term money market instruments or high quality government securities in an amount equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written, or is less than the exercise price of the put written if the difference is maintained by the Fund in cash, short-term money market instruments or high quality government securities in a segregated account with its custodian. Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by the Fund, the Fund will be required to sell the underlying Futures Contract which, if the Fund has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by the Fund is exercised, the Fund will be required to purchase the underlying Futures Contract which, if the Fund has covered its obligation through the sale of such Contract, will close out its futures position. An Option on a Futures Contract is traded on the same contract market as the underlying Futures Contact, subject to regulation by the Commodity Futures Trading Commission ("CFTC") and the performance guarantee of the exchange clearing house. Options on Futures Contracts, as noted in the Prospectus, are also traded on foreign exchanges.

FORWARD CONTRACTS: The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific currency at a future date at a price set at the time of the contract (a "Forward Contract"). The Fund may enter into Forward Contracts for hedging purposes as well as for non-hedging purposes. The Fund may also enter into Forward Contracts for "cross hedging" as noted in the Prospectus. Transactions in Forward Contracts entered into for hedging purposes will include forward purchases or sales of foreign currencies for the purpose of protecting the dollar value of fixed income securities denominated in a foreign currency or protecting the dollar equivalent of interest or dividends to be paid on such securities. By entering into such transactions, however, the Fund may be required to forego the benefits of advantageous changes in exchange rates. The Fund may also enter into transactions in Forward Contracts for other than hedging purposes which presents greater profit potential but also involves increased risk. For example, if the Adviser believes that the value of a particular foreign currency will increase or decrease relative to the value of the U.S. dollar, the Fund may purchase or sell such currency, respectively, through a Forward Contract. If the expected changes in the value of the currency occur, the Fund will realize profits which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative.

The Fund has established procedures consistent with statements by the SEC and its staff regarding the use of Forward Contracts by registered investment companies, which require the use of segregated assets or "cover" in connection with the purchase and sale of such contracts. In those instances in which the Fund satisfies this requirement through segregation of assets, it will maintain, in a segregated account, cash, cash equivalents or high grade debt securities, which will be marked to market on a daily basis, in an amount equal to the value of its commitments under Forward Contracts.

OPTIONS ON FOREIGN CURRENCIES: The Fund may purchase and write put and call options on foreign currencies ("Options on Foreign Currencies") for the purpose of protecting against declines in the dollar value of foreign fixed income portfolio securities and against increases in the dollar cost of foreign fixed income securities to be acquired. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put Options on the Foreign Currency. If the value of the currency did decline, the Fund would have the right to sell such currency for a fixed amount in dollars and would thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options would be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in Options on Foreign Currency which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The Fund may write Options on Foreign Currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it may, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurred, the option would most likely not be exercised, and the diminution in value of portfolio securities would be offset by the amount of the premium received less related transaction costs. As in the case of other types of options, therefore, the writing of Options on Foreign Currencies will constitute only a partial hedge.

SWAPS AND RELATED TRANSACTIONS: The Fund may enter into interest rate swaps, currency swaps and other types of available swap agreements, such as caps, collars and floors.

Swap agreements may be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund's exposure to long or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as securities prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form or variety of swap agreements if MFS determines it is consistent with the Fund's investment objective and policies.

The Fund will maintain cash or appropriate liquid assets with its custodian to cover its current obligations under swap transactions. If the Fund enters into a swap agreement on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments), the Fund will maintain cash or liquid assets with its Custodian with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will maintain cash or liquid assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

The most significant factor in the performance of swaps, caps, floors and collars is the change in the specific interest rate, currency or other factor that determines the amount of payments to be made under the arrangement. If MFS is incorrect in its forecasts of such factors, the investment performance of the Fund would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declines, the value of the swap agreement would be likely to decline, potentially resulting in losses. If the counterparty defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The Fund anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty.

RISK FACTORS: IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH THE FUND'S PORTFOLIO -- The Fund's ability effectively to hedge all or a portion of its portfolio through transactions in options, Futures Contracts, and Forward Contracts will depend on the degree to which price movements in the underlying instruments correlate with price movements in the relevant portion of the Fund's portfolio. If the values of fixed income portfolio securities being hedged do not move in the same amount or direction as the instruments underlying options, Futures Contracts or Forward Contracts traded, the Fund's hedging strategy may not be successful and the Fund could sustain losses on its hedging strategy which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the instrument underlying an option, Futures Contract or Forward Contract traded and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, the Fund's overall return could be less than if the hedging transaction had not been undertaken. In the case of Futures and options on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such contract. As a result, the correlation probably will not be exact. Consequently, the Fund bears the risk that the price of the fixed income portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation. Where the Fund enters into Forward Contracts as a "cross hedge" (i.e., the purchase or sale of a Forward Contract on one currency to hedge against risk of loss arising from changes in value of a second currency), the Fund incurs the risk of imperfect correlation between changes in the values of the two currencies, which could result in losses.

The correlation between prices of fixed income securities and prices of options, Futures Contracts or Forward Contracts may be distorted due to differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the option, Futures Contract and Forward Contract markets. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction. The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contract will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity or termination date of the option, Futures Contract or Forward Contract approaches.

The trading of options, Futures Contracts and Forward Contracts also entails the risk that, if the Adviser's judgment as to the general direction of interest or exchange rates is incorrect, the Fund's overall performance may be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates, and rates instead decline, the Fund will lose part or all of the benefit of the increased value of the fixed income securities being hedged, and may be required to meet ongoing daily variation margin payments.

It should be noted that the Fund may purchase and write Options, Futures Contracts, Options on Futures Contracts and Forward Contracts not only for hedging purposes, but also for non-hedging purposes to the extent permitted by applicable law for the purpose of increasing its return. As a result, the Fund will incur the risk that losses on such transactions will not be offset by corresponding increases in the value of fixed income portfolio securities or decreases in the cost of fixed income securities to be acquired.

RISK FACTORS: POTENTIAL LACK OF A LIQUID SECONDARY MARKET -- Prior to exercise or expiration, a position in an exchange-traded option, Futures Contract, Option on a Futures Contract or Option on a Foreign Currency can only be terminated by entering into a closing purchase or sale transaction, which requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. If no such market exists, it may not be possible to close out a position, and the Fund could be required to purchase or sell the underlying instrument or meet ongoing variation margin requirements. The inability to close out option or futures positions also could have an adverse effect on the Fund's ability effectively to hedge its portfolio.

The liquidity of a secondary market in an option or Futures Contract may be adversely affected by "daily price fluctuation limits," established by the exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limits once they have been reached. Such limits could prevent the Fund from liquidating open positions, which could render its hedging strategy unsuccessful and result in trading losses. The exchanges on which options and Futures Contracts are traded have also established a number of limitations governing the maximum number of positions which may be traded by a trader, whether acting alone or in concert with others. Further, the purchase and sale of exchange-traded options and Futures Contracts is subject to the risk of trading halts, suspensions, exchange or clearing corporation equipment failures, government intervention, insolvency of a brokerage firm, intervening broker or clearing corporation or other disruptions of normal trading activity, which could make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

RISK FACTORS: OPTIONS ON FUTURES CONTRACTS -- In order to profit from the purchase of an Option on a Futures Contract, it may be necessary to exercise the option and liquidate the underlying Futures Contract, subject to all of the risks of futures trading. The writer of an Option on a Futures Contract is subject to the risks of futures trading, including the requirement of initial and variation margin deposits.

ADDITIONAL RISKS OF TRANSACTIONS RELATED TO FOREIGN CURRENCIES AND TRANSACTIONS NOT CONDUCTED ON UNITED STATES EXCHANGES -- The available information on which the Fund will make trading decisions concerning transactions related to foreign currencies or foreign securities may not be as complete as the comparable data on which the Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, and the markets for foreign securities as well as markets in foreign countries may be operating during non-business hours in the United States, events could occur in such markets which would not be reflected until the following day, thereby rendering it more difficult for the Fund to respond in a timely manner.

In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Fund's position, unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. This could make it difficult or impossible to enter into a desired transaction or liquidate open positions, and could therefore result in trading losses. Further, over-the-counter transactions are not subject to the performance guarantee of an exchange clearing house and the Fund will therefore be subject to the risk of default by, or the bankruptcy of, a financial institution or other counterparty.

Transactions on exchanges located in foreign countries may not be conducted in the same manner as those entered into on United States exchanges, and may be subject to different margin, exercise, settlement or expiration procedures.

As a result, many of the risks of over-the-counter trading may be present in connection with such transactions. Moreover, the SEC or CFTC have jurisdiction over the trading in the United States of many types of over-the-counter and foreign instruments, and such agencies could adopt regulations or interpretations which would make it difficult or impossible for the Fund to enter into the trading strategies identified herein or to liquidate existing positions.

As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in foreign currencies. The Fund may also be required to receive delivery of the foreign currencies underlying Options on Foreign Currencies or Forward Contracts it has entered into. This could occur, for example, if an option written by the Fund is exercised or the Fund is unable to close out a Forward Contract it has entered into. In addition, the Fund may elect to take delivery of such currencies. Under such circumstances, the Fund may promptly convert the foreign currencies into dollars at the then current exchange rate. Alternatively, the Fund may hold such currencies for an indefinite period of time if the Adviser believes that the exchange rate at the time of delivery is unfavorable or if, for any other reason, the Adviser anticipates favorable movements in such rates.

While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, it also exposes the Fund to risk of loss if such rates move in a direction adverse to the Fund's position. Such losses could also adversely affect the Fund's hedging strategies. Certain tax requirements may limit the extent to which the Fund will be able to hold currencies.

ADDITIONAL POLICIES ON THE USE OF OPTIONS AND FUTURES: In order to assure that the Fund will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the CFTC require that the Fund enter into transactions in Futures Contracts and Options on Futures Contracts only
(i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of the Fund's assets. In addition, the Fund must comply with the requirements of various state securities laws in connection with such transactions.

The Fund has adopted the additional policy that it will not enter into a Futures Contract if, immediately thereafter, the value of securities and other obligations underlying all such Futures Contracts would exceed 50% of the value of the Fund's total assets. Moreover, the Fund will not purchase put and call Options if, as a result, more than 5% of its total assets would be invested in such Options.


When the Fund purchases a Futures Contract, an amount of cash and cash equivalents will be deposited in a segregated account with the Fund's custodian so that the amount so segregated will at all times equal the value of the Futures Contract, thereby insuring that the leveraging effect of such Futures is minimized.

                             --------------------

The investment objective and policies described above are not fundamental and may be changed without shareholder approval.


INVESTMENT RESTRICTIONS. The Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of the Fund's shares (which, as used in this SAI, means the lesser of (i) more than 50% of the outstanding shares of the Trust or a series or class, as applicable, or (ii) 67% or more of the outstanding shares of the Trust or a series or class, as applicable, present at a meeting at which holders of more than 50% of the outstanding shares of the Trust or a series or class, as applicable, are represented in person or by proxy):


The Fund may not:

        (1) Borrow amounts in excess of 10% of its gross assets, and then only as a temporary measure for extraordinary or emergency purposes, or pledge, mortgage or hypothecate its assets (taken at market value) to an extent greater than 33 1/3% of its gross assets, in each case taken at the lower of cost or market value and subject to a 300% asset coverage requirement (for the purpose of this restriction, collateral arrangements with respect to options, Futures Contracts, Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies and payments of initial and variation margin in connection therewith are not considered a pledge of assets). While such borrowings exceed 5% of the Fund's gross assets, no securities may be purchased; however, the Fund may complete the purchase of securities already contracted for;

        (2) Underwrite securities issued by other persons except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security;

        (3) Invest 25% or more of the market value of its total assets in securities of issuers in any one industry;

        (4) Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except foreign currencies, Forward Contracts, Futures Contracts, options, Options on Futures Contracts and Options on Foreign Currencies) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate and commodities acquired as a result of the ownership of securities;

        (5) Make loans to other persons except through the lending of its portfolio securities and except through repurchase agreements. Not more than 10% of the Fund's assets will be invested in repurchase agreements maturing in more than seven days. For these purposes the purchase of commercial paper or a portion of an issue of debt securities shall not be considered the making of a loan;

        (6) Purchase voting securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by the Fund; or purchase securities of any issuer if such purchase, at the time thereof, would cause more than 10% of any class of securities of such issuer to be held by the Fund. For this purpose, all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class;

        (7) Invest for the purpose of exercising control or management;

        (8) Purchase securities issued by any closed-end investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Fund shall not purchase such securities if such purchase at the time thereof would cause more than 10% of its total assets (taken at market value) to be invested in the securities of such issuers, or more than 3% of the total outstanding voting securities of any closed-end investment company to be held by the Fund. The Fund shall not purchase securities issued by any open-end investment company;

        (9) Invest more than 5% of its assets in companies which, including predecessors, have a record of less than three years' continuous operation;

        (10) Purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Fund, or is a partner, officer, Director or Trustee of the Adviser, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both;

        (11) Purchase any securities, gold or evidences of interest therein on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of any transactions and except that the Fund may make margin deposits in connection with Futures Contracts, Options on Futures Contracts, options and Options on Foreign Currencies;

        (12) Sell any security which the Fund does not own unless by virtue of its ownership of other securities the Fund has at the time of sale a right to obtain securities without payment of further consideration equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;

        (13) Purchase or sell any put or call option or any combination thereof, provided, that this shall not prevent the purchase, ownership, holding or sale of contracts for the future delivery of securities, currencies or warrants where the grantor of the warrants is the issuer of the underlying securities or the writing and purchasing of puts, calls or combinations thereof with respect to securities, Futures Contracts and foreign currencies; or

In addition, the Fund will not invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists) if more than 15% of the Fund's assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities. Securities that are not registered under the Securities Act of 1933, as amended, and sold in reliance on Rule 144A thereunder, but are determined to be liquid by the Trust's Board of Trustees (or its delegee), will not be subject to this 15% limitation.

According to certain state securities commissions, the term "illiquid investments" includes all foreign equity securities that are not listed on a recognized foreign or U.S. stock exchange. Except with respect to Investment Restriction (1), these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy. As a non-fundamental policy, repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities. During the coming year, less than 5% of the Fund's assets will be used to engage in short sales permitted by Investment Restriction (12). In addition, purchases of warrants will not exceed 5% of the Fund's net assets. Included within that amount, but not exceeding 2% of the Fund's net assets, may be warrants not listed on the New York or American Stock Exchange.

3.  MANAGEMENT OF THE FUND
The Board of Trustees provides broad supervision over the affairs of the Fund. The Adviser is responsible for the investment management of the Fund's assets, and the officers of the Trust are responsible for its operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)

TRUSTEES
A. KEITH BRODKIN,* Chairman and President
Massachusetts Financial Services Company, Chairman


RICHARD B. BAILEY*
Private Investor; Massachusetts Financial Services Company, former Chairman
  (prior to September 30, 1991); Cambridge Bancorp, Director; Cambridge Trust Company, Director


MARSHALL N. COHAN
Private Investor
Address: 2524 Bedford Mews Drive, Wellington, Florida

LAWRENCE H. COHN, M.D.
Brigham and Women's Hospital, Chief of Cardiac Surgery; Harvard Medical
  School, Professor of Surgery
Address: 75 Francis Street, Boston, Massachusetts

THE HON. SIR J. DAVID GIBBONS, KBE
Edmund Gibbons Limited, Chief Executive Officer; The Bank of N.T. Butterfield
  & Son Ltd., Chairman
Address: 21 Reid Street, Hamilton, Bermuda


ABBY M. O'NEILL
Private Investor; Rockefeller Financial Services, Inc. (investment advisers),
  Director
Address: 30 Rockefeller Plaza, Room 5600, New York, New York

WALTER E. ROBB, III
Benchmark Advisors, Inc. (corporate financial consultants), President and
  Treasurer; Benchmark Consulting Group, Inc. (office services), President; Landmark Funds (mutual funds), Trustee
Address: 110 Broad Street, Boston, Massachusetts


ARNOLD D. SCOTT*
Massachusetts Financial Services Company, Senior Executive Vice President and
  Secretary

JEFFREY L. SHAMES*
Massachusetts Financial Services Company, President


J. DALE SHERRATT
Insight Resources, Inc. (acquisition planning specialists), President
Address: One Liberty Square, 10th Floor, Boston, Massachusetts

WARD SMITH
NACCO Industries (holding company), Chairman (prior to June, 1994); Sundstrand
  Corporation (diversified mechanical manufacturer), Director; Society Corporation (bank holding company), Director (prior to April, 1992); Society National Bank (commercial bank), Director (prior to April, 1992)
Address: 5875 Landerbrook Drive, Mayfield Heights, Ohio


OFFICERS
A. KEITH BRODKIN,* President
Massachusetts Financial Services Company, Chairman

W. THOMAS LONDON,* Treasurer
Massachusetts Financial Services Company, Senior Vice President


STEPHEN E. CAVAN,* Secretary and Clerk
Massachusetts Financial Services Company, Senior Vice President, General
  Counsel and Assistant Secretary


JAMES O. YOST*, Assistant Treasurer
Massachusetts Financial Services Company, Vice President


JAMES R. BORDEWICK, JR.,* Assistant Secretary
Massachusetts Financial Services Company, Vice President and Associate General
  Counsel)

----------
*"Interested persons" (as defined in the 1940 Act) of the Adviser, whose address is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee and officer holds comparable positions with certain affiliates of MFS or with certain other funds of which MFS or a subsidiary is the investment adviser or distributor. Mr. Brodkin, the Chairman of MFD, Messrs. Shames and Scott, Directors of MFD, and Mr. Cavan, the Secretary of MFD, hold similar positions with certain other MFS affiliates.


The Fund pays the compensation of non-interested Trustees and Mr. Bailey who currently receive a fee of $1,250 per year plus $225 per meeting and $225 per committee meeting attended, together with such Trustee's out-of-pocket expenses. The Trust has adopted a retirement plan for non-interested Trustees and Mr. Bailey. Under this plan, a Trustee will retire upon reaching age 72 and if the Trustee has completed at least five years of service, he would be entitled to annual payments during his lifetime of up to 50% of such Trustee's average annual compensation (based on the three years prior to his retirement) depending on his length of service. A Trustee may also retire prior to age 72 and receive reduced payments if he has completed at least five years of service. Under the plan, a Trustee (or his beneficiaries) will also receive benefits for a period of time in the event the Trustee is disabled or dies. These benefits will also be based on the Trustee's average annual compensation and length of service. There is no retirement plan provided by the Trust for Messrs. Brodkin, Scott and Shames. The Fund will accrue its allocable share of compensation expenses each year to cover current year's service and amortize past service cost.

Set forth in Appendix A hereto is certain information concerning the cash compensation paid to the Trustees and benefits accrued, and estimated benefits payable, under the retirement plan.

As of January 31, 1996, all Trustees and officers as a group owned less than 1% of the Fund's shares outstanding on that date, not including 174,570,715 shares (which represent approximately 1.8% of the outstanding Class A shares of the Fund) owned of record by certain employee benefit plans of MFS for which Messrs. Brodkin, Scott and Shames are Trustees.

As of January 31, 1996, Merrill Lynch, Pierce, Fenner & Smith Inc., P.O. Box 45286, Jacksonville, Florida, was the owner of 6.32% and 14.99% of the outstanding Class B and Class C shares. respectively, of the Fund.


The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless as to liability to the Trust or its shareholders, it is determined that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined pursuant to the Declaration of Trust, that they have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.


INVESTMENT ADVISER
MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a wholly owned subsidiary of Sun Life of Canada (U.S.) which is a wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life").


The Adviser manages the Fund pursuant to an Investment Advisory Agreement dated August 10, 1990 (the "Advisory Agreement"). The Adviser provides the Fund with overall investment advisory and administrative services, as well as general office facilities. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For these services and facilities, the Adviser receives a management fee computed and paid monthly in an amount equal to the sum of 0.65% of the Fund's average daily net assets and 5% of its gross income (i.e., income other than gains from the sale of securities, gains from options and futures transactions, premium income from options written and gains from foreign exchange transactions).


For the Fund's fiscal year ended October 31, 1995, MFS received management fees under the Advisory Agreement of $1,479,587 (of which $1,079,919 was based on average daily net assets and $399,668 on gross income), equivalent, on an annualized basis to 0.89% of the Fund's average daily net assets. For the Fund's fiscal year ended October 31, 1994, MFS received management fees under the Advisory Agreement of $1,074,047 (of which $792,505 was based on average daily net assets and $281,542 on gross income), equivalent, on an annualized basis to 0.90% of the Fund's average daily net assets. For the Fund's fiscal year ended October 31, 1993, MFS received management fees under the Advisory Agreement of $492,724 (of which $358,037 was based on average daily net assets and $134,687 on gross income), equivalent, on an annualized basis to 0.90% of the Fund's average daily net assets.


In order to comply with the expense limitations of certain state securities commissions, the Adviser will reduce its management fee or otherwise reimburse the Fund for any expenses, exclusive of interest, taxes and brokerage commissions, incurred by the Fund in any fiscal year to the extent such expenses exceed the most restrictive of such state expense limitations. The Adviser will make appropriate adjustments to such reimbursements in response to any amendment or rescission of the various state requirements.


The Fund pays all of the Fund's expenses (other than those assumed by the Adviser or MFD, the Fund's distributor), including: governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares; expenses of preparing, printing and mailing share certificates, shareholder reports, notices, proxy statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of State Street Bank and Trust Company, the Fund's Custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses for such purposes are borne by the Fund except that the Fund's Distribution Agreement with MFD requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific series are allocated among the series in a manner believed by management of the Trust to be fair and equitable. For a list of the Fund's expenses, including the compensation paid to the Trustees who are not officers of MFS, during its fiscal year ended October 31, 1995 see "Financial Statements -- Statement of Operations" in the Fund's Annual Report to shareholders dated October 31, 1995 incorporated by reference into this SAI. Payment by the Fund of brokerage commissions for brokerage and research services of value to the Adviser in serving its clients is discussed under the caption "Portfolio Transactions and Brokerage Commissions" below.


The Adviser pays the compensation of the Trust's officers and of any Trustee who is an officer of MFS. The Adviser also furnishes at its own expense all necessary administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing the Fund's investments, effecting its portfolio transactions, and, in general, administering its affairs.


The Advisory Agreement will remain in effect until August 1, 1996 and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Objective, Policies and Restrictions") and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Fund's shares (as defined in "Investment Objective, Policies and Restrictions"), or by either party on not more than 60 days' nor less than 30 days' written notice. The Advisory Agreement provides that if MFS ceases to serve as the Adviser to the Fund, the Fund will change its name so as to delete the term "MFS" and that MFS may render services to others and may permit other fund clients to use the term "MFS" in their names. The Advisory Agreement also provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Advisory Agreement.

CUSTODIAN
State Street Bank and Trust Company (the "Custodian") is the custodian of the Fund's assets. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of each class of shares of the Fund. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions. The Custodian also acts as the dividend disbursing agent of the Fund. The Custodian has contracted with the Adviser for the Adviser to perform certain accounting functions related to options transactions for which the Adviser receives remuneration on a cost basis.

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS , is the Fund's shareholder servicing agent, pursuant to a Shareholder Servicing Agreement, effective August 10, 1990, as amended (the "Agency Agreement") with the Trust. The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of each Class of shares of the Fund. For these services, the Shareholder Servicing Agent will receive a fee calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15%, up to 0.22% and up to 0.15% attributable to Class A, Class B and Class C shares, respectively. In addition, the Shareholder Servicing Agent will be reimbursed by the Fund for certain expenses incurred by the Shareholder Servicing Agent on behalf of the Fund. State Street Bank and Trust Company, the dividend and distribution disbursing agent of the Fund, has contracted with the Shareholder Servicing Agent to perform certain dividend and distribution disbursing functions for the Fund.

DISTRIBUTOR
MFD, a wholly owned subsidiary of MFS, serves as the distributor for the continuous offering of shares of the Fund pursuant to a Distribution Agreement dated as of January 1, 1995 (the "Distribution Agreement"). Prior to January 1, 1995, MFS Financial Services, Inc. ("FSI"), another wholly owned subsidiary of MFS, was the Fund's distributor. Where this SAI refers to MFD in relation to the receipt or payment of money with respect to a period or periods prior to January 1, 1995, such reference shall be deemed to include FSI, as the predecessor in interest to MFD.

CLASS A SHARES: MFD acts as agent in selling Class A shares of the Fund to dealers. The public offering price of Class A shares of the Fund is their net asset value next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of a Class A share of the Fund is calculated by dividing the net asset value of a Class A share by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase (see "Purchases" in the Prospectus). The sales charge scale set forth in the Prospectus applies to purchases of Class A shares of the Fund alone or in combination with shares of all classes of certain other funds in the MFS Family of Funds (the "MFS Funds") and other funds (as noted under Right of Accumulation) by any person, including members of a family unit (e.g., husband, wife and minor children) and bona fide trustees, and also applies to purchases made under the Right of Accumulation or a Letter of Intent (see "Investment and Withdrawal Programs" in this SAI). A group might qualify to obtain quantity sales charge discounts (see "Investment and Withdrawal Programs" in this SAI).


Class A shares of the Fund may be sold at their net asset value to certain persons or in certain transactions as described in the Prospectus. Such sales are made without a sales charge to promote good will with employees and others with whom MFS, MFD and/or the Fund have business relationships, and because the sales effort, if any, involved in making such sales is negligible.

MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price of the Class A shares. Dealer allowances expressed as a percentage of offering price for all offering prices are set forth in the Prospectus (see "Purchases"). The difference between the total amount invested and the sum of (a) the net proceeds to the Fund and (b) the dealer commission is the commission paid to the underwriter. Because of rounding in the computation of offering price, the portion of the sales charge paid to the underwriter may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of the offering price or as a percentage of the net amount invested as listed in the Prospectus. In the case of the maximum sales charge the dealer retains 4% and MFD retains approximately 3/4 of 1% of the public offering price. In addition, MFD pays a commission to dealers who initiate and are responsible for purchases of $1 million or more as described in the Prospectus.


CLASS B AND CLASS C SHARES: MFD acts as agent in selling Class B and Class C shares of the Fund. The public offering price of Class B and Class C shares is their net asset value next computed after the sale (see "Purchases" in the Prospectus).


GENERAL: Neither MFD nor dealers are permitted to delay placing orders to benefit themselves by a price change. On occasion, MFD may obtain brokers loans from various banks, including the custodian banks for the MFS Funds, to facilitate the settlement of sales of shares of the Fund to dealers. MFD may benefit from its temporary holding of funds paid to it by investment dealers for the purchase of Fund shares.


During the Fund's fiscal year ended October 31, 1995, gross sales charges on sales of Class A shares of the Fund amounted to $366,111, of which $48,590 was retained by MFD and $317,521 by dealers and certain other financial institutions; the Fund received $17,766,340 representing the aggregate net asset value of such shares. During the Fund's fiscal year ended October 31, 1994, gross sales charges on sales of Class A shares of the Fund amounted to $833,238, of which $133,802 was retained by MFD and $699,436 by dealers and certain other financial institutions; the Fund received $29,472,764 representing the aggregate net asset value of such shares. During the Fund's fiscal year ended October 31, 1993, gross sales charges on sales of Class A shares of the Fund amounted to $649,349, of which $108,242 was retained by MFD and $541,107 by dealers and certain other financial institutions; the Fund received $19,869,783, representing the aggregate net asset value of such shares. During the Fund's fiscal years ended October 31, 1994 and 1995, the CDSC imposed on the redemption of Class B shares was $35,156 and $91,996, respectively. During the period from September 7, 1993 through October 31, 1993, the CDSC imposed on the redemption of Class B shares was $1,901.


The Distribution Agreement will remain in effect until August 1, 1996 and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Trust's shares (as defined in "Investment Restrictions") and in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.

4.  PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS
Specific decisions to purchase or sell securities for the Fund are made by persons affiliated with the Adviser. Any such person may serve other clients of the Adviser, or any subsidiary of the Adviser in a similar capacity. Changes in the Fund's investments are reviewed by the Board of Trustees.

The primary consideration in placing portfolio security transactions is execution at the most favorable prices. The Adviser has complete freedom as to the markets in and broker-dealers through which it seeks this result. In the United States and in some other countries debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. In other countries both debt and equity securities are traded on exchanges at fixed commission rates. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's mark-up or mark-down. The Adviser normally seeks to deal directly with the primary market makers or on major exchanges unless, in its opinion, better prices are available elsewhere. Subject to the requirement of seeking execution at the best available price, securities transactions may, as authorized by the Advisory Agreement, be bought from or sold to dealers who have furnished statistical, research and other information or services to the Adviser. At present no arrangements for the recapture of commission payments are in effect.


Consistent with the foregoing primary consideration, the Rules of Fair Practice of the National Association of Securities Dealers (the "NASD") and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund and of the other investment company clients of MFD as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.


Under the Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Fund to pay a broker-dealer which provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or their respective overall responsibilities to the Fund or to their other clients. Not all of such services are useful or of value in advising the Fund.

The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and the Adviser's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.


Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of the Fund. The Trustees (together with the Trustees of the other MFS Funds) have directed the Adviser to allocate a total of $23,100 of commission business from the MFS Funds to the Pershing Division of Donaldson Lufkin & Jenrette as consideration for the annual renewal of the Lipper Directors' Analytical Data Service (which provides information useful to the Trustees in reviewing the relationship between the Fund and the Adviser).


The Adviser's investment management personnel attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Adviser as a consideration in the selection of brokers to execute portfolio transactions. However, the Adviser is unable to quantify the amount of commissions set forth below which were paid as a result of such Research because a substantial number of transactions were effected through brokers which provide Research but which were selected principally because of their execution capabilities.

The management fee that the Fund pays to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and Research services. To the extent the Fund's portfolio transactions are used to obtain brokerage and research services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid for such portfolio transactions, or for such portfolio transactions and Research, by an amount which cannot be presently determined. Such services would be useful and of value to the Adviser in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Adviser in carrying out its obligations to the Fund. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.


For the Fund's fiscal year ended October 31, 1995, total brokerage commissions of $297,101 were paid on transactions (other than U.S. Government securities, purchased options transactions and short-term obligations) of $112,709,102. For the Fund's fiscal year ended October 31, 1994, total brokerage commissions of $210,216 were paid on transactions of $331,692,927. For the Fund's fiscal year ended October 31, 1993, total brokerage commissions of $95,257 were paid on total transactions of $134,942,094. Not all of the Fund's transactions are equity security transactions which involve the payment of brokerage commissions. During the Fund's fiscal year ended October 31, 1995, the Fund sold and retained securities issued by an affiliate of Kidder, Peabody & Co., Inc., a regular broker-dealer of the Fund. The aggregate value of the securities of such regular broker-dealer held by the Fund at October 31, 1995, was $1,619,201.

In certain instances there may be securities which are suitable for the Fund's portfolio as well as for that of one or more of the other clients of the Adviser or any subsidiary of the Adviser. Investment decisions for the Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the Fund believes that its ability to participate in volume transactions will produce better executions for the Fund.


5.  SHAREHOLDER SERVICES
INVESTMENT AND WITHDRAWAL PROGRAMS -- The Fund makes available the following programs designed to enable shareholders to add to their investment or withdraw from it with a minimum of paper work. These are described below and, in certain cases, in the Prospectus. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain share purchases) and may be changed or discontinued at any time by a shareholder or the Fund.


  LETTER OF INTENT: If a shareholder (other than a group purchaser described below) anticipates purchasing $100,000 or more of Class A shares of the Fund alone or in combination with shares of Class B or Class C of the Fund or any of the classes of other MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or 36-month period in the case of purchases of $1 million or more), the shareholder may obtain Class A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent section of the Fund's Account Application or filing a separate Letter of Intent application (available from the Shareholder Servicing Agent) within 90 days of the commencement of purchases. Subject to acceptance by MFD and the conditions mentioned below, each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent application. The shareholder or his dealer must inform MFD that the Letter of Intent is in effect each time shares are purchased. The shareholder makes no commitment to purchase additional shares, but if his purchases within 13 months (or 36 months in the case of purchases of $1 million or more) plus the value of shares credited toward completion of the Letter of Intent do not total the sum specified, he will pay the increased amount of the sales charge as described below. Instructions for issuance of shares in the name of a person other than the person signing the Letter of Intent application must be accompanied by a written statement from the dealer stating that the shares were paid for by the person signing such Letter. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Dividends and distributions of other MFS Funds automatically reinvested in shares of the Fund pursuant to the Distribution Investment Program will also not apply toward completion of the Letter of Intent.


Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by the Shareholder Servicing Agent in the form of shares registered in the shareholder's name. All income dividends and capital gain distributions on escrowed shares will be paid to the shareholder or to his order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month or 36-month period, as applicable), the shareholder will be notified and the escrowed shares will be released.

If the intended investment is not completed, the Shareholder Servicing Agent will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by the Shareholder Servicing Agent. By completing and signing the Account Application or separate Letter of Intent application, the shareholder irrevocably appoints the Shareholder Servicing Agent his attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.

  INVEST BY MAIL: Additional investments of $50 or more may be made at any time by mailing a check payable to the Fund directly to the Shareholder Servicing Agent. The shareholder's account number and the name of his investment dealer must be included with each investment.

  GROUP PURCHASES: A bona fide group (and all its members) may be treated as a single purchaser and, under the Right of Accumulation (but not a Letter of Intent), obtain quantity sales charge discounts on the purchase of Class A shares if the group (1) gives its endorsement or authorization to the investment program so it may be used by the investment dealer to facilitate solicitation of the membership, thus effecting economies of sales effort; (2) has been in existence for at least six months and has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups; and (4) agrees to provide certification of membership of those members investing money in the MFS Funds upon the request of MFD.

  RIGHT OF ACCUMULATION: A shareholder qualifies for cumulative quantity discounts on the purchase of Class A shares when that shareholder's new investment, together with the current offering price value of all the holdings of all classes of shares of that shareholder in the MFS Funds or MFS Fixed Fund (a bank collective investment Fund) reaches a discount level (see "Purchases" in the Prospectus for the sales charges on quantity purchases). For example, if a shareholder owns shares valued at $75,000 and purchases an additional $25,000 of Class A shares of the Fund, the sales charge for the $25,000 purchase would be at the rate of 4% (the rate applicable to single transactions of $100,000). A shareholder must provide the Shareholder Servicing Agent (or his investment dealer must provide MFD) with information to verify that the quantity sales charge discount is applicable at the time the investment is made.

  DISTRIBUTION INVESTMENT PROGRAM: Distributions of dividends and capital gains made by the Fund with respect to a particular class of shares may be automatically invested in shares of the same class of one of the other MFS Funds, if shares of the fund are available for sale. Such investments will be subject to additional purchase minimums. Distributions will be invested at net asset value (exclusive of any sales charge) and will not be subject to a CDSC. Distributions will be invested at the close of business on the payable date for the distribution. A shareholder considering the Distribution Investment Program should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any investment.


  SYSTEMATIC WITHDRAWAL PLAN: A shareholder may direct the Shareholder Servicing Agent to send him (or anyone he designates) regular periodic payments based upon the value of his account. Each payment under a Systematic Withdrawal Plan (a "SWP") must be at least $100 (except in certain limited circumstances). The aggregate withdrawals of Class B shares in any year pursuant to a SWP generally are limited to 10% of the value of the account at the time of establishment of the SWP. Such payments are drawn from the proceeds of the redemption of shares held in the shareholder's account (which would be a return of principal and, if reflecting a gain, would be taxable). Redemptions of Class B shares will be made in the following order: (i) any "Free Amount"; (ii) to the extent necessary, any "Reinvested Shares"; (iii) to the extent necessary, the "Direct Purchase" subject to the lowest CDSC (as such terms are defined in "Contingent Deferred Sales Charge" in the Prospectus). The CDSC will be waived in the case of redemptions of Class B shares pursuant to a SWP, but will not be waived in the case of SWP redemptions of Class A shares. To the extent that redemptions for such periodic withdrawals exceed dividend income reinvested in the account, such redemptions will reduce and may eventually exhaust the number of shares in the shareholder's account. All dividend and capital gain distributions for an account with a SWP will be reinvested in full and fractional shares of the Fund at the net asset value in effect at the close of business on the record date for such distributions. To initiate this service, shares having an aggregate value of at least $5,000 either must be held on deposit by, or certificates for such shares must be deposited with, the Shareholder Servicing Agent. Maintaining a withdrawal plan concurrently with an investment program would be disadvantageous because of the sales charges included in share purchases in the case of Class A shares, and because of the assessment of the CDSC for certain share redemptions in the case of Class A shares. The shareholder may deposit into the account additional shares of the Fund, change the payee or change the dollar amount of each payment. The Shareholder Servicing Agent may charge the account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the liquidation of shares. No charge is currently assessed against the account, but one could be instituted by the Shareholder Servicing Agent on 60 days' notice in writing to the shareholder in the event that the Fund ceases to assume the cost of these services. The Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP) or an exchange of shares of the Fund for shares of another MFS Fund. Any such plan may also be terminated at any time by either the shareholder or the Fund.


  AUTOMATIC EXCHANGE PLAN: Shareholders having account balances of at least $5,000 in any MFS Fund may exchange their shares for the same class of shares of other MFS Funds (if available for sale) (and, in the case of Class C shares, for shares of MFS Money Market Fund) under the Automatic Exchange Plan, a dollar cost averaging program. The Automatic Exchange Plan provides for automatic exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder. Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to four different funds effective on the seventh day of each month or of every third month, depending whether monthly or quarterly exchanges are elected by the shareholder. If the seventh day of the month is not a business day, the transaction will be processed on the next business day. Generally, the initial exchange will occur after receipt and processing by the Shareholder Servicing Agent of an application in good order. Exchanges will continue to be made from a shareholder's account in any MFS Fund, as long as the balance of the account is sufficient to complete the exchanges. Additional payments made to a shareholder's account will extend the period that exchanges will continue to be made under the Automatic Exchange Plan. However, if additional payments are added to an account subject to the Automatic Exchange Plan shortly before a exchange is scheduled, such funds may not be available for exchange until the following month; therefore, care should be used to avoid inadvertently terminating the Automatic Exchange Plan through exhaustion of the account balance.

No transaction fee for exchanges will be charged in connection with the Automatic Exchange Plan. However, transfers of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. Changes in amounts to be exchanged to each fund, the funds to which exchanges are to be made and the timing of exchanges (monthly or quarterly), or termination of a shareholder's participation in the Automatic Exchange Plan will be made after instructions in writing or by telephone (a "Exchange Change Request") are received by the Shareholder Servicing Agent in proper form (i.e., if in writing -- signed by the record owner(s) exactly as shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record). Each Exchange Change Request (other than termination of participation in the program) must involve at least $50. Generally, if an Exchange Change Request is received before the close of business on the last business day of a month, the Exchange Change Request will be effective for the following month's exchange.

A shareholder's right to make additional investments in any of the MFS Funds, to make exchanges of shares from one MFS Fund to another and to withdraw from an MFS Fund, as well as a shareholder's other rights and privileges are not affected by a shareholder's participation in the Automatic Exchange Plan.

The Automatic Exchange Plan is part of the Exchange Privilege. For additional information regarding the Automatic Exchange Plan including the treatment of any CDSC, see "Exchange Privilege" below.

  REINSTATEMENT PRIVILEGE: Shareholders of the Fund and shareholders of the other MFS Funds (except MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund in the case where the shares are acquired through direct purchase or reinvested dividends) who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of the fund are available for sale) at net asset value (without a sales charge) and, if applicable, with credit for any CDSC paid. In the case of proceeds reinvested in shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund, the shareholder has the right to exchange the acquired shares for shares of the same class of another MFS Fund at net asset value pursuant to the exchange privilege described below. Such a reinvestment must be made within 90 days of the redemption and is limited to the amount of the redemption proceeds. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase in the case of Class B shares or within 12 months of the initial purchase of certain Class A shares, a CDSC will be imposed upon redemption. Although redemptions and repurchases of shares are taxable events, a reinvestment within such 90-day period in the same fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of any loss realized on the original redemption for federal income tax purposes. Please see your tax advisor for further information.

EXCHANGE PRIVILEGE -- Subject to the requirements set forth below, some or all of the shares for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds (if available for sale) at net asset value. In addition, Class C shares may be exchanged for shares of MFS Money Market Fund at net asset value. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent.

Each Exchange Request must be in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record), and each exchange must involve either shares having an aggregate value of at least $1,000 or all the shares in the account (except that the minimum is $50 for accounts of retirement plan participants whose sponsoring organizations subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by the Shareholder Servicing Agent) or all the shares in the account. Each exchange involves the redemption of shares of the Fund to be exchanged and the purchase at net asset value (i.e., without a sales charge) of shares of the same class of the other MFS Fund. Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's federal income tax return, unless both the shares received and the shares surrendered in the exchange are held in a tax-deferred retirement plan or other tax-exempt account. No more than five exchanges may be made in any one Exchange Request by telephone. If the Exchange Request is received by the Shareholder Servicing Agent prior to the close of regular trading on the Exchange, the exchange usually will occur on that day if all the requirements set forth above have been complied with at that time. However, payment of the redemption proceeds by the Fund, and thus the purchase of shares of the other MFS Fund, may be delayed for up to seven days if the Fund determines that such a delay would be in the best interest of all its shareholders. Investment dealers which have satisfied criteria established by MFD may also communicate a shareholder's Exchange Request to MFD by facsimile subject to the requirements set forth above.

No CDSC is imposed on exchanges among the MFS Funds, although liability for the CDSC is carried forward to the exchanged shares. For purposes of calculating the CDSC upon redemption of shares acquired in an exchange, the purchase of shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares. Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's federal income tax return, unless such shares were held in a tax-deferred retirement plan.

Additional information with respect to any of the MFS Funds, including a copy of its current prospectus, may be obtained from investment dealers or the Shareholder Servicing Agent. A shareholder considering an exchange should obtain and read the prospectus of the other MFS Fund and consider the differences in objectives and policies before making any exchange. Shareholders of the other MFS Funds (except shares of MFS Money Market Fund and MFS Government Money Market Fund acquired through direct purchase and dividends reinvested prior to June 1, 1992) have the right to exchange their shares for shares of the Fund, subject to the conditions, if any, set forth in their respective prospectuses. In addition, unitholders of the MFS Fixed Fund (a bank collective investment Fund) have the right to exchange their units (except units acquired through direct purchases) for shares of the Fund, subject to the conditions, if any, imposed upon such unitholders by the MFS Fixed Fund.

Any state income tax advantages for investment in shares of each state-specific series of MFS Municipal Series Trust may only benefit residents of such states. Investors should consult with their own tax advisers to be sure this is an appropriate investment, based on their residency and each state's income tax laws.

The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations, including certain restrictions on purchases by market timer accounts (see "Purchases" in the Prospectus).

TAX-DEFERRED RETIREMENT PLANS -- Except as noted below, shares of the Fund may be purchased by all types of tax-deferred retirement plans. MFD makes available through investment dealers plans and/or custody agreements for the following:

    Individual Retirement Accounts (IRAs) (for individuals and their non-employed spouses who desire to make limited contributions to a tax-deferred retirement program and, if eligible, to receive a federal income tax deduction for amounts contributed);

    Simplified Employee Pension (SEP-IRA) Plans;


    Retirement Plans Qualified under Section 401(k) of the Internal Revenue Code of 1986, as amended;


    403(b) Plans (deferred compensation arrangements for employees of public school systems and certain non-profit organizations); and

    Certain other qualified pension and profit-sharing plans.

The plan documents provided by MFD designate a trustee or custodian (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. Each plan provides that dividends and distributions will be reinvested automatically. For further details with respect to any plan, including fees charged by the trustee, custodian or MFD, tax consequences and redemption information, see the specific documents for that plan. Plan documents other than those provided by MFD may be used to establish any of the plans described above. Third party administrative services, available for some corporate plans, may limit or delay the processing of transactions.

An investor should consult with his tax adviser before establishing any of the tax-deferred retirement plans described above.

Class C shares are not currently available for purchase by any retirement plan qualified under section 401(a) or 403(b) of the Code if the retirement plan and/or the sponsoring organization subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(a) or 403(b) recordkeeping program made available by the Shareholder Servicing Agent.

6.  TAX STATUS
The Fund has elected to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code, by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions, and the composition and holding period of the Fund's portfolio assets. Because the Fund intends to distribute all of its net investment income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Fund will be required to pay any federal income or excise taxes, although the Fund's foreign-source income may be subject to foreign withholding taxes. If the Fund should fail to qualify as a "regulated investment company" in any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to shareholders.


As long as it qualifies as a regulated investment company under the Code, the Fund will not be required to pay Massachusetts income or excise taxes.

Shareholders of the Fund normally will have to pay federal income taxes, and any state or local taxes, on the dividends and capital gain distributions they receive from the Fund. Dividends from ordinary income (including certain foreign currency gains) and any distributions from net short-term capital gains (whether received in cash or reinvested in additional shares) are taxable to shareholders as ordinary income for federal income tax purposes. A portion of the Fund's ordinary income dividends (but none of the capital gains) is normally eligible for the dividends received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments. Distributions from net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether received in cash or invested in additional shares, are taxable to the Fund's shareholders as long-term capital gains for federal income tax purposes regardless of how long the shareholders have owned shares in the Fund. Fund dividends declared in October, November or December that are payable to shareholders of record in such month, and that are paid the following January will be taxable to shareholders as if received on December 31 of the year in which they are declared.


Any dividend or distribution will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the dividend or distribution. Shareholders purchasing shares shortly before the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.


In general, any gain or loss realized upon a taxable disposition of shares of the Fund by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than 12 months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales. Gain may be increased (or loss reduced) upon a redemption of Class A shares of the Fund within ninety days after their purchase followed by any purchase without payment of an additional sales charge of Class A shares (including purchases by exchanges or by reinvestment) of the Fund or of another MFS Fund (or any other shares of an MFS Fund generally sold subject to a sales charge).

The Fund's current dividend and accounting policies will affect the amount, timing, and character of distributions to shareholders, and may, under certain circumstances, make an economic return of capital taxable to shareholders. The Fund's investment in zero coupon securities and certain securities purchased at a market discount will cause it to realize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

The Fund's transactions in options, Futures Contracts and Forward Contracts will be subject to special tax rules that may affect the amount, timing and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on such day, and any gain or loss associated with such positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The Fund will limit its activities in options, Futures Contracts, Forward Contracts, and swaps and related transactions to the extent necessary to meet the requirements of Subchapter M of the Code.

Special tax considerations apply with respect to foreign investments of the Fund. Foreign exchange gains and losses realized by the Fund will generally be treated as ordinary income or losses. The holding of foreign currencies and foreign currency options for nonhedging purposes and investment by the Fund in certain "passive foreign investment companies" may be limited in order to avoid taxes on the Fund.

Investment income received by the Fund from foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates of tax where available. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known.

If the Fund holds more than 50% of its assets in foreign securities at the close of its taxable year, the Fund may elect to "pass through" to the Fund's shareholders foreign income taxes paid. If the Fund so elects, shareholders will be required to treat their pro-rata portion of the foreign income taxes paid by the Fund as part of the amounts distributed to them by the Fund and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would be able (subject to such limitations) to claim a credit but not a deduction. No deduction for such amounts will be permitted to individuals in computing their alternative minimum tax liability. If the Fund does not qualify or elect to "pass through" foreign income taxes to the Fund's shareholders, shareholders will not be able to claim any deduction or credit for any part of the foreign taxes paid by the Fund.

Dividends and certain other payments to persons who are not citizens or residents of the United States or U.S. enities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at a rate of 30%. The Fund intends to withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments made to Non-U.S. Persons that are subject to such withholding, regardless of whether a lower treaty rate may be permitted. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims. Distributions received from the Fund by Non-U.S. Persons may also be subject to tax under the laws of their own jurisdiction. The Fund is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a non-U.S. person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding.

Distributions of the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not from capital gains realized upon the disposition of such obligations) may be exempt from state and local taxes in certain states. The Fund intends to advise shareholders of the extent, if any, to which its distributions consist of such interest. Shareholders are urged to consult their tax advisers regarding the possible exclusion of such portion of their dividends for state and local income tax purposes as well as regarding the tax consequences of an investment in the Fund.

7.  DETERMINATION OF NET ASSET VALUE AND
    PERFORMANCE
NET ASSET VALUE: The net asset value per share of each class of the Fund is determined each day during which the Exchange is open for trading. (As of the date of this SAI, such Exchange is open for trading every weekday except for the following holidays or the days on which they are observed: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.) This determination is made once each day as of the close of regular trading on such Exchange by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of shares of the class outstanding.

Equity securities in the Fund's portfolio are valued at the last sale price on the exchange on which they are primarily traded or on the NASDAQ system for unlisted national market issues, or at the last quoted bid price for securities in which there were no sales during the day or for unlisted securities not reported on the NASDAQ system. Bonds and other fixed income securities (other than short-term obligations) of U.S. issuers in the Fund's portfolio are valued on the basis of valuations furnished by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect the fair value of such securities. Forward Contracts will be valued using a pricing model taking into consideration market data from an external pricing source. Use of the pricing services has been approved by the Board of Trustees. All other securities, futures contracts and options in the Fund's portfolio (other than short-term obligations) for which the principal market is one or more securities or commodities exchanges (whether domestic or foreign) will be valued at the last reported sale price or at the settlement price prior to the determination (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities, futures contracts or options are traded; but if a securities exchange is not the principal market for securities, such securities will, if market quotations are readily available, be valued at current bid prices, unless such securities are reported on the NASDAQ system, in which case they are valued at the last sale price or, if no sales occurred during the day, at the last quoted bid price. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer supplied valuations. Other short-term obligations in the Fund's portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Portfolio investments for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.


Generally, trading in foreign securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the close of regular trading on the Exchange which will not be reflected in the computation of the Fund's net asset value unless the Trustees deem that such event would materially affect the net asset value in which case an adjustment would be made.


All investments and assets are expressed in U.S. dollars based upon current currency exchange rates. A share's net asset value is effective for orders received by the dealer prior to its calculation and received by MFD in its capacity as the Fund's distributor, or its agent, the Shareholder Servicing Agent, prior to the close of that business day.

TOTAL RATE OF RETURN: The Fund will calculate its total rate of return for each class of shares for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made with all distributions reinvested and reflecting the CDSC or the maximum public offering price) to reach the value of that investment at the end of the periods. The Fund may also calculate (i) a total rate of return, which is not reduced by the CDSC (4% maximum for Class B shares) and therefore may result in a higher rate of return, (ii) a total rate of return assuming an initial account value of $1,000, which will result in a higher rate of return with respect to Class A shares since the value of the initial account will not be reduced by the sales charge (4.75% maximum for Class A Shares) and/or (iii) total rates of return which represent aggregate performance over a period or year-by-year performance, and which may or may not reflect the effect of the maximum or other sales charge or CDSC. The Fund's average annual total rate of return for Class A shares reflecting the initial investment at the public offering price for the one-year and five-year periods ended October 31, 1995 and for the period from September 4, 1990 (the commencement of investment operations) to October 31, 1995 was 5.36%, 10.91% and 10.70%, respectively. The Fund's average annual total rate of return for Class A shares, not giving effect to the sales charge on the initial investment, for the same periods was 10.64%, 12.00% and 11.74%, respectively. The Fund's average total rate of return for Class B shares, reflecting the CDSC for the one-year period ended October 31, 1995 and for the period September 7, 1993 (commencement of offering of this class of shares) to October 31, 1995 was 5.75% and 6.62%, respectively. The Fund's average annual total rate of return for Class B shares, not giving effect to the CDSC, for the same periods was 9.75% and 7.91%. The Fund's average total rate of return for Class C shares for the one-year period ended October 31, 1995 and for the period from January 3, 1994 (commencement of offering of this class of shares) to October 31, 1995 was 9.84% and 5.19%, respectively. The total rates of return presented above may not be indicative of future performance.

PERFORMANCE RESULTS: The performance results for Class A shares below, based on an assumed initial investment of $10,000, cover the period from September 4, 1990 through December 31, 1995. It has been assumed that dividends and capital gains were reinvested in additional shares. These performance results, as well as any total rate of return quotation provided by the Fund, should not be considered as representative of the performance of the Fund in the future since the net asset value and public offering price of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in the Fund's portfolio, but also on changes in the current value of such securities and on changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate total rates of return should be considered when comparing the total rate of return of the Fund to total rates of return published for other investment companies or other investment vehicles. Total rate of return reflects the performance of both principal and income. The current net asset value and account balance information may be obtained by calling 1-800-MFS-TALK (637-8255).

                                MFS WORLD TOTAL RETURN FUND
    ----------------------------------------------------------------------------
                                   VALUE OF CLASS A SHARES
    ----------------------------------------------------------------------------
                                      CAP. GAIN       DIVIDEND
                     DIRECT           REINVEST-       REINVEST-         TOTAL
      DATE         INVESTMENT           MENT            MENT            VALUE
     ------          -------           ------           -----            --
    12/31/90         $ 9,764           $    0          $  106          $ 9,870
    12/31/91          11,244              203             487           11,934
    12/31/92          10,986              527           1,021           12,534
    12/31/93          12,421              851           1,957           15,229
    12/31/94          11,412            1,214           2,136           14,762
    12/31/95          13,105            1,402           3,251           17,758


*The Fund commenced investment operations on September 4, 1990.

EXPLANATORY NOTES: The results assume that the initial $10,000 investment on September 4, 1990 has been reduced by the current maximum applicable sales charge of 4.75%. No adjustment has been made for any income taxes payable by shareholders.


YIELD: Any yield quotation of a class of shares of the Fund will be based on the annualized net investment income per share of that class over a 30-day period. The yield is calculated by dividing the net investment income per share allocated to a particular class of the Fund earned during the period by the maximum public offering price per share of such class on the last day of that period. The resulting figure is then annualized. Net investment income per share of a class is determined by dividing (i) the dividends and interest earned by the Fund allocated to the class during the period, minus accrued expenses of such class for the period, by (ii) the average number of shares of such class entitled to receive dividends during the period multiplied by the maximum public offering price per share of such class on the last day of the period. The Fund's yield calculations for Class A shares assume a maximum sales charge of 4.75%. The Fund's yield calculation for Class B shares assumes no CDSC is paid. The yield calculation for Class A, Class B and Class C shares for the 30-day period ended October 31, 1995 was 1.98%, 1.37% and 1.44%, respectively.

CURRENT DISTRIBUTION RATE: Yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts which were or will be paid to the Fund's shareholders. Amounts paid to shareholders of each class are reflected in the quoted "current distribution rate" for that class. The current distribution rate for a class computed by dividing the total amount of dividends per share paid by the Fund to shareholders of that class during the past 12 months by the maximum public offering price of that class at the end of such period. Under certain circumstances, such as when there has been a change in the amount of dividend payout, or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid over the period such policies were in effect, rather than using the dividends paid during the past 12 months. The current distribution rate differs from the yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income for option writing, short-term capital gains and return of invested capital, and is calculated over a different period of time. The Fund's current distribution rate calculation for Class A shares assumes a maximum sales charge of 4.75%. The Fund's current distribution rate calculation for Class B shares assumes no CDSC is paid. The current distribution rate for Class A, Class B and Class C shares of the Fund for the 12-month period ended on October 31, 1995 was 1.03%, 0.38% and 0.38%, respectively.

GENERAL: From time to time each Fund may, as appropriate, quote Fund rankings or reprint all or a portion of evaluations of fund performance and operations appearing in various independent publications, including but not limited to the following: Money, Fortune, U.S. News and World Report, Kiplinger's Personal Finance, The Wall Street Journal, Barron's, Investors Business Daily, Newsweek, Financial World, Financial Planning, Investment Advisor, USA Today, Pensions and Investments, SmartMoney, Forbes, Global Finance, Registered Representative, Institutional Investor, the Investment Company Institute, Johnson's Charts, Morningstar, Lipper Analytical Services, Inc., CDA Wiesenberger, Shearson Lehman and Salomon Bros. Indices, Ibbotson, Business Week, Lowry Associates, Media General, Investment Company Data, The New York Times, Your Money, Strangers Investment Advisor, Financial Planning on Wall Street, Standard and Poor's, Individual Investor, The 100 Best Mutual Funds You Can Buy, by Gordon K. Williamson, Consumer Price Index, and Sanford C. Bernstein & Co. Fund performance may also be compared to the performance of other mutual funds tracked by financial or business publications or periodicals.

From time to time, the Fund may discuss or quote its current portfolio manager as well as other investment personnel, including such persons' views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the Fund; the Fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks.


The Fund may also quote evaluations mentioned in independent radio or television broadcasts.

From time to time the Fund may use charts and graphs to illustrate the past performance of various indices such as those mentioned above and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral.

The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals.

MFS FIRSTS: MFS has a long history of innovations.

       -- 1924 -- Massachusetts Investors Trust is established as the first open-end mutual fund in America.

       -- 1924 -- Massachusetts Investors Trust is the first mutual fund to make full public disclosure of its operations in shareholder reports.

       -- 1932 -- One of the first internal research departments is established to provide in-house analytical capability for an investment management firm.

       -- 1933 -- Massachusetts Investors Trust is the first mutual fund to register under the Securities Act of 1933 ("Truth in Securities Act" or "Full Disclosure Act").


       -- 1936 -- Massachusetts Investors Trust is the first mutual fund to allow shareholders to take capital gain distributions either in additional shares or in cash.


       -- 1976 -- MFS(R) Municipal Bond Fund is among the first municipal bond funds established.

       -- 1979 -- Spectrum becomes the first combination fixed/ variable annuity with no initial sales charge.

       -- 1981 -- MFS(R) World Governments Fund is established as America's first globally diversified fixed-income mutual fund.


       -- 1984 -- MFS(R) Municipal High Income Fund is the first open-end mutual fund to seek high tax-free income from lower-rated municipal securities.


       -- 1986 -- MFS(R) Managed Sectors Fund becomes the first mutual fund to target and shift investments among industry sectors for shareholders.

       -- 1986 -- MFS(R) Municipal Income Trust is the first closed-end, high-yield municipal bond fund traded on the New York Stock Exchange.

       -- 1987 -- MFS(R) Multimarket Income Trust is the first closed-end, multimarket high income fund listed on the New York Stock Exchange.

       -- 1989 -- MFS Regatta becomes America's first non-qualified market-value-adjusted fixed-variable annuity.

       -- 1990 -- MFS(R) World Total Return Fund is the first global balanced fund.

       -- 1993 -- MFS(R) World Growth Fund is the first global emerging markets fund to offer the expertise of two sub-advisers.


       -- 1993 -- MFS becomes money manager of MFS(R) Union Standard Trust, the first trust to invest in companies deemed to be union- friendly by an Advisory Board of senior labor officials, senior managers of companies with significant labor contracts, academics and other national labor leaders or experts.

8.  DISTRIBUTION PLANS
The Trustees have adopted a Distribution Plan for each of Class A, Class B and Class C shares (the "Distribution Plans") pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that each Distribution Plan would benefit the Fund and the respective class of shareholders. The Distribution Plans are designed to promote sales, thereby increasing the net assets of the Fund. Such an increase may reduce the expense ratio to the extent the Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effects that could result were the Fund required to liquidate portfolio securities to meet redemptions. There is, however, no assurance that the net assets of the Fund will increase or that the other benefits referred to above will be realized.

The Distribution Plans are described in the Prospectus under the caption "Distribution Plans," which is incorporated herein by reference. The following information supplements this Prospectus discussion.

SERVICE FEES: With respect to the Class A Distribution Plan, no service fees will be paid: (i) to any dealer who is the holder or dealer of record for investors who own Class A shares having an aggregate net asset value less than $750,000, or such other amount as may be determined from time to time by MFD (MFD, however, may waive this minimum amount requirement from time to time); or (ii) to any insurance company which has entered into an agreement with the Fund and MFD that permits such insurance company to purchase Class A shares from the Fund at their net asset value in connection with annuity agreements issued in connection with the insurance company's separate accounts. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.

With respect to the Class B Distribution Plan, except in the case of the first year service fee, no service fees will be paid to any securities dealer who is the holder or dealer of record for investors who own Class B shares having an aggregate net asset value of less than $750,000 or such other amount as may be determined by MFD from time to time. MFD, however, may waive this minimum amount requirement from time to time. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.

MFD or its affiliates shall be entitled to receive any service fee payable under any Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates for shareholder accounts.

DISTRIBUTION FEES: The purpose of distribution payments to MFD under the Distribution Plans is to compensate MFD for its distribution services to the Fund. MFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution-related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment.

DISTRIBUTION AND SERVICE FEES PAID DURING THE FUND'S LAST FISCAL YEAR:During the fiscal year ended October 31, 1995, the Fund paid the following Distribution Plan expenses:

                                    AMOUNT OF      AMOUNT OF      AMOUNT OF
                                  DISTRIBUTION   DISTRIBUTION   DISTRIBUTION
                                   AND SERVICE    AND SERVICE    AND SERVICE
                                    FEES PAID    FEES RETAINED  FEES RECEIVED
DISTRIBUTION PLANS                   BY FUND        BY MFD       BY DEALERS
------------------                   -------     -------------  -------------
Class A Distribution Plan          $  362,335     $  139,506     $  222,829
Class B Distribution Plan          $  522,400     $  397,359     $  125,041
Class C Distribution Plan          $  104,630     $    6,814     $   97,816

GENERAL: Each of the Distribution Plans will remain in effect until August 1, 1996, and will continue in effect thereafter only if such continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Trustees who are not "interested persons" or financially interested parties to such Plan ("Distribution Plan Qualified Trustees"). Each of the Distribution Plans also requires that the Fund and MFD each shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. Each of the Distribution Plans may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions"). All agreements relating to any of the Distribution Plans entered into between the Fund or MFD and other organizations must be approved by the Board of Trustees, including a majority of the Distribution Plan Qualified Trustees. Agreements under any of the Distribution Plans must be in writing, will be terminated automatically if assigned, and may be terminated at any time without payment of any penalty, by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares. None of the Distribution Plans may be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions") or may be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees. The selection and nomination of Distribution Plan Qualified Trustees shall be committed to the discretion of the non-interested Trustees then in office. No Trustee who is not an "interested person" has any financial interest in any of the Distribution Plans or in any related agreement.

9.  DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of one or more separate series and to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series. The Trustees have currently authorized shares of the Fund and two other series. The Declaration of Trust further authorizes the Trustees to classify or reclassify any series of shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of three classes of shares of each of the Trust's three series, Class A, Class B and Class C shares. Each share of a class of the Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon liquidation of the Fund, shareholders of each class of the Fund are entitled to share pro rata in the net assets allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue additional series or classes of shares, in which case the shares of each series or class would participate equally in the earnings, dividends and assets of the particular series or class.

Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have the right to remove one or more Trustees. No material amendment may be made to the Declaration of Trust without the affirmative vote of a majority of its outstanding shares of the Trust (as defined in "Investment Restrictions"). The Trust may enter into a merger or consolidation, or sell all or substantially all of its assets (or all or substantially all of the assets belonging to any series of the Trust), if approved by the vote of the holders of two-thirds of the Trust's outstanding shares voting as a single class, or of the affected series of the Trust, as the case may be, except that if the Trustees of the Trust recommend such merger, consolidation or sale, the approval by vote of the holders of a majority of the Trust's or the affected series' outstanding shares (as defined in "Investment Restrictions") will be sufficient. The Trust or any series of the Trust may also be terminated (i) upon liquidation and distribution of its assets, if approved by the vote of the holders of two-thirds of its outstanding shares, or (ii) by the Trustees by written notice to the shareholders of the Trust or the affected series. If not so terminated the Trust will continue indefinitely.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust and its shareholders and the Trustees, officers, employees and agents of the Trust covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.


The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of his willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.


10.  INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS
Ernst & Young LLP are the Fund's independent auditors, providing audit services, tax services, and assistance and consultation with respect to the preparation of filings with the SEC.

The Portfolio of Investments at October 31, 1995, the Statement of Assets and Liabilities at October 31, 1995, the Statement of Operations for the year ended October 31, 1995, the Statement of Changes in Net Assets for each of the two years in the period ended October 31, 1995, the Notes to Financial Statements and the Independent Auditors' Report, each of which is included in the Annual Report to Shareholders of the Fund, are incorporated by reference into this SAI in reliance upon the report of Ernst & Young LLP, independent auditors, given upon their authority as experts in accounting and auditing. A copy of the Annual Report accompanies this SAI.

                                                                    APPENDIX A

                           TRUSTEE COMPENSATION TABLE
                                                                       RETIREMENT BENEFIT      ESTIMATED       TOTAL TRUSTEE FEES
                                                       TRUSTEE FEES    ACCRUED AS PART OF    CREDITED YEARS      FROM FUND AND
    TRUSTEE                                            FROM FUND(1)     FUND EXPENSE(1)      OF SERVICE(2)      FUND COMPLEX(3)
----------------------------------------------------------------------------------------------------------------------------------
Richard B. Bailey ..................................      $3,725             $  350                 8               $263,815
A. Keith Brodkin ...................................           0                  0               N)A                      0
Marshall N. Cohan ..................................       4,175                440                 8                148,624
Dr. Lawrence Cohn ..................................       3,725              1,195                22                135,874
Sir J. David Gibbons ...............................       3,725                372                 8                135,874
Abby M. O'Neill ....................................       3,500                327                 9                129,499
Walter E. Robb, III ................................       4,175                440                 8                148,624
Arnold D. Scott ....................................           0                  0               N)A                      0
Jeffrey L. Shames ..................................           0                  0               N)A                      0
J. Dale Sherratt ...................................       4,175              1,285                24                148,624
Ward Smith .........................................       4,175                440                12                148,624

(1) For fiscal year ended October 31, 1995.
(2) Based on normal retirement age of 72.
(3) For calendar year 1995. All Trustees receiving compensation served as Trustees of 36 funds within the MFS fund complex
    (having aggregate net assets at December 31, 1995, of approximately $12.5 billion) except Mr. Bailey, who served as
    Trustee of 73 funds within the MFS fund complex (having aggregate net assets at December 31, 1995, of approximately $31.7 billion).

         ESTIMATED ANNUAL BENEFITS PAYABLE BY FUND UPON RETIREMENT(4)

                                                                                       YEARS OF SERVICE
                                                            -----------------------------------------------------------------------
                    AVERAGE TRUSTEE FEES                            3                 5                 7            10 OR MORE
-----------------------------------------------------------------------------------------------------------------------------------
                           $3,150                                  $473             $  760            $1,103           $1,575
                            3,440                                   516                860             1,204            1,720
                            3,730                                   560                933             1,306            1,865
                            4,020                                   603              1,005             1,407            2,010
                            4,310                                   647              1,078             1,509            2,155
                            4,600                                   690              1,150             1,610            2,300

(4) Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.

                                                                    APPENDIX B
                         DESCRIPTION OF BOND RATINGS
The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of various bonds. IT SHOULD BE EMPHASIZED, HOWEVER, THAT RATINGS ARE NOT ABSOLUTE STANDARDS OF QUALITY. CONSEQUENTLY, BONDS WITH THE SAME MATURITY, COUPON AND RATING MAY HAVE DIFFERENT YIELDS WHILE BONDS OF THE SAME MATURITY AND COUPON WITH DIFFERENT RATINGS MAY HAVE THE SAME YIELD.

                       MOODY'S INVESTORS SERVICE, INC.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of over attaining any real investment standing.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

    1.  An application for rating was not received or accepted.

    2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

    3.  There is a lack of essential data pertaining to the issue or issuer.

    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

                       STANDARD & POOR'S RATINGS GROUP

AAA: Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated "A" has a very strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC, AND C: Debt rated "BB", "B", "CCC", "CC", and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

BB: Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

B: Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

CCC: The rating "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

CC: The rating "CC" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" rating.

C: The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI: The rating"CI" is reserved for income bonds on which no interest is being paid.

D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

                        FITCH INVESTORS SERVICE, INC.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal which is unlikely to be affected by reasonably foreseeable events.


AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-l +".

A: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C:  Bonds are in imminent default in payment of interest or principal.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR:  Indicates that Fitch does not rate the specific issue.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

SUSPENDED: A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced and at Fitch's discretion when an issuer fails to furnish proper and timely information.

FITCHALERT: Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for potential downgrade, or "Evolving", where ratings may be lowered, FitchAlert is relatively short-term, and should be resolved within 12 months.

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116
(617) 954-5000

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000

CUSTODIAN AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
500 Boylston Street, Boston, MA 02116
Toll free: (800) 225-2606
Mailing Address:
P.O. Box 2281, Boston, MA 02107-9906

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street, Boston, MA 02116



MFS(R)
WORLD TOTAL
RETURN FUND

500 BOYLSTON STREET
BOSTON, MA 02116

[LOGO]
THE FIRST NAME IN MUTUAL FUNDS

                                                   MWT-13-3/96/500  24/224/324

                         MFS WORLD TOTAL RETURN FUND
                       (A SERIES OF MFS SERIES TRUST VI)

             500 BOYLSTON STREET o BOSTON o MASSACHUSETTS 02116-3741
                                 617 o 954-5000








                                                              December 22, 1995



VIA EDGAR

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, DC  20549

         Re:    MFS Series Trust VI (File No. 811-6102), on Behalf of
                    MFS World Total Return Fund
                -----------------------------------------------------

Ladies and Gentlemen:

     Pursuant to the requirements of Section 30(b) of the Investment Company Act of 1940 and Rule 30b2-1 thereunder, we hereby file a copy of the Annual
Report to Shareholders dated October 31, 1995 of MFS World Total Return Fund.

                                                   Very truly yours,

                                                   LORRAINE K. GRIP

                                                   Lorraine K. Grip
                                                   Senior Production Editor

MFS LOGO                                                      Annual Report for
                                                                     Year Ended
                                                               October 31, 1995


MFS [Registration Mark] World Total Return Fund


Front Cover
A picture of airplanes.

MFS [Registration Mark] World Total Return Fund

TRUSTEES

A. Keith Brodkin* - Chairman and President

Richard B. Bailey* - Private Investor; Former Chairman and Director (until
1991), Massachusetts Financial Services Company; Director, Cambridge Bancorp; Director, Cambridge Trust Company

Marshall N. Cohan - Private Investor

Lawrence H. Cohn, M.D. - Chief of Cardiac Surgery, Brigham and Women's Hospital; Professor of Surgery, Harvard Medical School

The Hon. Sir J. David Gibbons, KBE - Chief Executive Officer, Edmund Gibbons Ltd.; Chairman, Bank of N.T. Butterfield & Son Ltd.

Abby M. O'Neill - Private Investor; Director, Rockefeller Financial Services, Inc. (investment adviser)

Walter E. Robb, III - President and Treasurer, Benchmark Advisers, Inc. (corporate financial consultants); President, Benchmark Consulting Group, Inc. (office services); Trustee, Landmark Funds (mutual funds)

Arnold D. Scott* - Senior Executive Vice President, Director and Secretary, Massachusetts Financial Services Company

Jeffrey L. Shames* - President and Director, Massachusetts Financial Services Company

J. Dale Sherratt - President, Insight Resources, Inc. (acquisition planning specialists)

Ward Smith - Former Chairman (until 1994), NACCO Industries; Director, Sundstrand Corporation

INVESTMENT ADVISER

Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741

DISTRIBUTOR

MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

PORTFOLIO MANAGER
Frederick J. Simmons*

TREASURER
W. Thomas London*

ASSISTANT TREASURER
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

CUSTODIAN
State Street Bank and Trust Company

AUDITORS
Ernst & Young LLP

INVESTOR INFORMATION

For MFS stock and bond market outlooks, call toll free: 1-800-637-4458 anytime from a touch-tone telephone.

For information on MFS mutual funds, call your financial adviser or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).

INVESTOR SERVICE

MFS Service Center, Inc.
P.O. Box 2281
Boston, MA 02107-9906

For general information, call toll free: 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

For service to speech- or hearing-impaired, call toll free: 1-800-637-6576 any business day from 9 a.m. to 5 p.m. Eastern time. (To use this service, your phone must be equipped with a Telecommunications Device for the Deaf.)


For share prices, account balances and exchanges, call toll free:
1-800-MFS-TALK (1-800-637-8255) anytime from a touch-tone telephone.


                               TOP-RATED SERVICE

For the second year in a row, MFS earned a #1 ranking in DALBAR, Inc.'s Broker/Dealer Survey, Main Office Operations Service Quality category. The firm achieved a 3.49 overall score -- on a scale of 1 to 4 -- in the 1995 survey. A total of 71 firms responded, offering input on the quality of service they receive from 36 mutual fund companies nationwide. The survey contained questions about service quality in 17 categories, including "knowledge of phone service contacts," "accuracy of transaction processing," and "overall ease of doing business with the firm."

*Affiliated with the Investment Adviser

LETTER TO SHAREHOLDERS

Dear Shareholders:

Declining interest rates and favorable inflation outlooks helped create opportunities in both fixed-income and equity markets around the world during the past 12 months, although the global economic situation presented a mixed picture. For the year ended October 31, 1995, Class A shares of the Fund provided a total return of +10.63%, Class B shares +9.75% and Class C shares +9.84%. These returns include the reinvestment of distributions but exclude the effects of any sales charges. A discussion of the Fund's performance as well as our outlook for the coming fiscal year can be found in the Portfolio Performance and Strategy section of this letter.

U.S. Outlook

Moderate, but sustainable, growth appears to be the hallmark of the economic expansion's fifth year. While initial estimates showed the U.S. economy growing at an annual rate of 4.2% in the third quarter, this surprisingly strong growth was mainly driven by a pickup in consumer spending and an increase in business and government outlays. Although impressive, this growth rate is not expected to continue in coming months. Recent retail sales have been disappointing, in part because of rising levels of consumer debt. An extended period of lower mortgage rates seems to have relieved much of the pent-up demand for housing. Growth is not expected to get much help from the manufacturing sector, either, as order flows from manufacturers have moderated. Export activity, meanwhile, is also expected to remain modest as continued weakness abroad has limited demand for many U.S. goods. However, the Federal Reserve Board's consistent and, so far, successful efforts to fight inflation seem to be giving consumers and businesses enough longer term confidence to help maintain modest growth in real (adjusted for inflation) gross domestic product into 1996.

Global Outlook

As in the United States, a pattern of slow to moderate growth along with low and controlled inflation remains a dominant theme in major industrialized countries. While the recent recovery of the dollar against the yen and the mark has added some strength to the economies of Europe and Japan, the outlook is for sluggish economic growth, in the near term at least. And although central banks in Europe and Japan have lowered interest rates in an attempt to stimulate domestic demand, many industrial companies in these countries are still struggling to compete in a global marketplace in which the prices of their products are less competitively priced. On the positive side, this does mean little to no inflationary pressure in these countries, and we believe that this, combined with further reductions in interest rates, could help provide a foundation for stronger economic growth in the long run.

U.S. Bond Market


Given the unexpected strength of the economy in the third quarter, prospects for further decreases in short-term interest rates by the Federal Reserve seem uncertain in the near term. Long-term rates, meanwhile, have moved noticeably downward in recent months in anticipation of more modest fourth-quarter growth with continued low inflation. While there have been some increases in commodity prices, companies have found it difficult to pass these on at the consumer level as they continue to fight for market share. Additionally, unit labor costs remain under control and seem to be growing at a pace that is near or below the ongoing inflation rate. Thus, with long-term government bonds yielding over 6% in an environment of 2% to 3% inflation, real rates of return in the fixed-income markets remain relatively attractive.

Stock Markets


After some volatility late in the third quarter, the U.S. stock market appears to have stabilized. Although many companies reported solid third-quarter results, there was some weakness in the earnings of retail, financial services and even some technology companies. However, a slowdown in earnings may be a positive development if it is an indication that the economy is not overheating and that inflation - an enemy of long-term equity valuations - is under control. While we see a deceleration of corporate earnings as the inevitable consequence of traditional business cycles, we remain encouraged by the high absolute level of profitability among U.S. companies. Also, many companies' increasing emphasis on cost containment and growing use of technology have helped keep them highly competitive and reasonably profitable. Looking ahead, we believe that a stabilizing interest rate environment, coupled with reasonable earnings reports, could justify current market valuations.

     Meanwhile, according to Datastream, an independent financial database service, the performance of the European markets (in local currencies) varied widely, with Switzerland gaining 22%, Sweden up 19%, and the United Kingdom ahead 18%. At the same time, Germany was ahead just 2%, while France was down 2% and the Italian stock market fell 7%. In general, the markets of the Pacific Rim showed improved performance during the second half, but not enough to offset weak first-half returns. Japan finished the yea r down 10%, while Singapore, Malaysia, Thailand and Korea showed losses ranging from 8% to 14%.

     When measured in U.S. dollars, currency movements had a noticeable impact on international stock market returns during the past 12 months. The U.S. dollar fell 7% versus the mark, 10% against the Swiss franc and 2% against the Australian dollar, thereby aiding U.S. dollar-based returns. Conversely, the U.S. dollar strengthened 5% against the yen, with a 22% gain against the yen in the second half alone.

Portfolio Performance and Strategy

Although the Fund's return underperformed that of a benchmark made up of 60% of the Morgan Stanley Capital International World Index (the MSCI) and 40% of the J.P. Morgan Global Government Bond Index, its performance during the 12 months ended October 31, 1995 compared favorably with similar funds. The +10.63% total return of the Fund's Class A shares compared to an average +9.27% return for the Lipper global flexible fund category as determined by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance.

     Factors having a positive effect on the equity holdings during the past year included overweightings in the United States, which was important since it accounts for 35% to 40% of the MSCI, and an underweighting in Japan, which is also heavily weighted at about 25% of the MSCI. Among other countries which did well and were overweighted were Sweden and the Netherlands. Countries hurting performance were France, Italy and Australia. In the various industry sectors, our holdings in financial services stocks, which in last year's annual report were mentioned as likely additions, did very well, as did pharmaceutical stocks. The absence of much in the way of technology stocks, except IBM, hurt performance. The Fund's emphasis on value and income is apt to lead to the omission of stocks of that sort. Furthermore, the technology craze was almost exclusively a U.S. phenomenon and so tended to be underrepresented in global portfolios. We believe there are exciting opportunities that fit our emphasis on value and income. On the bond side, our overweighting in core European markets and Japan contributed to the performance against the benchmark, while our underweighting in the U.S. market in the first part of the year had a negative effect on bond performance.

     As we enter 1996, the equity position of the portfolio is fully invested with 60% of assets invested in U.S. and foreign stocks and convertible securities. Foreign holdings in 18 countries account for approximately 62% of the total equity position, higher than earlier in the year, and likely to go higher still, since the United States is unlikely to repeat 1995's outperformance. Far Eastern holdings, including Japanese stocks, are likely to be increased. For some time now, our stock investments have been concentrated in companies that are not dependent upon the business cycle for them to outperform. Approximately 58% of the holdings is in financial services stocks, utilities, consumer staples, special situation retailers, and health care stocks, all of which we believe will perform well in a slower growth economy.

     As we anticipated, the dollar did recover somewhat during the last six months. However, we believe the dollar cannot begin a long-term rally until the United States becomes less reliant on foreign capital to finance its investments.

For next year, we expect that the dollar's overall trend will remain downward, although slow U.S. growth, if it continues, could lead to a cyclical reduction in our borrowing of foreign capital, taking some of the pressure off the dollar.

     The majority of our foreign-based bond holdings remains in Europe. The core markets, such as Germany and the Netherlands, provided solid returns against a backdrop of slow growth, low inflation and declining official interest rates, and remain an important anchor to our foreign holdings. Other European markets, such as Denmark, offer a combination of higher yields with moderate growth and low inflation. The highest yielding markets have recovered over the last six months, and the Fund has increased both its bond and currency weightings in these markets. We believe the first part of next year should be supportive of fixed-income investments. Moderate to slow growth, with commensurate declines in overall inflation rates, could lead to further reductions in official interest rates.

     In addition to these economic developments, European governments are engaged in multi-year programs to reduce their budget deficits and debt levels. These programs are positive for bonds because lower government spending tends to reduce inflationary pressures and lower issuance of government debt reduces the supply pressures on the bond market.

     In the Japanese market, powerful deflationary forces have supported a drop in yields to historically low levels. We now feel this process may be drawing to an end, given a reversal of priorities at the central bank from fighting inflation, which is now non-existent, to offsetting the downward spiral of deflation. Thus, the weighting in Japan will most likely be reduced in the coming year.

     The high returns of the U.S. market have been echoed in other U.S. dollar-bloc markets. Australia, New Zealand and Canada have all contributed to performance over the last 12 months. The Australian market currently offers significantly higher yields than the U.S. market, and we believe it represents good value. As long as the outlook for U.S. bonds remains positive, these related markets could perform well.

     We appreciate your support and welcome any questions or comments you may have.

Respectfully,


[Signature]                                    [Signature]

A. Keith Brodkin                               Frederick J. Simmons
Chairman and President                         Portfolio Manager

November 10, 1995

PORTFOLIO MANAGER PROFILE

A graduate of Tufts University and the Amos Tuck School of Business Administration of Dartmouth College, Frederick Simmons began his career at MFS in 1971 as a research specialist and was named Senior Vice President in 1983. In 1991, he became the Portfolio Manager for MFS World Total Return Fund.

TAX FORM SUMMARY

In January 1996, shareholders will be mailed a Tax Form Summary reporting the federal tax status of all distributions paid during the calendar year 1995. For the year ended October 31, 1995, the amount of distributions from income e ligible for the 70% dividends-received deduction for corporations came to 40%.

The Fund is estimated to have derived approximately 42% of its ordinary income from dividends paid by foreign companies, and to have paid foreign taxes equivalent to approximately 3% of its ordinary income.

PERFORMANCE

The information on the following page illustrates the historical performance of MFS World Total Return Fund Class A shares in comparison to various market indicators. Fund results in the graph reflect the deduction of the 4.75% maximum sales charge. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. You cannot invest in an index. All results reflect the reinvestment of all dividends and capital gains.

Class B shares were offered effective September 7, 1993. Information on Class B share performance appears on the next page.

Please note that effective January 3, 1994, Class C shares were offered. Information on Class C share performance appears on the next page.

In the table on the next page, we have included the average annual total returns of all global flexible portfolio funds (including the Fund) tracked by Lipper Analytical Services, Inc. for the applicable time periods. Because these returns do not reflect any applicable sales charges, we have also included the Fund's results at net asset value (no sales charge) for comparison.

All results are historical, and, therefore, are not an indication of future results. The investment return and principal value of an investment in a mutual fund will vary with changes in market conditions, and shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF A HYPOTHETICAL $10,000* INVESTMENT

(For the Period from September 4, 1990 to October 31, 1995)


Line graph representing the growth of a $10,000 investment for the five-year period ended October 31, 1995. The graph is scaled from $5,000 to $30,000 in $5,000 segments. The years are marked in 12-month segments from 1990 to 1995. There are four lines drawn to scale. One is a solid line representing MFS World Total Return Fund (Class A), a second line of short dashes represents the S&P 500, a third line of very short dashes reprsents the MSCI World Index - 60%/J.P. Morgan Global Government Bond Index - 40%, and a fourth line of medium-short dashes represents the Consumer Price Index.

     MFS World Total Return Fund (Class A)                        $16,936
     S&P 500                                                      $16,894
     MSCI World Index                                             $20,965
     Consumer Price Index                                         $11,679

AVERAGE ANNUAL TOTAL RETURNS

                                                                                                                   Life Of Class
                                                                                                                         Through
                                                                                 1 Year      3 Years       5 Years      10/31/95
===================================================================================================================================
-----------------------------------------------------------------------------------------------------------------------------------
MFS World Total Return Fund (Class A) including
    4.75% Sales Charge                                                          + 5.36%       + 8.88%        +10.91%    +10.70%*
-----------------------------------------------------------------------------------------------------------------------------------
MFS World Total Return Fund (Class A) at net
    asset value                                                                 +10.63        +10.66%        +12.00%    +11.74%*
-----------------------------------------------------------------------------------------------------------------------------------
MFS World Total Return Fund (Class B) With CDSC**                               + 5.75%         --             --       + 6.62%+++
-----------------------------------------------------------------------------------------------------------------------------------
MFS World Total Return Fund (Class B) Without CDSC                              + 9.75%         --             --       + 7.91%+++
-----------------------------------------------------------------------------------------------------------------------------------
MFS World Total Return Fund (Class C)                                           + 9.84%         --             --       + 5.19%#
-----------------------------------------------------------------------------------------------------------------------------------
Average global flexible portfolio fund                                          + 9.27%       +10.16%        +10.06%    + 9.33%#
-----------------------------------------------------------------------------------------------------------------------------------
60% Morgan Stanley Capital International (MSCI)
    World Index+ 40% J.P. Morgan Global Government
    Bond Index                                                                  +12.20%       +12.87%        +10.93%    +10.74%#
-----------------------------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index                                           +26.41%       +14.69%        +17.22%    +15.40%#
-----------------------------------------------------------------------------------------------------------------------------------
Consumer Price Index                                                            + 2.81%       + 2.72%        + 2.86%    + 3.05%#
-----------------------------------------------------------------------------------------------------------------------------------

    * For the period from the commencement of offering of Class A shares, September 4, 1990 to October 31, 1995. Benchmark comparisons begin on September 1, 1990.
   ** These returns reflect the current Class B contingent deferred sales charge (CDSC) of 4% for the 1-year period and 3% for the period commencing September 7, 1993.
  +++ For the period from the commencement of offering of Class B shares, September 7, 1993 to October 31, 1995.
    # For the period from the commencement of offering of Class C shares, January 3, 1994 to October 31, 1995. Class C shares have no initial sales charge or CDSC but, along with Class B shares, have higher annual fees and expenses than Class A shares.
    + The MSCI World Index is a broad, unmanaged index of global equities.
   ++ The J.P. Morgan Global Government Bond Index is an aggregate of actively traded government bonds issued from 13 countries, including the U.S., with remaining maturities of at least one year.
   ss The Standard & Poor's 500 Composite Index is a popular, unmanaged index of common stock performance.
ss ss The Consumer Price Index is a popular measure of change in prices.

PORTFOLIO OF INVESTMENTS - October 31, 1995

Common Stocks - 59.4%
================================================================================
Issuer                                                    Shares         Value
--------------------------------------------------------------------------------
U.S. Common Stocks - 22.1%
  Aerospace - 0.7%
    Lockheed Martin Corp.                                 19,200   $  1,308,000
--------------------------------------------------------------------------------
  Apparel And Textiles - 0.6%
    Gucci Group*                                          35,100   $  1,053,000
--------------------------------------------------------------------------------
  Banks and Credit Companies - 1.5%
    Barnett Banks, Inc.                                   29,800   $  1,646,450
    Norwest Corp.                                         34,500      1,017,750
                                                                   ------------
                                                                   $  2,664,200
--------------------------------------------------------------------------------
  Biotechnology - 0.3%
    Guidant Corp.                                         16,423   $    525,536
--------------------------------------------------------------------------------
  Business Machines - 1.6%
    International Business Machines Corp.                 12,500   $  1,215,625
    Xerox Corp.                                           12,000      1,557,000
                                                                   ------------
                                                                   $  2,772,625
--------------------------------------------------------------------------------
  Consumer Goods and Services - 2.3%
    Philip Morris Cos., Inc.                              34,200   $  2,889,900
    Tyco International Ltd.                               19,000      1,154,250
                                                                   ------------
                                                                   $  4,044,150
--------------------------------------------------------------------------------
  Electrical Equipment - 0.9%
    General Electric Co.                                  25,600   $  1,619,200

--------------------------------------------------------------------------------
  Electronics - 0.7%
    Sony Corp.                                            29,000   $  1,326,750
--------------------------------------------------------------------------------
  Financial Institutions - 1.0%
    Federal Home Loan Mortgage Corp.                      16,700   $  1,156,475
    ROC Communities, Inc.                                 16,000        360,000
    Walden Residential Properties, Inc.                   16,400        301,350
                                                                   ------------
                                                                   $  1,817,825
--------------------------------------------------------------------------------
  Food and Beverage Products - 1.4%
    General Mills, Inc.                                   25,000   $  1,434,375
    Universal Foods Corp.                                 31,000      1,061,750
                                                                   ------------
                                                                   $  2,496,125
--------------------------------------------------------------------------------
  Insurance - 2.8%
    CIGNA Corp.                                           11,700   $  1,159,763
    MBIA, Inc.                                            15,400      1,072,225
    St. Paul Cos., Inc.                                   26,400      1,339,800
    Transamerica Corp.                                    22,000      1,490,500
                                                                   ------------
                                                                   $  5,062,288
--------------------------------------------------------------------------------
  Machinery - 1.0%
    Deere & Co., Inc.                                     10,000   $    893,750
    Ingersoll Rand Co.                                    27,500        972,813
                                                                   ------------
                                                                   $  1,866,563
--------------------------------------------------------------------------------
  Medical and Health Products - 2.2%
    Lilly (Eli) & Co.                                      9,294   $    898,033
    Schering Plough Corp.                                 32,000      1,716,000
    Warner-Lambert Co.                                    15,000      1,276,875
                                                                   ------------
                                                                   $  3,890,908
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS - continued

Common Stocks - continued
================================================================================
Issuer                                                    Shares         Value
--------------------------------------------------------------------------------
U.S. Common Stocks - continued
  Oils - 1.9%
    Amoco Corp.                                           18,000   $  1,149,750
    Exxon Corp.                                           10,600        809,575
    Mobil Corp.                                           13,700      1,380,275
                                                                   ------------
                                                                   $  3,339,600
--------------------------------------------------------------------------------
  Photographic Products - 1.0%
    Eastman Kodak Co.                                     28,800   $  1,803,600
--------------------------------------------------------------------------------
  Pollution Control - 0.6%
    WMX Technologies, Inc.                                39,000   $  1,096,875
--------------------------------------------------------------------------------
  Printing and Publishing - 0.3%
    Deluxe Corp.                                          17,500   $    470,312
--------------------------------------------------------------------------------
  Restaurants and Lodging - 0.1%
    Darden Restaurants, Inc.                              15,000   $    170,625
--------------------------------------------------------------------------------
  Utilities - Gas - 1.2%
    Coastal Corp.                                         34,000   $  1,100,750
    Westcoast Energy, Inc.                                68,000      1,003,000
                                                                   ------------
                                                                   $  2,103,750
--------------------------------------------------------------------------------
Total U.S. Common Stocks                                           $ 39,431,932
--------------------------------------------------------------------------------
Foreign Stocks - 37.3%
  Argentina - 0.2%
    Central Costenera, ADR (Utilities - Electric)##       13,167   $    358,801
    Mirgor Sacifia, ADR (Auto Parts)*##                   47,930         95,860
                                                                   ------------
                                                                   $    454,661
--------------------------------------------------------------------------------
  Australia - 4.1%
    Australia & New Zealand Bank Group Ltd.
      (Banks and Credit Cos.)                            285,000   $  1,192,868
    Broken Hill Proprietary Co. (Metals)                 145,011      1,962,084
    Q.B.E. Insurance Group Ltd. (Insurance)              280,000      1,235,864
    Seven Network Ltd. (Entertainment)                   412,000      1,069,144
    Woolworth Ltd. ADR (Retail - Food)##                  78,500      1,825,125
                                                                   ------------
                                                                   $  7,285,085
--------------------------------------------------------------------------------
  Canada - 0.7%
    Hudsons Bay Co. (Stores)                              70,000   $  1,308,594
--------------------------------------------------------------------------------
  Denmark - 1.1%
    Tele Denmark A/S, ADR (Telecommunications)            78,000   $  2,037,750
--------------------------------------------------------------------------------
  France - 3.7%
    Elf Aquitaine, ADS (Oils)                             35,400   $  1,194,750
    LVMH Moet-Hennessy (Luggage and Beverage)              3,000        597,849
    Pinault-Printemps S.A. (Retail)                        9,900      2,149,309
    Television Francaise (Entertainment)                  14,500      1,499,744
    Total S.A., ADR (Oils)                                35,000      1,080,625
                                                                   ------------
                                                                   $  6,522,277
--------------------------------------------------------------------------------
  Germany - 1.0%
    Deutsche Bank AG (Banks and Credit Companies)         22,000   $    994,914
    Hornbach Baumarkt AG (Retail)                          8,400        423,610
    Praktiker Bau-Und Heimwerker (Retail)*                10,700        338,199
                                                                   ------------
                                                                   $  1,756,723
--------------------------------------------------------------------------------


PORTFOLIO OF INVESTMENTS - continued

Common Stocks - continued
================================================================================
Issuer                                                    Shares         Value
--------------------------------------------------------------------------------
Foreign Stocks - continued
  Hong Kong - 0.7%
    Consolidated Electric Power Asia Ltd., ADR
      (Utilities -Electric)##                             13,600   $    275,400
    Giordano International Ltd. (Retail)                 624,000        516,583
    Wharf Holdings Ltd. (Real Estate)                    150,000        506,416
                                                                   ------------
                                                                   $  1,298,399
--------------------------------------------------------------------------------
  Italy - 1.3%
    Instituto Nazionale delle Assicurazioni
      (Insurance)                                        392,000   $    516,503
    Luxottica Group (Medical Supplies -Eyeware)           13,100        638,625
    Telecom Italia  RNC (Utilities - Telephone)          475,000        561,635
    Telecom Italia Mobile DRNC (Telecommunications)*     475,000        528,774
                                                                   ------------
                                                                   $  2,245,537
--------------------------------------------------------------------------------
  Japan - 6.2%
    DDI Corp. (Telecommunications)                           139   $  1,127,615
    Dai Nippon Printing Co., Ltd. (Printing)              64,000      1,020,844
    Daiwa House Industry Co.
      (Manufacturer - Housing)                            37,000        553,968
    East Japan Railway Co. (Railroads)                       135        638,076
    Hitachi Ltd. (Electrical Equipment)*                 135,000      1,387,122
    ITO Yokado Co. (Retail)                               30,000      1,641,061
    Kirin Beverage (Beverages)                            26,000        394,363
    MOS Food Services (Food Services)                     11,000        275,565
    Matsushita Electric Industrial Co.
      (Electrical Equipment)                             119,000      1,688,521
    Murata Manufacturing Co., Ltd.
      (Electrical Equipment)                              24,000        843,135
    Nippondenso Co., Ltd. (Auto Parts)                    57,000      1,043,057
    Nissen Corp. (Retail)                                 13,200        381,055
                                                                   ------------
                                                                   $ 10,994,382
--------------------------------------------------------------------------------
  Korea - 0.6%
    Korea Electric Power Corp.
      (Utilities - Electric)                              17,000   $    769,899
    Korea Electric Power Corp., ADR
      (Utilities - Electric)                              15,000        371,250
                                                                   ------------
                                                                   $  1,141,149
--------------------------------------------------------------------------------
  Malaysia - 0.1%
    Petronas Gas Berhad (Oil/Gas Domestic)*##             47,800   $    161,843
--------------------------------------------------------------------------------
  Mexico - 0.1%

    Grupo Casa Autrey ADR (Wholesale Distributors)        14,000   $    178,500
--------------------------------------------------------------------------------
  Netherlands - 3.0%
    IHC Caland (Transportation - Marine)*                 25,000   $    711,434
    Royal Dutch Petroleum Co. (Oils)                      11,500      1,413,063
    Royal PTT Nederland N.V. (Commercial Services)        32,400      1,139,688
    Wolters Kluwer (Publishing)                           22,357      2,034,773
                                                                   ------------
                                                                   $  5,298,958
--------------------------------------------------------------------------------
  New Zealand - 1.7%
    Lion Nathan Ltd. (Food and Beverage)               1,002,000   $  2,275,629
    Telecom of New Zealand, ADR (Telecommunications)      10,300        683,663
                                                                   ------------
                                                                   $  2,959,292
--------------------------------------------------------------------------------
  Norway - 0.1%
    Fokus Bank A/S (Financial - Banks)*##                 30,200   $    160,084
--------------------------------------------------------------------------------


PORTFOLIO OF INVESTMENTS - continued

Common Stocks - continued
================================================================================
Issuer                                                    Shares         Value
--------------------------------------------------------------------------------
Foreign Stocks - continued
  Singapore - 0.6%
    Hong Leong Finance (Financial Services)              199,000   $    603,200
    Singapore Press Holdings (Publishing - Newspaper)     33,000        516,501
                                                                   ------------
                                                                   $  1,119,701
--------------------------------------------------------------------------------
  Spain - 1.6%
    Iberdrola S.A. (Utilities - Electric)                242,000   $  1,825,666
    Repsol S.A. (Oil/Gas Exploration)                     32,000        956,458
                                                                   ------------
                                                                   $  2,782,124
--------------------------------------------------------------------------------
  Sweden - 3.6%
    Asea AB, "B" (Electrical Equipment)                   20,500   $  2,024,928
    Astra AB, "B" (Pharmaceuticals)                       69,500      2,515,419
    Hennes & Mauritz AB, "B" (Retail)                     14,900        975,193
    Nordbanken AB (Financial - Banks)*                    31,200        465,805
    Sparbanken Sverige AB
      (Financial - Savings and Loan)                      46,400        489,813
                                                                   ------------
                                                                   $  6,471,158
--------------------------------------------------------------------------------
  Switzerland - 1.2%
    Nestle A.G. (Food and Beverage)                        1,200   $  1,258,150
    Sandoz Ltd. AG-R (Pharmaceuticals)                     1,100        908,106
                                                                   ------------
                                                                   $  2,166,256
--------------------------------------------------------------------------------
  United Kingdom - 5.7%
    British Petroleum PLC, ADR (Oils)                     16,400   $  1,447,300
    London Electricity PLC (Utilities - Electric)         60,000        855,637
    Mai PLC (Finance)                                    120,000        623,230
    PowerGen PLC, ADR (Utilities - Electric)              60,000      2,227,500
    Reuters Holdings PLC, ADR (Financial Services)        32,000      1,776,000
    Storehouse PLC (Retail)                              240,000      1,138,320
    Tomkins PLC (Conglomerate)                           255,000      1,005,872
    Unilever N.V. (Consumer Goods)                        61,000      1,185,260
                                                                   ------------
                                                                   $ 10,259,119
--------------------------------------------------------------------------------
Total Foreign Stocks                                               $ 66,601,592
--------------------------------------------------------------------------------
Total Common Stocks (Identified Cost, $91,994,480)                 $106,033,524
--------------------------------------------------------------------------------

Convertible Preferred Stocks - 0.5%
================================================================================
    Allstate Corp., 6.76s (Insurance)                     12,500   $    543,750
    Compania Inversiones Telephones, 7s
      (Utilities - Telephone)##                            6,000        261,000
--------------------------------------------------------------------------------
Total Convertible Preferred Stocks
  (Identified Cost, $857,000)                                      $    804,750
--------------------------------------------------------------------------------

Non-Convertible Bonds - 30.5%
================================================================================
                                                Principal Amount
                                                   (000 Omitted)
--------------------------------------------------------------------------------
U.S. Government Guaranteed - 11.9%
  Government National Mortgage Assn. - 2.4%
    GNMA, 8s, 2025                                    $    4,151   $  4,271,233
--------------------------------------------------------------------------------


PORTFOLIO OF INVESTMENTS - continued

Non-Convertible Bonds - continued
================================================================================
                                                Principal Amount
Issuer                                             (000 Omitted)          Value
--------------------------------------------------------------------------------
U.S. Government Guaranteed - continued
  U.S. Treasury Obligations - 9.5%
    U.S. Treasury Notes, 6.25s, 2003                  $    5,700   $  5,800,662
    U.S. Treasury Notes, 7.25s, 2004                       3,240      3,505,777
    U.S. Treasury Notes, 6.5s, 2005                        7,400      7,663,588
                                                                   ------------
                                                                   $ 16,970,027
--------------------------------------------------------------------------------
Total U.S. Government Guaranteed                                   $ 21,241,260
--------------------------------------------------------------------------------
Foreign Non-Convertible Bonds - 18.6%
  Australia - 1.9%
    Commonwealth of Australia, 8.75s, 2001     AUD           500   $    386,017
    Commonwealth of Australia, 9.75s, 2002                 1,250      1,005,947
    Commonwealth of Australia, 9.5s, 2003                  2,400      1,906,762
                                                                   ------------
                                                                   $  3,298,726
--------------------------------------------------------------------------------
  Canada - 2.3%
    Government of Canada, 9.75s, 2001          CAD         2,800   $  2,336,458
    Government of Canada, 8.5s, 2002                       2,300      1,814,844
                                                                   ------------
                                                                   $  4,151,302
--------------------------------------------------------------------------------
  Denmark - 2.0%
    Kingdom of Denmark, 9s, 1998               DKK        10,470   $  2,049,720
    Kingdom of Denmark, 9s, 2000                           7,440      1,475,196
                                                                   ------------
                                                                   $  3,524,916

--------------------------------------------------------------------------------
  France - 1.0%
    Government of France, 7.75s, 2000          FRF         8,400   $  1,798,710
--------------------------------------------------------------------------------
  Germany - 6.6%
    Deutschland Republic, 8.5s, 2000           DEM         2,790   $  2,221,457
    Deutschland Republic, 6.5s, 2003                       3,020      2,170,779
    Deutschland Republic, 6.875s, 2005                     2,900      2,118,510
    German Unity Fund, 8.5s, 2001                          2,980      2,378,031
    Nordrhein Westfalen, 6.25s, 2002                       4,140      2,922,907
                                                                   ------------
                                                                   $ 11,811,684
--------------------------------------------------------------------------------
  Italy - 0.9%
    Republic of Italy, 8.5s, 1999              ITL     2,120,000   $  1,246,400
    Republic of Italy, 9.5s, 1999                        585,000        347,762
                                                                   ------------
                                                                   $  1,594,162
--------------------------------------------------------------------------------
  Netherlands - 1.7%
    Dutch State Loan, 6.25s, 1998              NLG           690   $    453,061
    Netherlands Government, 8.25s, 2007                    3,690      2,627,529
                                                                   ------------
                                                                   $  3,080,590
--------------------------------------------------------------------------------
  New Zealand - 1.2%
    Government of New Zealand, 10s, 2002       NZD         3,000   $  2,252,932
--------------------------------------------------------------------------------
  Spain - 1.0%
    Government of Spain, 10.9s, 2003           ESP       206,000   $  1,699,014
--------------------------------------------------------------------------------
Total Foreign Non-Convertible Bonds                                $ 33,212,036
--------------------------------------------------------------------------------
Total Non-convertible Bonds
  (Identified Cost, $52,833,216)                                   $ 54,453,296
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS - continued

Convertible Bonds - 1.9%
================================================================================
                                                Principal Amount
Issuer                                             (000 Omitted)          Value
--------------------------------------------------------------------------------
Foreign Convertible Bond
    Essilor International, 6.5s, 1999          FRF    $        7   $    739,531
--------------------------------------------------------------------------------
U.S. Convertible Bonds
    MBL International Finance Bermuda, 3s, 2002       $      728   $    752,570
    PIV Investment Finance Cayman Ltd.,
      4.5s, 2000##                                           455        369,688
    Roche Holdings, Inc., 0s, 2010##                       3,200      1,330,000
    Sandoz Capital BVI Ltd., 2s, 2002##                      334        293,085
                                                                   ------------
                                                                   $  2,745,343
--------------------------------------------------------------------------------
Total Convertible Bonds
  (Identified Cost, $3,375,813)                                    $  3,484,874
--------------------------------------------------------------------------------

Call Options Purchased - 0.1%
================================================================================
                                                Principal Amount
                                                    of Contracts
Issuer/Expiration Date/Strike Price                (000 Omitted)
--------------------------------------------------------------------------------
  Canadian Dollars
    November/1.38                              CAD         5,342   $     29,666

  Italian Lire/Deutsche Marks
    November/1050.0                            ITL     6,958,924              0

  Japanese Government Bonds
    December/111.563                           JPY       420,000         34,949
    December/112.062                                     111,000         10,989
    December/115.156                                     465,000         94,395
--------------------------------------------------------------------------------
Total Call Options Purchased
  (Premiums Paid, $136,209)                                         $   169,999
--------------------------------------------------------------------------------

Put Options Purchased - 0.1%
================================================================================
  Deutsche Marks
    December/1.420                             DEM     0,004,436   $     25,101
    December/1.510                                         6,843          2,108

  Deutsche Marks/British Pounds
    January/2.23                                           5,575         49,991
--------------------------------------------------------------------------------
  Swedish Kronor/Deutsche Marks
    November/5.0                               SEK        25,366              0

Total Put Options Purchased
  (Premiums Paid, $140,511)                                        $     77,200
--------------------------------------------------------------------------------

Short-Term Obligations - 7.7%
================================================================================
                                                Principal Amount
Issuer                                             (000 Omitted)
--------------------------------------------------------------------------------
    Federal Farm Credit, due 9/05/95 - 11/03/95       $    2,000   $  1,999,375
    Federal National Mortgage Assn.,
      due 10/12/95 - 11/10/95                              4,075      4,069,275
    General Electric Co., due 10/31/95 - 11/01/95          4,490      4,490,000
    Wal Mart Stores, due 10/30/95 - 11/09/95               3,150      3,146,010
--------------------------------------------------------------------------------
Total Short-term Obligations, at Amortized Cost                    $ 13,704,660
--------------------------------------------------------------------------------
Total Investments (Identified Cost $163,041,889)                   $178,728,303
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS - continued

Call Options Written - (0.1)%
================================================================================
                                                Principal Amount
                                                    of Contracts
Issuer/Expiration Date/Strike Price                (000 Omitted)          Value
--------------------------------------------------------------------------------
  Australian Dollars
    January/0.77                               AUD        (1,953)  $    (18,532)

  Deutsche Marks
    November/1.380                             DEM        (5,388)       (12,063)

  Deutsche Marks/British Pounds
    January/2.1238                                        (5,310)       (12,504)

  Italian Lire/Deutsche Marks
    August/1125.0                              ITL    (9,941,320)      (139,178)

  Japanese Yen
    July/75.0                                  JPY      (328,362)        (1,970)
--------------------------------------------------------------------------------
Total Call Options Written
  (Premiums Received, $294,142)                                    $   (184,247)
--------------------------------------------------------------------------------

Put Options Written - (0.3)%
================================================================================
  Australian Dollars
    January/0.745                              AUD        (1,904)  $    (15,211)

  Deutsche Marks
    December/1.46                              DEM        (4,561)        (9,287)
    December/1.560                                        (7,070)          (177)

  Italian Lire/Deutsche Marks
    August/1125.0                              ITL    (9,941,320)      (457,301)

  Japanese Government Bonds
    December/112.062                           JPY      (111,000)       (10,101)

  Japanese Yen
    November/109.0                                      (323,201)          (646)
--------------------------------------------------------------------------------
Total Put Options Written
  (Premiums Received, $456,014)                                    $   (492,723)
--------------------------------------------------------------------------------

Other Assets, Less Liabilities - 0.2%                              $    349,962
================================================================================
Net Assets - 100.0%                                                $178,401,295
--------------------------------------------------------------------------------

 * Non-income producing security.
## SEC Rule 144A restriction.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

    AUD = Australian Dollars              FRF = French Francs
    CAD = Canadian Dollars                GBP = British Pounds
    CHF = Swiss Francs                    IEP = Irish Punts
    DEM = Deutsche Marks                  ITL = Italian Lire
    DKK = Danish Kroner                   JPY = Japanese Yen
    ESP = Spanish Pesetas                 NLG = Dutch Guilders
    FIM = Finnish Markkaa                 NZD = New Zealand Dollars
                                          SEK = Swedish Kronor

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
================================================================================
October 31, 1995
--------------------------------------------------------------------------------
Assets:
    Investments, at value (identified cost, $163,041,889)        $  178,728,303
    Cash                                                                  1,151
    Foreign currency, at value (identified cost, $2,970)                  3,537
    Net receivable for forward foreign currency
        exchange contracts purchased                                  1,030,286
    Premium receivable on options written                                12,184
    Receivable for Fund shares sold                                      77,723
    Receivable for investments sold                                      29,075
    Interest and dividends receivable                                 1,554,085
    Other assets                                                          2,111
                                                                 --------------
              Total assets                                       $  181,438,455
                                                                 --------------
Liabilities:
    Payable for Fund shares reacquired                           $      240,855
    Payable for investments purchased                                   920,735
    Net payable for forward foreign currency
        exchange contracts sold                                         916,341
    Net payable for forward foreign currency
        exchange contracts                                               44,215
    Written options outstanding, at value
        (premiums received, $750,156)                                   676,970
    Payable to affiliates -
        Management fee                                                   11,531
        Shareholder servicing agent fee                                   2,496
        Distribution fee                                                 43,080
    Accrued expenses and other liabilities                               180,937
                                                                 --------------
              Total liabilities                                  $    3,037,160
                                                                 --------------
Net assets                                                       $  178,401,295
                                                                 --------------
Net assets consist of:
    Paid-in capital                                              $  157,735,131
    Unrealized appreciation on investments and translation
        of assets and liabilities in foreign currencies              15,847,558
    Accumulated distributions in excess of net realized gain
        on investments and foreign currency transactions               (402,060)
    Accumulated undistributed net investment income                   5,220,666
                                                                 --------------
              Total                                              $  178,401,295
                                                                 --------------
Shares of beneficial interest outstanding                          15,446,640
                                                                 --------------
Class A shares:
    Net asset value and redemption price per share
         net assets of $110,293,556 / 9,536,061 shares
         of beneficial interest outstanding)                          $11.57
                                                                      ------
    Offering price per share (100/95.25 of
         net asset value per share)                                   $12.15
                                                                      ------
Class B shares:
      Net asset value and offering price per share
         (net assets of $57,213,608 / 4,965,263 shares
         of beneficial interest outstanding)                          $11.52
                                                                      ------
Class C shares:
      Net asset value, offering price and redemption price
         per share (net assets of $10,894,131 / 945,316
         shares of beneficial interest outstanding)                   $11.52
                                                                      ------

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements

Statement of Operations
================================================================================
Year Ended October 31, 1995
--------------------------------------------------------------------------------
Net investment income:
    Income -
      Interest                                                     $  5,176,435
      Dividends                                                       2,987,225
      Foreign taxes withheld                                           (145,641)
                                                                   ------------
        Total investment income                                    $  8,018,019
                                                                   ------------
    Expenses -
      Management fee                                               $  1,479,587
      Trustees' compensation                                             35,843
      Shareholder servicing agent fee (Class A)                         155,157
      Shareholder servicing agent fee (Class B)                         114,929
      Shareholder servicing agent fee (Class C)                          15,694
      Distribution and service fee (Class A)                            362,335
      Distribution and service fee (Class B)                            522,400
      Distribution and service fee (Class C)                            104,630
      Custodian fee                                                     194,333
      Printing                                                           78,882
      Postage                                                            55,584
      Auditing fees                                                      35,600
      Amortization of organizations expenses                             14,076
      Legal fees                                                         11,597
      Miscellaneous                                                     201,767
                                                                   ------------
        Total expenses                                             $  3,382,414
                                                                   ------------
      Fees paid indirectly                                               (1,326)
                                                                   ------------
        Net expenses                                               $  3,381,088
                                                                   ------------
           Net investment income                                   $  4,636,931
                                                                   ------------

Realized and unrealized gain (loss) on investments:
    Realized gain (loss) (identified cost basis) -
      Investment transactions                                      $  7,079,959
      Written option transactions                                       168,284
      Foreign currency transactions                                  (3,498,974)
                                                                   ------------
         Net realized gain on investments and
           foreign currency transactions                           $  3,749,269
                                                                   ------------
    Change in unrealized appreciation (depreciation) -
      Investments                                                  $  7,918,550
      Written options                                                   610,278
      Translation of assets and liabilities in foreign currencies      (341,371)
                                                                   ------------
         Net unrealized gain on investments                        $  8,187,457
                                                                   ------------
           Net realized and unrealized gain on
             investments and foreign currency                      $ 11,936,726
                                                                   ------------
               Increase in net assets from operations              $ 16,573,657
                                                                   ------------

See notes to financial statements

Statement of Changes in Net Assets
================================================================================
Year Ended October 31,                                      1995           1994
--------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
    Net investment income                           $  4,636,931   $  3,273,968
                                                    ------------   ------------
    Net realized gain on investments and
      foreign currency transactions                    3,749,269        636,673
    Net unrealized gain on investments and
      foreign currency translation                     8,187,457        173,343
                                                    ------------   ------------
      Increase in net assets from operations        $ 16,573,657   $  4,083,984
                                                    ------------   ------------
Distributions declared to shareholders -
    From net investment income (Class A)            $   (734,229)  $ (1,963,576)
    From net investment income (Class B)                (140,223)      (497,186)
    From net investment income (Class C)                 (27,610)      (102,055)
    From net realized gain on investments and
      foreign currency transactions (Class A)           (453,126)    (2,611,400)
    From net realized gain on investments and
      foreign currency transactions (Class B)            (72,338)      (661,218)
    From net realized gain on investments and
      foreign currency transactions (Class C)            (13,755)      (135,725)
    In excess of net realized gain on investments and
      foreign currency transactions (Class A)               --       (3,060,839)
    In excess of net realized gain on investments and
      foreign currency transactions (Class B)               --         (775,018)
    In excess of net realized gain on investments and
      foreign currency transactions (Class C)               --         (159,084)
    From paid-in capital (Class A)                          --         (774,051)
    From paid-in capital (Class B)                          --         (195,993)
    From paid-in capital (Class C)                          --          (40,231)
                                                    ------------   ------------
      Total distributions declared to shareholders  $ (1,441,281)  $(10,976,376)
                                                    ------------   ------------

Fund share (principal) transactions -
    Net proceeds from sale of shares                $ 44,197,817   $109,302,626
    Net asset value of shares issued
      to shareholders in reinvestment
      of distributions                                 1,279,372      9,514,906
                                                    ------------   ------------
    Cost of shares reacquired                        (40,657,870)   (29,119,416)
                                                    ------------   ------------
      Increase in net assets from Fund
        share transactions                          $  4,819,319   $ 89,698,116
                                                    ------------   ------------
        Total increase in net assets                $ 19,951,695   $ 82,805,724

Net assets:
    At beginning of year                             158,449,600     75,643,876
                                                    ------------   ------------
    At end of year (including accumulated
      undistributed net investment income
      [accumulated distributions in excess of
      net investment income] of $5,220,666 and
      $(335,220), respectively)                     $178,401,295   $158,449,600
                                                    ------------   ------------

See notes to financial statements


FINANCIAL STATEMENTS - continued

Financial Highlights
================================================================================================================================
Year Ended October 31,                                                    1995      1994      1993     1992      1991      1990*
--------------------------------------------------------------------------------------------------------------------------------
                                                                  Class A
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):

Net asset value - beginning of period                                 $  10.58   $ 11.19   $ 10.21   $  9.42   $  8.55   $  8.50
                                                                      --------   -------   -------   -------   -------   -------
Income from investment operations# -
    Net investment income                                             $    .33   $  0.30   $  0.28   $  0.36   $  0.37   $  0.08
    Net realized and unrealized gain
         (loss) on investments and foreign
         currency transactions                                            0.79      0.15      1.42      0.86      0.88     (0.03)
                                                                      --------   -------   -------   -------   -------   -------
         Total from investment
            operations                                                $   1.12   $  0.45   $  1.70   $  1.22   $  1.25   $  0.05
                                                                      --------   -------   -------   -------   -------   -------
Less distributions declared to
    shareholders -
    From net investment income                                        $  (0.08)  $ (0.25)  $ (0.45)  $ (0.26)  $ (0.38)  $  --
    From net realized gain on
        investments and foreign
        currency transactions                                            (0.05)    (0.33)    (0.27)    (0.17)     --        --
    In excess of net realized gain on
        investments and foreign currency
        transactions                                                      --       (0.38)     --        --        --        --
    From paid-in capital                                                  --       (0.10)     --        --        --        --
                                                                      --------   -------   -------   -------   -------   -------
        Total distributions declared to
            shareholders                                              $  (0.13)  $ (1.06)  $ (0.72)  $ (0.43)  $ (0.38)  $  --
                                                                      --------   -------   -------   -------   -------   -------
Net asset value - end of period                                       $  11.57   $ 10.58   $ 11.19   $ 10.21   $  9.42   $  8.55
                                                                      --------   -------   -------   -------   -------   -------
Total return+++                                                         10.63%     4.10%    17.78%    13.14%    14.94%     3.76%+
Ratios (to average daily net assets)/Supplemental data:
    Expenses##                                                           1.77%     1.76%     1.92%     1.84%     2.18%     1.57%+
    Net investment income                                                3.06%     2.81%     2.96%     3.65%     4.05%     3.14%+

Portfolio turnover                                                        160%      118%      112%       72%      134%        2%

Net assets at end of period (000 omitted)                             $110,294   $99,870   $71,262   $44,707   $30,847   $12,510
                                                                      --------   -------   -------   -------   -------   -------

    * For the period from September 4, 1990 (commencement of investment operations) to October 31, 1990.
    + Annualized.
    # Per share data for the periods subsequent to October 31, 1993 is based on average shares outstanding.
   ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
  +++ Total returns do not include the applicable sales charge. If the sales charge had been included the results would have been lower.

See notes to financial statements



Financial statements - continued

Financial Highlights - continued
==================================================================================================================================
Year Ended October 31,                                                              1995      1994     1993**     1995     1994***
----------------------------------------------------------------------------------------------------------------------------------
                                                                                 Class B                       Class C
----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):

Net asset value - beginning of period                                            $ 10.54   $ 11.19   $ 10.84   $ 10.53   $ 11.06
                                                                                 -------   -------   -------   -------   -------
Income from investment operations# -
      Net investment income                                                      $  0.25   $  0.25   $  0.06   $  0.27   $  0.27
      Net realized and unrealized gain
          (loss) on investments and foreign
          currency transactions                                                     0.77      0.13      0.35      0.76     (0.29)
                                                                                 -------   -------   -------   -------   -------
         Total from investment operations                                        $  1.02   $  0.38   $  0.41   $  1.03   $ (0.02)
                                                                                 -------   -------   -------   -------   -------

Less distributions declared to shareholders -
    From net investment income                                                   $ (0.03)  $ (0.24)  $ (0.06)  $ (0.03)  $ (0.12)
    From net realized gain on investments
       and foreign currency transactions                                           (0.01)    (0.32)     --       (0.01)    (0.16)
    In excess of net realized gain on investments
       and foreign currency transactions                                            --       (0.38)     --        --       (0.18)
    From paid-in capital                                                            --       (0.09)     --       --        (0.05)
                                                                                 -------   -------   -------   -------   -------
         Total distributions declared to
            shareholders                                                         $ (0.04)  $ (1.03)  $ (0.06)  $ (0.04)  $ (0.51)
                                                                                  -------   -------   -------   -------   -------
Net asset value - end of period                                                  $ 11.52   $ 10.54   $ 11.19   $ 11.52   $ 10.53
                                                                                 -------   -------   -------   -------   -------
Total return+++                                                                    9.75%     3.38%     3.79%     9.84%    (0.15)%++

Ratios (to average net assets)/Supplemental data:
    Expenses##                                                                     2.49%     2.49%     2.77%     2.42%     2.39%+
    Net investment income                                                           2.34%     2.33%     2.15%     2.41%     2.51%+

Portfolio turnover                                                                  160%      118%      112%      160%      118%

Net assets at end of period (000 omitted)                                        $57,214   $47,677   $ 4,381   $10,894   $10,903

  ** For the period from commencement of offering of Class B shares, September 7, 1993 to October 31, 1993.
 *** For the period from commencement of offering of Class C shares, January 3, 1994 to October 31, 1994.
   + Annualized.
  ++ Not annualized.
   # Per share data for the periods subsequent to October 31, 1993 is based on average shares outstanding.
  ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

 +++ Total return does not include the applicable sales charge. If the sales charge had been included the results would have been lower.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS World Total Return Fund (the Fund) is a non-diversified series of MFS Series Trust VI (the Trust). The Trust is organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended, as an open-ended management investment company.

(2) Significant Accounting Policies

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valua- tions furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts, options and options on futures contracts listed on commodities exchanges are valued at closing settlement prices. Over-the-counter options are valued by brokers through the use of a pricing model which takes into account closing bond valuations, implied volatility and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The Fund may write covered call or put options for which premiums are received and are recorded as liabilities, and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold
(call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as a part of an income producing strategy reflecting the view of the Fund's management on the direction of interest rates.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for both financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The Fund uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds, whereby interest income on PIK bonds is recorded ratably by the Fund at a constant yield to maturity. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as an addition to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are considered workout expenses and are reported as rea lized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are reported as operating expenses.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return, and consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended October 31, 1995, $1,821,017 was reclassified from accumulated net realized gain on investments to accumulated undistributed net investment income due to differences between book and tax accounting for mortgage-backed securities and currency transactions. This change had no effect on the net assets or net asset value per share. At October 31, 1995, accumulated undistributed net investment income (realized gain on investments and foreign currency transactions) under book accounting were different from tax accounting due primarily to temporary differences in accounting for currency transactions.

Multiple Classes of Shares of Beneficial Interest - The Fund offers Class A, Class B and Class C shares. The three classes of shares differ in their respective shareholder servicing agent, distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates

Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee, computed daily and paid monthly at an annual rate of 0.65% of average daily net assets and 5.0% of investment income.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $4,468 for the year ended October 31, 1995.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $48,590 for the year ended October 31, 1995, as its portion of the sales charge on sales of Class A shares of the Fund. The Trustees have adopted separate distribution plans for Class A, Class B and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Class A distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $36,067 for the year ended October 31, 1995. Fees incurred under the distribution plan during the year ended October 31, 1995 were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The Class B and Class C distribution plans provide that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $5,559 and $6,814 for Class B and Class C shares, respectively, for the year ended October 31, 1995. Fees incurred under the distribution plans during the year ended October 31, 1995 were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

A contingent deferred sales charge is imposed on shareholder redemptions of Class A shares, on purchases of $1 million or more, in the event of a shareholder redemption within 12 months following the share purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended October 31, 1995 were $376 and $91,996 for Class A and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15%, up to 0.22% and up to 0.15% attributable to Class A, Class B and Class C shares, respectively.

(4) Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                       Purchases           Sales
--------------------------------------------------------------------------------
U.S. government securities                          $ 53,477,082    $ 58,834,510
                                                    ------------    ------------
Investments (non-U.S. government securities)        $166,820,503    $161,085,256
                                                    ------------    ------------

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $ 163,041,889
                                                                  -------------
Gross unrealized appreciation                                     $  18,235,002
Gross unrealized depreciation                                        (2,548,588)
                                                                  -------------
     Net unrealized appreciation                                  $  15,686,414
                                                                  =============

(5) Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares                        1995                           1994
                                     --------------------------      --------------------------
Year Ended October 31,                   Shares          Amount          Shares          Amount
-------------------------------------------------------------------------------------------------
Shares sold                           2,123,469    $ 22,961,533       4,057,858    $ 44,108,242

Shares issued to shareholders in
reinvestment of distributions            98,593       1,061,212         650,058       7,016,535

Shares reacquired                    (2,125,319)    (22,992,718)     (1,634,278)    (17,703,592)
                                     ----------     -----------      ----------     -----------
      Net increase                       96,743    $  1,030,027       3,073,638    $ 33,421,185
                                     ==========     ===========      ==========     ===========

Class B Shares                             1995                       1994
                                    ---------------------------       -------------------------
Year Ended October 31,                  Shares           Amount          Shares          Amount
-----------------------------------------------------------------------------------------------
Sares sold                            1,673,616    $ 18,044,111       4,787,651    $ 52,159,264

Shares issued to shareholders in
reinvestment of distributions            17,272         186,186         201,731       2,142,482

Shares reacquired                    (1,250,017)    (13,498,802)       (856,456)     (9,240,107)
                                     ----------    ------------       ---------    ------------
      Net increase                      440,871    $  4,731,495       4,132,926    $ 45,061,639
                                     ==========    ============       =========    ============


Class C Shares                         1995                           1994*
                                       ------------------------       -------------------------
Year Ended October 31,                   Shares          Amount          Shares          Amount

-----------------------------------------------------------------------------------------------
Shares sold                             296,274    $  3,192,173       1,206,568    $ 13,035,120

Shares issued to shareholders in
reinvestment of distributions             2,966          31,974          33,846         355,889

Shares reacquired                      (389,108)     (4,166,350)       (205,230)     (2,175,717)
                                       --------    ------------       ---------    ------------
      Net increase (decrease)           (89,868)   $   (942,203)      1,035,184    $ 11,215,292
                                       ========    ============       =========    ============

*For the period from the commencement of offering of Class C shares, January 3, 1994 to October 31, 1994.


(6) Line of Credit

The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended October 31, 1995 was $2,338.

(7) Financial Instruments

The Fund trades financial instruments with off-balance sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options and forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 1995, is as follows:

Written Option Transactions

                                                 1995 Calls                      1995 Puts
                                                 -----------------------------   ----------------------------
                                                     Principal                       Principal
                                                       Amounts                         Amounts
                                                  of Contracts                    of Contracts
                                                 (000 Omitted)        Premiums   (000 Omitted)       Premiums
==============================================================================================================

Outstanding, beginning of period -
      Deutsche Marks                                    14,075    $    178,737           7,555    $     21,587
      Japanese Yen                                     731,609          93,043         321,000          34,499
Options written -
      Australian Dollars                                 5,523          55,012          10,098         123,900
      British Pounds                                     2,562          44,204           2,390          44,204
      Canadian Dollars                                   2,042           4,282           9,854          41,541
      Deutsche Marks                                    73,374         276,420          69,276         426,840
      Deutsche Marks/British Pounds                      7,238          46,604           8,335          28,494
      Italian Lire/Deutsche Marks                   24,618,706         245,454      16,512,683         441,878
      Japanese Yen                                   3,443,674         809,348      10,264,446       1,081,268
      Spanish Pesetas/Deutsche Marks                      --             --            230,690          15,118
      Swiss Francs/Deutsche Marks                        2,841          11,963           --              --
      Swedish Kronor/Deutsche Marks40,961               27,341           --              --
      U.S. Dollars                                        --             --             4,100          54,133
Options terminated in closing transactions -
      Australian Dollars                                (3,570)        (31,281)         (8,194)        (99,490)
      British Pounds                                    (2,562)        (44,204)          --              --
      Canadian Dollars                                  (2,042)         (4,282)         (9,854)        (41,541)
      Deutsche Marks                                    (9,005)        (44,696)        (45,391)       (333,640)
      Deutsche Marks/British Pounds                     (1,928)        (12,526)         (8,335)        (28,494)
      Italian Lire/Deutsche Marks                         --             --         (1,815,331)        (13,582)
      Japanese Yen                                  (3,137,289)       (774,102)    (10,151,245)     (1,088,229)
      Swedish Kronor/Deutsche Marks                    (40,961)        (27,341)          --
      Spanish Pesetas/Deutsche Marks                      --             --           (230,690)        (15,118)
      U.S. Dollars                                        --             --             (4,100)        (54,133)
Options exercised -
      Deutsche Marks                                   (19,434)       (195,866)          --              --
      Italian Lire/Deutsche Marks                         --             --         (4,320,269)        (58,746)
      Swiss France/Deutsche Marks                       (2,841)        (11,963)          --              --
Options expired -
      British Pounds                                      --             --             (2,390)        (44,204)
      Deutsche Marks                                   (53,622)       (200,150)        (19,809)        (76,771)
      Italian Lire/Deutsche Marks  (14,677,386)        (80,701)       (435,763)         (3,500)
      Japanese Yen                                    (709,632)        (71,154)          --              --
                                                    ----------    ------------      ----------    ------------
Outstanding, end of period                          10,282,333    $    294,142      10,389,056    $    456,014
                                                    ==========    ============      ==========    ============
Outstanding, end of period -
      Australian Dollars                                 1,953    $     23,731          1,904$          24,410
      Deutsche Marks                                     5,388          14,445          11,631          38,016
      Deutsche Marks/British Pounds                      5,310          34,078            --              --
      Italian Lire/Deutsche Marks                    9,941,320         164,753       9,941,320         366,050
      Japanese Yen                                     328,362          57,135         434,201          27,538
                                                    ----------    ------------      ----------    ------------
                                                    10,282,333    $    294,142      10,389,056    $    456,014
                                                    ==========    ============      ==========    ============

At October 31, 1995, the Fund had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts

                                                                                                               Net Unrealized
                                                              Contracts To                     Contracts at      Appreciation
               Settlement Date                            Delivery/Receive    In Exchange For         Value    (Depreciation)
-------------------------------------------------------------------------------------------------------------------------------
Sales          12/07/95 - 12/20/95   AUD                        5,040,381   $    3,790,784   $    3,828,448    $     (37,664)
               11/09/95 - 11/30/95   CAD                       14,816,238       10,980,807       11,023,164          (42,357)
               12/15/95 - 12/18/95   CHF                        5,914,253        5,140,777        5,235,979          (95,202)
               11/02/95 - 12/21/95   DEM                      156,189,757      109,231,662      111,133,063       (1,901,401)
               11/09/95 - 4/12/96    DKK                       26,855,768        4,907,590        4,919,856          (12,266)
               12/07/95              ESP                      407,821,691        3,299,288        3,332,719          (33,431)
               12/15/95              FIM                        5,603,682        1,273,854        1,321,572          (47,718)
               11/17/95 - 4/12/96    FRF                       49,899,893       10,080,306       10,210,083         (129,777)
               11/14/95              GBP                        2,889,635        4,508,032        4,567,213          (59,181)
               11/06/95              IEP                        1,560,676        2,547,380        2,528,099           19,281
               12/07/95 - 12/11/95   ITL                   19,032,897,185       11,729,975       11,914,594         (184,619)
               12/07/95 - 12/14/95   JPY                    4,674,765,628       48,228,354       46,006,901        2,221,453)
               11/24/95              NLG                        4,726,181        2,986,509        2,998,899          (12,390)
               11/15/95              NZD                        2,418,044        1,551,054        1,595,116          (44,062)
               11/20/95 - 12/21/95   SEK                       61,910,856        8,760,568        9,317,575         (557,007)
                                                                             -------------   --------------    -------------
                                                                             $ 229,016,940   $  229,933,281    $    (916,341)
                                                                             =============   ==============    =============

Purchases      11/27/95 - 12/20/95   AUD                        5,296,998    $   3,897,519   $    4,026,296    $     128,777
               11/30/95              CAD                        6,741,663        4,988,838        5,015,400           26,562
               12/14/95 - 12/18/95   CHF                       10,740,930        9,272,743        9,507,698          234,955
               11/07/95 - 2/29/96    DEM                      157,335,992      110,764,220      112,026,126        1,261,906
               11/09/95 - 4/12/96    DKK                       30,016,854        5,420,847        5,498,615           77,768
               12/07/95              ESP                      251,421,371        1,979,500        2,054,616           75,116
               12/14/95              FIM                        5,472,479        1,275,059        1,290,607           15,548
               12/27/95 - 4/12/96    FRF                       27,374,840        5,590,341        5,597,794            7,453
               11/14/95              GBP                        2,310,291        3,624,338        3,651,531           27,193
               11/06/95              IEP                        1,560,676        2,509,706        2,528,099           18,393
               12/07/95 - 1/31/96    ITL                   15,178,641,805        9,394,375        9,497,696          103,321
               11/27/95 - 2/23/96    JPY                    5,567,707,184       57,000,631       54,876,893       (2,123,738)
               12/04/95 - 12/20/95   NZD                        4,351,333        2,870,518        2,866,244           (4,274)
               11/20/95 - 12/15/95   SEK                      106,556,832       14,850,936       16,032,242        1,181,306
                                                                             -------------   --------------   --------------
                                                                             $ 233,439,571   $  234,469,857   $    1,030,286
                                                                             =============   ==============   ==============

Forward currency purchases and sales under master netting arrangements and closed forward foreign currency exchange contracts excluded from above amounted to a net payable of $44,215 at October 31, 1995.

At October 31, 1995, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

26


NOTES TO FINANCIAL STATEMENTS - continued

(8) Restricted Securities

The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At October 31, 1995, the Fund owned the following restricted securities (constituting 2.88% of net assets) which may not be publicly sold without registration under the Securities
Act of 1933 (the 1933 Act). The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers. All of these securities may be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act.

                                                Date of    Share/Par
Description                                 Acquisition       Amount         Cost        Value
==============================================================================================
Central Costanera, ADR                         12/17/93       13,167   $  316,008   $  358,801
Compania Inversiones Telephones, 7s             2/24/94        6,000      432,000      261,000
Consolidated Electric Power Asia
  Ltd., ADR                                    11/29/93       13,600      220,364      275,400
Fokus Bank A.S                                 10/09/95       30,200      140,195      160,084
Mirgor Sacifia, ADR                            10/20/94       47,930      431,370       95,860
Petronas Gas Berhad                             7/31/95       47,800      155,636      161,843
PIV Investment Finance
  Cayman Ltd., 4.5s, 2000             1/26/94 - 9/29/94      455,000      413,600      369,688
Roche Holdings, Inc., 0s, 2010        4/12/95 - 7/26/95    3,200,000    1,225,385    1,330,000
Sandoz Capital BVI Ltd., 2s, 2002               9/28/95      334,000      271,107      293,085
Woolworth Ltd., ADR                             7/12/93       78,500    1,670,457    1,825,125
                                                                                    ----------

                                                                                    $5,130,886
                                                                                    ==========

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees and Shareholders of Mfs World Total Return Fund:

We have audited the accompanying statement of assets and liabilities of MFS World Total Return Fund, including the schedule of portfolio investments, as of October 31, 1995 and the related statement of operations for the year then ended and the statement of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended October 31, 1993 and for the period September 4, 1990 (commencement of investment operations) to October 31, 1990 for Class A shares, and for the period September 7, 1993 (commencement of investment operations) to October 31, 1993 for Class B shares, were audited by other auditors whose report dated December 16, 1993 expressed an unqualified opinion on those statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS World Total Return Fund at October 31, 1995, the results of its operations for the year then ended and the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles.

                                             [Signature of Ernst & Young LLP]



Boston, Massachusetts
December 8, 1995


         ---------------------------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

THE MFS FAMILY OF FUNDS [Registration Mark]

America's Oldest Mutual Fund Group

The members of the MFS Family of Funds are grouped below according to the types of securities in their portfolios. For free prospectuses containing more complete information, including the exchange privilege and all charges and expenses, please contact your financial adviser or call MFS at 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or, leave a message any time). This material should be read carefully before investing or sending money.

STOCK
================================================================================
Massachusetts Investors Trust
--------------------------------------------------------------------------------
Massachusetts Investors Growth Stock Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Capital Growth Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Emerging Growth Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Gold & Natural Resources Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Growth Opportunities Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Managed Sectors Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] OTC Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Research Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Value Fund
--------------------------------------------------------------------------------

STOCK AND BOND
================================================================================
MFS [Registration Mark] Total Return Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Utilities Fund
--------------------------------------------------------------------------------

BOND
================================================================================
MFS [Registration Mark] Bond Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Government Mortgage Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Government Securities Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] High Income Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Intermediate Income Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Strategic Income Fund
(formerly MFS [Registration Mark] Income & Opportunity Fund)
--------------------------------------------------------------------------------

LIMITED MATURITY BOND
================================================================================
MFS [Registration Mark] Government Limited Maturity Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Limited Maturity Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Municipal Limited Maturity Fund
--------------------------------------------------------------------------------

WORLD
================================================================================
MFS [Registration Mark] World Asset Allocation Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] World Equity Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] World Governments Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] World Growth Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] World Total Return Fund
--------------------------------------------------------------------------------

NATIONAL TAX-FREE BOND
================================================================================
MFS [Registration Mark] Municipal Bond Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Municipal High Income Fund
(closed to new investors)
--------------------------------------------------------------------------------
MFS [Registration Mark] Municipal Income Fund
--------------------------------------------------------------------------------

STATE TAX-FREE BOND
================================================================================
Alabama, Arkansas, California, Florida, Georgia, Louisiana, Maryland, Massachusetts, Mississippi, New York, North Carolina, Pennsylvania, South Carolina, Tennessee, Texas, Virginia, Washington, West Virginia
--------------------------------------------------------------------------------

MONEY MARKET
================================================================================
MFS [Registration Mark] Cash Reserve Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Government Money Market Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Money Market Fund
--------------------------------------------------------------------------------

MFS [Registration Mark] WORLD      [Dalbar Logo]                Bulk Rate
TOTAL RETURN FUND                  TOP RATED SERVICE            U.S. Postage
                                                                P A I D
500 Boylston Street                                             Permit #55638
Boston, MA 02116                                                Boston, MA


[MFS Logo]
THE FIRST NAME IN MUTUAL FUNDS





                                                    MWT-2  12/95/25M  24/224/324

                                           PROSPECTUS -- March 1, 1996
MFS(R) UTILITIES FUND                      Class A Shares of Beneficial Interest
                                           Class B Shares of Beneficial Interest
(A member of the MFS Family of Funds(R))   Class C Shares of Beneficial Interest
-------------------------------------------------------------------------------
                                                                           Page
1. Expense Summary ......................................................   2
2. The Fund .............................................................   3
3. Condensed Financial Information ......................................   4
4. Investment Objective and Policies ....................................   6
5. Investment Techniques ................................................   7
6. Additional Risk Factors ..............................................  11
7. Management of the Fund ...............................................  14
8. Information Concerning Shares of the Fund ............................  16
      Purchases .........................................................  16
      Exchanges .........................................................  19
      Redemptions and Repurchases .......................................  20
      Distribution Plans ................................................  22
      Distributions .....................................................  24
      Tax Status ........................................................  24
      Net Asset Value ...................................................  24
      Description of Shares, Voting Rights and Liabilities ..............  24
      Performance Information ...........................................  25
      Expenses ..........................................................  26
9. Shareholder Services .................................................  26
   Appendix A ...........................................................  A-1
   Appendix B ...........................................................  B-1
   Appendix C ...........................................................  C-1

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

MFS UTILITIES FUND -- 500 Boylston Street, Boston, MA 02116 (617) 954-5000

This Prospectus pertains to MFS Utilities Fund (the "Fund"), a non-diversified series of MFS Series Trust VI (the "Trust"), an open-end management investment company consisting of three series. The Fund's investment objective, is to seek capital growth and current income (income above that available from a portfolio invested entirely in equity securities). The Fund seeks to achieve its objective by investing at least 65% of its assets under normal market conditions in equity and debt securities issued by domestic and foreign utility companies (see "Investment Objective and Policies"). The minimum initial investment generally is $1,000 per account (see "Information Concerning Shares of the Fund -- Purchases").

The Fund's investment adviser and distributor are Massachusetts Financial Services Company ("MFS" or the "Adviser") and MFS Fund Distributors, Inc. ("MFD"), respectively, both of which are located at 500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY, AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY FINANCIAL INSTITUTION. SHARES OF MUTUAL FUNDS ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED, AND WILL FLUCTUATE IN VALUE. YOU MAY RECEIVE MORE OR LESS THAN YOU PAID WHEN YOU REDEEM YOUR SHARES.

This Prospectus sets forth concisely the information concerning the Trust and the Fund that a prospective investor ought to know before investing. The Trust, on behalf of the Fund, has filed with the Securities and Exchange Commission (the "SEC") a Statement of Additional Information, dated March 1, 1996, as amended or supplemented from time to time (the "SAI"), which contains more detailed information about the Trust and the Fund and is incorporated into this Prospectus by reference. See page 28 for a further description of the information set forth in the SAI. A copy of the SAI may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number).

    INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

1.  EXPENSE SUMMARY

                                                                                  CLASS A           CLASS B           CLASS C
                                                                                  -------           -------           -------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Initial Sales Charge Imposed on Purchases of Fund Shares (as a
    percentage of offering price) ..........................................       4.75%             0.00%             0.00%
  Maximum Contingent Deferred Sales Charge (as a percentage of original
    purchase price or redemption proceeds, as applicable) ..................   See Below(1)          4.00%             0.00%

ANNUAL OPERATING EXPENSES OF THE FUND (AS A PERCENTAGE OF AVERAGE NET ASSETS):
  Management Fees (after applicable fee reduction)(2) ......................      0.375%             0.375%            0.375%
  Rule 12b-1 Fees ..........................................................       0.25%(3)           1.00%(4)          1.00%(4)
  Other Expenses ...........................................................       0.49%              0.55%             0.50%
                                                                                   ----               ----              ----
    Total Operating Expenses (after applicable expense reduction)(5)........      1.115%             1.925%            1.875%

----------
(1) Purchases of $1 million or more are not subject to an initial sales charge; however, a contingent deferred sales charge ("CDSC") of 1% will be imposed on such purchases in the event of certain redemption transactions within 12 months following such purchases (see "Information Concerning the Fund -- Purchases" below).

(2) The Adviser has voluntarily reduced the management fee to 0.375% of the Fund's average daily net assets for an indefinite period of time. Absent this reduction, the management fee would have been 0.70% of the Fund's average daily net assets for the fiscal year ended October 31, 1995. See "Management of the Fund" below.

(3) The Fund has adopted a Distribution Plan for its Class A shares in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), which provides that it will pay distribution/ service fees aggregating up to (but not necessarily all of) 0.35% per annum of the average daily net assets attributable to the Class A shares (see "Information Concerning the Fund -- Distribution Plans below"). Distribution fees under this Plan equal to 0.10% per annum of the average daily net assets attributable to Class A shares are not currently being imposed and will be imposed only upon approval by the Trust's Board of Trustees. Distribution expenses under this Plan, together with the initial sales charge, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge.

(4) The Fund has adopted separate Distribution Plans for its Class B and its Class C shares in accordance with Rule 12b-1 under the 1940 Act, which provide that it will pay distribution/service fees aggregating up to (but not necessarily all of) 1.00% per annum of the average daily net assets attributable to the Class B shares under the Class B Distribution Plan and the Class C shares under the Class C Distribution Plan (see "Information Concerning the Fund -- Distribution Plans" below). Distribution expenses paid under these Plans, together with any CDSC payable upon redemption of Class B shares, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge.

(5) Absent the fee reductions described above, "Total Operating Expenses" for Class A, Class B and Class C shares would have been 1.44%, 2.25% and 2.20%, respectively, of the Fund's average daily net assets attributable to such shares on an annualized basis.

                             EXAMPLE OF EXPENSES
                             -------------------

An investor would pay the following dollar amounts of expenses on a $1,000 investment in the Fund, assuming (a) a 5% annual return and (b) redemption at the end of each of the time periods indicated (unless otherwise noted):


  PERIOD                                                CLASS A                CLASS B          CLASS C
  ------                                                -------                -------          -------
                                                                                           (1)
   1 year ..........................................     $ 58             $ 60           $ 20             $ 19
   3 years .........................................       81               90             60               59
   5 years .........................................      106              124            104              101
  10 years .........................................      177              204(2)         204(2)           220

----------
(1) Assumes no redemption.
(2) Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.

    The purpose of the expense table is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. More complete descriptions of the following Fund expenses are set forth in the following sections of the Prospectus: (i) varying sales charges on share purchases -- "Purchases"; (ii) varying CDSCs -- "Purchases"; (iii) management fees -- "Investment Adviser"; and (iv) Rule 12b-1 (i.e., distribution plan) fees -- "Distribution Plans."

    THE "EXAMPLE" SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


2.  THE FUND
The Fund is a non-diversified series of the Trust, an open-end management investment company which was organized as a business trust under the laws of The Commonwealth of Massachusetts on April 30, 1990. The Trust presently consists of three series, each of which represents a portfolio with separate investment objectives and policies. Shares of the Fund are continuously sold to the public and the Fund then uses the proceeds to buy securities for its portfolio. Three classes of shares of the Fund currently are offered to the general public. Class A shares are offered at net asset value plus an initial sales charge (or a CDSC in the case of certain purchases of $1 million or more) and subject to a Distribution Plan, providing for an annual distribution fee and service fee. Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC and Distribution Plan providing for an annual distribution fee and service fee which are greater than the Class A annual distribution fee and service fee. Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares are offered at net asset value without an initial sales charge or a CDSC but subject to a Distribution Plan providing for an annual distribution fee and service fee which are equal to the Class B annual distribution fee and service fee. Class C shares do not convert to any other class of shares of the Fund.


The Trust's Board of Trustees provides broad supervision over the affairs of the Fund. A majority of the Trustees are not affiliated with the Adviser. The adviser is responsible for the management of the Fund's assets and the officers of the Trust are responsible for the Fund's operations. The Adviser manages the portfolio from day to day in accordance with the Fund's investment objective and policies. The selection of investments and the way they are managed depend on the conditions and trends in the utilities industry and in the economy and the financial marketplaces of the United States ("U.S.") and various countries of the world. The Fund also offers to buy back (redeem) its shares from its shareholders at any time at net asset value less any applicable CDSC.

3.  CONDENSED FINANCIAL INFORMATION
The following information has been audited since inception of the Fund and should be read in conjunction with financial statements included in the Fund's Annual Report to shareholders which are incorporated by reference into the SAI in reliance upon the report of the Fund's independent auditors, given upon their authority as experts in accounting and auditing. The Fund's independent auditors are Ernst & Young LLP.

                             FINANCIAL HIGHLIGHTS
                     CLASS A, CLASS B AND CLASS C SHARES


                                                                            YEAR ENDED OCTOBER 31,
                                                               ---------------------------------------------------
                                                                1995          1994          1993           1992*
                                                               ------        ------        ------         ------
                                                               CLASS A
------------------------------------------------------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value - beginning of period ..................       $ 7.00        $ 7.86        $ 6.68        $ 6.33
                                                                -----         -----         -----        ------
Income from investment operations# -
  Net investment income(#) . ...........................       $ 0.31        $ 0.33        $ 0.40        $ 0.17
  Net realized and  unrealized gain (loss) on
    investments and foreign currency transactions ......         1.22         (0.63)         1.19          0.30
                                                               ------         -----         -----         -----
      Total from investment operations .................       $ 1.53         (0.30)       $ 1.59        $ 0.47
                                                                -----         -----         -----        ------
Less distributions declared to shareholders -
  From net investment income ...........................        (0.33)        (0.35)        (0.38)        (0.12)
  From net realized gain on investments and foreign
    currency transactions ..............................          --          (0.21)        (0.03)          --
                                                                -----         -----         -----        ------
      Total distributions declared to shareholders .....       $(0.33)       $(0.56)       $(0.41)       $(0.12)
                                                                -----         -----         -----         -----
Net asset value - end of period ........................       $ 8.20        $ 7.00        $ 7.86        $ 6.68
                                                               ======        ======        ======        ======
TOTAL RETURN++  ........................................        22.48%        (3.89)%       24.39%        11.02%+

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA**:
  Expenses## ...........................................         0.83%         0.65%         0.65%         0.65%+
  Net investment income ................................         4.30%         4.58%         4.57%         5.44%+
PORTFOLIO TURNOVER .....................................          152%          115%          119%           63%
NET ASSETS AT END OF PERIOD (000 OMITTED) ..............      $52,474       $42,027       $43,423        $12,859

 *For the period from the commencement of investment operations, February 14, 1992 to October 31, 1992.
 +Annualized.
 #Per share data for the periods subsequent to October 31, 1993 is based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
++Total returns for Class A shares do not include the applicable sales charge. If the sales charge had been included, the results would have been lower.
**The investment adviser did not impose a portion of its management fee and agreed to reduce expenses of the Fund. If these expenses had been incurred by the Fund, the net investment income per share and the ratios would have been:
    Net investment income ..............................       $ 0.28        $ 0.28        $ 0.31         $ 0.13
    RATIOS (TO AVERAGE NET ASSETS):
      Expenses .........................................         1.23%         1.41%         1.68%          2.63%+
      Net investment income ............................         3.90%         3.82%         4.20%          3.46%+



                                                                                    YEAR ENDED OCTOBER 31,
                                                               ---------------------------------------------------------------
                                                                1995          1994          1993           1995        1994***
                                                               ------        ------        ------         ------       -------
                                                               CLASS B                                    CLASS C
------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value - beginning of period .....................    $ 6.98        $ 7.84        $ 7.83          $ 6.99       $ 7.48
                                                               ------        ------        ------          ------       ------
Income from investment operations# -
  Net investment income* ..................................    $ 0.24        $ 0.25        $ 0.05          $ 0.24       $ 0.25
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions .........      1.22         (0.63)         0.01            1.21        (0.54)
                                                               ------        ------        ------          ------       ------
      Total from investment operations ....................    $ 1.46        $(0.38)       $ 0.06          $ 1.45        (0.29)
                                                               ------        ------        ------          ------        -----
Less distributions declared to shareholders -
  From net investment income ..............................    $(0.26)       $(0.27)       $(0.05)         $(0.26)      $(0.20)
  From net realized gain on investments and
    foreign currency transactions .........................       --          (0.21)          --              --           --
                                                               ------        ------        ------          ------        -----
      Total distributions declared to shareholders ........    $(0.26)       $(0.48)       $(0.05)         $(0.26)      $(0.20)
                                                               ------        ------        ------          ------        -----
Net asset value - end of period ...........................    $ 8.18        $ 6.98        $ 7.84          $ 8.18       $ 6.99
                                                               ======        ======        ======          ======       ======
TOTAL RETURN ..............................................     21.43%        (4.92)%        0.69%++        21.19%       (3.87)%++

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA*:
  Expenses## ..............................................      1.74%         1.72%          1.50%+         1.81%        1.65%+
  Net investment income ...................................      3.33%         3.51%          1.80%+         3.23%        3.56%+

PORTFOLIO TURNOVER ........................................       152%          115%           119%           152%         115%
NET ASSETS AT END OF PERIOD (000 OMITTED) .................   $33,239       $19,774        $ 5,412         $4,943       $2,399

  *The investment adviser did not impose a portion of its management fee and agreed to reduce expenses of the Fund. If these expenses had been incurred by the Fund, the net investment income per share and the ratios would have been:
 **For the period from the commencement of offering of Class B shares, September 7, 1993 to October 31, 1993.
***For the period from the commencement of offering of Class C shares, January 3, 1994 to October 31, 1994.
  +Annualized.
 ++Not annualized.
  #Per share data for the periods subsequent to October 31, 1993 is based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

    Net investment income (loss) ..........................    $ 0.21       $  0.20        $ (0.07)        $ 0.21       $ 0.20
    RATIOS (TO AVERAGE NET ASSETS):
      Expenses ............................................      2.14%         2.48%          3.27%+         2.21%         2.41%+
      Net investment income ...............................      2.93%         2.74%          1.53%+         2.83%         2.80%+


4.  INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE -- The Fund's investment objective is to seek capital growth and current income (income above that available from a portfolio invested entirely in equity securities). Any investment involves risk and there can be no assurance that the Fund will achieve its investment objective.

INVESTMENT POLICIES --

    INVESTMENT IN THE UTILITIES INDUSTRY: Fund will seek to achieve its objective by investing, under normal circumstances, at least 65% (but up to 100% at the discretion of the Adviser) of its assets in equity and debt securities of both domestic and foreign companies in the utilities industry. Equity securities in which the Fund may invest include common stocks, preferred stocks, securities convertible into common stocks or preferred stocks, and warrants to purchase common or preferred stocks. At least 80% of the debt securities held by the Fund will be rated at the time of investment at least Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P") or by Fitch Investors Service, Inc. ("Fitch") or will be of comparable quality as determined by the Adviser (see "Additional Risk Factors -- Lower Rated Debt Securities" below for a discussion of securities rated Baa or BBB and securities rated below Baa and BBB (commonly referred to as "junk bonds")). The Fund may also invest in debt and equity securities of issuers in other industries, as discussed below. In addition, the Fund may hold a portion of its assets in cash and money market instruments.


Companies in the utilities industry include (i) companies engaged in the manufacture, production, generation, transmission, sale or distribution of electric, gas or other types of energy, water or other sanitary services and
(ii) companies engaged in telecommunications, including telephone, cellular telephones, telegraph, satellite, microwave, cable television and other communications media (but not companies engaged in public broadcasting). The Adviser deems a particular company to be in the utilities industry if, at the time of investment, the Adviser determines that at least 50% of the company's assets or revenues are derived from one or more of those industries.


The portion of the Fund's assets invested in a particular type of utility and in equity or debt securities will vary in light of changes in interest rates, market conditions and economic conditions and other factors. The Fund may invest in foreign securities, including non-dollar denominated securities, although under normal circumstances it is not expected that more than 35% of the Fund's assets will be so invested (not including American Depositary Receipts). Securities that are issued by foreign companies or are denominated in foreign currencies are subject to the risks outlined below under "Additional Risk Factors -- Foreign Securities." For further information on the principal sectors of the utilities industry in which the Fund may invest, see Appendix B.

    INVESTMENT OUTSIDE THE UTILITIES INDUSTRY: The Fund is permitted to invest in securities of issuers that are outside the utilities industry, although under normal circumstances not more than 35% of the Fund's assets will be so invested. Such investments may include common stocks, debt securities (including municipal debt securities) and preferred stocks and will be selected to meet the Fund's investment objective of both capital appreciation and current income. These securities may be issued by either U.S. or non-U.S. companies. Some of these issuers may be in industries related to the utilities industry and, therefore, may be subject to similar risks. Investments outside the utilities industry may also include securities that are issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities ("Government Securities"). See "Investment Techniques -- Government Securities" below.

When and if available, Government Securities may be purchased at a discount from face value. However, the Fund does not intend to hold such securities to maturity for the purpose of achieving potential capital gains, unless current yields on these securities remain attractive.


Government Securities do not generally involve the credit risks associated with other types of interest bearing securities, although, as a result, the yields available from Government Securities are generally lower than the yields available from corporate interest bearing securities. Like other interest bearing securities, however, the values of Government Securities change as interest rates fluctuate as noted under "Risk Factors -- Lower Rated Debt Securities."

When unfavorable economic or market conditions exist, the Fund may, until favorable conditions return, invest up to 75% of its assets in cash (or foreign currency), cash equivalents (such as certificates of deposit, bankers' acceptances and time deposits), commercial paper, short-term obligations, repurchase agreements and obligations issued or guaranteed by the U.S. or any foreign government or any of their agencies, authorities or instrumentalities.


5.  INVESTMENT TECHNIQUES
Consistent with the Fund's investment objective and policies, the Fund may engage in the following investment techniques, many of which are described more fully in the SAI. See "Investment Objective, Policies and Restrictions" in the SAI.

    GOVERNMENT SECURITIES: The Fund may invest in securities that are issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities, including: (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance -- U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to 10 years) and U.S. Treasury bonds (generally maturities of greater than 10 years), all of which are backed by the full faith and credit of the U.S. Government; and (2) obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the Government National Mortgage Association ("GNMA"), some of which are supported by the right of the issuer to borrow from the U.S. Government but are not guaranteed by the U.S. Government, e.g., obligations of Federal Home Loan Banks, and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association. Government Securities also include interests in trusts or other entities representing interests in obligations that are backed by the full faith and credit of the U.S. Government or are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.

    REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements in order to earn income on available cash or as a temporary defensive measure. Under a repurchase agreement, the Fund acquires securities subject to the seller's agreement to repurchase at a specified time and price. If the seller becomes subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's right to liquidate the securities may be restricted (during which time the value of the securities could decline). As discussed in the SAI, the Fund has adopted certain procedures intended to minimize risk.

    LENDING OF SECURITIES: The Fund may seek to increase its income by lending portfolio securities. Such loans will usually be made to member firms (and subsidiaries thereof) of the New York Stock Exchange (the "Exchange") and to member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, Government Securities or an irrevocable letter of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund will continue to collect the equivalent of interest on the securities loaned and will also receive either interest (through investment of cash collateral) or a fee (if the collateral is Government Securities). As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to entities deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk.


    ZERO COUPON BONDS: Debt securities in which the Fund may invest also include zero coupon bonds. Zero coupon bonds are debt obligations which are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity, at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds do not require the periodic payment of interest. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.


    COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH
SECURITIES: The Fund may invest a portion of its assets in collateralized mortgage obligations ("CMOs") which are debt obligations collateralized by mortgage loans or mortgage pass-through securities (such collateral is collectively referred to as "Mortgage Assets"). The Fund may also invest a portion of its assets in multiclass pass-through securities which are interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. The Fund may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds").

    MORTGAGE PASS-THROUGH SECURITIES: The Fund may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the GNMA); or guaranteed by U.S. Government-sponsored corporations (such as the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation, which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers).


    CORPORATE ASSET-BACKED SECURITIES: The Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card or automobile loan receivables, representing the obligations of a number of different parties. Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Most isssuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection; and
(ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an instrument in such a security.

    "WHEN-ISSUED" SECURITIES: The Fund may purchase securities on a "when-issued" or on a "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date usually beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. The Fund does not pay for the securities until received, and does not start earning interest on the securities until the contractual settlement date. In order to invest its assets immediately, while awaiting delivery of securities purchased on such bases, the Fund will normally invest in cash, short-term money market instruments and high quality debt securities. Although the Fund does not intend to make such purchases for speculative purposes, purchases of securities on such bases may involve more risk than other types of purchases.


    INDEXED SECURITIES: The Fund may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices, or other financial indicators. Most indexed securities are short to intermediate term fixed-income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself.


    MORTGAGE "DOLLAR ROLL" TRANSACTIONS: The Fund may enter into mortgage "dollar roll" transactions with selected banks and broker-dealers pursuant to which the Fund sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The Fund will only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction.


    BRADY BONDS: The Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas P. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Jordan, Mexico, Nigeria, Panama, the Philippines, Poland, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts consitituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

    EMERGING MARKET SECURITIES: Consistent with the Fund's objective and policies, the Fund may invest in securities of issuers whose principal activities are located in emerging market countries. Emerging market countries include any country determined by the Adviser to have an emerging market economy, taking into account a number of factors, including whether the country has a low- to middle-income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The Adviser determines whether an issuer's principal activities are located in an emerging market country by considering such factors as its country of organization, the principal trading market for its securities and the source of its revenues and assets. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; or (e) the issuer has 50% or more of its assets in that country.

    AMERICAN DEPOSITARY RECEIPTS: The Fund may invest in American Depositary Receipts ("ADRs") which are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. Because ADRs trade on United States securities exchanges, the Adviser does not treat them as foreign securities. However, they are subject to many of the risks of foreign securities such as changes in exchange rates and more limited information about foreign issuers (see "Additional Risk Factors -- Foreign Securities" below).

    RESTRICTED SECURITIES: The Fund may also purchase securities that are not registered under the Securities Act of 1933 ("1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). The Trust's Board of Trustees determines, based upon a continuing review of the trading markets for a specific Rule 144A security, whether such security is liquid and thus not subject to a Fund's limitation on investing not more than 10% of its net assets in illiquid investments. The Board of Trustees has adopted guidelines and delegated to MFS the daily function of determining and monitoring the liquidity of Rule 144A securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Board will carefully monitor the Fund's investments in Rule 144A securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of decreasing the level of liquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities held in the Fund's portfolio. Subject to the Fund's 10% limitation on investments in illiquid investments, the Fund may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, the Fund might not be able to sell these securities when the Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.


    OPTIONS ON STOCK INDICES: The Fund may write (sell) covered call and put options and purchase call and put options on domestic and foreign stock indices ("Stock Index Options"). The Fund may write such options for the purpose of increasing its gross income and protecting its portfolio against declines in the value of securities it owns or increases in the value of securities to be acquired. When the Fund writes an option on a stock index, and the value of the index moves adversely to the holder's position, the option will not be exercised, and the Fund will either close out the option at a profit or allow it to expire unexercised. The Fund will thereby retain the amount of the premium, which will increase its gross income and offset part of the reduced value of portfolio securities or the increased cost of securities to be acquired. Such transactions, however, will constitute only partial hedges against adverse price fluctuations, since any such fluctuations will be offset only to the extent of the premium received by the Fund for the writing of the option. In addition, if the value of an underlying index moves adversely to the Fund's option position, the option may be exercised, and the Fund will experience a loss which may only be paritally offset by the amount of the premium received.


The Fund may also purchase a Stock Index Option in order to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance. The Fund's possible loss in either case will be limited to the premium paid for the Stock Index Option, plus related transaction costs. See "Risk Factors -- Options, Futures Contracts and Forward Contracts" below and the SAI for further information on Stock Index Options and the risks associated therewith.

    FUTURES CONTRACTS: The Fund may enter into contracts for the purchase or sale for future delivery of fixed income securities or foreign currencies or contracts based on indices of foreign currencies or fixed income securities including municipal bond indices (as such instruments become available for trading) as well as stock index futures contracts (collectively "Futures Contracts"). Such transactions may be entered into for hedging purposes, in order to protect the Fund's current or intended investments from the effects of changes in interest or exchange rates or declines in the stock market, as well as for non-hedging purposes to the extent permitted by applicable law. The Fund will incur brokerage fees when it purchases and sells Futures Contracts, and will be required to maintain margin deposits. In addition, Futures Contracts entail risks. Although the Adviser believes that use of such contracts will benefit the Fund, if its investment judgment about the general direction of interest, exchange rates or the stock market is incorrect, the Fund's overall performance may be poorer than if it had not entered into any such contract and the Fund may realize a loss. The Fund will not enter into any Futures Contract if immediately thereafter the value of securities and other obligations underlying all such Futures Contracts would exceed 50% of the value of its total assets.

    OPTIONS ON FUTURES CONTRACTS: The Fund may also purchase and write options on Futures Contracts ("Options on Futures Contracts") for hedging purposes in order to protect against declines in the value of portfolio securities or against increases in the cost of such securities to be acquired, as well as for non-hedging purposes to the extent permitted by applicable law. Purchases of Options on Futures Contracts may present less risk in hedging the portfolio of the Fund than the purchase or sale of the underlying Futures Contracts, since the potential loss is limited to the amount of the premium paid for the option, plus related transaction costs. The writing of such options, however, does not present less risk than the trading of Futures Contracts, and will constitute only a partial hedge, up to the amount of the premium received, less related transaction costs. In addition, if an option is exercised, the Fund may suffer a loss on the transaction.

    FORWARD CONTRACTS: The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date ("Forward Contracts"). The Fund may enter into Forward Contracts for hedging purposes as well as for non-hedging purposes (i.e., speculative purposes). By entering into transactions in Forward Contracts, however, the Fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of Forward Contracts entered into for non-hedging purposes, the Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative. Forward Contracts are traded over-the-counter and not on organized commodities or securities exchanges. As a result, Forward Contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in Futures Contracts or options traded on exchanges. The Fund may choose to, or be required to, receive delivery of the foreign currencies underlying Forward Contracts it has entered into. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time. The Fund may also enter into a Forward Contract on one currency to hedge against risk of loss arising from fluctuations in the value of a second currency (referred to as a "cross hedge") if, in the judgment of the Adviser, a reasonable degree of correlation can be expected between movements in the values of the two currencies. The Fund has established procedures consistent with statements of the SEC and its staff regarding the use of Forward Contracts by registered investment companies, which requires use of segregated assets or "cover" in connection with the purchase and sale of such contracts.

    OPTIONS ON FOREIGN CURRENCIES: The Fund may also purchase and write options on foreign currencies ("Options on Foreign Currencies") for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. As in the case of other types of options, however, the writing of an Option on Foreign Currency will constitute only a partial hedge, up to the amount of the premium received, and the Fund may be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an Option on Foreign Currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium paid for the option plus related transaction costs. The Fund may also choose to, or be required to, receive delivery of the foreign currencies underlying Options on Foreign Currencies it has entered into. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time.

6.  ADDITIONAL RISK FACTORS
    UTILITY COMPANIES: Since the Fund's investments are concentrated in utility securities, the value of the shares of the Fund will be especially affected by factors peculiar to the utilities industry, and may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries. The rates many utility companies may charge their customers are controlled by governmental regulatory commissions which may result in a delay in the utility company passing along increases in costs to its customers. Furthermore, there is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on common stocks. Many utility companies, especially electric and gas and other energy related utility companies, are subject to various uncertainties, including: risks of increases in fuel and other operating costs; the high cost of borrowing to finance capital construction during inflationary periods; difficulty obtaining adequate returns on invested capital, even if frequent rate increases are approved by public service commissions; restrictions on operations and increased costs and delays as a result of environmental and nuclear safety regulations; securing financing for large construction projects during an inflationary period; difficulties of the capital markets in absorbing utility debt and equity securities; difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets; technological innovations which may render existing plants, equipment or products obsolete; the potential impact of natural or man-made disasters; difficulties in obtaining natural gas for resale or fuel for electric generation at reasonable prices; coping with the general effects of energy conservation, particularly in light of changing policies regarding energy; and special risks associated with the construction and operation of nuclear power generating facilities, including technical factors and costs, and the possibility that federal, state and municipal government authorities may from time to time review existing requirements and impose additional requirements. Certain utility companies, especially gas and telephone utility companies, have in recent years been affected by increased competition, which could adversely affect the profitability of such utility companies. Furthermore, there are uncertainties resulting from certain telecommunications companies' diversification into new domestic and international businesses as well as agreements by many such companies linking future rate increases to inflation or other factors not directly related to the active operating profits of the enterprise.


    FOREIGN UTILITY COMPANIES: Foreign utility companies are also subject to regulation, although such regulations may or may not be comparable to those in the U.S. Foreign utility companies may be more heavily regulated by their respective governments than utilities in the U.S. and, as in the U.S., generally are required to seek government approval for rate increases. In addition, since many foreign utilities use fuel that causes more pollution than those used in the U.S., such utilities may be required to invest in pollution control equipment to meet any proposed pollution restrictions. Foreign regulatory systems vary from country to country and may evolve in ways different from regulation in the U.S.


    FOREIGN SECURITIES: The Fund may invest in foreign securities. Under normal circumstances, the Fund may invest up to 35% (and expects generally to invest between 10% to 35%) of its total assets in foreign securities (not including ADRs). Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. These include changes in currency rates, exchange control regulations, governmental administration, economic or monetary policy (in the U.S. or abroad) or circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. Special considerations also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets are generally less liquid, more volatile and less subject to government supervision than in the U.S. Investments in foreign countries are generally affected by other factors including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations and are generally subject to extended settlement periods. The Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. The Fund may also hold foreign currency in anticipation of purchasing foreign securities.

    EMERGING MARKET SECURITIES: The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in value of the portfolio security, a decrease in the level of liquidity in the Fund's portfolio, or if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. Certain markets may require payment for securities before delivery and in such markets the Fund bears the risk that the securities will not be delivered and that the Fund's payments will not be returned. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions against repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Fund.


    LOWER RATED DEBT SECURITIES: Securities rated BBB by S&P or Fitch or Baa by Moody's (and comparable unrated securities), while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than higher rated securities. If a security purchased by the Fund is subsequently downgraded to below BBB by S&P or Fitch or Baa by Moody's (or comparable standards for unrated securities), the security will be sold only if the Adviser believes it is advantageous to do so.


As indicated above, up to 20% of the debt securities held by the Fund may be bonds rated Ba or lower by Moody's or BB or lower by S&P or Fitch and comparable unrated securities (commonly known as "junk bonds"). No minimum rating standard is required by the Fund. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories. However, since yields vary over time, no specific level of income can ever be assured. These lower rated high yielding fixed income securities generally tend to reflect economic changes and short-term corporate and industry developments to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates. These lower rated fixed income securities are also affected by changes in interest rates, the market's perception of their credit quality, and the outlook for economic growth. In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. During certain periods, the higher yields on the Fund's lower rated high yielding fixed income securities are paid primarily because of the increased risk of loss of principal and income, arising from such factors as the heightened possibility of default or bankruptcy of the issuers of such securities. Due to the fixed income payments of these securities, the Fund may continue to earn the same level of interest income while its net asset value declines due to portfolio losses, which could result in an increase in the Fund's yield despite the actual loss of principal. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Therefore, judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities. See Appendix C for a further description of these and other bond ratings and see "Investment Objective, Policies and Restrictions -- Risk of Investing in Lower Rated Bonds" in the SAI for further information on these lower rated securities.


The value of debt securities, including utility debt securities and Government Securities, generally has an inverse relationship to the movement of interest rates and, to the extent the Fund invests in debt securities, the value of the Fund's shares will also have this relationship.


    NON-DIVERSIFIED STATUS: The Fund has registered as a "non-diversified" investment company. As a result, the proportion of its assets that may be invested in the securities of any one issuer is limited only by the Fund's own investment restrictions and the diversification requirements of the Internal Revenue Code of 1986, as amended (the "Code"). Government Securities are not subject to any investment limitation. Since the Fund may invest a relatively high percentage of its assets in a limited number of issuers, the Fund will be more susceptible to any single economic, political or regulatory occurrence and to the financial conditions of the issuers in which it invests.

    OPTIONS, FUTURES CONTRACTS AND FORWARD CONTRACTS: Although the Fund will enter into certain transactions in Futures Contracts, Options on Futures Contracts and Options on Foreign Currencies for hedging purposes, such transactions nevertheless involve certain risks. For example, a lack of correlation between the instrument or index underlying a Stock Index Option or Futures Contract and the assets being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful and could result in losses. The Fund also may enter into transactions in such instruments for non-hedging purposes, to the extent permitted by applicable law which involves greater risk. In particular, such transactions may result in losses for the Fund which are not offset by gains on other portfolio positions, thereby reducing gross income. In addition, foreign currency markets may be extremely volatile from time to time. There also can be no assurance that a liquid secondary market will exist for any contract purchased or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses. The SAI contains a description of the nature and trading mechanics of Stock Index Options, Futures Contracts, Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies, and includes a discussion of the risks related to transactions therein.


Transactions in Forward Contracts may be entered into only in the over-the-counter market. Futures Contracts and Options on Futures Contracts may be entered into on U.S. exchanges regulated by the Commodity Futures Trading Commission and on foreign exchanges. In addition, the securities underlying Stock Index Options, Futures Contracts and Options on Futures Contracts traded by the Fund will include both domestic and foreign securities.

                           ------------------------

Because of the Fund's significant investments in the utilities industry and the risks discussed above, an investment in shares of the Fund should not be considered a complete investment program. Each prospective purchaser should take into account his investment objectives as well as his other investments when considering the purchase of shares of the Fund.

                           ------------------------


PORTFOLIO TRADING -- The primary consideration in placing portfolio security transactions with broker-dealers is execution at the most favorable prices. Consistent with the forgoing primary consideration, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (the "NASD") and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund and of the other investment company clients of MFD, the Fund's distributor, as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. From time to time, the Adviser may direct certain portfolio transactions to broker-dealer firms which, in turn, have agreed to pay a portion of the Fund's operating expenses (e.g., fees charged by the custodian of the Fund's assets). For a further discussion of portfolio trading, see "Portfolio Transactions and Brokerage Commissions" in the SAI.

The portfolio will be managed actively and the selection of securities modified as the Adviser deems necessary. Although the Fund does not intend to seek short-term profits, securities in its portfolio will be sold whenever the Adviser believes it is appropriate to do so without regard to the length of time the particular asset may have been held. For the fiscal year ended October 31, 1995, the Fund had a portfolio turnover rate in excess of 100%. Transaction costs incurred by the Fund and the realized capital gains and losses of the Fund may be greater than a fund with a lesser portfolio turnover rate.

The investment objective and policies described above are not fundamental and may be changed without shareholder approval. A change in the Fund's investment objective may result in the Fund having an investment objective different from the objective which the shareholder considered appropriate at the time of investment in the Fund.

The SAI includes a discussion of investment policies and a listing of specific investment restrictions which govern the Fund's investment policies. The specific investment restrictions listed in the SAI may be changed without shareholder approval unless indicated otherwise (see "Investment Objective, Policies and Restrictions -- Investment Restrictions" in the SAI).

The Fund's investment limitations, policies and rating standards are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

7.  MANAGEMENT OF THE FUND
INVESTMENT ADVISER -- The Adviser manages the Fund pursuant to an Investment Advisory Agreement, dated September 1, 1993 (the "Advisory Agreement"). The Adviser provides the Fund with overall investment advisory and administrative services, as well as general office facilities. Maura A. Shaughnessy, a Vice President of the Adviser, has been the Fund's portfolio manager since 1992. Ms. Shaughnessy has been employed as a portfolio manager by the Adviser since 1991. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For its services and facilities, the Adviser is entitled to receive a management fee, computed and paid monthly, in an amount equal to the sum of 0.375% of the Fund's average daily net assets and 6.25% of the Fund's gross income (i.e., income other than gains from the sale of securities, gains from options and futures transactions, premium income from options written and gains from foreign exchange transactions) of the Fund for its then-current fiscal year. Commencing March 1, 1995, the Adviser voluntarily agreed to reduce the management fee to 0.375% of the Fund's average daily net assets. This voluntary fee reduction may be rescinded at any time without notice to shareholders as to the fee accruing after the date of such rescission. Prior to March 1, 1995, the Adviser voluntarily agreed to reduce the management fee to 0% of the Fund's average daily net assets.

For the Fund's fiscal year ended October 31, 1995, MFS received management fees totalling $219,400. If MFS had not reduced its management fee, MFS would have received management fees of $505,241 (of which $270,402 would have been based on average daily net assets and $234,839 on gross income), equivalent to 0.70% of the Fund's average daily net assets.

MFS also serves as investment adviser to each of the other funds in the MFS Family of Funds (the "MFS Funds") and to MFS(R) Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust, MFS Special Value Trust, MFS Institutional Trust, MFS Union Standard Trust, MFS Variable Insurance Trust, MFS/Sun Life Series Trust, Sun Growth Variable Annuity Fund, Inc. and seven variable accounts, each of which is a registered investment company established by Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)") in connection with the sale of various fixed/variable annuity contracts. MFS and its wholly owned subsidiary, MFS Asset Management, Inc., provide investment advice to substantial private clients.

MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the U.S., Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $43.2 billion on behalf of approximately 1.8 million investor accounts as of January 31, 1996. As of such date, the MFS organization managed approximately $18.7 billion of assets invested in equity securities and approximately $20.6 billion of assets invested in fixed income securities. Approximately $3.8 billion of the assets managed by MFS are invested in securities of foreign issuers. MFS is a wholly owned subsidiary of Sun Life of Canada (U.S.), which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life"). The Directors of MFS are A. Keith Brodkin, Jeffrey L. Shames, Arnold D. Scott, John D. McNeil and John R. Gardner. Mr. Brodkin is the Chairman of MFS, Mr. Shames is the President of MFS and Mr. Scott is a Senior Executive Vice President and the Secretary of MFS. Messrs. McNeil and Gardner are the Chairman and the President, respectively, of Sun Life. Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the U.S. since 1895, establishing a headquarters office here in 1973. The executive officers of MFS report to the Chairman of Sun Life.


A. Keith Brodkin, the Chairman and a Director of MFS, is also the Chairman, President and Trustee of the Trust. W. Thomas London, Stephen E. Cavan, James
O. Yost and James R. Bordewick, Jr., all of whom are officers of MFS, are officers of the Trust.


MFS has established a strategic alliance with Foreign & Colonial Management Ltd. ("Foreign & Colonial"). Foreign & Colonial is a subsidiary of two of the world's oldest financial services institutions, the London-based Foreign & Colonial Investment Trust PLC, which pioneered the idea of investment management in 1868, and HYPO-BANK (Bayerische Hypotheken-und Wechsel-Bank AG), the oldest publicly listed bank in Germany, founded in 1835. As part of this alliance, the portfolio managers and investment analysts of MFS and Foreign & Colonial will share their views on a variety of investment related issues, such as the economy, securities markets, portfolio securities and their issuers, investment recommendations, strategies and techniques, risk analysis, trading strategies and other portfolio management matters. MFS will have access to the extensive international equity investment expertise of Foreign & Colonial, and Foreign & Colonial will have access to the extensive U.S. equity investment expertise of MFS. One or more MFS investment analysts are expected to work for an extended period with Foreign & Colonial's portfolio managers and investment analysts at their offices in London. In return, one or more Foreign & Colonial employees are expected to work in a similar manner at MFS' Boston offices.

In certain instances there may be securities which are suitable for the Fund's portfolio as well as for portfolios of other clients of MFS or clients of Foreign & Colonial. Some simultaneous transactions are inevitable when several clients receive investment advice from MFS and Foreign & Colonial, particularly when the same security is suitable for more than one client. While in some cases this arrangement could have a detrimental effect on the price or availability of the security as far as the Fund is concerned, in other cases, however, it may produce increased investment opportunities for the Fund.

DISTRIBUTOR -- MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the Fund and also serves as distributor for each of the other MFS Funds.


SHAREHOLDER SERVICING AGENT -- MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, performs transfer agency, certain dividend disbursing agency and other services for the Fund.




8.  INFORMATION CONCERNING SHARES OF THE FUND

PURCHASES
Shares of the Fund may be purchased at the public offering price through any dealer and other financial institutions ("dealers") having a selling agreement with MFD. Dealers may also charge their customers fees relating to investments in the Fund.

The Fund offers three classes of shares (Class A, Class B and Class C shares) which bear sales charges and distribution fees in different forms and amounts, as described below:

CLASS A SHARES: Class A shares are generally offered at net asset value plus an initial sales charge, but in certain cases are offered at net asset value without an initial sales charge but subject to a CDSC.

    PURCHASES SUBJECT TO INITIAL SALES CHARGE. Class A shares are offered at net asset value plus an initial sales charge as follows:

                                            SALES CHARGE* AS
                                             PERCENTAGE OF:
                                    --------------------------------     DEALER ALLOWANCE
                                                        NET AMOUNT       AS A PERCENTAGE
AMOUNT OF PURCHASE                  OFFERING PRICE       INVESTED       OF OFFERING PRICE
------------------                  --------------      ----------      -----------------
Less than $100,000 .................     4.75%             4.99%               4.00%
$100,000 but less than $250,000 ....     4.00              4.17                3.20
$250,000 but less than $500,000 ....     2.95              3.04                2.25
$500,000 but less than $1,000,000 ..     2.20              2.25                1.70
$1,000,000 or more .................     None**            None**           See Below**

----------
 *Because of rounding in the calculation of offering price, actual sales charges may be more or less than those calculated using the percentages above.
**A CDSC will apply to such purchases, as discussed below.


MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price, as shown in the above table. In the case of the maximum sales charge, the dealer retains 4% and MFD retains approximately 3/4 of 1% of the public offering price. The sales charge may vary depending on the number of shares of the Fund as well as certain other MFS Funds owned or being purchased, the existence of an agreement to purchase additional shares during a 13-month period (or 36-month period for purchases of $1 million or more) or other special purchase programs. A description of the Right of Accumulation, Letter of Intent and Group Purchase privileges by which the sales charge may be reduced is set forth in the SAI.

    PURCHASES SUBJECT TO A CDSC (but not subject to an initial sales charge). In the following two circumstances, Class A shares are also offered at net asset value without an initial sales charge but subject to a CDSC, equal to 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares, in the event of a share redemption within 12 months following the purchase:

    (i) on investments of $1 million or more in Class A shares; and

    (ii) on investments in Class A shares by certain retirement plans subject to the Employee Retirement Income Security Act of 1974, as amended, if the sponsoring organization demonstrates to the satisfaction of MFD that either (a) the employer has at least 25 employees or (b) the aggregate purchases by the retirement plan of Class A shares of the MFS Funds will be in an amount of at least $250,000 within a reasonable period of time, as determined by MFD in its sole discretion.

In the case of such purchases, MFD will pay a commission to dealers as follows: 1% on sales up to $5 million, plus 0.25% on the amount in excess of $5 million. Purchases of $1 million or more for each shareholder account will be aggregated over a 12-month period (commencing from the date of the first such purchase) for purposes of determining the level of commissions to be paid during the period with respect to such account. In addition, with respect to sales to retirement plans under the second circumstance described above, MFD may pay a commission, on sales in excess of $5 million to certain retirement plans, of 1% to certain dealers which, at MFD's invitation, enter into an agreement with MFD in which the dealer agrees to return any commission paid to it on the sale (or on a pro rata portion thereof) if the shareholder redeems his or her shares within a period of time after purchase as specified by MFD.

See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" below for further discussion of the CDSC.

    WAIVERS OF INITIAL SALES CHARGE AND CDSC. In certain circumstances, the initial sales charge imposed upon purchases of Class A shares and the CDSC imposed upon redemptions of Class A shares is waived. These circumstances are described in Appendix A to this Prospectus.

CLASS B SHARES: Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC upon redemption as follows:

                       YEAR OF                                    CONTINGENT
                      REDEMPTION                                DEFERRED SALES
                    AFTER PURCHASE                                  CHARGE
                    --------------                             ---------------
  First ......................................................        4%
  Second .....................................................        4%
  Third ......................................................        3%
  Fourth .....................................................        3%
  Fifth ......................................................        2%
  Sixth ......................................................        1%
  Seventh and following ......................................        0%

The CDSC imposed is assessed against the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. No CDSC is assessed against shares acquired through the automatic reinvestment of dividends or capital gain distributions.

MFD will pay commissions to dealers of 3.75% of the purchase price of Class B shares purchased through dealers. MFD will also advance to dealers the first year service fee payable under the Fund's Class B Distribution Plan (see "Distribution Plans" below) at a rate equal to 0.25% of the purchase price of such shares. Therefore, the total amount paid to a dealer upon the sale of Class B shares is 4% of the purchase price of the shares (commission rate of 3.75% plus a service fee equal to 0.25% of the purchase price).

See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" below for further discussion of the CDSC.

    WAIVERS OF CDSC. In certain circumstances, the CDSC imposed upon redemption of Class B shares is waived. These circumstances are described in Appendix A to this Prospectus.

    CONVERSION OF CLASS B SHARES. Class B shares of the Fund that remain outstanding for approximately eight years will convert to Class A shares of the Fund. Shares purchased through the reinvestment of distributions paid in respect of Class B shares will be treated as Class B shares for purposes of the payment of the distribution and service fees under the Distribution Plan applicable to Class B shares. See "Distribution Plans" below. However, for purposes of conversion to Class A shares, all shares in a shareholder's account that were purchased through the reinvestment of dividends and distributions paid in respect of Class B shares (and which have not converted to Class A shares as provided in the following sentence) will be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, a portion of the Class B shares then in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares not acquired through reinvestment of dividends and distributions that are converting to Class A shares bear to the shareholder's total Class B shares not acquired through reinvestment. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that such conversion will not constitute a taxable event for federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class B shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

CLASS C SHARES: Class C shares are offered at net asset value without an initial sales charge or a CDSC. Class C shares do not convert to any other class of shares of the Fund. The maximum investment in Class C shares that may be made is $5,000,000 per transaction.

Class C shares are not currently available for purchase by any retirement plan qualified under Sections 401(a) or 403(b) of the Code, if the retirement plan and/or the sponsoring organization subscribe to the MFS FUNDamental 401(k) Plan or another similar recordkeeping program made available by the Shareholder Servicing Agent.

GENERAL: The following information applies to purchases of all classes of the Fund's shares.

    MINIMUM INVESTMENT. Except as described below, the minimum initial investment is $1,000 per account and the minimum additional investment is $50 per account. Accounts being established for monthly automatic investments and under payroll savings programs and tax-deferred retirement programs (other than IRAs) involving the submission of investments by means of group remittal statements are subject to a $50 minimum on initial and additional investments per account. The minimum initial investment for IRAs is $250 per account and the minimum additional investment is $50 per account. Accounts being established for participation in the Automatic Exchange Plan are subject to a $50 minimum on initial and additional investments per account. There are also other limited exceptions to these minimums for certain tax-deferred retirement programs. Any minimums may be changed at any time at the discretion of MFD. The Fund reserves the right to cease offering its shares at any time.

    RIGHT TO REJECT PURCHASE ORDERS/MARKET TIMING. Purchases and exchanges should be made for investment purposes only. The Fund and MFD each reserve the right to reject any specific purchase order or to restrict purchases by a particular purchaser (or group of related purchasers). The Fund or MFD may reject or restrict any purchases by a particular purchaser or group, for example, when such purchase is contrary to the best interests of the Fund's other shareholders or otherwise would disrupt the management of the Fund.

MFD may enter into an agreement with shareholders who intend to make exchanges among certain classes of shares of certain MFS Funds (as determined by MFD) which follow a timing pattern, and with individuals or entities acting on such shareholders' behalf (collectively, "market timers"), setting forth the terms, procedures and restrictions with respect to such exchanges. In the absence of such an agreement, it is the policy of the Fund and MFD to reject or restrict purchases by market timers if (i) more than two exchange purchases are effected in a timed account in the same calendar quarter or (ii) a purchase would result in shares being held in timed accounts by market timers representing more than (x) one percent of the Fund's net assets or (y) specified dollar amounts in the case of certain MFS Funds which may include the Fund and which may change from time to time. The Fund and MFD each reserve the right to request market timers to redeem their shares at net asset value, less any applicable CDSC, if either of these restrictions is violated.

    DEALER CONCESSIONS. Dealers may receive different compensation with respect to sales of Class A, Class B and Class C shares. In addition, from time to time, MFD may pay dealers 100% of the applicable sales charge on sales of Class A shares of certain specified MFS Funds sold by such dealer during a specified sales period. In addition, MFD or its affiliates may, from time to time, pay dealers an additional commission equal to 0.50% of the net asset value of all of the Class B shares of certain specified MFS Funds sold by such dealer during a specified sales period. In addition, from time to time, MFD, at its expense, may provide additional commissions, compensation or promotional incentives ("concessions") to dealers which sell shares of the Fund. Such concessions provided by MFD may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives, payment for travel expenses, including lodging, incurred by registered representatives for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more MFS Funds, and/or other dealer-sponsored events. From time to time, MFD may make expense reimbursements for special training of a dealer's registered representatives in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD.

    SPECIAL INVESTMENT PROGRAMS. For shareholders who elect to participate in certain investment programs (e.g., the Automatic Investment Plan) or other shareholder services, MFD or its affiliates may either (i) give a gift of nominal value, such as a hand-held calculator, or (ii) make a nominal charitable contribution on their behalf.

    RESTRICTIONS ON ACTIVITIES OF NATIONAL BANKS. The Glass-Steagall Act prohibits national banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of the prohibition has not been clearly defined, MFD believes that such Act should not preclude banks from entering into agency agreements with MFD. If, however, a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services in respect of Shareholders who invested in the Fund through a national bank. It is not expected that shareholders would suffer any adverse financial consequence as a result of these occurrences. In addition, state securities laws on this issue may differ from the interpretation of federal law expressed herein and banks and financial institutions may be required to register as broker-dealers pursuant to state law.

                           ------------------------

A shareholder whose shares are held in the name of, or controlled by, a dealer might not receive many of the privileges and services from the Fund (such as Right of Accumulation, Letter of Intent and certain recordkeeping services) that the Fund ordinarily provides.

EXCHANGES
Subject to the requirements set forth below, some or all of the shares in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds at net asset value (if available for sale). In addition, Class C shares may be exchanged for shares of the MFS Money Market Fund at net asset value. Shares of one class may not be exchanged for shares of any other class.

EXCHANGES AMONG MFS FUNDS (EXCLUDING MFS MONEY MARKET FUNDS): No initial sales charges or CDSC will be imposed in connection with an exchange from shares of an MFS Fund to shares of any other MFS Fund, except with respect to exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund (discussed below). With respect to an exchange involving shares subject to a CDSC, the CDSC will be unaffected by the exchange and the holding period for purposes of calculating the CDSC will carry over to the acquired shares.

EXCHANGES FROM AN MFS MONEY MARKET FUND: Special rules apply with respect to the imposition of an initial sales charge or a CDSC for exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund. These rules are described under the caption "Exchanges" in the Prospectuses of those MFS money market funds.

EXCHANGES INVOLVING THE MFS FIXED FUND: Class A shares of any MFS Fund held by
certain qualified retirement plans   may be exchanged for units of
participation of the MFS Fixed Fund (a bank collective investment fund) (the "Units"), and Units may be exchanged for Class A shares of any MFS Fund. With respect to exchanges between Class A shares subject to a CDSC and Units, the CDSC will carry over to the acquired shares or Units and will be deducted from the redemption proceeds when such shares or Units are subsequently redeemed, assuming the CDSC is then payable (the period during which the Class A shares and the Units were held will be aggregated for purposes of calculating the applicable CDSC). In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to an initial sales charge of an MFS Fund, the initial sales charge shall be due upon such exchange, but will not be imposed with respect to any subsequent exchanges between such Class A shares and Units with respect to shares on which the initial sales charge has already been paid. In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to a CDSC of an MFS Fund, the CDSC period will commence upon such exchange, and the applicability of the CDSC with respect to subsequent exchanges shall be governed by the rules set forth above in this paragraph.

GENERAL: Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record) and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of retirement plan participants whose sponsoring organizations subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by the Shareholder Servicing Agent) or all the shares in the account. If an Exchange Request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the exchange will occur on that day if all the requirements set forth above have been complied with at that time and subject to the Fund's right to reject purchase orders. No more than five exchanges may be made in any one Exchange Request by telephone. Additional information concerning this exchange privilege and prospectuses for any of the other MFS Funds may be obtained from dealers or the Shareholder Servicing Agent. A shareholder should read the prospectus of the other MFS Fund and consider the differences in objectives, policies and restrictions before making any exchange. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares exchanged and, therefore, an exchange could result in a gain or loss to the shareholder making the exchange. Exchanges by telephone are automatically available to most non-retirement plan accounts and certain retirement plan accounts. For further information regarding exchanges by telephone, see "Redemptions by Telephone." The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations, including certain restrictions on purchases by market timers. Special procedures, privileges and restrictions with respect to exchanges may apply to market timers who enter into an agreement with MFD, as set forth in such agreement. See "Purchases -- General -- Right to Reject Purchase Orders/Market Timing."

REDEMPTIONS AND REPURCHASES
A shareholder may withdraw all or any portion of the value of his account on any date on which the Fund is open for business by redeeming shares at their net asset value (a redemption) or by selling such shares to the Fund through a dealer (a repurchase). Certain redemptions and repurchases are, however, subject to a CDSC. See "Contingent Deferred Sales Charge" below. Because the net asset value of shares of the account fluctuates, redemptions or repurchases, which are taxable transactions, are likely to result in gains or losses to the shareholder. When a shareholder withdraws an amount from his account, the shareholder is deemed to have tendered for redemption a sufficient number of full and fractional shares in his account to cover the amount withdrawn. The proceeds of a redemption or repurchase will normally be available within seven days, except for shares purchased or received in exchange for shares purchased by check (including certified checks or cashier's checks). Payment of redemption proceeds may be delayed for up to 15 days from the purchase date in an effort to assure that such check has cleared.

REDEMPTION BY MAIL: Each shareholder may redeem all or any portion of the shares in his account by mailing or delivering to the Shareholder Servicing Agent (see back cover for address) a stock power with a written request for redemption or letter of instruction, together with his share certificates (if any were issued), all in "good order" for transfer. "Good order" generally means that the stock power, written request for redemption, letter of instruction or certificate must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed in the manner set forth below under the caption "Signature Guarantee." In addition, in some cases "good order" will require the furnishing of additional documents. The Shareholder Servicing Agent may make certain de minimis exceptions to the above requirements for redemption. Within seven days after receipt of a redemption request in "good order" by the Shareholder Servicing Agent, the Fund will make payment in cash of the net asset value of the shares next determined after such redemption request was received, reduced by the amount of any applicable CDSC described above and the amount of any income tax required to be withheld, except during any period in which the right of redemption is suspended or date of payment is postponed because the Exchange is closed or trading on such Exchange is restricted or to the extent otherwise permitted by the 1940 Act if an emergency exists. See "Tax Status" below.

REDEMPTION BY TELEPHONE: Each shareholder may redeem an amount from his account by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. Shareholders wishing to avail themselves of this telephone redemption privilege must so elect on their Account Application, designate thereon a bank and account number to receive the proceeds of such redemption, and sign the Account Application Form with the signature(s) guaranteed in the manner set forth below under the caption "Signature Guarantee." The proceeds of such a redemption, reduced by the amount of any applicable CDSC and the amount of any income tax required to be withheld, are mailed by check to the designated account, without charge, if the redemption proceeds do not exceed $1,000, and are wired in federal funds to the designated account if the redemption proceeds exceed $1,000. If a telephone redemption request is received by the Shareholder Servicing Agent by the close of regular trading on the Exchange on any business day, shares will be redeemed at the closing net asset value of the Fund on that day. Subject to the conditions described in this section, proceeds of a redemption are normally mailed or wired on the next business day following the date of receipt of the order for redemption. The Shareholder Servicing Agent will not be responsible for any losses resulting from unauthorized telephone transactions if it follows reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

REPURCHASE THROUGH A DEALER: If a shareholder desires to sell his shares through his dealer (a repurchase), the shareholder can place a repurchase order with his dealer, who may charge the shareholder a fee. IF THE DEALER RECEIVES THE SHAREHOLDER'S ORDER PRIOR TO THE CLOSE OF REGULAR TRADING ON THE EXCHANGE AND COMMUNICATES IT TO MFD BEFORE THE CLOSE OF BUSINESS ON THE SAME DAY, THE SHAREHOLDER WILL RECEIVE THE NET ASSET VALUE CALCULATED ON THAT DAY, REDUCED BY THE AMOUNT OF ANY APPLICABLE CDSC AND THE AMOUNT OF ANY INCOME TAX REQUIRED TO BE WITHHELD.

CONTINGENT DEFERRED SALES CHARGE: Investments in Class A or Class B shares ("Direct Purchases") will be subject to a CDSC for a period of 12 months (in the case of purchases of $1 million or more of Class A shares or purchases by certain retirement plans of Class A shares) or six years (in the case of purchases of Class B shares). Purchases of Class A shares made during a calendar month, regardless of when during the month the investment occurred, will age one month on the last day of the month and each subsequent month. Class B shares purchased on or after January 1, 1993 will be aggregated on a calendar month basis -- all transactions made during a calendar month, regardless of when during the month they have occurred, will age one year at the close of business on the last day of such month in the following calendar year and each subsequent year. For Class B shares of the Fund purchased prior to January 1, 1993, transactions will be aggregated on a calendar year basis -- all transactions made during a calendar year, regardless of when during the year they have occurred, will age one year at the close of business on December 31 of that year and each subsequent year.

At the time of a redemption, the amount by which the value of a shareholder's account for a particular class of shares represented by Direct Purchases exceeds the sum of the six calendar year aggregations (12 months in the case of purchases of $1 million or more of Class A shares or purchases by certain retirement plans of Class A shares) of Direct Purchases may be redeemed without charge ("Free Amount"). Moreover, no CDSC is ever assessed on additional shares acquired through the automatic reinvestment of dividends or capital gain distributions ("Reinvested Shares"). Therefore, at the time of redemption of a particular class, (i) any Free Amount is not subject to the CDSC and (ii) the amount of the redemption equal to the then-current value of Reinvested Shares is not subject to the CDSC, but (iii) any amount of the redemption in excess of the aggregate of the then-current value of Reinvested Shares and the Free Amount is subject to a CDSC. The CDSC will first be applied against the amount of Direct Purchases which will result in any such charge being imposed at the lowest possible rate. The CDSC to be imposed upon redemptions of shares will be calculated as set forth in "Purchases" above.

The applicability of a CDSC will be unaffected by exchanges or transfers of registration, except as described in Appendix A hereto.

GENERAL: The following information applies to redemptions and repurchases of all classes of the Fund's shares.

    SIGNATURE GUARANTEE. In order to protect shareholders against fraud, the Fund requires, in certain instances as indicated above, that the shareholder's signature be guaranteed. In these cases the shareholder's signature must be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. Signature guarantees shall be accepted in accordance with policies established by the Shareholder Servicing Agent.

    REINSTATEMENT PRIVILEGE. Shareholders of the Fund who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of such Fund are available for sale) at net asset value (with a credit for any CDSC paid) within 90 days of the redemption pursuant to the Reinstatement Privilege. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase in the case of Class B shares or within 12 months of the initial purchase for certain Class A share purchases, a CDSC will be imposed upon redemption. Such purchases under the Reinstatement Privilege are subject to all limitations in the SAI regarding this privilege.

    IN-KIND DISTRIBUTIONS. Subject to compliance with applicable regulations, the Fund has reserved the right to pay the redemption or repurchase price of shares of the Fund, either totally or partially, by a distribution in-kind of securities (instead of cash) from the Fund's portfolio. The securities distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or transaction charges when converting the securities to cash.

    INVOLUNTARY REDEMPTIONS/SMALL ACCOUNTS. Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to redeem shares in any account for their then-current value if at any time the total investment in such account drops below $500 because of redemptions, except in the case of accounts being established for monthly automatic investments and certain payroll savings programs, Automatic Exchange Plan accounts and tax-deferred retirement plans, for which there is a lower minimum investment requirement. See "Purchases -- General -- Minimum Investment." Shareholders will be notified that the value of their account is less than the minimum investment requirement and allowed 60 days to make an additional investment before the redemption is processed.

DISTRIBUTION PLANS
The Trustees have adopted separate Distribution Plans for Class A, Class B and Class C shares pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Distribution Plans"), after having concluded that there is a reasonable likelihood that the Distribution Plans would benefit the Fund and its shareholders.

In certain circumstances, the fees described below have not yet been imposed or are being waived. These circumstances are described below under the heading "Current Level of Distribution and Service Fees."

FEATURES COMMON TO EACH DISTRIBUTION PLAN: The Distribution Plans have certain common features, as described below.

    SERVICE FEES. Each Distribution Plan provides that the Fund may pay MFD a service fee of up to 0.25% of the average daily net assets attributable to the class of shares to which the Distribution Plan relates (i.e., Class A, Class B or Class C shares, as appropriate) (the "Designated Class") annually in order that MFD may pay expenses on behalf of the Fund relating to the servicing of shares of the Designated Class. The service fee is used by MFD to compensate dealers which enter into a sales agreement with MFD in consideration for all personal services and/or account maintenance services rendered by the dealer with respect to shares of the Designated Class owned by investors for whom such dealer is the dealer or holder of record. MFD may from time to time reduce the amount of the service fees paid for shares sold prior to a certain date. Service fees may be reduced for a dealer that is the holder or dealer of record for an investor who owns shares of the Fund having an aggregate net asset value at or above a certain dollar level. Dealers may from time to time be required to meet certain criteria in order to receive service fees. MFD or its affiliates are entitled to retain all service fees payable under each Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates to shareholder accounts.

    DISTRIBUTION FEES. Each Distribution Plan provides that the Fund may pay MFD a distribution fee based on the average daily net assets attributable to the Designated Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its distribution agreement with the Fund. See "Management of the Fund -- Distributor" in the SAI. The amount of the distribution fee paid by the Fund with respect to each class differs under the Distribution Plans, as does the use by MFD of such distribution fees. Such amounts and uses are described below in the discussion of the separate Distribution Plans. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expense incurred by MFD under its distribution agreement with the Fund, the Fund is not liable to MFD for any losses MFD may incur in performing services under its distribution agreement with the Fund.

    OTHER COMMON FEATURES. Fees payable under each Distribution Plan are charged to, and therefore reduce, income allocated to shares of the Designated Class. The Distribution Plans have substantially identical provisions with respect to their operating policies and their initial approval, renewal, amendment and termination.

FEATURES UNIQUE TO EACH DISTRIBUTION PLAN: The Distribution Plans have certain features that are unique to each class of shares, as described below.

    CLASS A DISTRIBUTION PLAN. Class A shares are generally offered with an initial sales charge, a substantial portion of which is paid to or retained by the dealer making the sale (and the remainder of which is paid to MFD). See "Purchases -- Class A Shares" above. In addition to the initial sales charge, the dealer also generally receives the ongoing 0.25% per annum service fee, as discussed above.

The distribution fee paid to MFD under the Class A Distribution Plan is equal, on an annual basis, to 0.10% of the Fund's average daily net assets attributable to Class A shares. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to dealers and payments to wholesalers employed by MFD (e.g., MFD pays commission to dealers with respect to purchases of $1 million or more of Class A shares which are sold at net asset value but which are subject to a 1% CDSC for one year after purchase). See "Purchases -- Class A Shares" above. In addition, to the extent that the aggregate service and distribution fees paid under the Class A Distribution Plan do not exceed 0.35% per annum of the average daily net assets of the Fund attributable to Class A shares, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.

    CLASS B DISTRIBUTION PLAN. Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC. See "Purchases -- Class B Shares" above. MFD will advance to dealers the first year service fee described above at a rate equal to 0.25% of the purchase price of such shares and, as compensation therefor, MFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible to receive the ongoing 0.25% per annum service fee with respect to such shares commencing in the thirteenth month following purchase.

Under the Class B Distribution Plan, the Fund pays MFD a distribution fee equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class B shares. As noted above, this distribution fee may be used by MFD to cover its distribution-related expenses under its distribution agreement with the Fund (including the 3.75% commission it pays to dealers upon purchase of Class B shares, as described under "Purchases -- Class B Shares" above).

    CLASS C DISTRIBUTION PLAN. Class C shares are offered at net asset value without a sales charge or a CDSC. See "Purchases -- Class C shares" above. Unlike the case with respect to the sale of Class A and Class B shares, where the dealer retains a portion of the initial sales charge (Class A shares) or receives an up-front payment from MFD (Class B shares), a dealer who sells Class C shares does not receive any initial payment, but instead receives distribution and service fees equal, on an annual basis, to 1% of the Fund's average daily net assets attributable to Class C shares owned by investors for whom the dealer is the holder or dealer of record.

This ongoing 1% fee is comprised of the 0.25% per annum service fee paid to MFD under the Class C Distribution Plan (which MFD in turn pays to dealers), as discussed above, and a distribution fee paid to MFD (which MFD also in turn pays to dealers) under the Class C Distribution Plan equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class C shares.

CURRENT LEVEL OF DISTRIBUTION AND SERVICE FEES: The Fund's Class A, Class B and Class C distribution and service fees for its current fiscal year are 0.25%, 1.00% and 1.00% per annum, respectively. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Trust may determine.

DISTRIBUTIONS
The Fund intends to declare daily and pay to its shareholders substantially all of its net investment income as dividends on a monthly basis. Dividends are generally distributed on the first business day of the following month. The Fund may make one or more distributions during the calendar year to its shareholders from any long-term capital gains, and may also make one or more distributions to its shareholders from short-term capital gains. Shareholders may elect to receive dividends and capital gain distributions in either cash or additional shares of the same class with respect to which a distribution is made (see "Tax Status" and "Shareholder Services -- Distributions Options" below). Distributions paid by the Fund with respect to Class A shares will generally be greater than those paid with respect to Class B and Class C shares because expenses attributable to Class B and Class C shares will generally be higher.

TAX STATUS
The Fund is treated as an entity separate from the other series of the Trust for federal income tax purposes. In order to minimize the taxes the Fund would otherwise be required to pay, the Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Code, and to make distributions to its shareholders in accordance with the timing requirements imposed by the Code. It is expected that the Fund will not be required to pay any federal income or excise taxes, although foreign-source income received by the Fund may be subject to foreign withholding taxes.

Shareholders of the Fund normally will have to pay federal income taxes (and any state or local taxes) on the dividends and capital gain distributions they receive from the Fund, whether paid in cash or additional shares. A portion of the dividends received from the Fund (but none of the Fund's capital gain distributions) may qualify for the dividends-received deduction for corporations. Shortly after the end of each calendar year, each shareholder will be sent a statement setting forth the federal income tax status of all dividends and distributions for that year, including the portion taxable as ordinary income, the portion taxable as long-term capital gain, the portion, if any, representing a return of capital (which is free of current taxes but results in a basis reduction) and the amount, if any, of federal income tax withheld.

Fund distributions of net capital gains or net short-term capital gains will reduce the Fund's net asset value per share. Shareholders who buy shares shortly before the Fund makes such a distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

The Fund intends to withhold U.S. federal income tax at a rate of 30% on dividends and certain other payments that are subject to such withholding and that are made to persons who are neither citizens nor residents of the U.S., regardless of whether a lower rate may be permitted under an applicable treaty. The Fund is also required in certain circumstances to apply backup withholding at a rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. However, backup withholding will not be applied to payments that have been subject to 30% withholding. Prospective investors should read the Account Application for information regarding backup withholding of federal income tax and should consult their own tax advisers as to the tax consequences of an investment in the Fund.


NET ASSET VALUE
The net asset value per share of each class of the Fund is determined each day during which the Exchange is open for trading. This determination is made once each day as of the close of regular trading on the Exchange by deducting the amount of liabilities attributable to the class from the value of the Fund's assets attributable to the class and dividing the difference by the number of shares of the class outstanding. Assets in the Fund's portfolio are valued on the basis of their current values or otherwise at their fair values, as described in the SAI. All investments and assets are expressed in U.S. dollars based upon current currency exchange rates. The net asset value of each class of shares is effective for orders received by the dealer prior to its calculation and received by MFD prior to the close of that business day.

DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES
The Fund, one of three series of the Trust, has three classes of shares, entitled Class A, Class B and Class C Shares of Beneficial Interest (without par value). The Trust has reserved the right to create and issue additional classes and series of shares, in which case each class of shares of a series would participate equally in the earnings, dividends and assets attributable to that class of that particular series. Shareholders are entitled to one vote for each share held and shares of each series would be entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shares of all series would vote together in the election of Trustees and selection of accountants. Additionally, each class of shares of a series will vote separately on any material increases in the fees under its Distribution Plan or on any other matter that affects solely that class of shares, but will otherwise vote together with all other classes of shares of the series on all other matters. The Trust does not intend to hold annual shareholder meetings. The Declaration of Trust provides that a Trustee may be removed from office in certain instances (see "Description of Shares, Voting Rights and Liabilities" in the SAI).

Each share of a class of the Fund represents an equal proportionate interest in the Fund with each other class share, subject to the liabilities of that particular class. Shares have no pre-emptive or conversion rights (except as set forth above in "Purchases -- Conversion of Class B Shares"). Shares are fully paid and non-assessable. Should the Fund be liquidated, shareholders of each class are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders. Shares will remain on deposit with the Shareholder Servicing Agent and certificates will not be issued except in connection with pledges and assignments and in certain other limited circumstances.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance (e.g., fidelity bonding and omissions insurance) existed and the Trust itself is unable to meet its obligations.


PERFORMANCE INFORMATION
From time to time, the Fund will provide yield, current distribution rate and total rate of return quotations for each class of shares and may also quote fund rankings in the relevant fund category from various sources, such as Lipper Analytical Services, Inc., Morningstar, Inc. and Wiesenberger Investment Companies Service. Yield quotations are based on the annualized net investment income per class share over a 30-day period stated as a percent of the maximum public offering price on the last day of that period. Yield calculations for Class B shares assume no CDSC is paid. The current distribution rate for each class is generally based upon the total amount of dividends per share paid by the Fund to shareholders of that class during the past 12 months and is computed by dividing the amount of such dividends by the maximum public offering price of that class at the end of such period. Current distribution rate calculations for Class B shares assume no CDSC is paid. The current distribution rate differs from the yield calculation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing, short-term capital gains, and return of invested capital, and is calculated over a different period of time. Total rate of return quotations will reflect the average annual percentage change over stated periods in the value of an investment in each class of shares of the Fund made at the maximum public offering price of the shares of that class and with all distributions reinvested and which, if quoted for periods of six years or less, will give effect to the imposition of the CDSC assessed upon redemptions of the Fund's Class B shares. Such total rate of return quotations may be accompanied by quotations which do not reflect the reduction in value of the initial investment due to the sales charge or the deduction of the CDSC, and which will thus be higher. All performance quotations are based on historical performance and are not intended to indicate future performance. Yield reflects only net portfolio income as of a stated period of time and current distribution rate reflects only the rate of distributions paid by the Fund over a stated period of time, while total rate of return reflects all components of investment return over a stated period of time. The Fund's quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders. For a discussion of the manner in which the Fund will calculate its yield, current distribution rate and total rate of return, see the SAI. For further information about the Fund's performance for the fiscal year ended October 31, 1995, please see the Fund's Annual Report. A copy of the Annual Report may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number). In addition to information provided in shareholder reports, the Fund may, in its discretion, from time to time, make a list of all or a portion of its holdings available to investors upon request.

EXPENSES
The Trust pays the compensation of the Trustees who are not officers of MFS and all expenses of the Fund (other than those assumed by MFS) including but not limited to: governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund, fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectus, periodic reports, notices and proxy statements to shareholders and to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions, insurance premiums; fees and expenses of the Trust's Custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses are borne by the Fund except that the Distribution Agreement with MFD requires MFD to pay for prospectuses that are to be used to sales purposes. Expenses of the Trust which are not attributable to a specific series of the Trust are allocated among the series in a manner believed by management of the Trust to be fair and equitable.

The Adviser has voluntarily agreed to pay expenses of each class of the Fund (except fees paid under the Advisory Agreement and Distribution Plans) that exceed 0.65%, 0.72% and 0.65% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares, respectively, on an annualized basis. This temporary expense arrangement may be rescinded at any time by the Adviser without notice to shareholders as to expenses accruing after the date of such rescission.

9.  SHAREHOLDER SERVICES

Shareholders with questions concerning the shareholder services described below or concerning other aspects of the Fund, should contact the Shareholder Servicing Agent (see back cover for address and phone number).

ACCOUNT AND CONFIRMATION STATEMENTS -- Each shareholder will receive confirmation statements showing the transaction activity in his account. At the end of each calendar year, each shareholder will receive income tax information regarding reportable dividends and capital gain distributions for that year (see "Tax Status").

DISTRIBUTION OPTIONS -- The following options are available to all accounts (except Systematic Withdrawal Plan accounts) and may be changed as often as desired by notifying the Shareholder Servicing Agent:

    -- Dividends and capital gain distributions reinvested in additional shares. This option will be assigned if no other option is specified;

    -- Dividends in cash; capital gain distributions reinvested in additional shares;

    -- Dividends and capital gain distributions in cash.

Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same class of shares at the net asset value in effect at the close of business on the last business day of the month. Dividends and capital gain distributions in amounts less than $10 will automatically be reinvested in additional shares of the Fund. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares. Any request to change a distribution option must be received by the Shareholder Servicing Agent by the record date for a dividend or distribution in order to be effective for that dividend or distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

INVESTMENT AND WITHDRAWAL PROGRAMS -- For the convenience of shareholders, the Fund makes available the following programs designed to enable shareholders to add to their investment in an account with the Fund or withdraw from it with a minimum of paper work. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund.


    LETTER OF INTENT: If a shareholder (other than a group purchaser as described in the SAI) anticipates purchasing $100,000 or more of Class A shares of the Fund alone or in combination with shares of any class of other MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or a 36-month period for purchases of $1 million or more), the shareholder may obtain such shares at the same reduced sales charge as though the total quantity were invested in one lump sum, subject to escrow agreements and the appointment of an attorney for redemptions from the escrow amount if the intended purchases are not completed, by completing the Letter of Intent section of the Account Application.


    RIGHT OF ACCUMULATION: A shareholder qualifies for cumulative quantity discounts on purchase of Class A shares when his new investment, together with the current offering price value of all holdings of Class A, Class B and Class C shares of that shareholder in the MFS Funds or MFS Fixed Fund (a bank collective investment fund) reaches a discount level.

    DISTRIBUTION INVESTMENT PROGRAM: Shares of a particular class of the Fund may be sold at net asset value (and without any applicable CDSC) through the automatic reinvestment of dividend and capital gain distributions from the same class of other MFS Funds. Furthermore, distributions made by the Fund may be automatically invested at net asset value (and without any applicable CDSC) in shares of the same class of another MFS Fund, if shares of such Fund are available for sale.


    SYSTEMATIC WITHDRAWAL PLAN: A shareholder may direct the Shareholder Servicing Agent to send him (or anyone he designates) regular periodic payments based upon the value of his account. Each payment under a Systematic Withdrawal Plan (a "SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B shares in any year pursuant to a SWP will not be subject to a CDSC and are generally limited to 10% of the value of the account at the time of the establishment of the SWP. The CDSC will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC.


DOLLAR COST AVERAGING PROGRAMS --
    AUTOMATIC INVESTMENT PLAN: Cash investments of $50 or more may be made through a shareholder's checking account twice monthly, monthly or quarterly. Required forms are available from the Shareholder Servicing Agent or investment dealers.


    AUTOMATIC EXCHANGE PLAN: Shareholders having account balances of at least $5,000 in any MFS Fund may exchange their shares for the same class of shares of the other MFS Funds under the Automatic Exchange Plan provided such shares are available for sale. The Automatic Exchange Plan provides for automatic monthly or quarterly exchanges of funds from the shareholder's account in such Fund for investment in the same class of shares of other MFS Funds selected by the shareholder if such fund is available for sale. Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to four different funds. A shareholder should consider the objectives and policies of a fund and review its prospectus before electing to exchange money into such fund through the Automatic Exchange Plan. No transaction fee is imposed in connection with exchange transactions under the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund or Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. For federal and (generally) state income tax purposes an exchange is treated as a sale of the shares exchanged and, therefore, could result in a capital gain or loss to the shareholder making the exchange. See the SAI for further information concerning the Automatic Exchange Plan. Investors should consult their tax advisers for information regarding the potential capital gain and loss consequences of transactions under the Automatic Exchange Plan.


Because a dollar cost averaging program involves periodic purchases of shares regardless of fluctuating share offering prices, a shareholder should consider his financial ability to continue his purchases through periods of low price levels. Maintaining a dollar cost averaging program concurrently with a withdrawal program could be disadvantageous because of the sales charges included in share purchases in the case of Class A shares, and because of the assessment of the CDSC for certain share redemptions in the case of Class A shares.

TAX-DEFERRED RETIREMENT PLANS -- Except as noted under "Purchases -- Class C Shares," shares of the Fund may be purchased by all types of tax-deferred retirement plans, including IRAs, SEP-IRA plans, 401(k) plans, 403(b) plans and other corporate pension and profit-sharing plans. Investors should consult with their tax adviser before establishing any of the tax-deferred retirement plans described above.
                           ------------------------


The Fund's SAI, dated March 1, 1996, contains more detailed information about the Trust and the Fund, including, but not limited to, information related to:
(i) investment objective, policies and restrictions, including the purchase and sale of Stock Index Options, Futures Contracts, Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies; (ii) the Trustees, officers and investment adviser; (iii) portfolio trading; (iv) the Fund's shares, including rights and liabilities of shareholders; (v) tax status of dividends and distributions; (vi) the Distribution Plans; and (vii) various services and privileges provided by the Fund for the benefit of its shareholders, including additional information with respect to the exchange privilege.

                                                                    APPENDIX A

                           WAIVERS OF SALES CHARGES

This Appendix sets forth the various circumstances in which all applicable sales charges are waived (Section I), the initial sales charge and the CDSC for Class A shares is waived (Section II), and the CDSC for Class B shares is waived (Section III).

I.  WAIVERS OF ALL APPLICABLE SALES CHARGES

    In the following circumstances, the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares and on redemptions of Class B shares, as applicable, is waived:

    1.  DIVIDEND REINVESTMENT

        * Shares acquired through dividend or capital gain reinvestment; and

        * Shares acquired by automatic reinvestment of distributions of dividends and capital gains of any MFS Fund pursuant to the Distribution Investment Program.

    2.  CERTAIN ACQUISITIONS/LIQUIDATIONS

        * Shares acquired on account of the acquisition or liquidation of assets of other investment companies or personal holding companies.

    3.  AFFILIATES OF AN MFS FUND/CERTAIN DEALERS. Shares acquired by:

        * Officers, eligible directors, employees (including retired employees) and agents of MFS, Sun Life or any of their subsidiary companies;

        * Trustees and retired trustees of any investment company for which MFD serves as distributor;

        * Employees, directors, partners, officers and trustees of any sub-adviser to any MFS Fund;

        * Employees or registered representatives of dealers and other financial institution ("dealers") which have a sales agreement with MFD;

        * Certain family members of any such individual and their spouses identified above and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the MFS Fund which issued the shares; and

        * Institutional Clients of MFS or MFS Asset Management, Inc.

    4.  INVOLUNTARY REDEMPTIONS (CDSC WAIVER ONLY)

        * Shares redeemed at an MFS Fund's direction due to the small size of a shareholder's account. See "Redemptions and Repurchases --
          General -- Involuntary Redemptions/Small Accounts" in the Prospectus.

    5. RETIREMENT PLANS (CDSC WAIVER ONLY). Shares redeemed on account of distributions made under the following circumstances:

        INDIVIDUAL RETIREMENT ACCOUNTS ("IRA'S")

        * Death or disability of the IRA owner.

        SECTION 401(A) PLANS ("401(A) PLANS") AND SECTION 403(B) EMPLOYER SPONSORED PLANS ("ESP PLANS")

        * Death, disability or retirement of Plan participant;

        * Loan from Plan (repayment of loans, however, will constitute new sales for purposes of assessing sales charges);

        * Financial hardship (as defined in Treasury Regulation Section 1.401
          (k)-1(d)(2), as amended from time to time);

        * Termination of employment of Plan participant (excluding, however, a partial or other termination of the Plan);

        * Tax-free return of excess Plan contributions;

        * To the extent that redemption proceeds are used to pay expenses (or certain participant expenses) of the Plan (e.g., participant account fees), provided that the Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by the Shareholder Servicing Agent; and

        * Distributions from a Plan that has invested its assets in one or more of the MFS Funds for more than 10 years from the later to occur of: (i) January 1, 1993 or (ii) the date such Plan first invests its assets in one or more of the MFS Funds. The sales charges will be waived in the case of a redemption of all of the Plan's shares in all MFS Funds (i.e., all the assets of the Plan invested in the MFS Funds are withdrawn), unless immediately prior to the redemption, the aggregate amount invested by the Plan in shares of the MFS Funds (excluding the reinvestment of distributions) during the prior four years equals 50% or more of the total value of the Plan's assets in the MFS Funds, in which case the sales charges will not be waived.

        SECTION 403(B) SALARY REDUCTION ONLY PLANS ("SRO PLANS")

        * Death or disability of Plan participant.

    6. CERTAIN TRANSFERS OF REGISTRATION (CDSC WAIVER ONLY). Shares transferred:

        * To an IRA rollover account where any sales charges with respect to the shares being reregistered would have been waived had they been redeemed; and

        * From a single account maintained for a 401(a) Plan to multiple accounts maintained by the Shareholder Servicing Agent on behalf of individual participants of such Plan, provided that the Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by the Shareholder Servicing Agent.

II. WAIVERS OF CLASS A SALES CHARGES

    In addition to the waivers set forth in Section I above, in the following circumstances the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares is waived:

     1. INVESTMENT OF REDEMPTION PROCEEDS FROM UNAFFILIATED MUTUAL FUNDS

        * Shares acquired through the investment of redemption proceeds from another open-end management investment company not distributed or managed by MFD or its affiliates if: (i) the investment is made through a dealer and appropriate documentation is submitted to MFD;
          (ii) the redeemed shares were subject to an initial sales charge or deferred sales charge (whether or not actually imposed); (iii) the redemption occurred no more than 90 days prior to the purchase of Class A shares; and (iv) the MFS Fund, MFD or its affiliates have not agreed with such company or its affiliates, formally or informally, to waive sales charges on Class A shares or provide any other incentive with respect to such redemption and sale.

     2. WRAP ACCOUNT INVESTMENTS

        * Shares acquired by investments through certain dealers which have entered into an agreement with MFD which includes a requirement that such shares be sold for the sole benefit of clients participating in a "wrap" account or a similar program under which such clients pay a fee to such dealer.

     3. INVESTMENT BY INSURANCE COMPANY SEPARATE ACCOUNTS

        * Shares acquired by insurance company separate accounts.

     4. RETIREMENT PLANS

        ADMINISTRATIVE SERVICES ARRANGEMENTS

        * Shares acquired by retirement plans whose third party administrators, or dealers have entered into an administrative services agreement with MFD or one of its affiliates to perform certain administrative services, subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.

        REINVESTMENT OF DISTRIBUTIONS FROM QUALIFIED RETIREMENT PLANS

        * Shares acquired through the automatic reinvestment in Class A shares of Class A or Class B distributions which constitute required withdrawals from qualified retirement plans.

        Shares redeemed on account of distributions made under the following circumstances:

        IRA'S

        * Distributions made on or after the IRA owner has attained the age of 59 1/2 years old; and

        * Tax-free returns of excess IRA contributions.

        401(A) PLANS

        * Distributions made on or after the Plan participant has attained the age of 59 1/2 years old; and

        * Certain involuntary redemptions and redemptions in connection with certain automatic withdrawals from a Plan.

        ESP PLANS AND SRO PLANS

        * Distributions made on or after the Plan participant has attained the age of 59 1/2 years old.

III. WAIVERS OF CLASS B SALES CHARGES

     In addition to the waivers set forth in Section I above, in the following circumstances the CDSC imposed on redemptions of Class B shares is waived:

     1. SYSTEMATIC WITHDRAWAL PLAN

        * Systematic Withdrawal Plan redemptions with respect to up to 10% per year of the account value at the time of establishment.

     2. DEATH OF OWNER

        * Shares redeemed on account of the death of the account owner if the shares are held solely in the deceased individual's name or in a living trust for the benefit of the deceased individual.

     3. DISABILITY OF OWNER

        * Shares redeemed on account of the disability of the account owner if shares are held either solely or jointly in the disabled individual's name or in a living trust for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to the Shareholder Servicing Agent).

     4. RETIREMENT PLANS. Shares redeemed on account of distributions made under the following circumstances:

        IRA'S, 401(A) PLANS, ESP PLANS AND SRO PLANS

        * Distributions made on or after the IRA owner or the Plan participant, as applicable, has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Code rules.

        SAR-SEP PLANS

        * Distributions made on or after the SAR-SEP Plan participant has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Code rules;

        * Death or disability of a SAR-SEP Plan participant.

                                                                    APPENDIX B


                     PRINCIPAL SECTORS OF THE UTILITIES INDUSTRY

The principal sectors of the utility industry in which the Fund may invest are discussed below.

ELECTRIC -- The electric utility industry consists of companies that are engaged principally in the generation, transmission and sale of electric energy, although many also provide other energy-related services. Domestic electric utility companies, in general, recently have been favorably affected by lower fuel and financing costs and the full or near completion of major construction programs. In addition, many of these companies recently have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Some electric utilities have also taken advantage of the right to sell power outside of their traditional geographic areas. Electric utility companies historically have been subject to the risks associated with increases in fuel and other operating costs, high interest costs on borrowings needed for capital construction programs, costs associated with compliance with environmental and safety regulations and changes in the regulatory climate.


In the U.S., the construction and operation of nuclear power facilities is subject to increased scrutiny by, and evolving regulations of, the Nuclear Regulatory Commission and state agencies having comparable jurisdiction. Increased scrutiny might result in higher operating costs and higher capital expenditures, with the risk that the regulators may disallow inclusion of these costs in rate authorizations or the risk that a company may not be permitted to operate or complete construction of a facility. In addition, operators of nuclear power plants may be subject to significant costs for disposal of nuclear fuel and for the decommissioning of such plants.


TELECOMMUNICATIONS -- The telephone industry is large and highly concentrated. Companies that distribute telephone services and provide access to the telephone networks comprise the greatest portion of this segment. Telephone companies in the U.S. are still experiencing the effects of the breakup of American Telephone & Telegraph Company, which occurred in 1984. Since 1984, companies engaged in telephone communication services have expanded their non-regulated activities into other businesses, including cellular telephone services, data processing, equipment retailing, computer software and hardware services, and financial services. This expansion has provided significant opportunities for certain telephone companies to increase their earnings and dividends at faster rates than had been allowed in traditionally regulated businesses. Increasing competition, technological innovations and other structural changes, however, could adversely affect the profitability of such utilities.

GAS -- Gas transmission companies and gas distribution companies are also undergoing significant changes. In the U.S., interstate transmission companies are regulated by the Federal Energy Regulatory Commission, which is reducing its regulation of the industry. Many companies have diversified into oil and gas exploration and development, making returns more sensitive to energy prices. In the recent decade, gas utility companies have been adversely affected by disruptions in the oil industry and have also been affected by increased concentration and competition. In the opinion of the Adviser, however, environmental considerations could improve the gas industry outlook in the future. For example, natural gas is the cleanest of the hydrocarbon fuels, and this may result in incremental shifts in fuel consumption toward natural gas and away from oil and coal.

WATER -- Water supply utilities are companies that collect, purify, distribute and sell water. In the U.S. and around the world, the industry is highly fragmented because most of the supplies are owned by local authorities. Companies in this industry are generally mature and are experiencing little or no per capita volume growth.
                            ------------------------
There can be no assurance that the positive developments noted above, including those relating to changing regulation, will occur or that risk factors other than those noted above will not develop in the future.

                                                                    APPENDIX C
                           DESCRIPTION OF BOND RATINGS

The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

                         MOODY'S INVESTORS SERVICE, INC.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long- term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of over attaining any real investment standing.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

     1.  An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

     3.  There is a lack of essential data pertaining to the issue or issuer.

     4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

                        STANDARD & POOR'S RATING GROUP

AAA: Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, AND C: Debt rated "BB", "B", "CCC", "CC", and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

BB: Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

B: Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

CCC: Debt rating "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

CC: The rating "CC" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" rating.

C: The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI: The rating"CI" is reserved for income bonds on which no interest is being paid.

D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

                        FITCH INVESTORS SERVICE, INC.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-l +".

A: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protect. Default in payment of interest and/or principal seems probable over time.

C:  Bonds are in imminent default in payment of interest or principal.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR:  Indicates that Fitch does not rate the specific issue.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

SUSPENDED: A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced and at Fitch's discretion when an issuer fails to furnish proper and timely information.

FITCHALERT: Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for potential downgrade, or "Evolving", where ratings may be lowered, FitchAlert is relatively short-term, and should be resolved within 12 months.

Investment Adviser
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116
(617) 954-5000

Distributor
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116
(617) 954-5000

Custodian and Dividend Disbursing Agent
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Shareholder Servicing Agent
MFS Service Center, Inc.
500 Boylston Street
Boston, MA 02116
Toll-free: (800) 225-2606

Mailing Address:
P.O. Box 2281
Boston, MA 02107-9906


Independent Auditors
Ernst & Young LLP
200 Clarendon Street
Boston, MA02116




[LOGO] MFS(R)
THE FIRST NAME IN MUTUAL FUNDS


MFS(R) UTILITIES FUND
500 Boylston Street
Boston, MA 02116

                                                  MUF-1 3/96/44M 35/235/335



[LOGO] MFS(R)
THE FIRST NAME IN MUTUAL FUNDS


MFS(R) UTILITIES FUND

Prospectus
March 1, 1996

                                                                    STATEMENT OF
MFS(R) UTILITIES FUND                                     ADDITIONAL INFORMATION
(A Member of the MFS Family of Funds(R))                           March 1, 1996
--------------------------------------------------------------------------------
                                                                          Page
                                                                          ----
 1.  Definitions ...................................................           2
 2.  Investment Objectives, Policies and Restrictions ..............           2
 3.  Management of the Fund ........................................          10
       Trustees ....................................................          10
       Officers ....................................................          11
       Investment Adviser ..........................................          11
       Custodian ...................................................          12
       Shareholder Servicing Agent .................................          12
       Distributor .................................................          12
 4.  Portfolio Transactions and Brokerage Commissions ..............          13
 5.  Shareholder Services ..........................................          14
       Investment and Withdrawal Programs ..........................          14
       Exchange Privilege ..........................................          16
       Tax-Deferred Retirement Plans ...............................          17
 6.  Tax Status ....................................................          17
 7.  Determination of Net Asset Value and Performance ..............          18
 8.  Description of Shares, Voting Rights and Liabilities ..........          20
 9.  Distribution Plans ............................................          21
10.  Independent Auditors and Financial Statements .................          22
     Appendix A ....................................................         A-1



MFS UTILITIES FUND
A Series of MFS Series Trust VI
500 Boylston Street, Boston, Massachusetts 02116
(617) 954-5000


This Statement of Additional Information (the "SAI") sets forth information which may be of interest to investors but which is not necessarily included in the Fund's Prospectus, dated March 1, 1996. This SAI should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by contacting the Shareholder Servicing Agent (see last page for address and phone number).

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

1.  DEFINITIONS
   "Fund"                        -- MFS(R) Utilities Fund, a non-
                                    diversified series of MFS Series
                                    Trust VI, a Massachusetts business
                                    trust (the "Trust"), formerly known
                                    as MFS Worldwide Total Return Fund,
                                    until its name was changed on June
                                    29, 1993. Prior to August 3, 1992,
                                    the Trust was known as MFS
                                    Worldwide Total Return Trust. The
                                    Fund was a separate open-end, non-
                                    diversified management company,
                                    organized as a Massachusetts
                                    business trust in 1991 and was
                                    known as MFS Utilities Trust prior
                                    to August 3, 1992. The Fund became
                                    a series of the Trust on September
                                    7, 1993.


   "MFS" or the "Adviser"        -- Massachusetts Financial Services
                                    Company, a Delaware corporation.

   "MFD"                         -- MFS Fund Distributors, Inc., a
                                    Delaware corporation.


   "Prospectus"                  -- The Prospectus of the Fund, dated
                                    March 1, 1996, as amended or
                                    supplemented from time to time.

2.  INVESTMENT OBJECTIVE, POLICIES AND
    RESTRICTIONS
INVESTMENT OBJECTIVE. The Fund's investment objective is to seek capital growth and current income (income above that available from a portfolio invested entirely in equity securities). Any investment involves risk and there can be no assurance that the Fund will achieve its investment objective.


INVESTMENT POLICIES. The Fund seeks to achieve its investment objective by investing at least 65% of its assets, under normal market conditions, in equity and debt securities issued by domestic and foreign utility companies as well as by investing in certain other securities. The Prospectus contains a discussion of the various types of securities in which the Fund may invest and certain risks involved in such investments. Some of these policies and the risks associated therewith are discussed below.


NON-DIVERSIFIED STATUS: The Fund has registered as a "non-diversified" investment company so that the proportion of its assets that may be invested in the securities of any one issuer is limited only by the Fund's own investment restrictions and the diversification requirements of the Internal Revenue Code of 1986, as amended (the "Code"). U.S. Government securities, which are generally considered free of credit risk and are assured as to payment of principal and interest if held to maturity, are not subject to any investment limitation.


MORTGAGE PASS-THROUGH SECURITIES: The Fund may invest in mortgage pass-through securities as described in the Prospectus. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred.


The principal governmental guarantor of mortgage pass-through securities is the Government National Mortgage Association ("'GNMA"). GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration (the "FHA")-insured or Veterans Administration (the "VA")-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-though securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.


Government-related guarantors (i.e., those whose guarantees are not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.

FHLMC was created by Congress in 1970 as a corporate instrumentality of the U.S. Government for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) from FHLMC's national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

FOREIGN SECURITIES: The Fund may invest up to 35% (and expects generally to invest between 10% to 35%) of its total assets in foreign securities (not including American Depositary Receipts). Investing in foreign securities generally represents a greater degree of risk than investing in domestic securities, due to possible exchange rate fluctuations, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions, war or expropriation. As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time. While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Fund to risk of loss if exchange rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received.


AMERICAN DEPOSITARY RECEIPTS: The Fund may invest in American Depositary Receipts ("ADRs") which are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate which settles at the Fund's custodian in five days. The Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in foreign currency.


REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with sellers who are member firms (or subsidiaries thereof) of the New York Stock Exchange (the "Exchange") or members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that the Fund purchases and holds through its agent are U.S. Government securities, the values of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the U.S. Government securities.

The repurchase agreement provides that in the event the seller fails to pay the price agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securities. If at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Fund only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon margin.

COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH SECURITIES:
The Fund may invest a portion of its assets in collateralized mortgage obligations ("CMOs") which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by certificates issued by the GNMA, FNMA or the FHLMC but may also be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). The Fund may also invest a portion of its assets in multiclass pass-through securities which are interests in a trust composed of Mortgage Assets. The Fund may invest in CMOs and multiclass pass-through securities which are issued by the U.S. Government, its agencies, authorities or instrumentalities or private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities.

In a CMO, a series of bonds or certificates is usually issued in multiple classes with different maturities. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates resulting in a loss of all or part of the premium if any has been paid. Certain classes of CMO's have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. Interest is paid or accrued on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of the series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.

The Fund may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

CORPORATE ASSET-BACKED SECURITIES: The Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an instrument in such a security.


LENDING OF PORTFOLIO SECURITIES: The Fund may seek to increase its income by lending portfolio securities. Such loans will usually be made only to member banks of the Federal Reserve System and member firms (or subsidiaries thereof) of the Exchange, and would be required to be secured continuously by collateral in cash, U.S. Government securities or an irrevocable letter of credit maintained on a current basis in an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will usually not exceed five days). For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of cash collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to entities deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk.


"WHEN-ISSUED" SECURITIES: The Fund may purchase debt securities on a "when-issued" or on a "forward delivery" basis. The commitment to purchase an obligation for which payment will be made on a future date may be deemed a separate security. The Fund does not pay for these securities until received, and does not start earning interest on them until the contractual settlement date. When the Fund commits to purchase these securities on a "when-issued" or "forward delivery" basis, it will set up procedures consistent with the General Statement of Policy of the Securities and Exchange Commission (the "SEC") concerning such purchases. Since that policy currently recommends that an amount of the Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Fund will always have cash, short-term money market instruments or high quality debt securities sufficient to cover any commitments or to limit any potential risk. Although the Fund does not intend to make such purchases for speculative purposes and intends to adhere to the provisions of the SEC policy, purchases of securities on such bases may involve more risk than other types of purchases. For example, the Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if the Fund determines it is necessary to sell the "when-issued" or "forward delivery" securities before delivery, the Fund may incur a loss because of market fluctuations since the time the commitment to purchase such securities was made.

INDEXED SECURITIES: The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies.

MORTGAGE "DOLLAR ROLL" TRANSACTIONS: As described in the Prospectus, the Fund may enter into mortgage "dollar roll" transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. The Fund is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Fund may also be compensated by receipt of a commitment fee.


RISKS OF INVESTING IN LOWER RATED BONDS: As noted in the Prospectus, up to 20% of the debt securities held by the Fund may be bonds rated Ba or lower by Moody's Investors Service, Inc. ("Moody's") or BB or lower by Standard & Poor's Ratings Group ("S&P") or Fitch Investors Service, Inc. ("Fitch") and comparable unrated securities (commonly known as "junk bonds"). No minimum rating standard is required by the Fund. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories and because yields vary over time, no specific level of income can ever be assured. These lower rated high yielding fixed income securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The prices for these securities may be affected by legislative and regulatory developments. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities to meet redemption requests or to respond to changes in the market.


While the Adviser may refer to ratings issued by established credit rating agencies, it is not the Fund's policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the Adviser's own independent and ongoing review of credit quality. To the extent the Fund invests in these lower rated securities, the achievement of its investment objective may be more dependent on the Adviser's own credit analysis than in the case of a fund investing in higher quality fixed income securities. These lower rated securities may also include zero coupon bonds which are described in the Prospectus.

OPTIONS ON STOCK INDICES: The Fund may write (sell) covered call and put options and purchase call and put options on stock indices for the purpose of increasing its gross income and to protect its portfolio against declines in the value of securities it owns or increases in the value of securities to be acquired.

The Fund may cover call options on stock indices by owning securities whose price changes, in the opinion of the Adviser, are expected to be similar to those of the index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. Nevertheless, where the Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. A Fund may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held
(a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, or high grade government securities in a segregated account with its custodian. The Fund may cover put options on stock indices by maintaining cash, or high grade government securities with a value equal to the exercise price in a segregated account with its custodian, or else by holding a put on the same stock index and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if the difference is maintained by the Fund in cash or high grade government securities in a segregated account with its custodian. Put and call options on stock indices written by the Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, they are traded and applicable laws and regulations.

The Fund will receive a premium from writing a put or call option, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's stock investments. By writing a put option, the Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by a Fund correlate with changes in the value of the index, writing covered put options on indices will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

The purchase of call options on stock indices may be used by the Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid, and related transaction costs, if the value of the index does not rise. The purchase of call options on stock indices when the Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.

The Fund also may purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option, plus related transaction costs. The success of this strategy will largely depend on the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

Stock Index Options, and stock index futures contracts, described below, provide for the making and acceptance of a cash settlement based on changes in the value of the underlying index, rather than delivery of an underlying security. The index underlying a Stock Index Option is typically a broad-based index, such as the Standard & Poor's 500 Index, designed to measure movements in the equity market as a whole. In the event that Stock Index Options, or stock index futures contracts, are introduced on indices of utility securities, the Fund would likely trade such instruments for the same purposes described herein.

FUTURES CONTRACTS: The Fund may enter into contracts for the purchase or sale for future delivery of fixed income securities or foreign currencies (or contracts based on indices of foreign currencies or fixed income securities, including municipal bond indices, as such instruments become available for trading) as well as stock index futures contracts (collectively "Futures Contracts"). This investment technique is designed to hedge (i.e., to protect) against anticipated future changes in interest or exchange rates or declines in the stock market which otherwise might adversely affect the value of the Fund's portfolio securities or adversely affect the prices of long-term bonds or other securities which the Fund intends to purchase at a later date. Such transactions may also be entered into for non-hedging purposes, to the extent permitted by applicable law, which involves greater risks.

The following discussion applies to Futures Contracts other than stock index Futures Contracts.

A "sale" of a Futures Contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A "purchase" of a Futures Contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

While Futures Contracts provide for the delivery of securities or currencies, such deliveries are very seldom made. Generally, a Futures Contract is terminated by entering into an offsetting transaction. The Fund will incur brokerage fees when it purchases and sells Futures Contracts. At the time such a purchase or sale is made, the Fund must allocate cash or securities as a margin deposit ("initial deposit"). It is expected that the initial deposit will vary but may be as low as 5% or less of the value of the contract. The Futures Contract is valued daily thereafter and the payment of "variation margin" may be required to be paid or received, so that each day the Fund may provide or receive cash that reflects the decline or increase in the value of the contract.

The purpose of the purchase or sale of a Futures Contract, in the case of a portfolio holding long-term debt securities, is to protect the Fund from fluctuations in interest rates without actually buying or selling long-term debt securities. For example, if the Fund owned long-term bonds and interest rates were expected to increase, the Fund might enter into Futures Contracts for the sale of debt securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Fund's Futures Contracts should increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase or by buying bonds with long maturities and selling bonds with short maturities when interest rates are expected to decline. However, since the futures market is more liquid than the cash market, the use of Futures Contracts as an investment technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, when it is expected that interest rates may decline, Futures Contracts may be purchased to hedge against anticipated purchases of long-term bonds at higher prices. Since the fluctuations in the value of Futures Contracts should be similar to that of long-term bonds, the Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the Futures Contracts could be liquidated and the Fund could buy long-term bonds on the cash market. Purchases of Futures Contracts would be particularly appropriate when the cash flow from the sale of new shares of the Fund could have the effect of diluting dividend earnings. To the extent the Fund enters into Futures Contracts for this purpose, the assets in the segregated asset account maintained to cover the Fund's obligations with respect to such Futures Contracts will consist of cash, cash equivalents or high quality debt securities from the portfolio of the Fund in an amount equal to the difference between the fluctuating market value of such Futures Contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such Futures Contracts, thereby assuring that the transactions are unleveraged.

Futures Contracts on foreign currencies may be used in a similar manner, in order to protect against declines in the dollar value of portfolio securities denominated in foreign currencies, or increases in the dollar value of securities to be acquired.

A Futures Contract on an index of fixed income securities provides for the making and acceptance of a cash settlement based on changes in value of the underlying index. The index underlying such a Futures Contract will generally be a broad based index of fixed income securities designed to reflect movements in the relevant market as a whole.

Stock Index Futures Contracts. The Fund may enter into stock index Futures Contracts in order to protect the Fund's current or intended stock investments from broad fluctuations in stock prices. For example, the Fund may sell Futures Contracts in anticipation of or during a decline in market prices to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such market decline occurs, the loss in value of portfolio securities may be offset, in whole or in part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase Futures Contracts in order to gain rapid market exposure that may, in part or in whole, offset increases in the cost of securities that the Fund intends to purchase. As such acquisitions are made, the corresponding positions in Futures Contracts will be closed out. In a substantial majority of these transactions, the Fund will purchase such securities upon the termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities. The trading of stock index Futures Contracts is also subject to the initial deposit and margin requirements described above. The Fund may also enter into transactions in Futures Contracts for non-hedging purposes to the extent permitted by applicable law.

OPTIONS ON FUTURES CONTRACTS: The Fund may write and purchase options to buy or sell Futures Contracts ("Options on Futures Contracts"). The writing of a call Option on a Futures Contract may constitute a partial hedge against declining prices of the security or currency underlying the Futures Contract or the securities or currency comprising the index underlying the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put Option on a Futures Contract may constitute a partial hedge against increasing prices of the security or currency underlying the Futures Contract or the securities or currency comprising the index underlying the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities. Such transactions may also be entered into for non-hedging purposes to the extent permitted by applicable law, which involves greater risks.

The Fund may purchase Options on Futures Contracts for hedging purposes as an alternative to purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline, a rise in interest rates or a decline in the dollar value of foreign currencies in which portfolio securities are denominated, the Fund may, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease in portfolio value occurs, it may be offset, in whole or part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance, or a decline in interest rates or a rise in the dollar value of foreign currencies in which securities to be acquired are denominated, the Fund may purchase call Options on Futures Contracts, rather than purchasing the underlying Futures Contracts. As in the case of options, the writing of Options on Futures Contracts may require the Fund to forgo all or a portion of the benefits of favorable movements in the price of portfolio securities, and the purchase of Options on Futures Contracts may require the Fund to forgo all or a portion of such benefits up to the amount of the premium paid and related transaction costs. The Fund may also enter into transactions in Options on Futures Contracts for non-hedging purposes, to the extent permitted by applicable law.

The Fund may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, short-term money market instruments or high quality debt securities in a segregated account with its custodian. The Fund may cover the writing of put Options on Futures Contracts
(a) through sales of the underlying Futures Contract, (b) through segregation of cash, short-term money market instruments or high quality debt securities in an amount equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written, or is less than the exercise price of the put written if the difference is maintained by the Fund in cash, short-term money market instruments or high quality debt securities in a segregated account with its custodian. Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by the Fund, the Fund will be required to sell the underlying Futures Contract which, since the Fund has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by the Fund is exercised, the Fund will be required to purchase the underlying Futures Contract which, if the Fund has covered its obligation through the sale of such Futures Contract, will close out its futures position. An Option on a Futures Contract is traded on the same contract market as the underlying Futures Contact, subject to regulation by the Commodity Futures Trading Commission ("CFTC") and the performance guarantee of the exchange clearing house. Options on Futures Contracts, as noted in the Prospectus, are also traded on foreign exchanges.


FORWARD CONTRACTS: The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific currency at a future date at a price set at the time of the contract (a "Forward Contract"). The Fund may enter into Forward Contracts for hedging purposes as well as for non-hedging purposes. The Fund may also enter into Forward Contracts for "cross hedging" as noted in the Prospectus. Transactions in Forward Contracts entered into for hedging purposes will include forward purchases or sales of foreign currencies for the purpose of protecting the dollar value of securities denominated in a foreign currency or protecting the dollar equivalent of interest or dividends to be paid on such securities. By entering into such transactions, however, the Fund may be required to forgo the benefits of advantageous changes in exchange rates. The Fund may also enter into transactions in Forward Contracts for other than hedging purposes which present greater profit potential but also involve increased risk. For example, if the Adviser believes that the value of a particular foreign currency will increase or decrease relative to the value of the U.S. dollar, the Fund may purchase or sell such currency, respectively, through a Forward Contract. If the expected changes in the value of the currency occur, the Fund will realize profits which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative.


The Fund has established procedures consistent with statements by the SEC and its staff regarding the use of Forward Contracts by registered investment companies, which require the use of segregated assets or "cover" in connection with the purchase and sale of such contracts. In those instances in which the Fund satisfies this requirement through segregation of assets, it will maintain, in a segregated account, cash, cash equivalents or high grade debt securities, which will be marked to market on a daily basis, in an amount equal to the value of its commitments under Forward Contracts.

OPTIONS ON FOREIGN CURRENCIES: The Fund may purchase and write put and call options on foreign currencies ("Options on Foreign Currencies") for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put Options on the Foreign Currency. If the value of the currency did decline, the Fund would have the right to sell such currency for a fixed amount in dollars and would thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of Options on Foreign Currencies would be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in Options on Foreign Currencies which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The Fund may write Options on Foreign Currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it may, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurred, the option would most likely not be exercised, and the diminution in value of portfolio securities would be offset by the amount of the premium received less related transaction costs. As in the case of other types of options, therefore, the writing of Options on Foreign Currencies will constitute only a partial hedge.

RISK FACTORS: IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH THE FUND'S PORTFOLIO -- The Fund's ability effectively to hedge all or a portion of its portfolio through transactions in options, Futures Contracts, and Forward Contracts will depend on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Fund's portfolio. If the values of the portfolio securities being hedged do not move in the same amount or direction as the instruments underlying options, Futures Contracts or Forward Contracts traded, the Fund's hedging strategy may not be successful and the Fund could sustain losses on its hedging strategy which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the instrument underlying an option, Futures Contract or Forward Contract traded and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, the Fund's overall return could be less than if the hedging transaction had not been undertaken. In the case of Futures and options, the portfolio securities which are being hedged may not be the same type of obligation underlying such contract. As a result, the correlation probably will not be exact. Consequently, the Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation. It should be noted that Futures Contracts or options, based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or Futures Contracts based on a broad market index, because a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. The correlation between prices of securities and prices of options, Futures Contracts or Forward Contracts may be distorted due to differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the option, Futures Contract and Forward Contract markets. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction. The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contract will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity or termination date of the option, Futures Contract or Forward Contract approaches. In addition, where the Fund enters into Forward Contracts as a "cross hedge" (i.e., the purchase or sale of a Forward Contract on one currency to hedge against risk of loss arising from changes in value of a second currency), the Fund incurs the risk of imperfect correlation between changes in the values of the two currencies which would result in losses.

It should also be noted that the Fund may purchase and sell options, Futures Contracts, Options on Futures Contracts and Forward Contracts not only for hedging purposes, but also for non-hedging purposes, including for the purpose of increasing its return on portfolio securities. As a result, in the event of adverse market movements, the Fund might be subject to losses, which would not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. In addition, the method of covering an option employed by the Fund may not fully protect it against risk of loss and, in any event, the Fund could suffer losses on the option position which might not be offset by corresponding portfolio gains.

The trading of options, Futures Contracts and Forward Contracts also entails the risk that, if the Adviser's judgment as to the general direction of the stock market or interest or exchange rates is incorrect, the Fund's overall performance may be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates, and rates instead decline, the Fund will lose part or all of the benefit of the increased value of the securities being hedged, and may be required to meet ongoing daily variation margin payments.

As a result, the Fund will incur the risk that losses on such transactions will not be offset by corresponding increases in the value of portfolio securities or decreases in the cost of securities to be acquired.

RISK FACTORS: POTENTIAL LACK OF A LIQUID SECONDARY MARKET -- Prior to exercise or expiration, a position in an exchange-traded Stock Index Option, Futures Contract, Option on a Futures Contract or Option on a Foreign Currency can only be terminated by entering into a closing purchase or sale transaction, which requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. If no such market exists, it may not be possible to close out a position, and the Fund could be required to purchase or sell the underlying instrument or meet ongoing variation margin requirements. The inability to close out option or futures positions also could have an adverse effect on the Fund's ability to hedge its portfolio effectively.

The liquidity of a secondary market in an option or Futures Contract may be adversely affected by "daily price fluctuation limits" established by the exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limits once they have been reached. Such limits could prevent the Fund from liquidating open positions, which could render its hedging strategy unsuccessful and result in trading losses. The exchanges on which options and Futures Contracts are traded have also established a number of limitations governing the maximum number of positions which may be traded by a trader, whether acting alone or in concert with others. Further, the purchase and sale of exchange-traded options and Futures Contracts is subject to the risk of trading halts, suspensions, exchange or clearing corporation equipment failures, government intervention, insolvency of a brokerage firm, intervening broker or clearing corporation or other disruptions of normal trading activity, which could make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

RISK FACTORS: OPTIONS ON FUTURES CONTRACTS -- In order to profit from the purchase of an Option on a Futures Contract, it may be necessary to exercise the Option and liquidate the underlying Futures Contract, subject to all of the risks of futures trading. The writer of an Option on a Futures Contract is subject to the risks of futures trading, including the requirement of initial and variation margin deposits.

ADDITIONAL RISKS OF TRANSACTIONS RELATED TO FOREIGN CURRENCIES AND TRANSACTIONS NOT CONDUCTED ON U.S. EXCHANGES -- The available information on which the Fund will make trading decisions concerning transactions related to foreign currencies or foreign securities may not be as complete as the comparable data on which the Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, and the markets for foreign securities as well as markets in foreign countries may be operating during non-business hours in the U.S., events could occur in such markets which would not be reflected until the following day, thereby rendering it more difficult for the Fund to respond in a timely manner.

In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Fund's position, unless the institution acts as broker and is able to find another counter-party willing to enter into the transaction with the Fund. This could make it difficult or impossible to enter into a desired transaction or liquidate open positions, and could therefore result in trading losses. Further, over-the-counter transactions are not subject to the performance guarantee of an exchange clearing house and the Fund will therefore be subject to the risk of default by, or the bankruptcy of, a financial institution or other counter-party.

Transactions on exchanges located in foreign countries may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures.

As a result, many of the risks of over-the-counter trading may be present in connection with such transactions. Moreover, the SEC or CFTC have jurisdiction over the trading in the U.S. of many types of over-the-counter and foreign instruments, and such agencies could adopt regulations or interpretations which would make it difficult or impossible for the Fund to enter into the trading strategies identified herein or to liquidate existing positions.

RESTRICTIONS ON THE USE OF OPTIONS AND FUTURES: In order to assure that the Fund will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the CFTC require that the Fund enter into transactions in Futures Contracts and Options on Futures Contracts only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of the Fund's assets. In addition, the Fund must comply with the requirements of various state securities laws in connection with such transactions.

The Fund has adopted the additional policy that it will not enter into a Futures Contract if, immediately thereafter, the value of securities and other obligations underlying all such Futures Contracts would exceed 50% of the value of the Fund's total assets.


When the Fund purchases a Futures Contract, an amount of cash, cash equivalents or high quality debt securities will be deposited in a segregated account with the Fund's custodian so that the amount so segregated will at all times equal the value of the Futures Contract, thereby insuring that the leveraging effect of such Futures Contract is minimized.

The investment objective and policies described above are not fundamental and may be changed without shareholder approval.

INVESTMENT RESTRICTIONS. The Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of the Fund's shares (which, as used in this SAI, means the lesser of (i) more than 50% of the outstanding shares of the Trust (or a class or series, as applicable) or (ii) 67% or more of the outstanding shares of the Trust (or a class or series, as applicable) present at a meeting at which holders of more than 50% of the outstanding shares of the Trust (or a class or series, as applicable) are represented in person or by proxy):


The Fund may not:

        (1) Borrow amounts in excess of 33 1/3% of its gross assets, and then only as a temporary measure for extraordinary or emergency purposes, or pledge, mortgage or hypothecate its assets (taken at market value) to an extent greater than 33 1/3% of its gross assets, in each case taken at the lower of cost or market value and subject to a 300% asset coverage requirement (for the purpose of this restriction, collateral arrangements with respect to options, Futures Contracts, Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies and payments of initial and variation margin in connection therewith are not considered a pledge of assets); while such borrowings exceed 5% of the Fund's gross assets, no securities may be purchased; however, the Fund may complete the purchase of securities already contracted for;

        (2) Underwrite securities issued by other persons except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security;

        (3) Invest 25% or more of the market value of its total assets in securities of issuers in any one industry (excluding obligations of the U.S. Government and repurchase agreements collateralized by obligations of the U.S. Government), except that the Fund will invest at least 25% of its total assets in the utilities industry;

        (4) Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except foreign currencies, Forward Contracts, Futures Contracts, options, Options on Futures Contracts and Options on Foreign Currencies) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate and commodities acquired as a result of the ownership of securities;

        (5) Make loans to other persons except through the lending of its portfolio securities and except through repurchase agreements. For these purposes the purchase of commercial paper or all or a portion of an issue of debt securities shall not be considered the making of a loan;

        (6) Invest for the purpose of exercising control or management;

        (7) Purchase any securities or evidences of interest therein on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of any transactions and except that the Fund may make margin deposits in connection with Futures Contracts, Options on Futures Contracts, Forward Contracts, options and Options on Foreign Currencies;

        (8) Sell any security which the Fund does not own unless by virtue of its ownership of other securities the Fund has at the time of sale a right to obtain securities without payment of further consideration equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;

        (9) Invest in illiquid investments, including securities which are subject to legal or contractual restrictions on resale, or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), unless the Board of Trustees has determined that such securities are liquid based upon trading markets for the specific security, if more than 10% of the Fund's assets (taken at market value) would be invested in such securities.

Except with respect to Investment Restriction (1), these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

OTHER INVESTMENT POLICIES. The Fund has also adopted the following additional investment policies that may be required by various laws and administrative positions. These investment policies are not fundamental and may be changed by the Fund without approval of its shareholders.

(a) Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities; (b) during the coming year, (i) less than 5% of the Fund's assets will be used to engage in short sales permitted by Investment Restriction (8) and (ii) purchases of warrants will not exceed 5% of the Fund's net assets (included within that amount, but not exceeding 2% of the Fund's net assets, may be warrants not listed on the New York or American Stock Exchange); (c) the Fund will not invest more than 5% of its total assets in companies which, including their respective predecessors, have a record of less than three years' continuous operation; (d) the Fund will not purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Fund, or is a partner, officer, Director or Trustee of the Adviser, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both; (e) the Fund will not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent the Fund from writing, purchasing and selling puts, calls or combinations thereof with respect to securities (including yields on securities), indexes of securities, foreign currencies and Futures Contracts; (f) the Fund may not purchase voting securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by the Fund (for this purpose, all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class); (g) the Fund will not purchase securities issued by any closed-end investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Fund shall not purchase such securities if such purchase at the time thereof would cause more than 10% of its total assets (taken at market value) to be invested in the securities of such issuers, or more than 3% of the total outstanding voting securities of any closed-end investment company to be held by the Fund. The Fund shall not purchase securities issued by any open-end investment company; (h) the Fund will only borrow amounts from banks and then only has permitted by Investment Restriction (1); and (i) the Board of Trustees will determine a security is liquid based upon trading markets for the specific security as stated in Investment Restriction No. 9 only if the security is a Rule 144A restricted security.

3.  MANAGEMENT OF THE FUND
The Board of Trustees provides broad supervision over the affairs of the Fund. The Adviser is responsible for the investment management of the Fund's assets, and the officers of the Trust are responsible for its operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)

TRUSTEES
A. KEITH BRODKIN,* Chairman and President
Massachusetts Financial Services Company, Chairman


RICHARD B. BAILEY*
Private Investor; Massachusetts Financial Services Company, former Chairman
  (prior to September 30, 1991); Cambridge Bancorp, Director; Cambridge Trust Company, Director


MARSHALL N. COHAN
Private Investor
Address: 2524 Bedford Mews Drive, Wellington, Florida

LAWRENCE H. COHN, M.D.
Brigham and Women's Hospital, Chief of Cardiac Surgery; Harvard Medical
  School, Professor of Surgery
Address: 75 Francis Street, Boston, Massachusetts

THE HON. SIR J. DAVID GIBBONS, KBE
Edmund Gibbons Limited, Chief Executive Officer; The Bank of N.T. Butterfield
  & Son Ltd., Chairman
Address: 21 Reid Street, Hamilton, Bermuda

ABBY M. O'NEILL
Private Investor; Rockefeller Financial Services, Inc. (investment advisers),
  Director
Address: 30 Rockefeller Plaza, Room 5600, New York, New York


WALTER E. ROBB, III
Benchmark Advisors, Inc. (corporate financial consultants), President and
  Treasurer; Benchmark Consulting Group, Inc. (office services), President; Landmark Funds (mutual funds), Trustee
Address: 110 Broad Street, Boston, Massachusetts


ARNOLD D. SCOTT*
Massachusetts Financial Services Company, Senior Executive Vice President and
  Secretary

JEFFREY L. SHAMES*
Massachusetts Financial Services Company, President


J. DALE SHERRATT
Insight Resources, Inc. (acquisition planning specialists), President
Address: One Liberty Square, 10th Floor, Boston, Massachusetts

WARD SMITH
NACCO Industries (holding company), Chairman (prior to June, 1994); Sundstrand
  Corporation (diversified mechanical manufacturer), Director; Society Corporation (bank holding company), Director (prior to April, 1992); Society National Bank (commercial bank), Director (prior to April, 1992)
Address: 5875 Landerbrook Drive, Mayfield Heights, Ohio


OFFICERS


W. THOMAS LONDON,* Treasurer
Massachusetts Financial Services Company, Senior Vice President


STEPHEN E. CAVAN,* Secretary and Clerk
Massachusetts Financial Services Company, Senior Vice President, General
  Counsel and Assistant Secretary

JAMES O. YOST,* Assistant Treasurer
Massachusetts Financial Services Company, Vice President


JAMES R. BORDEWICK, JR.,* Assistant Secretary
Massachusetts Financial Services Company, Vice President and Associate General
  Counsel
----------
*"Interested persons" (as defined in the 1940 Act) of the Adviser, whose address is 500 Boylston Street, Boston, Massachusetts 02116.


Each Trustee and officer holds comparable positions with certain MFS affiliates or with certain other funds of which MFS or a subsidiary is the investment adviser or distributor. Mr. Brodkin, the Chairman of MFD, Messrs. Shames and Scott, Directors of MFD, and Mr. Cavan, the Secretaryretary of MFD, hold similar positions with certain other MFS affiliates. Mr. Bailey is a Director of Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)"), the corporate parent of MFS.


The Fund pays the compensation of non-interested Trustees and Mr. Bailey (who currently receive a fee of $1,250 per year plus $225 per meeting and $225 per committee meeting attended, together with such Trustee's out-of-pocket expenses) and has adopted a retirement plan for non-interested Trustees and Mr. Bailey. Under this plan, a Trustee will retire upon reaching age 72 and if the Trustee has completed at least five years of service, he would be entitled to annual payments during his lifetime of up to 50% of such Trustee's average annual compensation (based on the three years prior to his retirement) depending on his length of service. A Trustee may also retire prior to age 72 and receive reduced payments if he has completed at least five years of service. Under the plan, a Trustee (or his beneficiaries) will also receive benefits for a period of time in the event the Trustee is disabled or dies. These benefits will also be based on the Trustee's average annual compensation and length of service. There is no retirement plan provided by the Trust for any interested Trustee, except Mr. Bailey. The Fund will accrue its allocable share of compensation expenses each year to cover current year's service and amortize past service cost.

Set forth in Appendix A hereto is certain information concerning the cash compensation paid to the Trustees and benefits accrued, and estimated benefits payable, under the retirement plan.

As of January 31, 1996, the Trustees and officers as a group, owned less than 1% of the outstanding shares of the Fund.


The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless as to liability to the Trust or its shareholders, it is determined that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined pursuant to the Declaration of Trust, that they have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.


INVESTMENT ADVISER
MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a wholly owned subsidiary of Sun Life of Canada (U.S.), which is a wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life").

The Adviser manages the Fund pursuant to an Investment Advisory Agreement, dated September 1, 1993 (the "Advisory Agreement"). The Adviser provides the Fund with overall investment advisory and administrative services, as well as general office facilities. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For its services and facilities, the Adviser is entitled to receive a management fee, computed and paid monthly, in an amount equal to the sum of 0.375% of the Fund's average daily net assets and 6.25% of the Fund's gross income (I.E., income other than gains from the sale of securities, gains from options and futures transactions, premium income from options written and gains from foreign exchange transactions) of the Fund for its then-current fiscal year. Commencing March 1, 1995, the Adviser voluntarily agreed to reduce the management fee to 0.375% of the Fund's average daily net assets. This voluntary fee reduction may be rescinded at any time without notice to shareholders as to fees accruing after the date of such rescission. Prior to March 1, 1995, the Adviser voluntarily agreed to reduce the management fee to 0% of the Fund's average daily net assets. The Adviser has also voluntarily agreed to pay expenses of the Fund (except fees paid under the Advisory Agreement and Distribution Plan) that exceed 0.65%, 0.72% and 0.65% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares, respectively, on an annualized basis. This temporary expense reduction may be rescinded at any time by the Adviser without notice to shareholders as to expenses accruing after the date of such rescission.

For the Fund's fiscal year ended October 31, 1995, MFS received management fees of $219,400. If MFS had not reduced its management fee, MFS would have received management fees under a prior investment advisory agreement of $505,241 (of which $270,402 would have been based on average daily net assets and $234,839 on gross income), equivalent to 0.70% of the Fund's net assets on an annualized basis.


For the Fund's fiscal year ended October 31, 1994, MFS voluntarily reduced its management fee to $0. If MFS had not reduced its management fee, MFS would have received management fees of $416,085 of which $222,761 would have been based on daily net assets and $193,324 on gross income, equivalent to .70% of the Fund's net assets on an annualized basis.

For the Fund's fiscal year ended October 31, 1993, MFS voluntarily reduced its management fee to $0. If MFS had not reduced its management fee, MFS would have received management fees of $190,472 of which $96,807 would have been based on average daily net assets and $93,665 on gross income, equivalent to 0.74% of the Fund's net assets on an annualized basis.

In order to comply with the expense limitations of certain state securities commissions, the Adviser will reduce its management fee or otherwise reimburse the Fund for any expenses, exclusive of interest, taxes and brokerage commissions, incurred by the Fund in any fiscal year to the extent such expenses exceed the most restrictive of such state expense limitations. The Adviser will make appropriate adjustments to such reimbursements in response to any amendment or rescission of the various state requirements.


The Fund pays all of the Fund's expenses (other than those assumed by MFS or MFD, the Fund's principal underwriter), including: governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares; expenses of preparing, printing and mailing share certificates, shareholder reports, notices, proxy statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of State Street Bank and Trust Company, the Fund's Custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses for such purposes are borne by the Fund except that the Fund's Distribution Agreement with MFD requires MFD to pay for prospectuses that are to be used for sales purposes. For a list of the Fund's expenses, including the compensation paid to Trustees who are not officers of MFS, for the fiscal year ended October 31, 1995, see the "Statement of Operations" in the Fund's Annual Report incorporated by reference into this SAI. Payment by the Fund of brokerage commissions for brokerage and research services of value to the Adviser in serving its clients is discussed under the caption "Portfolio Transactions and Brokerage Commissions" below.


MFS pays the compensation of the Trust's officers and of any Trustee who is an officer of MFS. The Adviser also furnishes at its own expense all necessary administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing the Fund's investments, effecting its portfolio transactions, and, in general, administering its affairs.


The Advisory Agreement will remain in effect until August 1, 1996 and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions") and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Fund's shares (as defined in "Investment Restrictions") or by either party on not more than 60 days' nor less than 30 days' written notice. The Advisory Agreement provides that if MFS ceases to serve as the Adviser to the Fund, the Fund will change its name so as to delete the initials "MFS" and that MFS may render services to others and may permit other fund clients to use the term "MFS" in their names. The Advisory Agreement also provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Advisory Agreement.

CUSTODIAN
State Street Bank and Trust Company (the "Custodian") is the custodian of the Fund's assets. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of each class of shares of the Fund. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions. The Custodian also acts as the dividend disbursing agent of the Fund. The Custodian has contracted with the Adviser for the Adviser to perform certain accounting functions related to options transactions for which the Adviser receives remuneration on a cost basis.

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, is the Fund's shareholder servicing agent, pursuant to a Shareholder Servicing Agreement, dated December 11, 1991 (the "Agency Agreement") with the Fund. The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of each class of shares of the Fund. For these services, the Shareholder Servicing Agent will receive a fee calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15%, up to 0.22% and up to 0.15% attributable to Class A, Class B and Class C shares, respectively. In addition, the Shareholder Servicing Agent will be reimbursed by the Fund for certain expenses incurred by the Shareholder Servicing Agent on behalf of the Fund. State Street Bank and Trust Company, the dividend and distribution disbursing agent of the Fund, has contracted with the Shareholder Servicing Agent to perform certain dividend and distribution disbursing functions for the Fund.

DISTRIBUTOR
MFD, a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Fund pursuant to a Distribution Agreement, dated January 1, 1995 (the "Distribution Agreement"). Prior to January 1, 1995, MFS Financial Services, Inc. ("FSI"), another wholly owned subsidiary of MFS, was the Fund's distributor. Where this SAI refers to MFD in relation to the receipt or payment of money with respect to a period or periods prior to January 1, 1995, such reference shall be deemed to include FSI, as the predecessor in interest to MFD.


CLASS A SHARES: MFD acts as agent in selling Class A shares of the Fund to dealers. The public offering price of Class A shares of the Fund is their net asset value next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of Class A shares of the Fund is calculated by dividing the net asset value of a Class A share by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase (see "Purchases" in the Prospectus). The sales charge scale set forth in the Prospectus applies to purchases of Class A shares of the Fund alone or in combination with shares of all classes of certain other funds in the MFS Family of Funds (the "MFS Funds") and other funds (as noted under Right of Accumulation) by any person, including members of a family unit (e.g., husband, wife and minor children) and bona fide trustees, and also applies to purchases made under the Right of Accumulation or a Letter of Intent (see "Investment and Withdrawal Programs" below). A group might qualify to obtain quantity sales charge discounts (see "Shareholder Services -- Investment and Withdrawal Programs" below).

Class A shares of the Fund may be sold at their net asset value to certain persons and in certain instances as described in the Prospectus. Such sales are made without a sales charge to promote good will with employees and others with whom MFS, MFD and/or the Fund have business relationships, and because the sales effort, if any, involved in making such sales is negligible.

MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price of the Class A shares. Dealer allowances expressed as a percentage of offering price for all offering prices are set forth in the Prospectus (see "Purchases" in the Prospectus). The difference between the total amount invested and the sum of (a) the net proceeds to the Fund and (b) the dealer commission, is the commission paid to the distributor. Because of rounding in the computation of offering price, the portion of the sales charge paid to the distributor may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of offering price or as a percentage of the net amount invested as listed in the Prospectus. In the case of the maximum sales charge the dealer retains 4% and MFD retains approximately 3/4 of 1% of the public offering price. MFD also pays a commission to dealers who initiate and are responsible for purchases of $1 million or more as described in the Prospectus.

CLASS B AND CLASS C SHARES: MFD acts as agent in selling Class B and Class C shares of the Fund to dealers. The public offering price of Class B and Class C shares is their net asset value next computed after the sale (see "Purchases" in the Prospectus).

GENERAL: Neither MFD nor dealers are permitted to delay placing orders to benefit themselves by a price change. On occasion, MFD may obtain brokers loans from various banks, including the custodian banks for the MFS Funds, to facilitate the settlement of sales of shares of the Fund to dealers. MFD may benefit from its temporary holding of funds paid to it by investment dealers for the purchase of Fund shares.


During the Fund's fiscal year ended October 31, 1995, gross sales charges on sales of Class A shares of the Fund amounted to $161,721, of which $135,056 was retained by MFD and $26,665 by dealers and certain other financial institutions; the Fund received $6,475,310, representing the aggregate net asset value of such shares. During the Fund's fiscal year ended October 31, 1994, gross sales charges on sales of Class A shares of the Fund amounted to $376,781, of which $64,642 was retained by MFD and $312,139 by dealers and certain banks and other financial institutions; the Fund received $11,364,968, representing the aggregate net asset value of such shares. During the Fund's fiscal year ended October 31, 1993, gross sales charges on sales of Class A shares of the Fund amounted to $925,217, of which $154,399 was retained by MFD and $770,818 by dealers and certain banks and other financial institutions; the Fund received $22,563,670, representing the aggregate net asset value of such shares.

During the Fund's fiscal years ended October 31, 1995, 1994 and 1993, the CDSC imposed on certain redemptions of Class A shares was $41, $16 and $155, respectively.

During the Fund's fiscal years ended October 31, 1995 and 1994, the CDSC imposed on redemption of Class B shares was $76,193 and $45,345, respectively. During the period from September 7, 1993 to October 31, 1993, the CDSC imposed on redemption of Class B shares was $0.

The Distribution Agreement will remain in effect until August 1, 1996, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions") and in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.


4.  PORTFOLIO TRANSACTIONS AND
    BROKERAGE COMMISSIONS
Specific decisions to purchase or sell securities for the Fund are made by persons affiliated with the Adviser. Any such person may serve other clients of the Adviser, or any subsidiary of the Adviser in a similar capacity. Changes in the Fund's investments are reviewed by the Board of Trustees.

The primary consideration in placing portfolio security transactions is execution at the most favorable prices. The Adviser has complete freedom as to the markets in and broker-dealers through which it seeks this result. In the U.S. and in some other countries debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. In other countries both debt and equity securities are traded on exchanges at fixed commission rates. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's mark-up or mark-down. The Adviser normally seeks to deal directly with the primary market makers or on major exchanges unless, in its opinion, better prices are available elsewhere. Subject to the requirement of seeking execution at the best available price, securities transactions may, as authorized by the Advisory Agreement, be bought from or sold to dealers who have furnished statistical, research and other information or services to the Adviser. At present no arrangements for the recapture of commission payments are in effect.

Consistent with the foregoing primary consideration, the Rules of Fair Practice of the NASD and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund and of the other investment company clients of MFD as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

Under the Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Fund to pay a broker-dealer which provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or their respective overall responsibilities to the Fund or to their other clients. Not all of such services are useful or of value in advising the Fund.

The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and the Adviser's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.


Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of the Fund. The Trustees (together with the Trustees of the other MFS Funds) have directed the Adviser to allocate a total of $23,100 of commission business from the MFS Funds to the Pershing Division of Donaldson Lufkin & Jenrette as consideration for the annual renewal of the Lipper Directors' Analytical Data Service (which provides information useful to the Trustees in reviewing the relationship between the Fund and the Adviser).


The Adviser's investment management personnel attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Adviser as a consideration in the selection of brokers to execute portfolio transactions. However, the Adviser is unable to quantify the amount of commissions set forth below which were paid as a result of such Research because a substantial number of transactions were effected through brokers which provide Research but which were selected principally because of their execution capabilities.

The management fee that the Fund pays to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Fund's portfolio transactions are used to obtain brokerage and Research services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid for such portfolio transactions, or for such portfolio transactions and Research, by an amount which cannot be presently determined. Such services would be useful and of value to the Adviser in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Adviser in carrying out its obligations to the Fund. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.


During the Fund's fiscal year ended October 31, 1995, the Fund paid brokerage commissions of $293,905 on total transactions of $137,197,646. During the Fund's fiscal year ended October 31, 1994, the Fund paid brokerage commissions of $165,973, on total transactions of $144,237,566. During the Fund's fiscal year ended October 31, 1993, the Fund paid brokerage commissions of $62,297, on total transactions of $90,155,650.

In certain instances there may be securities which are suitable for the Fund's portfolio as well as for that of one or more of the other clients of the Adviser or any subsidiary of the Adviser. Investment decisions for the Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the Fund believes that its ability to participate in volume transactions will produce better executions for the Fund.


5.  SHAREHOLDER SERVICES
INVESTMENT AND WITHDRAWAL PROGRAMS --The Fund makes available the following programs designed to enable shareholders to add to their investment or withdraw from it with a minimum of paper work. These are described below and, in certain cases, in the Prospectus. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund.

  LETTER OF INTENT: If a shareholder (other than a group purchaser described below) anticipates purchasing $100,000 or more of Class A shares of the Fund alone or in combination with shares of Class B or Class C of the Fund or any of the classes of other MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or 36-month period, in the case of purchases of $1 million or more), the shareholder may obtain Class A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent section of the Fund's Account Application or filing a separate Letter of Intent application (available from the Shareholder Servicing Agent) within 90 days of the commencement of purchases. Subject to acceptance by MFD and the conditions mentioned below, each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent application. The shareholder or his dealer must inform MFD that the Letter of Intent is in effect each time shares are purchased. The shareholder makes no commitment to purchase additional shares, but if his purchases within 13 months (or 36 months, in the case of purchases of $1 million or more) plus the value of shares credited toward completion of the Letter of Intent do not total the sum specified, he will pay the increased amount of the sales charge as described below. Instructions for issuance of shares in the name of a person other than the person signing the Letter of Intent application must be accompanied by a written statement from the dealer stating that the shares were paid for by the person signing such Letter. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Dividends and distributions of other MFS Funds automatically reinvested in shares of the Fund at net asset value pursuant to the Distribution Investment Program will also not apply toward completion of the Letter of Intent.

Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by the Shareholder Servicing Agent in the form of shares registered in the shareholder's name. All income dividends and capital gain distributions on escrowed shares will be paid to the shareholder or to his order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month or 36-month period, as applicable), the shareholder will be notified and the escrowed shares will be released.

If the intended investment is not completed, the Shareholder Servicing Agent will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by the Shareholder Servicing Agent. By completing and signing the Account Application or separate Letter of Intent application, the shareholder irrevocably appoints the Shareholder Servicing Agent his attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.

  RIGHT OF ACCUMULATION: A shareholder qualifies for cumulative quantity discounts on the purchase of Class A shares when his new investment, together with the current offering price value of all holdings of all classes of shares of that shareholder in the MFS Funds or MFS Fixed Fund (a bank collective investment fund) reaches a discount level. See "Purchases" in the Prospectus for the sales charges on quantity discounts. For example, if a shareholder owns shares valued at $75,000 and purchases an additional $25,000 of Class A shares of the Fund, the sales charge for the $25,000 purchase would be at the rate of 4.00% (the rate applicable to single transactions of $100,000). A shareholder must provide the Shareholder Servicing Agent (or his investment dealer must provide MFD) with information to verify that the quantity sales charge discount is applicable at the time the investment is made.

  DISTRIBUTION INVESTMENT PROGRAM: Distributions of dividends and capital gains made by the Fund with respect to a particular class of shares may be automatically invested in shares of the same class of one of the other MFS Funds, if shares of the fund are available for sale. Such investments will be subject to additional purchase minimums. Distributions will be invested at net asset value (exclusive of any sales charge) and not subject to any CDSC. Distributions will be invested at the close of business on the payable date for the distribution. A shareholder considering the Distribution Investment Program should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any investment.


  SYSTEMATIC WITHDRAWAL PLAN: A shareholder may direct the Shareholder Servicing Agent to send him (or anyone he designates) regular periodic payments based upon the value of his account. Each payment under a Systematic Withdrawal Plan (a "SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B shares in any year pursuant to a SWP generally are limited to 10% of the value of the account at the time of establishment of the SWP. SWP payments are drawn from the proceeds of share redemptions (which would be a return of principal and, if reflecting a gain, would be taxable). Redemptions of Class B shares will be made in the following order: (i) any "Reinvested Shares"; (ii) to the extent necessary, any "Free Amount"; and (iii) to the extent necessary, the "Direct Purchase" subject to the lowest CDSC (as such terms are defined in "Contingent Deferred Sales Charge" in the Prospectus). The CDSC will be waived in the case of redemptions of Class B shares pursuant to a SWP but will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC. To the extent that redemptions for such periodic withdrawals exceed dividend income reinvested in the account, such redemptions will reduce and may eventually exhaust the number of shares in the shareholder's account. All dividend and capital gain distributions for an account with a SWP will be reinvested in additional full and fractional shares of the Fund at the net asset value in effect at the close of business on the record date for such distributions. To initiate this service, shares having an aggregate value of at least $5,000 either must be held on deposit by, or certificates for such shares must be deposited with, the Shareholder Servicing Agent. With respect to Class A shares, maintaining a withdrawal plan concurrently with an investment program would be disadvantageous because of the sales charges included in share purchases in the case of Class A shares, and because of the assessment of the CDSC (on certain share redemptions in the case of Class A shares). The shareholder may deposit into the account additional shares of the Fund, change the payee or change the dollar amount of each payment. The Shareholder Servicing Agent may charge the account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the liquidation of shares. No charge is currently assessed against the account, but one could be instituted by the Shareholder Servicing Agent on 60 days' notice in writing to the shareholder in the event that the Fund ceases to assume the cost of these services. The Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP) or an exchange of shares of the Fund for shares of another MFS Fund. Any SWP may be terminated at any time by either the shareholder or the Fund.


  INVEST BY MAIL: Additional investments of $50 or more may be made at any time by mailing a check payable to the Fund directly to the Shareholder Servicing Agent. The shareholder's account number and the name of his investment dealer must be included with each investment.

  GROUP PURCHASES: A bona fide group and all its members may be treated as a single purchaser and, under the Right of Accumulation (but not a Letter of Intent), obtain quantity sales charge discounts on the purchase of Class A shares if the group (1) gives its endorsement or authorization to the investment program so it may be used by the investment dealer to facilitate solicitation of the membership, thus effecting economies of sales effort; (2) has been in existence for at least six months and has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups; and (4) agrees to provide certification of membership of those members investing money in the MFS Funds upon the request of MFD.

  AUTOMATIC EXCHANGE PLAN: Shareholders having account balances of at least $5,000 in any MFS Fund may exchange their shares for the same class of shares of the other MFS Funds under the Automatic Exchange Plan. The Automatic Exchange Plan provides for automatic exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder. Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to four different funds effective on the seventh day of each month or of every third month, depending whether monthly or quarterly exchanges are elected by the shareholder. If the seventh day of the month is not a business day, the transaction will be processed on the next business day. Generally, the initial exchange will occur after receipt and processing by the Shareholder Servicing Agent of an application in good order. Exchanges will continue to be made from a shareholder's account in any MFS Fund, as long as the balance of the account is sufficient to complete the transfers. Additional payments made to a shareholder's account will extend the period that exchanges will continue to be made under the Automatic Exchange Plan. However, if additional payments are added to an account subject to the Automatic Exchange Plan shortly before a transfer is scheduled, such funds may not be available for transfer until the following month; therefore, care should be used to avoid inadvertently terminating the Automatic Exchange Plan through exhaustion of the account balance.

No transaction fee for exchanges will be charged in connection with the Automatic Exchange Plan. However, exchanges from either of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. Changes in amounts to be exchanged to each fund, the funds to which exchanges are to be made and the timing of exchanges (monthly or quarterly), or termination of a shareholder's participation in the Automatic Exchange Plan will be made after instructions in writing or by telephone (an "Exchange Change Request") are received by the Shareholder Servicing Agent in proper form (i.e., if in writing -- signed by the record owner(s) exactly as shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record). Each Exchange Change Request (other than termination of participation in the program) must involve at least $50. Generally, if an Exchange Change Request is received by telephone or in writing before the close of business on the last business day of a month, the Exchange Change Request will be effective for the following month's exchange.

A shareholder's right to make additional investments in any of the MFS Funds, to make exchanges of shares from one MFS Fund to another and to withdraw from an MFS Fund, as well as a shareholder's other rights and privileges are not affected by a shareholder's participation in the Automatic Exchange Plan.

  REINSTATEMENT PRIVILEGE: Shareholders of the Fund and shareholders of the other MFS Funds (except MFS Money Market Fund, MFS Government Money Market Fund and holders of Class A shares of MFS Cash Reserve Fund in the case where the shares are acquired through direct purchase or reinvested dividends) who have redeemed their shares have a one-time right to reinvest the redemption proceeds in shares of any of the MFS Funds (if shares of the fund are available for sale) at net asset value (without a sales charge) and, if applicable, with credit for any CDSC paid. In the case of proceeds reinvested in shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund, the shareholder has the right to exchange the acquired shares for shares of another MFS Fund at net asset value pursuant to the exchange privilege described below. Such a reinvestment must be made within 90 days of the redemption and is limited to the amount of the redemption proceeds. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase in the case of Class B shares or 12 months of the initial purchase in the case of certain Class A shares, a CDSC will be imposed upon redemption. Although redemptions and repurchases of shares are taxable events, a reinvestment within a certain period of time in the same fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of a loss realized on the original redemption for federal income tax purposes. Please see your tax adviser for further information.

EXCHANGE PRIVILEGE -- Subject to the requirements set forth below, some or all of the shares in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds (if available for sale) at their net asset value. In addition, Class C shares may be exchanged for shares of MFS Money Market Fund at net asset value. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") for an established account are received by the Shareholder Servicing Agent.

Each Exchange Request must be in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record), and each exchange must involve either shares having an aggregate value of at least $1,000 or all the shares in the account (except that the minimum is $50 for accounts of retirement plan participants whose sponsoring organizations subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by the Shareholder Servicing Agent). Each exchange involves the redemption of the shares of the Fund to be exchanged and the purchase at net asset value (i.e., without a sales charge) of shares of the same class of another MFS Fund. Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's federal income tax return, unless such shares were and the shares received in the exchange are held in a tax-deferred retirement plan or other tax-exempt account. No more than five exchanges may be made in any one Exchange Request by telephone. If an Exchange Request is received by the Shareholder Servicing Agent prior to the close of regular trading on the Exchange, the exchange usually will occur on that day if all the restrictions set forth above have been complied with at that time. However, payment of the redemption proceeds by the Fund, and thus the purchase of shares of another MFS Fund, may be delayed for up to seven days if the Fund determines that such a delay would be in the best interest of all its shareholders. Investment dealers which have satisfied criteria established by MFD may also communicate a shareholder's Exchange Request to the Shareholder Servicing Agent by facsimile subject to the restrictions and requirements set forth above.

No CDSC is imposed on exchanges among the MFS Funds, although liability for the CDSC is carried forward to the exchanged shares. For purposes of calculating the CDSC upon redemption of shares acquired in an exchange, the purchase of shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares.

Additional information with respect to any of the MFS Funds, including a copy of its current prospectus, may be obtained from investment dealers or the Shareholder Servicing Agent. A shareholder considering an exchange should obtain and read the prospectus of the other MFS Fund and consider the differences in objectives and policies before making any exchange. Shareholders of the other MFS Funds (except holders of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund acquired through direct purchase or dividends reinvested prior to June 1, 1992) have the right to exchange their shares for shares of the Fund, subject to the conditions, if any, set forth in their respective prospectuses. In addition, unitholders of the MFS Fixed Fund (a bank collective investment fund) have the right to exchange their units (except units acquired through direct purchases) for shares of the Fund, subject to the conditions, if any, imposed upon such unitholders by the MFS Fixed Fund.

Any state income tax advantages for investment in shares of each state-specific series of MFS Municipal Series Trust may only benefit residents of such states. Investors should consult with their own tax advisers to be sure this is an appropriate investment based on their residency and each state's income tax laws.

The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations, including certain restrictions on purchases by market timer accounts (see "Purchases" in the Prospectus).

TAX-DEFERRED RETIREMENT PLANS -- Except as noted below, shares of the Fund may be purchased by all types of tax-deferred retirement plans. MFD makes available through investment dealers plans and/or custody agreements for the following:

  Individual Retirement Accounts ("IRAs") (for individuals and their non-employed spouses who desire to make limited contributions to a tax-deferred retirement program and, if eligible, to receive a federal income tax deduction for amounts contributed);

  Simplified Employee Pension (SEP-IRA) Plans;

  Retirement Plans Qualified under Section 401(k) of the Code, as amended;

  403(b) Plans (deferred compensation arrangements for employees of public school systems and certain non-profit organizations); and

  Certain other qualified pension and profit-sharing plans.

The plan documents provided by MFD designate a trustee or custodian (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. Each plan provides that dividends and distributions will be reinvested automatically. For further details with respect to any plan, including fees charged by the trustee, custodian or MFD, tax consequences and redemption information, see the specific documents for that plan. Plan documents other than those provided by MFD may be used to establish any of the plans described above. Third party administrative services, available for some corporate plans, may limit or delay the processing of transactions.

Investors should consult with their tax adviser before establishing any of the tax-deferred retirement plans described above.

Class C shares are not currently available for purchase by any retirement plan qualified under section 401(a) or 403(b) of the Code if the retirement plan and/or the sponsoring organization subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(a) or 403(b) recordkeeping program made available by the Shareholder Servicing Agent.


6.  TAX STATUS
The Fund has elected to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions, and the composition and holding period of the Fund's portfolio assets. Because the Fund intends to distribute all of its net investment income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Fund will be required to pay any federal income or excise taxes, although the Fund's foreign-source income may be subject to foreign withholding taxes. If the Fund should fail to qualify as a "regulated investment company" in any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to the shareholders.

Shareholders of the Fund normally will have to pay federal income taxes, and any state or local taxes, on the dividends and capital gain distributions they receive from the Fund. Dividends from ordinary income and any distributions from net short-term capital gains (whether paid in cash or reinvested in additional shares) are taxable to shareholders as ordinary income for federal income tax purposes. A portion of the Fund's ordinary income dividends (but none of its capital gain distributions) is normally eligible for the dividends-received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether paid in cash or reinvested in additional shares, are taxable to the Fund's shareholders as long-term capital gains for federal income tax purposes regardless of how long they have owned shares in the Fund. Fund dividends declared in October, November or December, payable to shareholders of record in such a month, and paid the following January will be taxable to shareholders as if received on December 31 of the year in which they are declared.


Any dividend or distribution of net capital gains or net short-term capital gains will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the dividend or distribution. Shareholders purchasing shares shortly before the record date of any such distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.


In general, any gain or loss realized upon a taxable disposition of shares of the Fund by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than 12 months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a redemption of shares may also be disallowed under rules relating to wash sales. Gain may be increased (or loss reduced) upon a redemption of Class A shares of the Fund within ninety days after their purchase followed by any purchase (including purchases by exchange or by reinvestment) without payment of an additional sales charge of Class A shares of the Fund or of another MFS Fund (or any other shares of an MFS Fund generally sold subject to a sales charge).


The Fund's transactions in options, Futures Contracts and Forward Contracts will be subject to special tax rules that may affect the amount, timing and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on such day, and any gain or loss associated with such positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The Fund will limit its activities in options, Futures Contracts and Forward Contracts to the extent necessary to meet the requirements of Subchapter M of the Code.

The Fund's current dividend and accounting policies will affect the amount, timing, and character of distributions to shareholders and may, under certain circumstances, make an economic return of capital taxable to shareholders. The Fund's investment in zero coupon securities and certain securities purchased at a market discount will cause it to realize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

An investment in residual interests of a CMO that has elected to be treated as a real estate mortgage investment conduit, or "REMIC", can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

Special tax considerations apply with respect to foreign investments of the Fund. Foreign exchange gains and losses realized by the Fund will generally be treated as ordinary income or losses. The holding of foreign currencies for nonhedging purposes and investment by the Fund in certain "passive foreign investment companies" may be limited in order to avoid a tax on the Fund.

Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source; the Fund does not expect to be able to pass through to shareholders foreign tax credits and deductions with respect to such foreign taxes. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates where available. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known.

Dividends and certain other payments to persons who are not citizens or residents of the United States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at a rate of 30%. The Fund intends to withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments to Non-U.S. Persons that are subject to such withholding, regardless of whether a lower treaty rate may be permitted. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims.


The Fund is also required in certain circumstances to apply backup withholding at a rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding. Distributions received from the Fund by Non-U.S. Persons may also be subject to tax under the laws of their own jurisdiction.


As long as it qualifies as a regulated investment company under the Code, the Fund will not be required to pay Massachusetts income or excise taxes.

Distributions of the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not from capital gains realized upon the disposition of such obligations) may be exempt from state and local taxes in certain states. The Fund intends to advise shareholders of the extent, if any, to which its distributions consist of such interest. Shareholders are urged to consult their tax advisers regarding the possible exclusion of such portion of their dividends for state and local income tax purposes as well as regarding the tax consequences of an investment in the Fund.


7.  DETERMINATION OF NET ASSET VALUE AND
    PERFORMANCE
NET ASSET VALUE: The net asset value per share of each class of the Fund is determined each day during which the Exchange is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except for the following holidays or the days on which they are observed: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.) This determination is made once each day as of the close of regular trading on the Exchange by deducting the amount of the liabilities attributable to each class from the value of the assets attributable to the class and dividing the difference by the number of shares of the class outstanding.


Equity securities in the Fund's portfolio are valued at the last sale price on the exchange on which they are primarily traded or on the NASDAQ system for unlisted national market issues, at the last quoted bid price for securities in which there were no sales during the day or for unlisted securities not reported on the NASDAQ system. Bonds and other fixed income securities (other than short-term obligations, but including listed issues) of U.S. issuers in the Fund's portfolio are valued on the basis of valuations furnished by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect the fair value of such securities. Forward Contracts will be valued using a pricing model taking into consideration market data from an external pricing source. Use of the pricing services has been approved by the Board of Trustees. All other securities, futures contracts and options in the Fund's portfolio (other than short-term obligations) for which the principal market is one or more securities or commodities exchanges (whether domestic or foreign) will be valued at the last reported sale price or at the settlement price prior to the determination (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities, futures contracts or options are traded; but if a securities exchange is not the principal market for securities, such securities will, if market quotations are readily available, be valued at current bid prices, unless such securities are reported on the NASDAQ system, in which case they are valued at the last sale price or, if no sales occurred during the day, at the last quoted bid price. Short-term obligations with remaining maturities in excess of 60 days will be valued upon dealer supplied valuations. Other short-term obligations in the Fund's portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Portfolio investments for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the Exchange. Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the close of the Exchange which will not be reflected in the computation of the Fund's net asset value unless the Trustees deem that such event would materially affect the net asset value in which case an adjustment would be made.


All investments and assets are expressed in U.S. dollars based upon current currency exchange rates. A share's net asset value is effective for orders received by the dealer prior to its calculation and received by MFD in its capacity as the Fund's distributor, or its agent, the Shareholder Servicing Agent, prior to the close of that business day.


The Trustees annually review the appropriateness of the time of day as of which the net asset value is computed.


PERFORMANCE INFORMATION
TOTAL RATE OF RETURN: The Fund will calculate its total rate of return for each class of shares for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made with all distributions reinvested and reflecting the CDSC or the maximum public offering price) to reach the value of that investment at the end of the periods. The Fund may also calculate (i) a total rate of return, which is not reduced by the CDSC (4% maximum for Class B shares) and therefore may result in a higher rate of return, (ii) a total rate of return assuming an initial account value of $1,000, which will result in a higher rate of return with respect to Class A shares since the value of the initial account will not be reduced by the maximum sales charge (currently 4.75% for Class A shares) and/or (iii) total rates of return which represent aggregate performance over a period or year-by-year performance, and which may or may not reflect the effect of the maximum or other sales charge or CDSC. The average annual total rate of return for Class A shares for the one-year ended October 31, 1995 and for the period from February 14, 1992 (commencement of investment operations) to October 31, 1995 was 16.65% and 11.63%, respectively (including the effect of the sales charge) and 22.48% and 13.08%, respectively (without the effect of the sales charge). The Fund's average total rate of return for Class B shares, for the one year period ended October 31, 1995 and for the period from September 7, 1993 (commencement of offering of this class of shares) to October 31, 1995 was 17.43% and 5.97%, respectively (including the effect of the CDSC) and 21.43% and 7.26%, repectively (without the effect of the CDSC). The Fund's average annual total rate of return for Class C for the one-year ended October 31, 1995 and for the period from January 3, 1994 (commencement of offering of this class of shares) to October 31, 1995 was 21.19% and 8.73%, respectively. The total rates of return presented above for Class A, Class B and Class C shares may not be indicative of future performance.

PERFORMANCE RESULTS: The performance results below, based on an assumed initial investment of $10,000 in Class A shares, cover the period from February 14, 1992 (commencement of investment operations) through December 31, 1995. It has been assumed that dividends and capital gain distributions were reinvested in additional shares. These performance results, as well as any total rate of return or yield quotation provided by the Fund, should not be considered as representative of the performance of the Fund in the future since the net asset value and public offering price of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in the Fund's portfolio, but also on changes in the current value of such securities and on changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate yields and total rates of return should be considered when comparing the yield and total rate of return of the Fund to yields and total rates of return published for other investment companies or other investment vehicles. Total rate of return reflects the performance of both principal and income whereas yield reflects only net portfolio income. Current net asset value and account balance information may be obtained by calling 1-800-MFS-TALK (637-8255).


                                      MFS UTILITIES FUND
                 ---------------------------------------------------------------
                                        VALUE OF
                    VALUE OF           REINVESTED       VALUE OF
YEAR ENDED       INITIAL $10,000      CAPITAL GAINS    REINVESTED       TOTAL
DECEMBER 31        INVESTMENT         DISTRIBUTION      DIVIDENDS       VALUE
-----------      ---------------      -------------    ----------       -----
12/31/92*           $10,287               $ 42           $  326        $10,655
12/31/93             11,389                112            1,236         12,737
12/31/94             10,332                102            1,672         12,106
12/31/95             12,809                196            3,041         16,046

*Fund commenced investment operations on February 6, 1992.


EXPLANATORY NOTES: The results assume that the initial $10,000 investment on February 14, 1992 has been reduced by the current maximum applicable sales charge of 4.75%. No adjustment has been made for any income taxes payable by shareholders.

YIELD: Any yield quotation of a class of shares of the Fund is based on the annualized net investment income per share allocated to that class of the Fund over a 30-day period. The yield for each class of the Fund is calculated by dividing the net investment income allocated to that class earned during the period by the maximum public offering price per share of that class of the Fund on the last day of that period. The resulting figure is then annualized. Net investment income per share of a class is determined by dividing (i) the dividends and interest allocated to that class during the period, minus accrued expenses of that class for the period, by (ii) the average number of shares of the class entitled to receive dividends during the period multiplied by the maximum public offering price per share on the last day of the period. The Fund's yield calculations for Class A shares assume a maximum sales charge of 4.75%. The Fund's yield calculation for Class B shares assumes no CDSC is paid.


The yield calculation for Class A shares of the Fund for the 30-day period ended October 31, 1995 was 3.48%, taking into account certain fee waivers; without these waivers, the yield would have been 3.07%. The yield calculation for Class B shares for the 30-day period ended October 31, 1995 was 2.95%, taking into account certain fee waivers; without these waivers, the yield would have been 2.63%. The yield calculation for Class C shares for the 30-day period ended October 31, 1995 was 3.00% taking into account certain fee waivers; without these waivers, the yield would have been 2.67%.

CURRENT DISTRIBUTION RATE: Yield, which is calculated according to a formula prescribed by the Securities and Exchange Commission, is not indicative of the amounts which were or will be paid to the Fund's shareholders. Amounts paid to shareholders of each class are reflected in the quoted "current distribution rate" for that class. The current distribution rate for a class computed by dividing the total amount of dividends per share paid by the Fund to shareholders of that class during the past twelve months by the maximum public offering price of that class at the end of such period. Under certain circumstances, such as when there has been a change in the amount of dividend payout, or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid over the period such policies were in effect, rather than using the dividends during the past twelve months. The current distribution rate differs from the yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income for option writing, short-term capital gains and return of invested capital, and is calculated over a different period of time. The Fund's current distribution rate calculation for Class A shares assumes a maximum sales charge of 4.75%. The Fund's current distribution rate calculation for Class B shares assumes no CDSC is paid. The current distribution rate for Class A, Class B and Class C shares of the Fund for the twelve-month period ended on October 31, 1995 was 3.79%, 3.18% and 3.13%, respectively.

GENERAL: From time to time each Fund may, as appropriate, quote Fund rankings or reprint all or a portion of evaluations of fund performance and operations appearing in various independent publications, including but not limited to the following: Money, Fortune, U.S. News and World Report, Kiplinger's Personal Finance, The Wall Street Journal, Barron's, Investors Business Daily, Newsweek, Financial World, Financial Planning, Investment Advisor, USA Today, Pensions and Investments, SmartMoney, Forbes, Global Finance, Registered Representative, Institutional Investor, the Investment Company Institute, Johnson's Charts, Morningstar, Lipper Analytical Services, Inc., CDA Wiesenberger, Shearson Lehman and Salomon Bros. Indices, Ibbotson, Business Week, Lowry Associates, Media General, Investment Company Data, The New York Times, Your Money, Strangers Investment Advisor, Financial Planning on Wall Street, Standard and Poor's, Individual Investor, The 100 Best Mutual Funds You Can Buy, by Gordon K. Williamson, Consumer Price Index, and Sanford C. Bernstein & Co. Fund performance may also be compared to the performance of other mutual funds tracked by financial or business publications or periodicals.

From time to time, the Fund may discuss or quote its current portfolio manager as well as other investment personnel, including such persons' views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the Fund; the Fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks.


The Fund may also quote evaluations mentioned in independent radio or television broadcasts.

From time to time the Fund may use charts and graphs to illustrate the past performance of various indices such as those mentioned above and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral.

The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals.


MFS FIRSTS: MFS has a long history of innovations.
       -- 1924 -- Massachusetts Investors Trust is established as the first open-end mutual fund in America.


       -- 1924 -- Massachusetts Investors Trust is the first mutual fund to make full public disclosure of its operations in shareholder reports.

       -- 1932 -- One of the first internal research departments is established to provide in-house analytical capability for an investment management firm.

       -- 1933 -- Massachusetts Investors Trust is the first mutual fund to register under the Securities Act of 1933 ("Truth in Securities Act" or "Full Disclosure Act").


       -- 1936 -- Massachusetts Investors Trust is the first mutual fund to allow shareholders to take capital gain distributions either in additional shares or in cash.


       -- 1976 -- MFS(R) Municipal Bond Fund is among the first municipal bond funds established.

       -- 1979 -- Spectrum becomes the first combination fixed/ variable annuity with no initial sales charge.

       -- 1981 -- MFS(R) World Governments Fund is established as America's first globally diversified fixed-income mutual fund.


       -- 1984 -- MFS(R) Municipal High Income Fund is the first open-end mutual fund to seek high tax-free income from lower-rated municipal securities.


       -- 1986 -- MFS(R) Managed Sectors Fund becomes the first mutual fund to target and shift investments among industry sectors for shareholders.

       -- 1986 -- MFS(R) Municipal Income Trust is the first closed-end, high-yield municipal bond fund traded on the New York Stock Exchange.

       -- 1987 -- MFS(R) Multimarket Income Trust is the first closed-end, multimarket high income fund listed on the New York Stock Exchange.

       -- 1989 -- MFS(R) Regatta becomes America's first non-qualified market-value-adjusted fixed/variable annuity.

       -- 1990 -- MFS(R) World Total Return Fund is the first global balanced fund.

       -- 1993 -- MFS World Growth Fund is the first global emerging markets fund to offer the expertise of two sub-advisers.

       -- 1993 -- MFS becomes money manager of MFS Union Standard Trust, the first trust to invest in companies deemed to be union-friendly by an Advisory Board of senior labor officials, senior managers of companies with significant labor contracts, academics and other national labor leaders or experts.

8.  DESCRIPTION OF SHARES, VOTING RIGHTS AND
    LIABILITIES
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of one or more separate series and to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series. The Trustees have currently authorized shares of the Fund and two other series. The Declaration of Trust further authorizes the Trustees to classify or reclassify any series of shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of three classes of shares of each of the Trust's three series, Class A shares, Class B and Class C shares. Each share of a class of the Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon liquidation of the Fund, shareholders of each class are entitled to share pro rata in the net assets of the Fund allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have under certain circumstances the right to remove one or more Trustees in accordance with the provisions of Section 16(c) of the 1940 Act. No material amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the Trust's outstanding shares. Shares have no pre-emptive or conversion rights (except as described in "Purchases -- Conversion of Class B Shares" in the Prospectus). Shares are fully paid and non-assessable. The Trust may enter into a merger or consolidation, or sell all or substantially all of its assets (or all or substantially all of the assets belonging to any series of the Trust), if approved by the vote of the holders of two-thirds of the Trust's outstanding shares voting as a single class, or of the affected series of the Trust, as the case may be, except that if the Trustees of the Trust recommend such merger, consolidation or sale, the approval by vote of the holders of a majority of the Trust's or the affected series' outstanding shares (as defined in "Investment Restrictions") will be sufficient. The Trust or any series of the Trust may also be terminated (i) upon liquidation and distribution of its assets, if approved by the vote of the holders of two-thirds of its outstanding shares, or (ii) by the Trustees by written notice to the shareholders of the Trust or the affected series. If not so terminated, the Trust will continue indefinitely.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust and its shareholders and the Trustees, officers, employees and agents of the Trust covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of his willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

9.  DISTRIBUTION PLANS
The Trustees have adopted a Distribution Plan for each of Class A, Class B and Class C shares (the "Distribution Plans") pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that each Distribution Plan would benefit the Fund and the respective class of shareholders. The Distribution Plans are designed to promote sales, thereby increasing the net assets of the Fund. Such an increase may reduce the expense ratio to the extent the Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effects that could result were the Fund required to liquidate portfolio securities to meet redemptions. There is, however, no assurance that the net assets of the Fund will increase or that the other benefits referred to above will be realized.


The Distribution Plans are described in the Prospectus under the caption "Distribution Plans," which is incorporated herein by reference. The following information supplements this Prospectus discussion.

SERVICE FEES: With respect to the Class A Distribution Plan, no service fees will be paid: (i) to any dealer who is the holder or dealer of record for investors who own Class A shares having an aggregate net asset value less than $750,000, or such other amount as may be determined from time to time by MFD (MFD, however, may waive this minimum amount requirement from time to time); or (ii) to any insurance company which has entered into an agreement with the Fund and MFD that permits such insurance company to purchase Class A shares from the Fund at their net asset value in connection with annuity agreements issued in connection with the insurance company's separate accounts. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.

With respect to the Class B Distribution Plan, except in the case of the first year service fee, no service fees will be paid to any securities dealer who is the holder or dealer of record for investors who own Class B shares having an aggregate net asset value of less than $750,000 or such other amount as may be determined by MFD from time to time. MFD, however, may waive this minimum amount requirement from time to time. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.

MFD or its affiliates shall be entitled to receive any service fee payable under any Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates for shareholder accounts.

DISTRIBUTION FEES: The purpose of distribution payments to MFD under the Distribution Plans is to compensate MFD for its distribution services to the Fund. MFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment.

DISTRIBUTION AND SERVICE FEES PAID DURING THE FUND'S LAST FISCAL YEAR: During the fiscal year ended October 31, 1995, the Fund paid the following Distribution Plan expenses:

                                    AMOUNT OF      AMOUNT OF      AMOUNT OF
                                  DISTRIBUTION   DISTRIBUTION   DISTRIBUTION
                                   AND SERVICE    AND SERVICE    AND SERVICE
                                    FEES PAID    FEES RETAINED  FEES RECEIVED
DISTRIBUTION PLANS                   BY FUND        BY MFD       BY DEALERS
------------------                   -------     -------------  -------------
Class A Distribution Plan           $ 12,209       $      0        $12,209
Class B Distribution Plan           $221,808       $189,286        $32,522
Class C Distribution Plan           $ 35,932       $     83        $35,849

GENERAL: Each of the Distribution Plans will remain in effect until August 1, 1996, and will continue in effect thereafter only if such continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Trustees who are not "interested persons" or financially interested parties to such Plan ("Distribution Plan Qualified Trustees"). Each of the Distribution Plans also requires that the Fund and MFD each shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. Each of the Distribution Plans may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions"). All agreements relating to any of the Distribution Plans entered into between the Fund or MFD and other organizations must be approved by the Board of Trustees, including a majority of the Distribution Plan Qualified Trustees. Agreements under any of the Distribution Plans must be in writing, will be terminated automatically if assigned, and may be terminated at any time without payment of any penalty, by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares. None of the Distribution Plans may be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions") or may be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees. The selection and nomination of Distribution Plan Qualified Trust- ees shall be committed to the discretion of the non-interested Trustees then in office. No Trustee who is not an "interested person" has any financial interest in any of the Distribution Plans or in any related agreement.

10.  INDEPENDENT AUDITORS AND FINANCIAL
     STATEMENTS
Ernst & Young LLP are the Fund's independent auditors, providing audit services, tax services, and assistance and consultation with respect to the preparation of filings with the SEC.

The Portfolio of Investments at October 31, 1995, the Statement of Assets and Liabilities at October 31, 1995, the Statement of Operations for the year ended October 31, 1995, the Statement of Changes in Net Assets for each of the two years in the period ended October 31, 1995, the Notes to Financial Statements and the Independent Auditors' Report, each of which is included in the Annual Report to shareholders of the Fund, are incorporated by reference into this SAI and have been so incorporated in reliance upon the report of Ernst & Young LLP, independent auditors, given upon their authority as experts in accounting and auditing. A copy of the Annual Report accompanies this SAI.

                                                                    APPENDIX A


                          TRUSTEE COMPENSATION TABLE

                                                                      RETIREMENT BENEFIT      ESTIMATED       TOTAL TRUSTEE FEES
                                                       TRUSTEE FEES    ACCRUED AS PART OF    CREDITED YEARS      FROM FUND AND
    TRUSTEE                                             FROM FUND       FUND EXPENSE\1/      OF SERVICE\2/      FUND COMPLEX\3/
----------------------------------------------------------------------------------------------------------------------------------
Richard B. Bailey ..................................      $3,725              $350                  8               $263,815
A. Keith Brodkin ...................................           0                 0                N/A                      0
Marshall N. Cohan ..................................       4,175               440                  8                148,624
Dr. Lawrence Cohn ..................................       3,725               797                 20                135,874
Sir J. David Gibbons ...............................       3,725               372                  8                135,874
Abby M. O'Neill ....................................       3,500               327                  9                129,499
Walter E. Robb, III ................................       4,175               440                  8                148,624
Arnold D. Scott ....................................           0                 0                N/A                      0
Jeffrey L. Shames ..................................           0                 0                N/A                      0
J. Dale Sherratt ...................................       4,175               857                 22                148,624
Ward Smith .........................................       4,175               440                 12                148,624

\1/ For fiscal year ended October 31, 1995.
\2/ Based on normal retirement age of 72.
\3/ For calendar year 1995. All Trustees receiving compensation served as Trustees of 36 funds within the MFS fund complex (having aggregate net assets at December 31, 1995, of approximately $12.5 billion) except Mr.
    Bailey, who served as Trustee of 73 funds within the MFS fund complex
    (having aggregate net assets at December 31, 1995, of approximately $31.7 billion).

         ESTIMATED ANNUAL BENEFITS PAYABLE BY FUND UPON RETIREMENT\4/


                                                                                       YEARS OF SERVICE
                                                            -----------------------------------------------------------------------
                    AVERAGE TRUSTEE FEES                            3                 5                 7            10 OR MORE
-----------------------------------------------------------------------------------------------------------------------------------
                          $3,150                                  $473             $  768            $1,103            $1,575
                           3,440                                   516                860             1,204             1,720
                           3,730                                   560                933             1,306             1,885
                           4,020                                   603              1,005             1,407             2,010
                           4,310                                   647              1,078             1,509             2,155
                           4,600                                   690              1,150             1,610             2,300

\4/ Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116
(617) 954-5000

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000

CUSTODIAN AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
500 Boylston Street, Boston, MA 02116
Toll free: (800) 225-2606
Mailing Address:
P.O. Box 2281, Boston, MA 02107-9906

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street, Boston, MA 02116



MFS(R)
UTILITIES
FUND

500 BOYLSTON STREET
BOSTON, MA 02116



                                                   MUF-13-3/96/500  35/235/335

[MFS Logo]                                                     ANNUAL REPORT FOR
THE FIRST NAME IN MUTUAL FUNDS                                 YEAR ENDED
                                                               OCTOBER 31, 1995





MFS(R) UTILITIES FUND



                                  [Front cover
                               A photo of a dam.]

MFS(R)  UTILITIES  FUND
TRUSTEES                                             SECRETARY
A. Keith Brodkin* - Chairman and President           Stephen E. Cavan*

Richard B. Bailey* - Private Investor;               ASSISTANT  SECRETARY
Former Chairman and Director (until 1991),           James R. Bordewick, Jr.*
Massachusetts Financial Services Company;
Director, Cambridge Bancorp; Director,               CUSTODIAN
Cambridge Trust Company                              State Street Bank and Trust Company

Marshall N. Cohan - Private Investor                 AUDITORS
                                                     Ernst & Young LLP
Lawrence H. Cohn, M.D. - Chief of Cardiac
Surgery, Brigham and Women's Hospital;               INVESTOR  INFORMATION
Professor of Surgery, Harvard Medical School         For MFS stock and bond market outlooks,
                                                     call toll free: 1-800-637-4458 anytime from
The Hon. Sir J. David Gibbons, KBE - Chief           a touch-tone telephone.
Executive Officer, Edmund Gibbons Ltd.;
Chairman, Bank of N.T. Butterfield & Son Ltd.        For information on MFS mutual funds,
                                                     call your financial adviser or, for an
Abby M. O'Neill - Private Investor;                  information kit, call toll free:
Director, Rockefeller Financial Services, Inc.       1-800-637-2929 any business day from
(investment adviser)                                 9 a.m. to 5 p.m. Eastern time (or leave
                                                     a message anytime).
Walter E. Robb, III - President and Treasurer,
Benchmark Advisers, Inc. (corporate financial        INVESTOR  SERVICE
consultants); President, Benchmark Consulting        MFS Service Center, Inc.
Group, Inc. (office services); Trustee,              P.O. Box 2281
Landmark Funds (mutual funds)                        Boston, MA 02107-9906

Arnold D. Scott* - Senior Executive Vice             For general information, call toll free:
President, Director and Secretary,                   1-800-225-2606 any business day from
Massachusetts Financial Services Company             8 a.m. to 8 p.m. Eastern time.

Jeffrey L. Shames* - President and Director,         For service to speech- or hearing-impaired,
Massachusetts Financial Services Company             call toll free: 1-800-637-6576 any business
                                                     day from 9 a.m. to 5 p.m. Eastern time.
J. Dale Sherratt  - President, Insight Resources,    (To use this service, your phone must be
Inc. (acquisition planning specialists)              equipped with a Telecommunications Device for
                                                     the Deaf.)
Ward Smith - Former Chairman (until 1994),
NACCO Industries; Director, Sundstrand               For share prices, account balances and
Corporation                                          exchanges, call toll free: 1-800-MFS-TALK
                                                     (1-800-637-8255) anytime from a touch-tone
INVESTMENT  ADVISER                                  telephone.
Massachusetts Financial Services Company
500 Boylston Street                                  -----------------------------------------------------
Boston, MA 02116-3741                                                 TOP RATED SERVICE

DISTRIBUTOR                                          NUMBER   For the second year in a row, MFS earned
MFS Fund Distributors, Inc.                            1       a #1 ranking in DALBAR, Inc's.
500 Boylston Street                                  DALBAR    Broker/Dealer Survey, Main Office
Boston, MA 02116-3741                                         Operations Service Quality category.
                                                             The firm achieved a 3.49 overall score - on
PORTFOLIO  MANAGER                                   a scale of 1 to 4 - in the 1995 survey. A total of
Maura Shaughnessy*                                   71 firms responded, offering input on the quality
                                                     of service they receive from 36 mutual fund companies
TREASURER                                            nationwide. The survey contained questions about service
W. Thomas London*                                    quality in 17 categories, including "knowledge of phone
                                                     service contacts," "accuracy of transaction processing,"
ASSISTANT  TREASURER                                 and "overall ease of doing business with the firm."
James O. Yost*                                       -------------------------------------------------------

      *Affiliated with the Investment Adviser

LETTER  TO  SHAREHOLDERS

Dear Shareholders:
Declining interest rates provided a positive environment for utility stocks over the past 12 months and helped bring their performance in line with broad market averages. During the year ended October 31, 1995, the Standard & Poor's Utility Index (the S&P Utility Index), an unmanaged, market-value-weighted total return index of all utility stocks in the Standard & Poor's 500 Composite Index (the S&P 500), returned +29.28%, while the return of the S&P 500, a popular, unmanaged index of common stock performance, was +26.41%. Over this same period, Class A shares of the Fund provided a total return of+ 22.48%, Class B shares +21.43%, and Class C shares +21.19%. These figures assume the reinvestment of distributions but exclude the effects of any sales charges. A discussion of the Fund's performance may be found in the Portfolio Performance and Strategy Section of this letter.

Economic Outlook
Moderate, but sustainable, growth appears to be the hallmark of the economic expansion's fifth year. While initial estimates showed the U.S. economy growing at an annual rate of 4.2% in the third quarter, this surprisingly strong growth was mainly driven by a pickup in consumer spending and an increase in business and government outlays. Although impressive, this growth rate is not expected to continue in coming months. Recent retail sales have been disappointing, in part because of rising levels of consumer debt. An extended period of lower mortgage rates seems to have relieved much of the pent-up demand for housing. Growth is not expected to get much help from the manufacturing sector, either, as order flows from manufacturers have moderated. Export activity, meanwhile, is also expected to remain modest as continued weakness abroad has limited demand for many U.S. goods. However, the Federal Reserve Board's consistent and, so far, successful efforts to fight inflation seem to be giving consumers and businesses enough longer term confidence to help maintain modest growth in real (adjusted for inflation) gross domestic product into 1996.

Interest Rates
Given the unexpected strength of the economy in the third quarter, prospects for further decreases in short-term interest rates by the Federal Reserve seem uncertain in the near term. Long-term rates, meanwhile, have moved noticeably downward in recent months in anticipation of more modest fourth-quarter growth with continued low inflation. While there have been some increases in commodity prices, companies have found it difficult to pass these on at the consumer level as they continue to fight for market share. Additionally, unit labor costs remain under control and seem to be growing at a pace that is near or below the ongoing inflation rate. Thus, with long-term government bonds yielding over 6% in an environment of 2% to 3% inflation, real rates of return in the fixed-income markets remain relatively attractive.

Stock Market
After some volatility late in the third quarter, the stock market appears to have stabilized. Although many companies reported solid third-quarter results, there was some weakness in the earnings of retail, financial services and even some technology companies. However, a slowdown in earnings may be a positive development if it is an indication that the economy is not overheating and that inflation - an enemy of long-term equity valuations - is under control. While we see a deceleration of corporate earnings as the inevitable consequence of traditional business cycles, we remain encouraged by the high absolute level of profitability among U.S. companies. Also, many companies' increasing emphasis on cost containment and growing use of technology have helped keep them highly competitive and reasonably profitable. Looking ahead, we believe that a stabilizing interest rate environment, coupled with reasonable earnings reports, could justify current market valuations.

Portfolio Performance and Strategy
Currently, the Fund remains overweighted in domestic utility stocks relative to the S&P Utility Index. Although competition is emerging in this industry, the pace of change is slower than had been anticipated. Along with solid cost control, we could see relatively strong earnings from this industry for the next several quarters. The Fund is currently emphasizing electric utilities which are taking the necessary steps to improve their competitive position. At this juncture, we believe the mid-tier-quality group offers much higher risk-adjusted returns than the high-quality segment. Portland General and PECO Energy, two of the Fund's largest holdings, fit these criteria.

    The Fund is underweighted in the regional Bell operating companies because we believe most of the good news in terms of legislation and growth prospects is reflected in the prices of the stocks, which have been strong performers so far this year. Although stocks of the long-distance companies have been solid performers, the Fund remains overweighted in these stocks because we are seeing accelerating growth in long-distance volume and more reasonable valuations. Two of the Fund's largest holdings, Frontier Corporation and MCI Communications, are in the long-distance telephone sector.

    The Fund is overweighted in gas utility stocks, focusing on pipeline companies with expansion opportunities and/or those which are improving the performance of their non-regulated subsidiaries. Williams Cos. and Westcoast Energy are two such companies.

    Currently, 13% of the Fund's total net assets is invested in international utilities. These investments may offer growth opportunities and more favorable regulatory treatment than domestic utilities. For example, Tele Danmark, the Fund's largest international holding, offers solid earnings and dividend growth.

    Finally, Real Estate Investment Trusts (REITs) currently comprise about 10% of the Fund's total net assets. We believe these investments offer above-average dividend growth with superior yield potential. In keeping with our strategy of remaining well-diversified, we have invested in storage, health care, industrial-office and manufactured-housing REITs.

    We appreciate your support and welcome any questions or comments you may have.

Respectfully,
---------------------------                  ---------------------------

[A photo of A. Keith Brodkin,                [A photo of Maura Shaughnessy,
 Chairman and President.]                     Portfolio Manager.]

---------------------------                  ---------------------------
/s/ A. Keith Brodkin                         /s/ Maura Shaughnessy
    Chairman and President                       Portfolio Manager

    November 10, 1995

PORTFOLIO  MANAGER  PROFILE

Maura Shaughnessy joined MFS in 1991 as an equity analyst. A graduate of Colby College and the Amos Tuck School of Business at Dartmouth College, she was promoted to Assistant Vice President in 1992, Vice President in 1993 and has managed MFS Utilities Fund since March of 1992. Ms. Shaughnessy is a Chartered Financial Analyst (C.F.A.).

OBJECTIVE  AND  POLICIES

Under normal market conditions, the Fund seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities).

The Fund invests at least 65% of its assets in equity and debt securities of both domestic and foreign companies in the utilities industry. These securities include common stocks, preferred stocks, securities convertible into common stocks or preferred stocks, and warrants. The Fund may also invest up to 35% of its assets in debt and equity securities of issuers in other industries, or in cash.

TAX  FORM  SUMMARY

In January 1996, shareholders will be mailed a Tax Form Summary reporting the federal tax status of all distributions paid during the calendar year 1995.

For the year ended October 31, 1995, the amount of distributions from income eligible for the 70% dividends-received deduction for corporations came to 66.72%.

PERFORMANCE

The information on the following page illustrates the historical performance of MFS Utilities Fund Class A shares in comparison to various market indicators. Fund results in the graph reflect the deduction of the 4.75% maximum sales charge. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. You cannot invest in an index. All results reflect the reinvestment of all dividends and capital gains.

Class B shares were offered effective September 7, 1993. Information on Class B share performance appears on the next page.

Please note that effective January 3, 1994, Class C shares were offered. Information on Class C share performance appears on the next page.


Growth of a Hypothetical $10,000 Investment
(For the Period from March 1, 1992 to October 31, 1995)

Line graph representing the growth of a $10,000 investment for the four-year period ended October 31, 1995. The graph is scaled from $8,000 to $18,000 in $2,000 segments. The years are marked in 12-month segments from 1992 to 1995. There are four lines drawn to scale. One is a solid line representing MFS Utilities Fund (Class A), a second line of very-short dashes represents the S&P 500, a third line of short dashes represents the Lehman Brothers Corporate Bond Utility Index, and a fourth line of medium-short dashes represents the Consumer Price Index.

MFS Utilities Fund (Class A)                    $14,955
S&P 500                                         $16,148
Lehman Brothers Corporate Bond Utility Index    $13,633
Consumer Price Index                            $11,089


AVERAGE ANNUAL TOTAL RETURNS
                                                                     Life of
                                                                       Class
                                                                     through
                                                1 Year    3 Years   10/31/95
------------------------------------------------------------------------------
MFS Utilities Fund (Class A) including
  4.75% sales charge                           +16.65%    +11.73%    +11.63%*
------------------------------------------------------------------------------
MFS Utilities Fund (Class A) at net asset
  value                                        +22.48%    +13.53%    +13.08%*
------------------------------------------------------------------------------
MFS Utilities Fund (Class B) with
  CDSC+                                        +17.43%       --      + 5.97%++
------------------------------------------------------------------------------
MFS Utilities Fund (Class B) without CDSC      +21.43%       --      + 7.26%++
------------------------------------------------------------------------------
MFS Utilities Fund (Class C)                   +21.19%       --      + 8.73%#
------------------------------------------------------------------------------
Average utility fund                           +17.55%    + 8.77%    + 9.78%
------------------------------------------------------------------------------
Lehman Brothers Corporate Bond Utility
  Index##                                      +20.12%    + 8.61%    + 8.88%
------------------------------------------------------------------------------
Standard & Poor's Utility Index                +29.28%    +12.44%    +13.96%
------------------------------------------------------------------------------
Consumer Price Index**                         + 2.81%    + 2.72%    + 2.86%
------------------------------------------------------------------------------
  *For the period from the commencement of offering of Class A shares, February
   14, 1992 to October 31, 1995. Benchmark comparisons begin on March 1, 1992. +These returns reflect the current Class B contingent deferred sales charge
   (CDSC) of 4% for the 1-year period and 3% for the period commencing September 7, 1993.
 ++For the period from the commencement of offering of Class B shares, September
   7, 1993 to October 31, 1995.
  #For the period from the commencement of offering of Class C shares, January
   3, 1994 to October 31, 1995. Class C shares have no initial sales charge or CDSC but, along with Class B shares, have higher annual fees and expenses than Class A shares.
 ##The Lehman Brothers Corporate Bond Utility Index includes all publicly issued, fixed-rate, nonconvertible investment-grade domestic utility debt. **The Consumer Price Index is a popular measure of change in prices.

In the table on the previous page, we have included the average annual total returns of all utility funds (including the Fund) tracked by Lipper Analytical Services, Inc. (an independent firm which reports mutual fund performance) for the applicable time periods. Because these returns do not reflect any applicable sales charges, we have also included the Fund's results at net asset value (no sales charge) for comparison.

All results are historical and, therefore, are not an indication of future results. The investment return and principal value of an investment in a mutual fund will vary with changes in market conditions, and shares, when redeemed, may be worth more or less than their original cost. All Fund results reflect the applicable expense subsidy which is explained in the Notes to Financial Statements. Had the subsidy not been in effect, the results would have been less favorable.

PORTFOLIO  OF  INVESTMENTS - October 31, 1995

Non-Convertible  Bonds - 19.1%
-----------------------------------------------------------------------------
                                                Principal Amount
Issuer                                             (000 Omitted)        Value
-----------------------------------------------------------------------------
U.S. Bonds - 18.9%
  Telecommunications - 0.2%
    Rogers Cablesystems, Inc., 10.125s, 2012              $  200  $   208,000
-----------------------------------------------------------------------------
  U.S. Government Guaranteed  - 10.5%
    Government National Mortgage Association  - 0.3%
      GNMA, 9s, 2018                                      $  291  $   305,775
-----------------------------------------------------------------------------
    U.S. Treasury Obligations  - 10.2%
      U.S. Treasury Notes, 6.875s, 1999                   $3,000  $ 3,108,270
      U.S. Treasury Notes, 9.125s, 1999                    3,000    3,317,340
      U.S. Treasury Notes, 6.125s, 2000                    2,000    2,024,680
      U.S. Treasury Notes, 7.25s, 2004                       530      573,889
      U.S. Treasury Bonds, 7.625s, 2025                      200      232,188
                                                                  -----------
                                                                  $ 9,256,367
-----------------------------------------------------------------------------
Total U.S. Government Guaranteed                                  $ 9,562,142
-----------------------------------------------------------------------------
  Utilities  - Electric  - 5.3%
    BVPS II Funding Corp., 8.33s, 2007                    $  167  $   165,051
    Commonwealth Edison, 8.375s, 2023                        500      528,665
    First PV Funding Corp., 10.15s, 2016                     500      506,250
    Gulf States Utilities Co., 8.25s, 2004                   250      267,733
    Gulf States Utilities Co., 8.7s, 2024                    250      261,650
    Louisiana Land & Exploration, 7.65s, 2023                500      496,765
    Midland Cogeneration Venture Corp.,
    10.33s, 2002                                             523      546,179
    Niagara Mohawk Power, 7.75s, 2006                        150      137,203
    Ohio Edison, 7.375s, 2002                                500      514,230
    System Energy Resources, 7.38s, 2000                     500      494,375
    Texas & New Mexico Power Co., 12.5s, 1999                300      337,500
    Utilicorp United, Inc., 8.45s, 1999                      500      534,985
                                                                  -----------
                                                                  $ 4,790,586
-----------------------------------------------------------------------------
  Utilities  - Gas  - 2.6%
    ANR Pipeline Co., 7s, 2025                            $  500  $   525,045
    Coastal Corp., 10.375s, 2000                             500      571,920
    Coastal Corp., 7.75s, 2035                               500      491,875
    Oryx Energy Co., 9.3s, 1996                              250      252,643
    Southern Union Co., 7.6s, 2024                           500      504,230
                                                                  -----------
                                                                  $ 2,345,713
-----------------------------------------------------------------------------
  Utilities  - Telephone  - 0.3%
    Northwestern Bell Telephone Co., 9.125s, 2030         $  250  $   259,883
-----------------------------------------------------------------------------
Total U.S. Bonds                                                  $17,166,324
-----------------------------------------------------------------------------
Foreign Bonds  - 0.2%
  Argentina
    Hidroelectrica Alicura, 8.375s, 1999
    (Utilities - Electric)##                              $  150  $   132,000
-----------------------------------------------------------------------------
Total Non-Convertible Bonds (Identified Cost, $17,179,523)        $17,298,324
-----------------------------------------------------------------------------
CONVERTIBLE  BONDS - 3.0%
-----------------------------------------------------------------------------
U.S. Bonds - 1.8%
  ADT Operations, Inc., 0s, 2010 (Financial
    Institutions)                                         $1,870  $   825,138
  Assisted Living Concepts, 7s, 2005 (Real
    Estate Investment Trusts)                                710      798,750
-----------------------------------------------------------------------------
Total U.S. Bonds                                                  $ 1,623,888
-----------------------------------------------------------------------------
Foreign Bonds - 1.2%
  Canada
    Rogers Communications, Inc., 2s, 2005
    (Utilities - Telecommunications)                   CAD 2,074  $ 1,078,480
-----------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $2,769,124)             $ 2,702,368
-----------------------------------------------------------------------------

COMMON  STOCKS - 73.0%
-----------------------------------------------------------------------------
                                                          Shares
-----------------------------------------------------------------------------
U.S. Stocks - 62.8%
  Financial Institutions - 1.6%
    Philip Morris Cos., Inc.                              17,100  $ 1,444,950
-----------------------------------------------------------------------------
  Real Estate Investment Trusts  - 9.7%
    Beacon Properties Corp.                               30,000  $   652,500
    Factory Stores America, Inc.                          14,900      286,825
    Hospitality Properties Trust                          30,500      800,625
    LTC Properties, Inc.                                  54,400      788,800
    National Health Investors, Inc.                       39,200    1,176,000
    Reckson Associates Realty Corp.                       49,500    1,330,313
    Sovran Self Storage, Inc.                             29,400      727,650
    Storage Equities, Inc.                                73,000    1,341,375
    Sun Communities, Inc.                                 20,000      497,500
    TriNet Corporate Realty Trust, Inc.                   45,000    1,203,750
                                                                  -----------
                                                                  $ 8,805,338
-----------------------------------------------------------------------------
  Utilities - Electric - 27.2%
    Baltimore Gas & Electric Co.                          30,000  $   802,500
    CMS Energy Corp.                                      63,000    1,740,375
    Cinergy Corp.                                         25,549      724,953
    Eastern Utilities Assn.                               20,000      470,000
    Entergy Corp.                                         34,000      969,000
    FPL Group, Inc.                                       35,000    1,465,625
    General Public Utilities Corp.                        69,800    2,181,250
    Houston Industries, Inc.                              40,700    1,887,463
    Illinova Corp.                                        65,900    1,869,912
    NIPSCO Industries, Inc.                               17,500      638,750
    New England Electric System                           10,000      390,000
    PECO Energy Co.                                       65,700    1,921,725
    PP&L Resources, Inc.                                  45,000    1,012,500
    Pacific Gas & Electric Co.                            55,200    1,621,500
    Pinnacle West Capital Corp.                           69,500    1,911,250
    Portland General Corp.                                80,600    2,186,275
    Public Service Company of New Mexico*                 50,000      837,500
    Sithe Energies, Inc.*                                 11,200       79,800
    Unicom Corp.                                          58,200    1,906,050
                                                                  -----------
                                                                  $24,616,428
-----------------------------------------------------------------------------
  Utilities - Gas - 11.9%
    Coastal Corp.                                         63,500  $ 2,055,813
    Enron Corp.                                           44,200    1,519,375
    Pacific Enterprises                                   49,000    1,212,750
    Panhandle Eastern Corp.                               46,000    1,161,500
    Transcanada Pipe Ltd.                                 35,000      468,125
    Westcoast Energy, Inc.                               112,000    1,652,000
    Williams Cos., Inc.                                   71,500    2,761,687
                                                                  -----------
                                                                  $10,831,250
-----------------------------------------------------------------------------
  Utilities - Telephone- 12.4%
    AT&T Corp.                                             9,600  $   614,400
    Ameritech Corp.                                       24,200    1,306,800
    Frontier Corp.                                        97,600    2,635,200
    GTE Corp.                                             35,650    1,470,562
    MCI Communications Corp.                              76,800    1,915,200
    SBC Communications, Inc.                              22,000    1,229,250
    Sprint Corp.                                          20,500      789,250
    US West Communications Group                          27,600    1,314,450
                                                                  -----------
                                                                  $11,275,112
-----------------------------------------------------------------------------
Total U.S. Stocks                                                 $56,973,078
-----------------------------------------------------------------------------
Foreign Stocks  - 10.2%
  Argentina  - 1.3%
    Central Costenera, ADR (Utilities - Electric)##       44,200  $ 1,204,450
-----------------------------------------------------------------------------
  Denmark - 2.0%
    Tele Danmark, ADR (Utilities  - Telephone)            67,900  $ 1,773,887
-----------------------------------------------------------------------------
  Italy - 2.1%
    Telecom Italia S.p.A. (Utilities  -
    Telecommunications)                                   68,000  $   114,402
    Telecom Italia S.p.A. Di Risp (Utilities
    - Telecommunications)                              1,309,400    1,457,634
    Telecom Italia S.p.A. - RNC (Utilities  -
    Telecommunications)                                  300,000      354,717
                                                                  -----------
                                                                  $ 1,926,753
-----------------------------------------------------------------------------
  Spain  - 1.9%
    Empresa Nacional de Electricidad, ADR
    (Utilities - Electric)                                16,300  $   819,075
    Iberdrola (Utilities  - Electric)                    121,000      912,833
                                                                  -----------
                                                                  $ 1,731,908
-----------------------------------------------------------------------------
  United Kingdom - 2.9%
    East Midlands Electricity (Utilities -
    Electric)                                                 80  $     1,098
    London Electricity (Utilities - Electric)             54,300      774,352
    National Power (Utilities - Electric)*               100,000      319,362
    PowerGen (Utilities - Electric)                      108,050      970,298
    PowerGen - 195 (Utilities - Electric)                127,500      516,038
                                                                  -----------
                                                                  $ 2,581,148
-----------------------------------------------------------------------------
Total Foreign Stocks                                              $ 9,218,146
-----------------------------------------------------------------------------
Total Common Stocks (Identified Cost, $58,107,188)                $66,191,224
-----------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK - 0.9%
-----------------------------------------------------------------------------
Argentina - 0.9%
  Compania Inversiones Telephone, 7% (Utilities -
    Telephone)## (Identified Cost, $994,600)              18,400  $   800,400
-----------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS - 2.9%
-----------------------------------------------------------------------------
                                                Principal Amount
                                                   (000 Omitted)
-----------------------------------------------------------------------------
  Federal Home Loan Mortgage Corp., due 11/16/95          $  900  $   897,889
  General Electric Co., due 11/01/95                       1,780    1,780,000
-----------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                   $ 2,677,889
-----------------------------------------------------------------------------
Total Investments (Identified Cost, $81,728,324)                  $89,670,205
OTHER  ASSETS,  LESS  LIABILITIES - 1.1%                              985,960
=============================================================================
Net Assets - 100.0%                                               $90,656,165
-----------------------------------------------------------------------------
 *Non-income producing security.
##SEC Rule 144A restriction.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. Dollar. A list of abbreviations is shown below.
               CAD = Canadian Dollars      GBP = British Pounds

See notes to financial statements

FINANCIAL  STATEMENTS

Statement  of  Assets  and  Liabilities
------------------------------------------------------------------------------
October 31, 1995
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $81,728,324)           $89,670,205
  Cash                                                                 1,098
  Net receivable for forward foreign currency exchange
    contracts purchased                                                  319
  Receivable for Fund shares sold                                    381,689
  Receivable for investments sold                                  2,647,806
  Interest and dividends receivable                                  690,683
  Deferred organization expenses                                      14,198
                                                                 -----------
      Total assets                                               $93,405,998
                                                                 -----------
Liabilities:
  Distributions payable                                          $    37,538
  Payable for Fund shares reacquired                                 150,941
  Payable for investments purchased                                2,448,547
  Payable to affiliates -
    Management fee                                                     2,757
    Shareholder servicing agent fee                                    1,216
    Distribution fee                                                  15,673
  Accrued expenses and other liabilities                              93,161
                                                                 -----------
      Total liabilities                                          $ 2,749,833
                                                                 -----------
Net assets                                                       $90,656,165
                                                                 ===========
Net assets consist of:
  Paid-in capital                                                $80,808,160
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                   7,941,660
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                              2,044,315
  Accumulated distributions in excess of net investment income      (137,970)
                                                                 -----------
      Total                                                      $90,656,165
                                                                 ===========
Shares of beneficial interest outstanding                         11,071,408
                                                                 ===========
Class A shares:
  Net asset value and redemption price per share
    (net assets of $52,474,150 / 6,402,600 shares of
    beneficial interest outstanding)                               $8.20
                                                                   =====
  Offering price per share (100/95.25 of net value per share)      $8.61
                                                                   =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $33,238,550 / 4,064,762 shares of
    beneficial interest outstanding)                               $8.18
                                                                   =====
Class C shares:
  Net asset value, offering price and redemption price per share
    (net assets of $4,943,465 / 604,046 shares of beneficial
    interest outstanding)                                          $8.18
                                                                   =====
On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements

Statement  of  Operations
------------------------------------------------------------------------------
Year Ended October 31, 1995
------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                     $ 2,630,729
    Interest                                                        1,126,691
    Foreign taxes withheld                                            (62,693)
                                                                  -----------
      Total investment income                                     $ 3,694,727
                                                                  -----------
  Expenses -
    Management fee                                                $   505,241
    Trustees' compensation                                             35,886
    Shareholder servicing agent fee (Class A)                          65,882
    Shareholder servicing agent fee (Class B)                          55,762
    Shareholder servicing agent fee (Class C)                           5,418
    Distribution and service fee (Class A)                             12,209
    Distribution and service fee (Class B)                            221,808
    Distribution and service fee (Class C)                             35,932
    Custodian fee                                                      39,928
    Printing                                                           39,208
    Auditing fees                                                      32,800
    Postage                                                            16,156
    Legal fees                                                          3,868
    Amortization of organization expenses                               3,804
    Miscellaneous                                                      79,384
                                                                  -----------
      Total expenses                                              $ 1,153,286
    Fees paid indirectly                                               (3,514)
    Reduction of expenses by investment adviser                      (285,841)
                                                                  -----------
        Net expenses                                              $   863,931
                                                                  -----------
            Net investment income                                 $ 2,830,796
                                                                  ===========
Realized and unrealized gain on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                       $ 3,134,194
    Foreign currency transactions                                     (44,998)
                                                                  -----------
      Net realized gain on investments and foreign currency
        transactions                                              $ 3,089,196
                                                                  -----------
  Change in unrealized appreciation -
    Investments                                                   $ 8,994,045
    Translation of assets and liabilities in foreign currencies        37,884
                                                                  -----------
      Net unrealized gain on investments                          $ 9,031,929
                                                                  -----------
        Net realized and unrealized gain on investments and
          foreign currency                                        $12,121,125
                                                                  -----------
          Net increase in net assets from operations              $14,951,921
                                                                  ===========

See notes to financial statements

Statement  of  Changes  in  Net  Assets
-----------------------------------------------------------------------------------------------
Year Ended October 31,                                                 1995               1994
-----------------------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment income                                         $ 2,830,796        $ 2,541,280
  Net realized gain (loss) on investments and foreign
    currency transactions                                         3,089,196         (1,048,132)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                          9,031,929         (3,868,794)
                                                                -----------        -----------
    Increase (decrease) in net assets from operations           $14,951,921        $(2,375,646)
                                                                -----------        -----------
Distributions declared to shareholders -
  From net investment income (Class A)                          $(1,950,814)       $(2,081,568)
  From net investment income (Class B)                             (894,547)          (524,361)
  From net investment income (Class C)                             (123,779)           (42,372)
  From net realized gain on investments and foreign
    currency transactions (Class A)                                --               (1,205,090)
  From net realized gain on investments and foreign
    currency transactions (Class B)                                --                 (217,435)
                                                                -----------        -----------
    Total distributions declared to shareholders                $(2,969,140)       $(4,070,826)
                                                                -----------        -----------
Fund share (principal) transactions -
  Net proceeds from sale of shares                              $54,589,877        $45,045,270
  Net asset value of shares issued to shareholders in
    reinvestment of distributions                                 2,417,592          3,351,049
  Cost of shares reacquired                                     (42,534,317)       (26,584,135)
                                                                -----------        -----------
    Increase in net assets from Fund share transactions         $14,473,152        $21,812,184
                                                                -----------        -----------
      Total increase in net assets                              $26,455,933        $15,365,712
Net assets:
  At beginning of period                                         64,200,232         48,834,520
                                                                -----------        -----------
  At end of period (including accumulated undistributed
    net investment income [accumulated distributions in
    excess of net investment income] of $(137,970) and
    $62,055, respectively)                                      $90,656,165        $64,200,232
                                                                ===========        ===========

See notes to financial statements

Financial  Highlights
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended October 31,                                                        1995            1994            1993          1992<F1>
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           Class A
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                      $ 7.00          $ 7.86          $ 6.68         $ 6.33
                                                                           ------          ------          ------         ------
Income from investment operations<F3> -
  Net investment income<F6>                                                $ 0.31          $ 0.33          $ 0.40         $ 0.17
  Net realized and unrealized gain (loss) on investments and
    foreign currency transactions                                            1.22           (0.63)           1.19           0.30
                                                                           ------          ------          ------         ------
      Total from investment operations                                     $ 1.53          $(0.30)         $ 1.59         $ 0.47
                                                                           ------          ------          ------         ------
Less distributions declared to shareholders -
  From net investment income                                               $(0.33)         $(0.35)         $(0.38)        $(0.12)
  From net realized gain on investments and foreign currency
    transactions                                                             --             (0.21)          (0.03)          --
                                                                           ------          ------          ------         ------
      Total distributions declared to shareholders                         $(0.33)         $(0.56)         $(0.41)        $(0.12)
                                                                           ------          ------          ------         ------
Net asset value - end of period                                            $ 8.20          $ 7.00          $ 7.86         $ 6.68
                                                                           ======          ======          ======         ======
Total return<F5>                                                           22.48%         (3.89)%          24.39%         11.02%<F2>
Ratios (to average net assets)/Supplemental data<F6>:
  Expenses<F4>                                                              0.83%           0.65%           0.65%          0.65%<F2>
  Net investment income                                                     4.30%           4.58%           4.57%          5.44%<F2>
Portfolio turnover                                                           152%            115%            119%            63%
Net assets at end of period (000 omitted)                                 $52,474         $42,027         $43,423        $12,859

<F1>For the period from the commencement of investment operations, February 14, 1992 to October 31, 1992.
<F2>Annualized.
<F3>Per share data for the periods subsequent to October 31, 1993 is based on average shares outstanding.
<F4>For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
<F5>Total returns for Class A shares do not include the applicable sales charge. If the sales charge had been included, the results would have been lower.
<F6>The investment adviser did not impose a portion of its management fee and agreed to reduce expenses of the Fund. If these expenses had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income                                                   $ 0.28          $ 0.28          $ 0.31         $ 0.13
    Ratios (to average net assets):
      Expenses                                                               1.23%           1.41%           1.68%       2.63%+
      Net investment income                                                  3.90%           3.82%           4.20%       3.46%+

See notes to financial statements

FINANCIAL  HIGHLIGHTS - continued

---------------------------------------------------------------------------------------------------------------------------------
Year Ended October 31,                                            1995        1994         1993<F1>         1995         1994<F2>
---------------------------------------------------------------------------------------------------------------------------------
                                                                 Class B                                     Class C
---------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -beginning of period                             $ 6.98      $ 7.84      $ 7.83              $ 6.99      $ 7.48
                                                                 ------      ------      ------              ------      ------
Income from investment operations<F5> -
  Net investment income<F7>                                      $ 0.24      $ 0.25      $ 0.05              $ 0.24      $ 0.25
  Net realized and unrealized gain (loss) on
    investments and foreign currency
    transactions                                                   1.22       (0.63)       0.01                1.21       (0.54)
                                                                 ------      ------      ------              ------      ------
      Total from investment operations                           $ 1.46      $(0.38)     $ 0.06              $ 1.45      $(0.29)
                                                                 ------      ------      ------              ------      ------
Less distributions declared to shareholders -
  From net investment income                                     $(0.26)     $(0.27)     $(0.05)             $(0.26)     $(0.20)
  From net realized gain on investments and
    foreign currency transactions                                 --          (0.21)      --                  --          --
      Total distributions declared to
        shareholders                                             $(0.26)     $(0.48)     $(0.05)             $(0.26)     $(0.20)
                                                                 ------      ------      ------              ------      ------
Net asset value - end of period                                  $ 8.18      $ 6.98      $ 7.84              $ 8.18      $ 6.99
                                                                 ======      ======      ======              ======      ======
Total return                                                     21.43%     (4.92)%       0.69%<F4>          21.19%     (3.87)%<F4>
Ratios (to average net assets)/Supplemental data<F7>:
  Expenses<F6>                                                    1.74%       1.72%       1.50%<F3>           1.81%       1.65%<F3>
  Net investment income                                           3.33%       3.51%       1.80%<F3>           3.23%       3.56%<F3>
Portfolio turnover                                                 152%        115%        119%                152%        115%
Net assets at end of period (000 omitted)                       $33,239     $19,774      $5,412              $4,943      $2,399

<F1>For the period from the commencement of offering of Class B shares, September 7, 1993 to October 31, 1993.
<F2>For the period from the commencement of offering of Class C shares, January 3, 1994 to October 31, 1994.
<F3>Annualized.
<F4>Not annualized.
<F5>Per share data for the periods subsequent to October 31, 1993 is based on average shares outstanding.
<F6>For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
<F7>The investment adviser did not impose a portion of its management fee and agreed to reduce expenses of the Fund. If these expenses had been incurred by the Fund, the net investment income per share and the ratios would have been:
    Net investment income                                        $ 0.21      $ 0.20     $ (0.07)             $ 0.21      $ 0.20
    Ratios (to average net assets):
      Expenses                                                    2.14%       2.48%       3.27%<F3>           2.21%       2.41%<F3>
      Net investment income                                       2.93%       2.74%       1.53%<F3>           2.83%       2.80%<F3>

See notes to financial statements

Notes  to  Financial  Statements

(1) Business  and  Organization
MFS Utilities Fund (the Fund) is a non-diversified series of MFS Series Trust VI (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant  Accounting  Policies
Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts, options and options on futures contracts listed on commodities exchanges are valued at closing settlement prices. Over-the- counter options are valued by brokers through the use of a pricing model which takes into account closing bond valuations, implied volatility and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of operations of the Fund.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. The fee is reduced according to a fee offset arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended October 31, 1995, accumulated distributions in excess of net investment income was increased by $61,681, accumulated undistributed net realized gain on investments and foreign currency transactions was increased by $47,449 and paid-in capital was increased by $14,232 due to differences between book and tax accounting for mortgage-backed securities, currency transactions and non-taxable dividends. This change had no effect on the net assets or net asset value per share. At October 31, 1995, accumulated distributions in excess of net investment income and realized gain on investments and foreign currency transactions under book accounting were different from tax accounting due to temporary differences in accounting for non-deductible pension expense and wash sales.

Multiple Classes of Shares of Beneficial Interest - The Fund offers Class A, Class B and Class C shares. The three classes of shares differ in their respective shareholder servicing agent, distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions  with  Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.375% of average daily net assets and 6.25% of investment income. The investment adviser did not impose a portion of its fee, which is reflected as a reduction of expenses in the Statement of Operations.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $4,511 for the year ended October 31, 1995.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $135,056 for the year ended October 31, 1995, as its portion of the sales charge on sales of Class A shares of the Fund. The Trustees have adopted separate distribution plans for Class A, Class B and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Class A distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $0 for the year ended October 31, 1995. MFD is not imposing the 0.10% distribution fee for an indefinite period. Fees incurred under the distribution plan during the year ended October 31, 1995 were 0.03% of average daily net assets attributable to Class A shares on an annualized basis.

The Class B and Class C distribution plans provide that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. The service fee is currently suspended for Class B shares held over one year. MFD will pay to securities dealers that enter into a sales agreement with MFD, all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $0 and $83 for Class B and Class C shares, respectively, for the year ended October 31, 1995. Fees incurred under the distribution plans during the year ended October 31, 1995 were 0.88% and 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

A contingent deferred sales charge is imposed on shareholder redemptions of Class A shares, on purchases of $1 million or more, in the event of a shareholder redemption within 12 months following the share purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended October 31, 1995 were $41 and $76,193 for Class A and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15%, up to 0.22% and up to 0.15% attributable to Class A, Class B and Class C shares, respectively.

(4) Portfolio  Securities
Purchases and sales of investments, other than short-term obligations, were as follows:

                                                     Purchases        Sales
------------------------------------------------------------------------------
U.S. Government securities                         $21,436,670  $16,469,325
                                                   ===========  ===========
Investments (non-U.S. Government securities)       $95,486,562  $89,076,821
                                                   ===========  ===========

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                  $82,013,201
                                                                ===========
Gross unrealized appreciation                                   $ 8,499,534
Gross unrealized depreciation                                      (842,530)
                                                                -----------
  Net unrealized appreciation                                   $ 7,657,004
                                                                ===========

(5) Shares  of  Beneficial  Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                       1995                          1994
Year Ended October     -------------------------     ------------------------
31,                    Shares          Amount        Shares         Amount
-----------------------------------------------------------------------------
Shares sold            2,699,306   $ 20,628,776     2,190,865   $ 16,077,771
Shares issued to
 shareholders in
 reinvestment of
 distributions           214,458      1,568,560       370,127      2,689,482
Shares reacquired     (2,514,510)   (18,778,516)   (2,083,365)   (15,124,516)
                       ---------   ------------     ---------    -----------
  Net increase           399,254   $  3,418,820       477,627   $  3,642,737
                       =========   ============     =========   ============

Class B Shares

                       1995                          1994
Year Ended             ------------------------      ------------------------
October 31,            Shares          Amount        Shares         Amount
-----------------------------------------------------------------------------
Shares sold            4,097,196   $ 30,083,089     3,158,234   $ 22,915,060
Shares issued to
shareholders in
 reinvestment of
distributions            101,411        742,636        86,550        623,513
Shares reacquired     (2,964,865)   (21,644,727)   (1,103,660)    (7,857,710)
                       ---------   ------------     ---------    -----------
  Net increase         1,233,742   $  9,180,998     2,141,124   $ 15,680,863
                       =========   ============     =========   ============

Class C Shares

                       1995                          1994
Year Ended             ------------------------      ------------------------
October 31,            Shares          Amount        Shares         Amount
-----------------------------------------------------------------------------
Shares sold              533,340   $  3,878,012       841,006   $  6,052,439
Shares issued to
shareholders in
 reinvestment of
distributions             14,452        106,396         5,376         38,054
Shares reacquired       (286,745)    (2,111,074)     (503,383)    (3,601,909)
                         -------      ---------       -------     ----------
  Net increase           261,047   $  1,873,334       342,999   $  2,488,584
                         =======   ============       =======   ============

+For the period from the commencement of offering of Class C shares, January 3, 1994 to October 31, 1994.

(6) Line  of  Credit
The Fund entered into an agreement which enables it to participate with other funds managed by MFS, in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended October 31, 1995 was $325.

(7) Financial  Instruments
The Fund trades financial instruments with off-balance sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts

                                            Contracts to                         Contracts   Net Unrealized
                     Settlement Date     Deliver/Receive   In Exchange for        at Value     Appreciation
-----------------------------------------------------------------------------------------------------------
Purchases        11/01/95 - 11/07/95        GBP  364,876          $576,550        $576,869             $319
                                                                  ========        ========             ====

At October 31, 1995, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Restricted  Securities
The Fund may invest not more than 10% of its net assets in securities which are subject to legal or contractual restrictions on resale. At October 31, 1995, the Fund owned the following restricted securities (constituting 2.36% of net assets) which may not be publicly sold without registration under the Securities Act of 1933 (the 1933 Act). The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees. All of these securities may be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act.

                                                                  Share/
Description                   Date of Acquisition             Par Amount            Cost           Value
--------------------------------------------------------------------------------------------------------
Central Costenera, ADR                   12/17/93 - 1/31/95       44,200      $1,047,088      $1,204,450
Compania Inversiones Telephone, 7%                  2/24/94       18,400         994,600         800,400
Hidroelectrica Alicura, 8.375s, 1999                4/08/94      150,000         143,526         132,000
                                                                                              ----------
                                                                                              $2,136,850
                                                                                              ==========

Report  of  Ernst  &  Young  LLP,  Independent  Auditors

To the Trustees of MFS Series Trust VI and Shareholders of MFS Utilities Fund:

We have audited the accompanying statement of assets and liabilities of MFS Utilities Fund, including the schedule of portfolio investments, as of October 31, 1995 and the related statement of operations for the year then ended and the statement of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended October 31, 1993, and for the period February 14, 1992 (commencement of investment operations) to October 31, 1992 for Class A shares, and for the period September 7, 1993 (commencement of investment operations) to October 31, 1993 for Class B shares, were audited by other auditors whose report dated December 14, 1993 expressed an unqualified opinion on those statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Utilities Fund at October 31, 1995, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles.

                                           /s/ Ernst & Young LLP

Boston, Massachusetts
December 8, 1995


                ---------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) Utilities Fund              NUMBER                 ----------------------
                                     1                         Bulk Rate
500 Boylston Street                DALBAR                      U.S. Postage
Boston, MA 02116                                               P A I D
                             TOP-RATED SERVICE                 Permit #55638
                                                               Boston, MA
                                                          ----------------------




[LOGO]
MFS
THE FIRST NAME IN MUTUAL FUNDS







                                                      MUF-2 12/95 11M 35/235/335

                                          PROSPECTUS
                                          March 1, 1996
MFS(R) WORLD                              Class A Shares of Beneficial Interest
EQUITY FUND                               Class B Shares of Beneficial Interest
(A member of the MFS Family of Funds(R))  Class C Shares of Beneficial Interest
--------------------------------------------------------------------------------

                                                                            Page
                                                                            ----
1. Expense Summary ..................................................          2
2. The Fund .........................................................          3
3. Condensed Financial Information ..................................          4
4. Investment Objective and Policies ................................          7
5. Investment Techniques ............................................          7
6. Additional Risk Factors ..........................................         12
7. Management of the Fund ...........................................         14
8. Information Concerning Shares of the Fund ........................         15
      Purchases .....................................................         15
      Exchanges .....................................................         19
      Redemptions and Repurchases ...................................         20
      Distribution Plans ............................................         22
      Distributions .................................................         23
      Tax Status ....................................................         24
      Net Asset Value ...............................................         24
      Description of Shares, Voting Rights and Liabilities ..........         24
      Performance Information .......................................         25
9. Shareholder Services .............................................         25
Appendix A ..........................................................        A-1
  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
    SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
         PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
            REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
MFS WORLD EQUITY FUND
500 Boylston Street, Boston, Massachusetts 02116      (617) 954-5000

This Prospectus pertains to MFS World Equity Fund (the "Fund") a diversified series of MFS Series Trust VI (the "Trust"), an open-end management investment company presently consisting of three series. The investment objective of the Fund is to provide capital appreciation primarily through investments in stocks of U.S. and non-U.S. issuers. THE FUND IS DESIGNED FOR INVESTORS WHO WISH TO SPREAD THEIR INVESTMENTS BEYOND THE UNITED STATES AND WHO ARE PREPARED TO ACCEPT THE RISKS ENTAILED IN SUCH INVESTMENTS, WHICH MAY BE HIGHER THAN THOSE ASSOCIATED WITH CERTAIN U.S. INVESTMENTS (see "Investment Objective and Policies"). The minimum initial investment generally is $1,000 per account (see "Purchases"). The Fund's investment adviser and distributor are Massachusetts Financial Services Company ("MFS" or the "Adviser") and MFS Fund Distributors, Inc. ("MFD"), respectively, both of which are located at 500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY, AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY FINANCIAL INSTITUTION. SHARES OF MUTUAL FUNDS ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED, AND WILL FLUCTUATE IN VALUE. YOU MAY RECEIVE MORE OR LESS THAN YOU PAID WHEN YOU REDEEM YOUR SHARES.

This Prospectus sets forth concisely the information concerning the Trust and the Fund that a prospective investor ought to know before investing. The Trust, on behalf of the Fund, has filed with the Securities and Exchange Commission (the "SEC") a Statement of Additional Information, dated March 1, 1996, as amended or supplemented from time to time (the "SAI"), which contains more detailed information about the Trust and the Fund and is incorporated into this Prospectus by reference. See page 27 for a further description of the information set forth in the SAI. A copy of the SAI may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number).


  INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

1.  EXPENSE SUMMARY


SHAREHOLDER TRANSACTION EXPENSES:
                                                                                     CLASS A      CLASS B      CLASS C
                                                                                     -------      -------      -------
    Maximum Initial Sales Charge Imposed on Purchases of Fund Shares
      (as a percentage of offering price) ................................           5.75%           0%           0%
    Maximum Contingent Deferred Sales Charge (as a percentage of original
      purchase price or redemption proceeds, as applicable) ..............       See Below(1)     4.00%           0%
ANNUAL OPERATING EXPENSES OF THE FUND (AS A PERCENTAGE OF AVERAGE NET ASSETS):
    Management Fees ......................................................           1.00%        1.00%        1.00%
    Rule 12b-1 Fees (after applicable fee reduction) .....................           0.25%(2)     1.00%(3)     1.00%(3)
    Other Expenses .......................................................           0.49%        0.55%        0.49%
                                                                                     ----         ----         ----
    Total Operating Expenses (after applicable fee reduction) ............           1.74%(2)     2.55%        2.49%
----------
(1) Purchases of $1 million or more are not subject to an initial sales charge; however, a contingent deferred sales charge ("CDSC") of 1% will be imposed on such purchases in the event of certain redemption transactions within 12 months following such purchases (see "Information Concerning
    Shares of the Fund -- Purchases" below).
(2) The Fund has adopted a Distribution Plan for its Class A shares in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), which provides that it will pay distribution/
    service fees aggregating up to (but not necessarily all of) 0.35% per annum of the average daily net assets attributable to the Class A shares
    (see "Information Concerning Shares of the Fund -- Distribution Plans"
    below). The 0.10% per annum distribution fee attributable to Class A shares is not currently being imposed and will be implemented only upon approval by the Trust's Board of Trustees. Distribution expenses paid under this Plan, together with the initial sales charge, may cause long-
    term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge.
(3) The Fund has adopted separate Distribution Plans for its Class B and its
    Class C shares in accordance with Rule 12b-1 under the 1940 Act, which provide that it will pay distribution/service fees aggregating up to (but not necessarily all of) 1.00% per annum of the average daily net assets attributable to Class B shares under the Class B Distribution Plan and the
    Class C shares under the Class C Distribution Plan (see "Information
    Concerning Shares of the Fund -- Distribution Plans" below). Distribution expenses paid under these Plans, together with any CDSC payable upon redemption of Class B shares, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge.

                             EXAMPLE OF EXPENSES
                             -------------------

An investor would pay the following dollar amounts of expenses on a $1,000 investment in the Fund, assuming (a) a 5% annual return and (b) redemption at the end of each of the time periods indicated (unless otherwise noted):

  PERIOD                       CLASS A          CLASS B              CLASS C
  -----                        -------    ---------------------      -------
                                                         (1)
   1 year ..................     $ 74       $ 66        $ 26           $ 25
   3 years .................      109        109          79             78
   5 years .................      146        156         136            133
  10 years .................      251        266(2)      266(2)         283
----------
(1) Assumes no redemption.
(2) Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.


    The purpose of the expense table is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. More complete descriptions of the following Fund expenses are set forth in the following sections of the Prospectus: (i) varying sales charges on share purchases -- "Purchases"; (ii) varying CDSCs -- "Purchases"; (iii) management fees -- "Investment Adviser"; and (iv) Rule 12b-1 (i.e., distribution plan) fees -- "Distribution Plans."

    THE "EXAMPLE" SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


2.  THE FUND
The Fund is a diversified series of the Trust, an open-end management investment company which was organized as a business trust under the laws of The Commonwealth of Massachusetts on April 30, 1990. The Trust presently consists of three series, each of which represents a portfolio with separate investment objectives and policies. Shares of the Fund are continuously sold to the public and the Fund then uses the proceeds to buy securities for its portfolio. Three classes of shares of the Fund currently are offered to the general public. Class A shares are offered at net asset value plus an initial sales charge (or a CDSC in the case of certain purchases of $1 million or more) and subject to a Distribution Plan providing for an annual distribution fee and service fee. Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC and a Distribution Plan providing for an annual distribution fee and service fee which are greater than the Class A annual distribution fee and service fee. Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares are offered at net asset value without an initial sales charge or a CDSC but subject to a Distribution Plan providing for an annual distribution fee and service fee which are equal to the Class B annual distribution fee and service fee. Class C shares do not convert to any other class of shares of the Fund.

The Trust's Board of Trustees provides broad supervision over the affairs of the Fund. A majority of the Trustees are not affiliated with the Adviser. The Adviser is responsible for the management of the Fund's assets and the officers of the Trust are responsible for the Fund's operations. The Adviser manages the portfolio from day to day in accordance with the Fund's investment objective and policies. The selection of investments and the way they are managed depend on the conditions and trends in the economies of the various countries of the world, their financial markets and the relationship of their currencies to the U.S. dollar. The Fund also offers to buy back (redeem) its shares from its shareholders at any time at net asset value, less any applicable CDSC.

3.  CONDENSED FINANCIAL INFORMATION
The following information has been audited for at least the latest five fiscal years of the Fund and should be read in conjunction with the Fund's financial statements included in the Fund's Annual Report to shareholders which are incorporated by reference into the SAI in reliance upon the report of the Fund's independent auditors, given upon their authority as experts in accounting and auditing. The Fund's current independent auditors are Deloitte & Touche LLP.

                             FINANCIAL HIGHLIGHTS
                     CLASS A, CLASS B AND CLASS C SHARES

                            YEAR ENDED                YEAR ENDED
                            OCTOBER 31,               OCTOBER 31,
                       ---------------------------------------------------------
                        1995       1994      1993*       1995       1994
                       ---------------------------------------------------------
                              CLASS A                   CLASS B
                       ---------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value --
  beginning of
  period ...........    $16.95     $16.56     $15.71     $16.78     $16.53
                        ------     ------     ------     ------     ------
Income from
investment
operations# --
  Net investment
   income (loss) ...    $ 0.09     $ 0.03     $ 0.01     $(0.05)    $(0.17)
  Net realized and
    unrealized gain
    (loss) on
    investments ....      1.37       1.13       0.84       1.37       1.13
                        ------     ------     ------     ------     ------
    Total from
     investment
     operations ....    $ 1.46     $ 1.16     $ 0.85     $ 1.32     $ 0.96
                        ------     ------     ------     ------     ------
Less distributions
  declared to
  shareholders --
  In excess of net
    investment
    income .........    $ --       $(0.07)    $ --       $ --       $(0.01)
  From net realized
    gain on
    investments ....     (1.73)     (0.70)      --        (1.55)     (0.70)
                        ------     ------     ------     ------     ------
    Total
      distributions
      declared to
      shareholders .    $(1.73)    $(0.77)    $ --       $(1.55)    $(0.71)
                        ------     ------     ------     ------     ------
Net asset value --
 end of period .....    $16.68     $16.95     $16.56     $16.55     $16.78
                        ======     ======     ======     ======     ======
TOTAL RETURN++          10.16%      7.03%      5.41%++    9.07%      5.91%
RATIOS (TO AVERAGE
 NET ASSETS)/
 SUPPLEMENTAL DATA:
  Expenses##(S) ....     1.61%      1.54%      1.68%+     2.55%      2.58%
  Net investment
   income (loss)(S).     0.58%      0.15%      0.94%+   (0.35)%    (1.01)%
PORTFOLIO TURNOVER .       73%        99%        70%        73%        99%
NET ASSETS AT END OF
  PERIOD (000
  OMITTED) .........   $52,164    $16,968     $2,076  $156,286    $175,438

----------
  *For the period from the commencement of offering of Class A shares,
   September 7, 1993 to October 31, 1993.
  +Annualized.
 ++Not annualized.
 ++Total returns for Class A shares do not include the applicable sales charge.
   If the charge had been included, the results would have been lower.
  #Per share data for the periods subsequent to October 31, 1993 is based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(S)The distributor did not impose a portion of its fee for Class A shares amounting to $0.0072 per share for the year ended October 31, 1995. If this fee had been incurred by the Fund, the ratio of expenses and net investment income to average net assets would have been 1.66% and 0.53%, respectively.

                      PERIOD ENDED                   YEAR ENDED NOVEMBER 30,
                      OCTOBER 31,     ------------------------------------------
                         1993*         1992       1991       1990     1989
--------------------------------------------------------------------------------
                          CLASS B
--------------------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value --
  beginning of
  period ...........      $13.50      $12.40     $12.94     $12.96   $11.21
                          ------      ------     ------     ------   ------
Income from
investment
operations# --
  Net investment
   income (loss) ...      $(0.10)     $(0.04)    $ 0.17     $ 0.13   $ 0.09
  Net realized and
    unrealized gain
    (loss) on
    investments ....        3.28        1.17      (0.37)      1.14     2.03
                          ------      ------     ------     ------   ------
     Total from
      investment
      operations ...      $ 3.18      $ 1.13     $(0.20)    $ 0.27   $ 2.12
                          ------      ------     ------     ------   ------
Less distributions
  declared to
  shareholders --
  From net
    investment
    income .........      $ --        $ --       $  --      $ --     $(0.21)
  From net realized
    gain on
    investments ....       (0.15)      (0.03)     (0.15)     (0.29)   (0.12)
  From paid-in
    capital ........        --          --        (0.19)      --      (0.04)
                          ------      ------     ------     ------   ------
    Total
      distributions
      declared to
      shareholders .      $(0.15)     $(0.03)    $(0.34)    $(0.29)  $(0.37)
                          ------      ------     ------     ------   ------
Net asset value --
  end of period ......    $16.53      $13.50     $12.40     $12.94   $12.96
                          ======      ======     ======     ======   ======
TOTAL RETURN .......      23.80%++     9.13%    (1.57)%      2.02%   19.58%
  RATIOS (TO AVERAGE
  NET ASSETS)/
  SUPPLEMENTAL DATA:
  Expenses .........       2.66%+      2.91%      2.88%      2.93%    3.05%
  Net investment
   income (loss) ...     (0.71)%+    (0.31)%      1.35%      1.07%    0.77%
PORTFOLIO TURNOVER .         70%        110%       160%       173%     190%
NET ASSETS AT END OF
  PERIOD (000
  OMITTED) .........    $145,575    $101,550    $82,980    $81,505  $50,827
----------
 *For the eleven months ended October 31, 1993.
 +Annualized.
++Not annualized.
 #Per share data for the periods subsequent to October 31, 1993 is based on average shares outstanding.

                               YEAR ENDED       YEAR ENDED   PERIOD ENDED
                              NOVEMBER 30,      OCTOBER 31,   OCTOBER 31,
                          ------------------------------------------------------
                           1988        1987**    1995         1994***
--------------------------------------------------------------------------------
                           CLASS B               CLASS C
--------------------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value --
  beginning of period      $10.12     $ 8.47     $16.80        $16.75
                           ------     ------     ------        ------
Income from
 investment
 operations# --
  Net investment
   income (loss) ....      $ 0.14     $(0.02)    $(0.05)       $(0.09)
  Net realized and
    unrealized gain
    (loss) on
    investments .....        0.95       1.67       1.37          0.14
                           ------     ------     ------        ------
    Total from
     investment
     operations            $ 1.09     $ 1.65     $ 1.32        $ 0.05
                           ------     ------     ------        ------
Less distributions
  declared to
  shareholders from
  net realized gain
  on investments ....      $  --      $ --       $ (1.59)      $ --
                           ------     ------     ------        ------
    Total
      distributions
      declared to
      shareholders ..      $ --       $ --       $(1.59)       $ --
                           ------     ------     ------        ------
Net asset value --
  end of period .....      $11.21     $10.12     $16.53        $16.80
                           ======     ======     ======        ======
TOTAL RETURN ........      10.77%     19.48%++    9.20%         0.30%+
RATIOS (TO AVERAGE
  NET ASSETS)/
  SUPPLEMENTAL DATA:
    Expenses## ......       2.48%      2.50%+     2.49%         2.55%+
    Net investment
     income (loss) ..      1.29%     (0.29)%+   (0.31)%       (0.72)%+
PORTFOLIO TURNOVER ..       276%        272%        73%           99%
NET ASSETS AT END OF
  PERIOD (000
  OMITTED) .........     $42,806     $37,248     $2,908        $1,440
----------
 **For the period from the commencement of investment operations, December 29,
   1986 to November 30, 1987.
***For the period from the commencement of offering of Class C shares, January 3, 1994 to October 31, 1994.
   Annualized.
 ++Not annualized.
  #Per share data for the periods subsequent to October 31, 1993 is based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

4.  INVESTMENT OBJECTIVE AND POLICIES
INVESTMENT OBJECTIVE -- The Fund seeks to provide capital appreciation, primarily through investments in stocks of U.S. and non-U.S. issuers.

INVESTMENT POLICIES -- The Fund may invest in all types of common stocks and equivalents (such as convertible debt securities and warrants) and preferred stocks, sometimes in the form of American Depositary Receipts ("ADRs"). See "Investment Techniques -- American Depositary Receipts" below. While the Fund intends to maintain a portfolio consisting largely of equity securities of non-U.S. issuers, the Fund may, under normal circumstances, invest up to 50% of its assets in securities of U.S. and/or Canadian issuers. If extraordinary market conditions abroad so warrant, the Fund may temporarily invest up to 100% of its assets in securities of U.S. and/or Canadian issuers. In addition, for temporary defensive purposes, the Fund may invest up to 20% of its assets in Government Securities. See "Investment Techniques -- Government Securities" below.

Consistent with its investment objective and policies described above, the Fund may invest up to 100% (and expects generally to invest between 10% and 100%) of its net assets in foreign securities which may be traded on foreign exchanges.

While it is not the Fund's policy generally to invest or trade for short-term profits, portfolio securities may be disposed of without regard to the length of time held whenever the Adviser is of the opinion that a security no longer has an appropriate appreciation potential or has reached its anticipated level of performance, or when another security appears to offer greater appreciation potential or a relatively greater anticipated level of performance. The Fund's relative equity and cash positions may also be increased or decreased when, in the judgment of the Adviser, a period of substantial rise or decline in securities prices is anticipated. Subject to tax requirements, portfolio changes may be made without regard to the length of time a security has been held, or whether a sale would result in a profit or loss.

Although changes in the value of securities subsequent to their acquisition are reflected in the net asset value of shares of the Fund, such changes will not affect the income received by the Fund from such securities. However, the dividends paid by the Fund, if any, will increase or decrease in relation to the income received by the Fund from its investments, which would in any case be reduced by the Fund's expenses before it is distributed to shareholders.

5.  INVESTMENT TECHNIQUES
Consistent with the Fund's investment objective and policies, the Fund may engage in the following investment techniques, many of which are described more fully in the SAI. See "Investment Techniques" in the SAI.

GOVERNMENT SECURITIES: The Fund may invest in fixed income obligations issued by national governments, their agencies, authorities and instrumentalities, including (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance -- U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to 10 years) and U.S. Treasury bonds (generally maturities of greater than 10 years), all of which are backed by the full faith and credit of the U.S. Government; and (2) obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the Government National Mortgage Association ("GNMA"), some of which are supported by the right of the issuer to borrow from the U.S. Government but are not guaranteed by the U.S. Government, e.g., obligations of Federal Home Loan Banks, and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association. Government Securities also include interests in trusts or other entities representing interests in obligations that are backed by the full faith and credit of the U.S. Government or are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.

FOREIGN SECURITIES: The Fund may invest in dollar denominated and non-dollar denominated foreign securities. Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. These include changes in currency rates, exchange control regulations, securities settlement practices, governmental administration or economic or monetary policy (in the United States or abroad) or circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. Each Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. The Fund may also hold foreign currency in anticipation of purchasing foreign securities.

EMERGING MARKET SECURITIES: Consistent with the Fund's objective and policies, the Fund may invest in securities of issuers whose principal activities are located in emerging market countries. Emerging market countries include any country determined by the Adviser to have an emerging market economy, taking into account a number of factors, including whether the country has a low- to middle-income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The Adviser determines whether an issuer's principal activities are located in an emerging market country by considering such factors as its country of organization, the principal trading market for its securities and the source of its revenues and assets. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; or (e) the issuer has 50% or more of its assets in that country.

AMERICAN DEPOSITARY RECEIPTS: The Fund may invest in ADRs which are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. Because ADRs trade on United States securities exchanges, the Adviser does not treat them as foreign securities. However, they are subject to many of the risks of foreign securities, such as changes in exchange rates and more limited information about foreign issuers.

BRADY BONDS: The Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Jordan, Mexico, Nigeria, Panama, the Philippines, Poland, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

LENDING OF SECURITIES: The Fund may make loans of its portfolio securities. Such loans will usually be made only to member banks of the Federal Reserve System and member firms (and subsidiaries thereof) of the New York Stock Exchange (the "Exchange") and would be required to be secured continuously by collateral in cash, U.S. Government Securities or an irrevocable letter of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would continue to collect the equivalent of the interest on the securities loaned and would also receive either interest (through investment of cash collateral) or a fee (if the collateral is U S. Government Securities). As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which could be earned currently from securities loans of this type justifies the attendant risk.

REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements in order to earn income on available cash or as a temporary defensive measure. Under a repurchase agreement the Fund acquires securities subject to the seller's agreement to repurchase at a specified time and price. If the seller becomes subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's right to liquidate the securities may be restricted (during which time the value of the securities could decline). As discussed in the SAI, the Fund has adopted certain procedures which are intended to minimize risk.


MORTGAGE DOLLAR ROLL TRANSACTIONS: The Fund may enter into mortgage "dollar roll" transactions with selected banks and broker-dealers pursuant to which the Fund sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The Fund will only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction.


RESTRICTED SECURITIES: The Fund may also purchase securities that are not registered under the Securities Act of 1933 ("1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). The Trust's Board of Trustees determines, based upon a continuing review of the trading markets for a specific Rule 144A security, whether such security is liquid and thus not subject to the Fund's limitation on investing not more than 15% of its net assets in illiquid investments. The Board of Trustees has adopted guidelines and delegated to MFS the daily function of determining and monitoring the liquidity of Rule 144A securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Board will carefully monitor the Fund's investments in Rule 144A securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of decreasing the level of liquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities held in the Fund's portfolio. Subject to the Fund's 15% limitation on investments in illiquid investments, the Fund may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, the Fund might not be able to sell these securities when the Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.

WHEN-ISSUED SECURITIES: In order to help ensure the availability of suitable securities for its portfolio, the Fund may purchase securities on a "when-issued" or on a "forward delivery" basis, which means that the obligations will be delivered to the Fund at a future date usually beyond customary settlement time. It is expected that, under normal circumstances, the Fund will take delivery of such securities. In general, the Fund does not pay for the securities until received and does not start earning interest on the obligations until the contractual settlement date. While awaiting delivery of the obligations purchased on such bases, the Fund will establish a segregated account consisting of cash, short-term money market instruments or high quality debt securities equal to the amount of the commitments to purchase "when-issued" securities. Although the Fund does not intend to make such purchases for speculative purposes and intends to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, the Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if the Fund determines it is necessary to sell the "when-issued" or "forward delivery" securities before delivery, it may incur a loss because of market fluctuations since the time the commitment to purchase such securities was made and any gain would not be tax-exempt. When the time comes to pay for "when-issued" or "forward delivery" securities, the Fund will meet its obligations from the then-available cash flow on the sale of securities, or, although it would not normally expect to do so, from the sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or less than the Fund's payment obligation).

CORPORATE ASSET-BACKED SECURITIES: The Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card or automobile loan receivables, representing the obligations of a number of different parties. Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. See the SAI for further information on these securities.

LOANS AND OTHER DIRECT INDEBTEDNESS: The Fund may invest a portion of its assets in loans. By purchasing a loan, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate, government or other borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. The Fund may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods and services. These claims may also be purchased at a time when the company is in default. Certain of the loans acquired by the Fund may involve revolving credit facilities or other standby financing commitments which obligate the Fund to pay additional cash on a certain date or on demand.

The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

OPTIONS ON SECURITIES: The Fund may write (sell) covered call and put options and purchase call and put options on securities. The Fund will write options on securities for the purpose of increasing its return on such securities and/ or protect the values of its portfolio. In particular, where the Fund writes an option which expires unexercised or is closed out by the Fund at a profit, it will retain the premium paid for the option which will increase its gross income and will offset in part the reduced value of the portfolio security underlying the option, or the increased cost of portfolio securities to be acquired. In contrast, however, if the price of the underlying security moves adversely to the Fund's position, the option may be exercised and the Fund will be required to purchase or sell the underlying security at a disadvantageous price, which may only be partially offset by the amount of the premium. The Fund may also write combinations of put and call options on the same security, known as "straddles." Such transactions can generate additional premium income but also present increased risk.


By writing a call option on a security, the Fund limits its opportunity to profit from any increase in the market value of the underlying security, since the holder will usually exercise the call option when the market value of the underlying security exceeds the exercise price of the call. However, the Fund retains the risk of depreciation in value of securities on which it has written call options.

The Fund may also purchase put or call options in anticipation of market fluctuations which may adversely affect the value of its portfolio or the prices of securities that the Fund wants to purchase at a later date. In the event that the expected market fluctuations occur, the Fund may be able to offset the resulting adverse effect on its portfolio, in whole or in part, through the options purchased. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise or liquidation of the option, and, unless the price of the underlying security changes sufficiently, the option may expire without value to the Fund.

In certain instances, the Fund may enter into options on U.S. Treasury securities which may be referred to as "reset" options or "adjustable strike" options. These options provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of the option.


OPTIONS ON STOCK INDICES: The Fund may write (sell) covered call and put options and purchase call and put options on stock indices. The Fund may write options on stock indices for the purpose of increasing its gross income and to protect its portfolio against declines in the value of securities it owns or increases in the value of securities to be acquired. When the Fund writes an option on a stock index, and the value of the index moves adversely to the holder's position, the option will not be exercised, and the Fund will either close out the option at a profit or allow it to expire unexercised. The Fund will thereby retain the amount of the premium, less related transaction costs, which will increase its gross income and offset part of the reduced value of portfolio securities or the increased cost of securities to be acquired. Such transactions, however, will constitute only partial hedges against adverse price fluctuations, since any such fluctuations will be offset only to the extent of the premium received by the Fund for the writing of the option, less related transaction costs. In addition, if the value of an underlying index moves adversely to the Fund's option position, the option may be exercised, and the Fund will experience a loss which may only be partially offset by the amount of the premium received.


The Fund may also purchase put or call options on stock indices in order, respectively, to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance. The Fund's possible loss in either case will be limited to the premium paid for the option, plus related transaction costs.


FUTURES CONTRACTS: The Fund may enter into stock index and foreign currency futures contracts. (Unless otherwise specified, futures contracts on indices and foreign currency futures contracts are collectively referred to as "Futures Contracts.") The Fund will utilize Futures Contracts for hedging and non-hedging purposes, subject to applicable law. Purchases or sales of stock index futures contracts for hedging purposes are used to attempt to protect the Fund's current or intended stock investments from broad fluctuations in stock prices, and foreign currency futures contracts are purchased or sold to attempt to hedge against the effects of exchange rate charges on the Fund's current or intended investments in fixed income or foreign securities. In the event that an anticipated decrease in the value of portfolio securities occurs as a result of a general stock market decline, a general increase in interest rates or a decline in the dollar value of foreign currencies in which portfolio securities are denominated, the adverse effects of such changes may be offset, in whole or part, by gains on the sale of Futures Contracts. Conversely, the increased cost of portfolio securities to be acquired, caused by a general rise in the stock market, a general decline in interest rates or a rise in the dollar value of foreign currencies, may be offset, in whole or part, by gains on Futures Contracts purchased by the Fund. The Fund will incur brokerage fees when it purchases and sells Futures Contracts, and it will be required to make and maintain margin deposits.

OPTIONS ON FUTURES CONTRACTS: The Fund may purchase and write options on stock index and foreign currency futures contracts. (Unless otherwise specified, options on stock index futures contracts and options on foreign currency futures contracts are collectively referred to as "Options on Futures Contracts.") Such investment strategies will be used for hedging and non-hedging purposes, subject to applicable law. Put and call Options on Futures Contracts may be traded by the Fund in order to protect against declines in the values of portfolio securities or against increases in the cost of securities to be acquired. Purchases of Options on Futures Contracts may present less risk in hedging the portfolios of the Fund than the purchase or sale of the underlying Futures Contracts since the potential loss is limited to the amount of the premium plus related transaction costs. The writing of such options, however, does not present less risk than the trading of Futures Contracts and will constitute only a partial hedge, up to the amount of the premium received. In addition, if an option is exercised, the Fund may suffer a loss on the transaction.

FORWARD CONTRACTS: The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date at a price set at the time of the contract ("Forward Contracts"). The Fund may enter into Forward Contracts for hedging purposes and for non-hedging purposes of increasing the Fund's current income. By entering into transactions in Forward Contracts for hedging purposes, the Fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of Forward Contracts entered into for non-hedging purposes, the Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative. Forward Contracts are traded over-the-counter and not on organized commodities or securities exchanges. As a result, Forward Contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in Futures Contracts or options traded on exchanges. The Fund may choose to, or be required to, receive delivery of the foreign currencies underlying Forward Contracts it has entered into. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time. The Fund may also enter into a Forward Contract on one currency to hedge against risk of loss arising from fluctuations in the value of a second currency (referred to as a "cross hedge") if, in the judgment of the Adviser, a reasonable degree of correlation can be expected between movements in the values of the two currencies. The Fund has established procedures consistent with statements of the SEC and its staff regarding the use of Forward Contracts by registered investment companies, which requires use of segregated assets or "cover" in connection with the purchase and sale of such contracts.

OPTIONS ON FOREIGN CURRENCIES: The Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities, and against increases in the dollar cost of securities to be acquired. As in the case of other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. The Fund may also choose to, or be required to, receive delivery of the foreign currencies underlying options on foreign currency it was entered into. As in the case of Forward Contracts, certain options on foreign currencies are traded over-the-counter and involve risks which may not be present in the case of exchange-traded instruments.

SHORT-TERM INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES -- During periods of unusual market conditions when the Adviser believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of the Fund may be invested in cash or cash equivalents including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances and repurchase agreements) with assets of $1 billion or more, commercial paper, short-term notes, obligations issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities and related repurchase agreements.

PORTFOLIO TRADING: The primary consideration in placing portfolio security transactions is execution at the most favorable prices. Consistent with the foregoing primary consideration, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (the "NASD") and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund and of other investment company clients of MFD, the Fund's distributor, as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. From time to time, the Adviser may direct certain portfolio transactions to broker-dealer firms, which, in turn, have agreed to pay a portion of the Fund's operating expenses (e.g., fees charged by the custodian of the Fund's assets). For a further discussion of portfolio trading, see the SAI.

The Fund intends to manage its portfolio by buying and selling securities to help attain its investment objective. This may result in increases or decreases in the Fund's current income available for distribution to the Fund's shareholders and in the holding by the Fund of debt securities which sell at moderate to substantial premiums or discounts from face value. The Fund will engage in portfolio trading if it believes a transaction, net of costs (including custodian charges), will help in attaining its investment objective. See "Portfolio Transactions and Brokerage Commissions" in the SAI.

6.  ADDITIONAL RISK FACTORS
The following discussion of additional risk factors supplements the risk factors described above. Additional information concerning risk factors can be found under the caption "Investment Techniques" in the SAI.

EMERGING MARKET SECURITIES: The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in value of the portfolio security, a decrease in the level of liquidity in the Fund portfolio, or if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. Certain markets may require payment for securities before delivery and in such markets the Fund bears the risk that the securities will not be delivered and that the Fund's payments will not be returned. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions against repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Fund.

OPTIONS, FUTURES CONTRACTS AND FORWARD CONTRACTS: Although the Fund will enter into certain transactions in Futures Contracts, Options on Futures Contracts, Forward Contracts and options for hedging purposes, such transactions do involve certain risks. For example, a lack of correlation between the index or instrument underlying an option, Futures Contract of Forward Contract and the assets being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful and could result in losses. "Cross hedging" transactions may involve greater correlation risks. In addition, there can be no assurance that a liquid secondary market will exist for any contract purchased or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses. The Fund may also enter into transactions in such instruments (except for options on foreign currencies) for other than hedging purposes (subject to applicable law), including speculative transactions, which involve greater risk. In particular, in entering into such transactions, the Fund may experience losses which are not offset by gains on other portfolio positions, thereby reducing its gross income. In addition, the markets for such instruments may be extremely volatile from time to time, as discussed in the SAI, which could increase the risks incurred by the Fund in entering into such transactions.


Transactions in options may be entered into on U.S. exchanges regulated by the SEC, in the over-the-counter market and on foreign exchanges, while Forward Contracts may be entered into only in the over-the-counter market. Futures Contracts and Options on Futures Contracts may be entered into on U.S. exchanges regulated by the Commodity Futures Trading Commission (the "CFTC") and on foreign exchanges. The securities underlying options and Futures Contracts traded by the Fund may include domestic as well as foreign securities. Investors should recognize that transactions involving foreign securities or foreign currencies, and transactions entered into in foreign countries, may involve considerations and risks not typically associated with investing in U.S. markets.


Transactions in options, Futures Contracts, Options on Futures Contracts and Forward Contracts entered into for non-hedging purposes involve greater risk and could result in losses which are not offset by gains on other portfolio assets. For example, the Fund may sell Futures Contracts on an index of securities in order to profit from any anticipated decline in the value of the securities comprising the underlying index. In such instances, any losses on the Futures transaction will not be offset by gains on any portfolio securities comprising such index, as might occur in connection with a hedging transaction. The risks related to transactions in options, Futures Contracts, Options on Futures Contracts and Forward Contracts entered into by the Fund are set forth in greater detail in the SAI, which should be reviewed in conjunction with the foregoing discussion.

FIXED INCOME SECURITIES: The net asset value of the shares of an open-end investment company which may invest to a limited extent in fixed income securities changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can be expected to decline.

LOWER RATED FIXED INCOME SECURITIES -- The Fund may invest to a limited extent in lower rated fixed income securities or comparable unrated securities. In particular, securities rated lower than Baa by Moody's Investors Service, Inc. ("Moody's"), BBB by Standard & Poor's Ratings Group ("S&P") or by Fitch Investors Service, Inc. ("Fitch") or comparable unrated securities (commonly known as "junk bonds") are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories. However, since yields vary over time, no specific level of income can ever be assured. These lower rated high yielding fixed income securities generally tend to reflect economic changes and short-term corporate and industry developments to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates, the market's perception of their credit quality, and the outlook for economic growth). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. During certain periods, the higher yields on a Fund's lower rated high yielding fixed income securities are paid primarily because of the increased risk of loss of principal and income, arising from such factors as the heightened possibility of default or bankruptcy of the issuers of such securities. Due to the fixed income payments of these securities, the Fund may continue to earn the same level of interest income while its net asset value declines due to portfolio losses, which could result in an increase in the Fund's yield despite the actual loss of principal. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities, and judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities. Changes in the value of securities subsequent to their acquisition will not affect cash income or yield to maturity to the Fund but will be reflected in the net asset value of shares of the Fund.

The Fund may also invest in fixed income securities rated Baa by Moody's or BBB by S&P or Fitch and comparable unrated securities. These securities, while normally exhibiting adequate protection parameters, may have speculative characteristics and changes in economic conditions and other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade fixed income securities.


                             --------------------

The investment objective and policies described above are not fundamental and may be changed without shareholder approval. A change in the Fund's investment objective may result in the Fund having an investment objective different from the objective which the shareholder considered appropriate at the time of investment in the Fund.


The SAI includes a discussion of other investment policies and a listing of specific investment restrictions which govern the Fund's investment policies. The specific investment restrictions listed in the SAI may be changed without shareholder approval unless indicated otherwise (see "Investment Restrictions" in the SAI). The Fund's investment limitations, policies and rating standards are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

7.  MANAGEMENT OF THE FUND
INVESTMENT ADVISER -- The Adviser manages the Fund pursuant to an Investment Advisory Agreement dated September 1, 1993 (the "Advisory Agreement"). The Adviser provides the Fund with overall investment advisory and administrative services, as well as general office facilities. David R. Mannheim, a Vice President of the Adviser, has been the Fund's portfolio manager since 1992. Mr. Mannheim has been employed as a portfolio manager by the Adviser since 1988. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For its services and facilities, the Adviser receives a management fee, computed daily and paid monthly, in an amount equal to 1.00% of the Fund's average daily net assets for its then-current fiscal year. This management fee is greater than the fee paid by most funds, but is comparable to funds having similar investment objectives and policies.

For the Fund's fiscal year ended October 31, 1995, the investment advisory fees received under the Advisory Agreement were $1,981,096.

MFS also serves as investment adviser to each of the other funds in the MFS Family of Funds (the "MFS Funds") and to MFS(R) Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust, MFS Special Value Trust, MFS Institutional Trust, MFS Union Standard Trust, MFS Variable Insurance Trust, MFS/Sun Life Series Trust, Sun Growth Variable Annuity Fund, Inc. and seven variable accounts, each of which is a registered investment company established by Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)") in connection with the sale of various fixed/variable annuity contracts. MFS and its wholly owned subsidiary, MFS Asset Management, Inc., provide investment advice to substantial private clients.

MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $43.2 billion on behalf of approximately 1.8 million investor accounts as of January 31, 1996. As of such date, the MFS organization managed approximately $18.7 billion of assets invested in equity securities and approximately $20.6 billion of assets invested in fixed income securities. Approximately $3.8 billion of the assets managed by MFS are invested in securities of foreign issuers and non-U.S. dollar denominated securities of U.S. issuers. MFS is a wholly owned subsidiary of Sun Life of Canada (U.S.), which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life"). The Directors of MFS are A. Keith Brodkin, Jeffrey L. Shames, Arnold D. Scott, John D. McNeil and John R. Gardner. Mr. Brodkin is the Chairman, Mr. Shames is the President and Mr. Scott is the Secretary and a Senior Executive Vice President of MFS. Messrs. McNeil and Gardner are the Chairman and President, respectively, of Sun Life. Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the United States since 1895, establishing a headquarters office here in 1973. The executive officers of MFS report to the Chairman of Sun Life.


A. Keith Brodkin, the Chairman and a Director of MFS, is the Chairman and President of the Trust. W. Thomas London, Stephen E. Cavan, James O. Yost and James R. Bordewick, Jr., all of whom are officers of MFS, are officers of the Trust.


MFS has established a strategic alliance with Foreign & Colonial Management Ltd. ("Foreign & Colonial"). Foreign & Colonial is a subsidiary of two of the world's oldest financial services institutions, the London-based Foreign & Colonial Investment Trust PLC, which pioneered the idea of investment management in 1868, and HYPO-BANK (Bayerische Hypotheken-und Wechsel-Bank AG), the oldest publicly listed bank in Germany, founded in 1835. As part of this alliance, the portfolio managers and investment analysts of MFS and Foreign & Colonial will share their views on a variety of investment related issues, such as the economy, securities markets, portfolio securities and their issuers, investment recommendations, strategies and techniques, risk analysis, trading strategies and other portfolio management matters. MFS will have access to the extensive international equity investment expertise of Foreign & Colonial, and Foreign & Colonial will have access to the extensive U.S. equity investment expertise of MFS. One or more MFS investment analysts are expected to work for an extended period with Foreign & Colonial's portfolio managers and investment analysts at their offices in London. In return, one or more Foreign & Colonial employees are expected to work in a similar manner at MFS' Boston offices.

In certain instances there may be securities which are suitable for the Fund's portfolio as well as for portfolios of other clients of MFS or clients of Foreign & Colonial. Some simultaneous transactions are inevitable when several clients receive investment advice from MFS and Foreign & Colonial, particularly when the same security is suitable for more than one client. While in some cases this arrangement could have a detrimental effect on the price or availability of the security as far as the Fund is concerned, in other cases, however, it may produce increased investment opportunities for the Fund.

DISTRIBUTOR -- MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the Fund and also serves as distributor for each of the other MFS Funds.


SHAREHOLDER SERVICING AGENT -- MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, performs transfer agency, certain dividend disbursing agency and other services for the Fund.


8.  INFORMATION CONCERNING SHARES OF THE FUND
PURCHASES
Shares of the Fund may be purchased at the public offering price through any dealer and other financial institutions ("dealers") having a selling agreement with MFD. Dealers may also charge their customers fees relating to investments in the Fund.

The Fund offers three classes of shares (Class A, B and C shares) which bear sales charges and distribution fees in different forms and amounts, as described below:

CLASS A SHARES: Class A shares are generally offered at net asset value plus an initial sales charge, but in certain cases are offered at net asset value without an initial sales charge but subject to a CDSC.

    PURCHASES SUBJECT TO INITIAL SALES CHARGE. Class A shares are offered at net asset value plus an initial sales charge as follows:

                                      SALES CHARGE* AS
                                       PERCENTAGE OF:
                               -----------------------------    DEALER ALLOWANCE
                                                 NET AMOUNT     AS A PERCENTAGE
AMOUNT OF PURCHASE              OFFERING PRICE    INVESTED     OF OFFERING PRICE
------------------              --------------   ----------    -----------------
Less than $50,000 ................  5.75%          6.10%             5.00%
$50,000 but less than $100,000 ...  4.75           4.99              4.00
$100,000 but less than $250,000 ..  4.00           4.17              3.20
$250,000 but less than $500,000 ..  2.95           3.04              2.25
$500,000 but less than $1,000,000 . 2.20           2.25              1.70
$1,000,000 or more ................ None*   *      None**          See Below**
----------
 *Because of rounding in the calculation of offering price, actual sales charges may be more or less than those calculated using the percentages above.
**A CDSC will apply to such purchases, as discussed below.

MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price, as shown in the above table. In the case of the maximum sales charge, the dealer retains 5% and MFD retains approximately 3/4 of 1% of the public offering price. The sales charge may vary depending on the number of shares of the Fund as well as certain other MFS Funds owned or being purchased, the existence of an agreement to purchase additional shares during a 13-month period (or 36-month period for purchases of $1 million or more) or other special purchase programs. A description of the Right of Accumulation, Letter of Intent and Group Purchase privileges by which the sales charge may be reduced is set forth in the SAI.

    PURCHASES SUBJECT TO A CDSC (but not subject to an initial sales charge). In the following two circumstances, Class A shares are also offered at net asset value without an initial sales charge but subject to a CDSC, equal to 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares, in the event of a share redemption within 12 months following the purchase:

    (i) on investments of $1 million or more in Class A shares; and

    (ii) on investments in Class A shares by certain retirement plans subject to the Employee Retirement Income Security Act of 1974, as amended, if the sponsoring organization demonstrates to the satisfaction of MFD that either (a) the employer has at least 25 employees or (b) the aggregate purchases by the retirement plan of Class A shares of the MFS Funds will be in an amount of at least $250,000 within a reasonable period of time, as determined by MFD in its sole discretion.

In the case of such purchases, MFD will pay a commission to dealers as follows: 1% on sales up to $5 million, plus 0.25% on the amount in excess of $5 million. Purchases of $1 million or more for each shareholder account will be aggregated over a 12-month period (commencing from the date of the first such purchase) for purposes of determining the level of commissions to be paid during the period with respect to such account. In addition, with respect to sales to retirement plans under the second circumstance described above, MFD may pay a commission, on sales in excess of $5 million to certain retirement plans, of 1% to certain dealers which, at MFD's invitation, enter into an agreement with MFD in which the dealer agrees to return any commission paid to it on the sale (or on a pro rata portion thereof) if the shareholder redeems his or her shares within a period of time after purchase as specified by MFD.

See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" for further discussion of the CDSC.

    WAIVERS OF INITIAL SALES CHARGE AND CDSC. In certain circumstances, the initial sales charge imposed upon purchases of Class A shares and the CDSC imposed upon redemptions of Class A shares is waived. These circumstances are described in Appendix A to this Prospectus.

CLASS B SHARES: Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC upon redemption as follows:

            YEAR OF                                        CONTINGENT
           REDEMPTION                                    DEFERRED SALES
         AFTER PURCHASE                                      CHARGE
         --------------                                  --------------
       First .......................................            4%
       Second ......................................            4%
       Third .......................................            3%
       Fourth ......................................            3%
       Fifth .......................................            2%
       Sixth .......................................            1%
       Seventh and following .......................            0%

The CDSC imposed is assessed against the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. No CDSC is assessed against shares acquired through the automatic reinvestment of dividends or capital gain distributions.

MFD will pay commissions to dealers of 3.75% of the purchase price of Class B shares purchased through dealers. MFD will also advance to dealers the first year service fee payable under the Fund's Class B Distribution Plan (see "Distribution Plans" below) at a rate equal to 0.25% of the purchase price of such shares. Therefore, the total amount paid to a dealer upon the sale of Class B shares is 4% of the purchase price of the shares (commission rate of 3.75% plus a service fee equal to 0.25% of the purchase price).

See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" for further discussion of the CDSC.

    WAIVERS OF CDSC. In certain circumstances, the CDSC imposed upon redemption of Class B shares is waived. These circumstances are described in Appendix A to this Prospectus.

    CONVERSION OF CLASS B SHARES. Class B shares of the Fund that remain outstanding for approximately eight years will convert to Class A shares of the Fund. Shares purchased through the reinvestment of distributions paid in respect of Class B shares will be treated as Class B shares for purposes of the payment of the distribution and service fees under the Distribution Plan applicable to Class B shares. See "Distribution Plans" below. However, for purposes of conversion to Class A shares, all shares in a shareholder's account that were purchased through the reinvestment of dividends and distributions paid in respect of Class B shares (and which have not converted to Class A shares as provided in the following sentence) will be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, a portion of the Class B shares then in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares not acquired through reinvestment of dividends and distributions that are converting to Class A shares bear to the shareholder's total Class B shares not acquired through reinvestment. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that such conversion will not constitute a taxable event for federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class B shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

CLASS C SHARES: Class C shares are offered at net asset value without an initial sales charge or a CDSC. Class C shares do not convert to any other class of shares of the Fund. The maximum investment in Class C shares that may be made is $5,000,000 per transaction.

Class C shares are not currently available for purchase by any retirement plan qualified under Sections 401(a) or 403(b) of the Internal Revenue Code of 1986, as amended (the "Code"), if the retirement plan and/or the sponsoring organization subscribe to the MFS FUNDamental 401(k) Plan or another similar recordkeeping program made available by the Shareholder Servicing Agent.

GENERAL: The following information applies to purchases of all classes of the Fund's shares.

    MINIMUM INVESTMENT. Except as described below, the minimum initial investment is $1,000 per account and the minimum additional investment is $50 per account. Accounts being established for monthly automatic investments and under payroll savings programs and tax-deferred retirement programs (other than IRAs) involving the submission of investments by means of group remittal statements are subject to a $50 minimum on initial and additional investments per account. The minimum initial investment for IRAs is $250 per account and the minimum additional investment is $50 per account. Accounts being established for participation in the Automatic Exchange Plan are subject to a $50 minimum on initial and additional investments per account. There are also other limited exceptions to these minimums for certain tax-deferred retirement programs. Any minimums may be changed at any time at the discretion of MFD. The Fund reserves the right to cease offering its shares at any time.

    RIGHT TO REJECT PURCHASE ORDERS/MARKET TIMING. Purchases and exchanges should be made for investment purposes only. The Fund and MFD each reserve the right to reject any specific purchase order or to restrict purchases by a particular purchaser (or group of related purchasers). The Fund or MFD may reject or restrict any purchases by a particular purchaser or group, for example, when such purchase is contrary to the best interests of the Fund's other shareholders or otherwise would disrupt the management of the Fund.

MFD may enter into an agreement with shareholders who intend to make exchanges among certain classes of shares of certain MFS Funds (as determined by MFD) which follow a timing pattern, and with individuals or entities acting on such shareholders' behalf (collectively, "market timers"), setting forth the terms, procedures and restrictions with respect to such exchanges. In the absence of such an agreement, it is the policy of the Fund and MFD to reject or restrict purchases by market timers if (i) more than two exchange purchases are effected in a timed account in the same calendar quarter or (ii) a purchase would result in shares being held in timed accounts by market timers representing more than (x) one percent of the Fund's net assets or (y) specified dollar amounts in the case of certain MFS Funds which may include the Fund and which may change from time to time. The Fund and MFD each reserve the right to request market timers to redeem their shares at net asset value, less any applicable CDSC, if either of these restrictions is violated.

    DEALER CONCESSIONS. Dealers may receive different compensation with respect to sales of Class A, Class B and Class C shares. In addition, from time to time, MFD may pay dealers 100% of the applicable sales charge on sales of Class A shares of certain specified MFS Funds sold by such dealer during a specified sales period. In addition, MFD or its affiliates may, from time to time, pay dealers an additional commission equal to 0.50% of the net asset value of all of the Class B shares of certain specified MFS Funds sold by such dealer during a specified sales period. In addition, from time to time, MFD, at its expense, may provide additional commissions, compensation or promotional incentives ("concessions") to dealers which sell shares of the Fund. Such concessions provided by MFD may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives, payment for travel expenses, including lodging, incurred by registered representatives for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more MFS Funds, and/or other dealer-sponsored events. From time to time, MFD may make expense reimbursements for special training of a dealer's registered representatives in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD.

    SPECIAL INVESTMENT PROGRAMS. For shareholders who elect to participate in certain investment programs (e.g., the Automatic Investment Plan) or other shareholder services, MFD or its affiliates may either (i) give a gift of nominal value, such as a hand-held calculator, or (ii) make a nominal charitable contribution on their behalf.

    RESTRICTIONS ON ACTIVITIES OF NATIONAL BANKS. The Glass-Steagall Act prohibits national banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of the prohibition has not been clearly defined, MFD believes that such Act should not preclude banks from entering into agency agreements with MFD. If, however, a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services in respect of Shareholders who invested in the Fund through a national bank. It is not expected that shareholders would suffer any adverse financial consequence as a result of these occurrences. In addition, state securities laws on this issue may differ from the interpretation of federal law expressed herein and banks and financial institutions may be required to register as broker-dealers pursuant to state law.

                           ------------------------

A shareholder whose shares are held in the name of, or controlled by, a dealer might not receive many of the privileges and services from the Fund (such as Right of Accumulation, Letter of Intent and certain recordkeeping services) that the Fund ordinarily provides.

EXCHANGES
Subject to the requirements set forth below, some or all of the shares in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds at net asset value (if available for sale). In addition, Class C shares may be exchanged for shares of the MFS Money Market Fund at net asset value. Shares of one class may not be exchanged for shares of any other class.

EXCHANGES AMONG MFS FUNDS (EXCLUDING MFS MONEY MARKET FUNDS): No initial sales charges or CDSC will be imposed in connection with an exchange from shares of an MFS Fund to shares of any other MFS Fund, except with respect to exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund (discussed below). With respect to an exchange involving shares subject to a CDSC, the CDSC will be unaffected by the exchange and the holding period for purposes of calculating the CDSC will carry over to the acquired shares.

EXCHANGES FROM AN MFS MONEY MARKET FUND: Special rules apply with respect to the imposition of an initial sales charge or a CDSC for exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund. These rules are described under the caption "Exchanges" in the Prospectuses of those MFS money market funds.

EXCHANGES INVOLVING THE MFS FIXED FUND: Class A shares of any MFS Fund held by
certain qualified retirement plans   may be exchanged for units of
participation of the MFS Fixed Fund (a bank collective investment fund) (the "Units"), and Units may be exchanged for Class A shares of any MFS Fund. With respect to exchanges between Class A shares subject to a CDSC and Units, the CDSC will carry over to the acquired shares or Units and will be deducted from the redemption proceeds when such shares or Units are subsequently redeemed, assuming the CDSC is then payable (the period during which the Class A shares and the Units were held will be aggregated for purposes of calculating the applicable CDSC). In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to an initial sales charge of an MFS Fund, the initial sales charge shall be due upon such exchange, but will not be imposed with respect to any subsequent exchanges between such Class A shares and Units with respect to shares on which the initial sales charge has already been paid. In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to a CDSC of an MFS Fund, the CDSC period will commence upon such exchange, and the applicability of the CDSC with respect to subsequent exchanges shall be governed by the rules set forth above in this paragraph.

GENERAL: Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record) and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of retirement plan participants whose sponsoring organizations subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by the Shareholder Servicing Agent) or all the shares in the account. If an Exchange Request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (the "Exchange"), the exchange will occur on that day if all the requirements set forth above have been complied with at that time and subject to the Fund's right to reject purchase orders. No more than five exchanges may be made in any one Exchange Request by telephone. Additional information concerning this exchange privilege and prospectuses for any of the other MFS Funds may be obtained from dealers or the Shareholder Servicing Agent. A shareholder should read the prospectus of the other MFS Fund and consider the differences in objectives, policies and restrictions before making any exchange. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares exchanged and, therefore, an exchange could result in a gain or loss to the shareholder making the exchange. Exchanges by telephone are automatically available to most non-retirement plan accounts and certain retirement plan accounts. For further information regarding exchanges by telephone, see "Redemptions by Telephone." The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations, including certain restrictions on purchases by market timers. Special procedures, privileges and restrictions with respect to exchanges may apply to market timers who enter into an agreement with MFD, as set forth in such agreement. See "Purchases -- General -- Right to Reject Purchase Orders/ Market Timing."

REDEMPTIONS AND REPURCHASES
A shareholder may withdraw all or any portion of the value of his account on any date on which the Fund is open for business by redeeming shares at their net asset value (a redemption) or by selling such shares to the Fund through a dealer (a repurchase). Certain redemptions and repurchases are, however, subject to a CDSC. See "Contingent Deferred Sales Charge" below. Because the net asset value of shares of the account fluctuates, redemptions or repurchases, which are taxable transactions, are likely to result in gains or losses to the shareholder. When a shareholder withdraws an amount from his account, the shareholder is deemed to have tendered for redemption a sufficient number of full and fractional shares in his account to cover the amount withdrawn. The proceeds of a redemption or repurchase will normally be available within seven days, except for shares purchased or received in exchange for shares purchased by check (including certified checks or cashier's checks). Payment of redemption proceeds may be delayed for up to 15 days from the purchase date in an effort to assure that such check has cleared.

REDEMPTION BY MAIL: Each shareholder may redeem all or any portion of the shares in his account by mailing or delivering to the Shareholder Servicing Agent (see back cover for address) a stock power with a written request for redemption or letter of instruction, together with his share certificates (if any were issued), all in "good order" for transfer. "Good order" generally means that the stock power, written request for redemption, letter of instruction or certificate must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed in the manner set forth below under the caption "Signature Guarantee." In addition, in some cases "good order" will require the furnishing of additional documents. The Shareholder Servicing Agent may make certain de minimis exceptions to the above requirements for redemption. Within seven days after receipt of a redemption request in "good order" by the Shareholder Servicing Agent, the Fund will make payment in cash of the net asset value of the shares next determined after such redemption request was received, reduced by the amount of any applicable CDSC described above and the amount of any income tax required to be withheld, except during any period in which the right of redemption is suspended or date of payment is postponed because the Exchange is closed or trading on such Exchange is restricted or to the extent otherwise permitted by the 1940 Act if an emergency exists. See "Tax Status" below.

REDEMPTION BY TELEPHONE: Each shareholder may redeem an amount from his account by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. Shareholders wishing to avail themselves of this telephone redemption privilege must so elect on their Account Application, designate thereon a bank and account number to receive the proceeds of such redemption, and sign the Account Application Form with the signature(s) guaranteed in the manner set forth below under the caption "Signature Guarantee." The proceeds of such a redemption, reduced by the amount of any applicable CDSC and the amount of any income tax required to be withheld, are mailed by check to the designated account, without charge, if the redemption proceeds do not exceed $1,000, and are wired in federal funds to the designated account if the redemption proceeds exceed $1,000. If a telephone redemption request is received by the Shareholder Servicing Agent by the close of regular trading on the Exchange on any business day, shares will be redeemed at the closing net asset value of the Fund on that day. Subject to the conditions described in this section, proceeds of a redemption are normally mailed or wired on the next business day following the date of receipt of the order for redemption. The Shareholder Servicing Agent will not be responsible for any losses resulting from unauthorized telephone transactions if it follows reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

REPURCHASE THROUGH A DEALER: If a shareholder desires to sell his shares through his dealer (a repurchase), the shareholder can place a repurchase order with his dealer, who may charge the shareholder a fee. IF THE DEALER RECEIVES THE SHAREHOLDER'S ORDER PRIOR TO THE CLOSE OF REGULAR TRADING ON THE EXCHANGE AND COMMUNICATES IT TO MFD BEFORE THE CLOSE OF BUSINESS ON THE SAME DAY, THE SHAREHOLDER WILL RECEIVE THE NET ASSET VALUE CALCULATED ON THAT DAY, REDUCED BY THE AMOUNT OF ANY APPLICABLE CDSC AND THE AMOUNT OF ANY INCOME TAX REQUIRED TO BE WITHHELD.

CONTINGENT DEFERRED SALES CHARGE: Investments in Class A or Class B shares ("Direct Purchases") will be subject to a CDSC for a period of 12 months (in the case of purchases of $1 million or more of Class A shares or purchases by certain retirement plans of Class A shares) or six years (in the case of purchases of Class B shares). Purchases of Class A shares made during a calendar month, regardless of when during the month the investment occurred, will age one month on the last day of the month and each subsequent month. Class B shares purchased on or after January 1, 1993 will be aggregated on a calendar month basis -- all transactions made during a calendar month, regardless of when during the month they have occurred, will age one year at the close of business on the last day of such month in the following calendar year and each subsequent year. For Class B shares of the Fund purchased prior to January 1, 1993, transactions will be aggregated on a calendar year basis -- all transactions made during a calendar year, regardless of when during the year they have occurred, will age one year at the close of business on December 31 of that year and each subsequent year.

At the time of a redemption, the amount by which the value of a shareholder's account for a particular class of shares represented by Direct Purchases exceeds the sum of the six calendar year aggregations (12 months in the case of purchases of $1 million or more of Class A shares or purchases by certain retirement plans of Class A shares) of Direct Purchases may be redeemed without charge ("Free Amount"). Moreover, no CDSC is ever assessed on additional shares acquired through the automatic reinvestment of dividends or capital gain distributions ("Reinvested Shares"). Therefore, at the time of redemption of a particular class, (i) any Free Amount is not subject to the CDSC and (ii) the amount of the redemption equal to the then-current value of Reinvested Shares is not subject to the CDSC, but (iii) any amount of the redemption in excess of the aggregate of the then-current value of Reinvested Shares and the Free Amount is subject to a CDSC. The CDSC will first be applied against the amount of Direct Purchases which will result in any such charge being imposed at the lowest possible rate. The CDSC to be imposed upon redemptions of shares will be calculated as set forth in "Purchases" above.

The applicability of a CDSC will be unaffected by exchanges or transfers of registration, except as described in Appendix A hereto.

GENERAL: The following information applies to redemptions and repurchases of all classes of the Fund's shares.

    SIGNATURE GUARANTEE. In order to protect shareholders against fraud, the Fund requires, in certain instances as indicated above, that the shareholder's signature be guaranteed. In these cases the shareholder's signature must be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. Signature guarantees shall be accepted in accordance with policies established by the Shareholder Servicing Agent.

    REINSTATEMENT PRIVILEGE. Shareholders of the Fund who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of such Fund are available for sale) at net asset value (with a credit for any CDSC paid) within 90 days of the redemption pursuant to the Reinstatement Privilege. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase in the case of Class B shares or within 12 months of the initial purchase for certain Class A share purchases, a CDSC will be imposed upon redemption. Such purchases under the Reinstatement Privilege are subject to all limitations in the SAI regarding this privilege.

    IN-KIND DISTRIBUTIONS. Subject to compliance with applicable regulations, the Fund has reserved the right to pay the redemption or repurchase price of shares of the Fund, either totally or partially, by a distribution in-kind of securities (instead of cash) from the Fund's portfolio. The securities distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or transaction charges when converting the securities to cash.

    INVOLUNTARY REDEMPTIONS/SMALL ACCOUNTS. Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to redeem shares in any account for their then-current value if at any time the total investment in such account drops below $500 because of redemptions, except in the case of accounts being established for monthly automatic investments and certain payroll savings programs, Automatic Exchange Plan accounts and tax-deferred retirement plans, for which there is a lower minimum investment requirement. See "Purchases -- General -- Minimum Investment." Shareholders will be notified that the value of their account is less than the minimum investment requirement and allowed 60 days to make an additional investment before the redemption is processed.

DISTRIBUTION PLANS
The Trustees have adopted separate Distribution Plans for Class A, Class B and Class C shares pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Distribution Plans"), after having concluded that there is a reasonable likelihood that the Distribution Plans would benefit the Fund and its shareholders.

In certain circumstances, the fees described below have not yet been imposed or are being waived. These circumstances are described below under the heading "Current Level of Distribution and Service Fees."

FEATURES COMMON TO EACH DISTRIBUTION PLAN: The Distribution Plans have certain common features, as described below.

    SERVICE FEES. Each Distribution Plan provides that the Fund may pay MFD a service fee of up to 0.25% of the average daily net assets attributable to the class of shares to which the Distribution Plan relates (i.e., Class A, Class B or Class C shares, as appropriate) (the "Designated Class") annually in order that MFD may pay expenses on behalf of the Fund relating to the servicing of shares of the Designated Class. The service fee is used by MFD to compensate dealers which enter into a sales agreement with MFD in consideration for all personal services and/or account maintenance services rendered by the dealer with respect to shares of the Designated Class owned by investors for whom such dealer is the dealer or holder of record. MFD may from time to time reduce the amount of the service fees paid for shares sold prior to a certain date. Service fees may be reduced for a dealer that is the holder or dealer of record for an investor who owns shares of the Fund having an aggregate net asset value at or above a certain dollar level. Dealers may from time to time be required to meet certain criteria in order to receive service fees. MFD or its affiliates are entitled to retain all service fees payable under each Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates to shareholder accounts.

    DISTRIBUTION FEES. Each Distribution Plan provides that the Fund may pay MFD a distribution fee based on the average daily net assets attributable to the Designated Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its distribution agreement with the Fund. See "Management of the Fund -- Distributor" in the SAI. The amount of the distribution fee paid by the Fund with respect to each class differs under the Distribution Plans, as does the use by MFD of such distribution fees. Such amounts and uses are described below in the discussion of the separate Distribution Plans. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expense incurred by MFD under its distribution agreement with the Fund, the Fund is not liable to MFD for any losses MFD may incur in performing services under its distribution agreement with the Fund.

    OTHER COMMON FEATURES. Fees payable under each Distribution Plan are charged to, and therefore reduce, income allocated to shares of the Designated Class. The Distribution Plans have substantially identical provisions with respect to their operating policies and their initial approval, renewal, amendment and termination.

FEATURES UNIQUE TO EACH DISTRIBUTION PLAN: The Distribution Plans have certain features that are unique to each class of shares, as described below.

    CLASS A DISTRIBUTION PLAN. Class A shares are generally offered with an initial sales charge, a substantial portion of which is paid to or retained by the dealer making the sale (and the remainder of which is paid to MFD). See "Purchases -- Class A Shares" above. In addition to the initial sales charge, the dealer also generally receives the ongoing 0.25% per annum service fee, as discussed above.

The distribution fee paid to MFD under the Class A Distribution Plan is equal, on an annual basis, to 0.10% of the Fund's average daily net assets attributable to Class A shares. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to dealers and payments to wholesalers employed by MFD (e.g., MFD pays commission to dealers with respect to purchases of $1 million or more of Class A shares which are sold at net asset value but which are subject to a 1% CDSC for one year after purchase). See "Purchases -- Class A Shares" above. In addition, to the extent that the aggregate service and distribution fees paid under the Class A Distribution Plan do not exceed 0.35% per annum of the average daily net assets of the Fund attributable to Class A shares, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.

    CLASS B DISTRIBUTION PLAN. Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC. See "Purchases -- Class B Shares" above. MFD will advance to dealers the first year service fee described above at a rate equal to 0.25% of the purchase price of such shares and, as compensation therefor, MFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible to receive the ongoing 0.25% per annum service fee with respect to such shares commencing in the thirteenth month following purchase.

Under the Class B Distribution Plan, the Fund pays MFD a distribution fee equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class B shares. As noted above, this distribution fee may be used by MFD to cover its distribution-related expenses under its distribution agreement with the Fund (including the 3.75% commission it pays to dealers upon purchase of Class B shares, as described under "Purchases -- Class B Shares" above).

    CLASS C DISTRIBUTION PLAN. Class C shares are offered at net asset value without a sales charge or a CDSC. See "Purchases -- Class C shares" above. Unlike the case with respect to the sale of Class A and Class B shares, where the dealer retains a portion of the initial sales charge (Class A shares) or receives an up-front payment from MFD (Class B shares), a dealer who sells Class C shares does not receive any initial payment, but instead receives distribution and service fees equal, on an annual basis, to 1% of the Fund's average daily net assets attributable to Class C shares owned by investors for whom the dealer is the holder or dealer of record.

This ongoing 1% fee is comprised of the 0.25% per annum service fee paid to MFD under the Class C Distribution Plan (which MFD in turn pays to dealers), as discussed above, and a distribution fee paid to MFD (which MFD also in turn pays to dealers) under the Class C Distribution Plan equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class C shares.

CURRENT LEVEL OF DISTRIBUTION AND SERVICE FEES: The Fund's Class A, Class B and Class C distribution and service fees for its current fiscal year are 0.25%, 1.00% and 1.00% per annum, respectively. Payment of the 0.10% per annum distribution fee under the Class A Distribution Plan will commence on such date as the Trustees may determine.

DISTRIBUTIONS
The Fund intends to pay substantially all of its net investment income to its shareholders as dividends on an annual basis. In determining the net investment income available for distributions, the Fund may rely on projections of its anticipated net investment income over a longer term, rather than its actual net investment income for the period. The Fund may make one or more distributions during the calendar year to its shareholders from any long-term capital gains, and may also make one or more distributions during the calendar year to its shareholders from short-term capital gains. Shareholders may elect to receive dividends and capital gain distributions in either cash or additional shares of the same class with respect to which a distribution is made (see "Tax Status" and "Shareholder Services -- Distribution Options" below). Distributions paid by the Fund with respect to Class A shares will generally be greater than those paid with respect to Class B and Class C shares because expenses attributable to Class B and Class C shares will generally be higher.

TAX STATUS
The Fund is treated as an entity separate from the other series of the Trust for federal income tax purposes. In order to minimize the taxes the Fund would otherwise be required to pay, the Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Code, and to make distributions to its shareholders in accordance with the timing requirements imposed by the Code. It is expected that the Fund will not be required to pay entity level federal income or excise taxes, although foreign-source income received by the Fund may be subject to foreign withholding taxes.

Shareholders of the Fund normally will have to pay federal income taxes (and any state or local taxes) on the dividends and capital gain distributions they receive from the Fund, whether paid in cash or additional shares. A portion of the dividends received from the Fund (but none of the Fund's capital gain distributions) may qualify for the dividends-received deduction for corporations. Shortly after the end of each calendar year, each shareholder will be sent a statement setting forth the federal income tax status of all dividends and distributions for that year, including the portion taxable as ordinary income, the portion taxable as long-term capital gain, the portion, if any, representing a return of capital (which is free of current taxes but results in a basis reduction), and the amount, if any, of federal income tax withheld. In certain circumstances, the Fund may also elect to "pass through" to shareholders foreign income taxes paid by the Fund. Under those circumstances, the Fund will notify shareholders of their pro rata portion of the foreign income taxes paid by the Fund; shareholders may be eligible for foreign tax credits or deductions with respect to those taxes, but will be required to treat the amount of the taxes as an amount distributed to them and thus includable in their gross income for federal income tax purposes.

Fund distributions will reduce the Fund's net asset value per share. Shareholders who buy shares shortly before the Fund makes a distribution of net capital gains or net short-term capital gains may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

The Fund intends to withhold U.S. federal income tax at a rate of 30% on dividends and certain other payments that are subject to such withholding and that are made to persons who are neither citizens nor residents of the U.S., regardless of whether a lower rate may be permitted under an applicable treaty. The Fund is also required in certain circumstances to apply backup withholding at a rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. However, backup withholding will not be applied to payments that have been subject to 30% withholding. Prospective investors should read the Account Application for information regarding backup withholding of federal income tax and should consult their own tax advisers as to the tax consequences of an investment in the Fund.

NET ASSET VALUE
The net asset value per share of each class of the Fund is determined each day during which the Exchange is open for trading. This determination is made once each day as of the close of regular trading on the Exchange by deducting the amount of the liabilities attributable to the class from the value of the Fund's assets attributable to the class and dividing the difference by the number of outstanding shares of the class. Assets in the Fund's portfolio are valued on the basis of their current values or otherwise at their fair values, as described in the SAI. All investments and assets are expressed in U.S. dollars based upon current currency exchange rates. The net asset value per share of each class of shares is effective for orders received by the dealer prior to its calculation and received by MFD prior to the close of that business day.

DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES
The Fund, one of three series of the Trust, has three classes of shares, entitled Class A, Class B and Class C Shares of Beneficial Interest (without par value). The Trust has reserved the right to create and issue additional classes and series of shares, in which case each class of shares of a series would participate equally in the earnings, dividends and assets attributable to that class of that particular series. Shareholders are entitled to one vote for each share held and shares of each series would be entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shares of all series would vote together in the election of Trustees or selection of accountants. Additionally, each class of shares of a series will vote separately on any material increases in the fees under its Distribution Plan or on any other matter that affects solely that class of shares, but will otherwise vote together with all other classes of shares of the series on all other matters. The Trust does not intend to hold annual shareholder meetings. The Declaration of Trust provides that a Trustee may be removed from office in certain instances (see "Description of Shares, Voting Rights and Liabilities" in the SAI).

Each share of a class of the Fund represents an equal proportionate interest in the Fund with each other class share, subject to the liabilities of that particular class. Shares have no pre-emptive or conversion rights (except as set forth above in "Purchases -- Conversion of Class B Shares"). Shares are fully paid and non-assessable. Should the Fund be liquidated, shareholders of each class are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders. Shares will remain on deposit with the Shareholder Servicing Agent and certificates will not be issued except in connection with pledges and assignments and in certain other limited circumstances.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance (e.g., fidelity bonding and omissions insurance) existed and the Trust itself was unable to meet its obligations.


PERFORMANCE INFORMATION
From time to time, the Fund will provide total rate of return quotations for each class of shares and may also quote fund rankings in the relevant fund category from various sources, such as the Lipper Analytical Services, Inc. and Wiesenberger Investment Companies Service. Total rate of return quotations will reflect the average annual percentage change over stated periods in the value of an investment in each class of shares of the Fund made at the maximum public offering price of shares of that class and with all distributions reinvested and which, if quoted for periods of six years or less, will give effect to the imposition of the CDSC assessed upon redemptions of the Fund's Class B shares. Such total rate of return quotations may be accompanied by quotations which do not reflect the reduction in value of the initial investment due to the sales charge or the deduction of a CDSC, and which will thus be higher. The Fund's total rate of return quotations are based on historical performance and are not intended to indicate future performance. Total rate of return reflects all components of investment return over a stated period of time. The Fund's quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders. For a discussion of the manner in which the Fund will calculate its total rate of return, see the SAI. For further information about the Fund's performance for the fiscal year ended October 31, 1995, please see the Fund's Annual Report. A copy of the Annual Report may be obtained without charge by contacting the Shareholders Servicing Agent (see back cover for address and phone number.) In addition to information provided in shareholder reports, the Fund may, in its discretion, from time to time, make a list of all or a portion of its holdings available to investors upon request.


9.  SHAREHOLDER SERVICES
Shareholders with questions concerning the shareholder services described below or concerning other aspects of the Fund should contact the Shareholder Servicing Agent (see back cover for address and phone number).

ACCOUNT AND CONFIRMATION STATEMENTS -- Each shareholder will receive confirmation statements showing the transaction activity in his account. At the end of each calendar year, each shareholder will receive income tax information regarding reportable dividends and capital gain distributions for that year (see "Tax Status").

DISTRIBUTION OPTIONS -- The following options are available to all accounts (except Systematic Withdrawal Plan accounts) and may be changed as often as desired by notifying the Shareholder Servicing Agent:

    -- Dividends and capital gain distributions reinvested in additional shares. This option will be assigned if no other option is specified;

    -- Dividends in cash; capital gain distributions reinvested in additional shares;

    -- Dividends and capital gain distributions in cash.

Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same class of shares at the net asset value in effect at the close of business on the record date. Checks for dividends and capital gain distributions in amounts less than $10 will automatically be reinvested in additional shares of the Fund. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares. Any request to change a distribution option must be received by the Shareholder Servicing Agent by the record date for a dividend or distribution in order to be effective for that dividend or distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

INVESTMENT AND WITHDRAWAL PROGRAMS -- For the convenience of shareholders, the Fund makes available the following programs designed to enable shareholders to add to their investment in an account with the Fund or withdraw from it with a minimum of paper work. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund.


    LETTER OF INTENT: If a shareholder (other than a group purchaser as described in the SAI) anticipates purchasing $50,000 or more of Class A shares of the Fund alone or in combination with shares of any class of other MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or 36-month period for purchases of $1 million or more), the shareholder may obtain such shares at the same reduced sales charge as though the total quantity were invested in one lump sum, subject to escrow agreements and the appointment of an attorney for redemptions from the escrow amount if the intended purchases are not completed, by completing the Letter of Intent section of the Account Application.


    RIGHT OF ACCUMULATION: A shareholder qualifies for cumulative quantity discounts on purchases of Class A shares when his new investment, together with the current offering price value of all holdings of Class A, Class B and Class C shares of that shareholder in the MFS Funds or MFS Fixed Fund (a bank collective investment fund) reaches a discount level.

    Distribution Investment Program: Shares of a particular class of the Fund may be sold at net asset value (and without any applicable CDSC) through the automatic reinvestment of dividend and capital gain distributions from the same class of other MFS Funds. Furthermore, distributions made by the Fund may be automatically invested at net asset value (and without any applicable CDSC) in shares of the same class of another MFS Fund, if shares of such Fund are available for sale.


    Systematic Withdrawal Plan:A shareholder may direct the Shareholder Servicing Agent to send him (or anyone he designates) regular periodic payments based upon the value of his account. Each payment under a Systematic Withdrawal Plan (a "SWP") must be at least $100 except in certain limited circumstances. The aggregate withdrawals of Class B shares in any year pursuant to a SWP will not be subject to a CDSC and are limited to 10% of the value of the account at the time of the establishment of the SWP. The CDSC will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC.


Dollar Cost Averaging Programs --
    Automatic Investment Plan:Cash investments of $50 or more may be made through a shareholder's checking account twice monthly, monthly or quarterly. Required forms are available from the Shareholder Servicing Agent or investment dealers.


    AUTOMATIC EXCHANGE PLAN: Shareholders having account balances of at least $5,000 in any MFS Fund may exchange their shares for the same class of shares of the other MFS Funds under the Automatic Exchange Plan. The Automatic Exchange Plan provides for automatic monthly or quarterly exchanges of funds from the shareholder's account in such Fund for investment in the same class of shares of other MFS Funds selected by the shareholder. Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to four different funds. A shareholder should consider the objectives and policies of a fund and review its prospectus before electing to exchange money into such fund through the Automatic Exchange Plan. No transaction fee is imposed in connection with exchange transactions under the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund or Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares exchanged and, therefore, could result in a capital gain or loss to the shareholder making the exchange. See the SAI for further information concerning the Automatic Exchange Plan. Investors should consult their tax advisers for information regarding the potential capital gain and loss consequences of transactions under the Automatic Exchange Plan.


Because a dollar cost averaging program involves periodic purchases of shares regardless of fluctuating share offering prices, a shareholder should consider his financial ability to continue his purchases through periods of low price levels. Maintaining a dollar cost averaging program concurrently with a withdrawal program could be disadvantageous because of the sales charges included in share purchases in the case of Class A shares, and because of the assessment of the CDSC for certain share redemptions in the case of Class A shares.

TAX-DEFERRED RETIREMENT PLANS -- Except as noted under "Purchases -- Class C Shares," shares of the Fund may be purchased by all types of tax-deferred retirement plans, including IRAs, SEP-IRA plans, 401(k) plans, 403(b) plans and other corporate pension and profit-sharing plans. Investors should consult with their tax adviser before establishing any of the tax-deferred retirement plans described above.

                            --------------------


The Fund's SAI, dated March 1, 1996, contains more detailed information about the Trust and the Fund, including, but not limited to, information related to
(i) investment techniques and restrictions, including the purchase and sale of options, Futures Contracts, Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies, (ii) the Trustees, officers and investment adviser, (iii) portfolio trading, (iv) the Fund's shares, including rights and liabilities of shareholders, (v) tax status of dividends and distributions, (vi) the Distribution Plans, (vii) the method used to calculate total rate of return quotations and (viii) various services and privileges provided by the Fund for the benefit of its shareholders, including additional information with respect to the exchange privilege.

                                                                    APPENDIX A

                           WAIVERS OF SALES CHARGES

This Appendix sets forth the various circumstances in which all applicable sales charges are waived (Section I), the initial sales charge and the CDSC for Class A shares is waived (Section II), and the CDSC for Class B shares is waived (Section III).

I.  WAIVERS OF ALL APPLICABLE SALES CHARGES

    In the following circumstances, the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares and on redemptions of Class B shares, as applicable, is waived:

    1.  DIVIDEND REINVESTMENT

        * Shares acquired through dividend or capital gain reinvestment; and

        * Shares acquired by automatic reinvestment of distributions of dividends and capital gains of any MFS Fund pursuant to the Distribution Investment Program.

    2.  CERTAIN ACQUISITIONS/LIQUIDATIONS

        * Shares acquired on account of the acquisition or liquidation of assets of other investment companies or personal holding companies.

    3.  AFFILIATES OF AN MFS FUND/CERTAIN DEALERS. Shares acquired by:

        * Officers, eligible directors, employees (including retired employees) and agents of MFS, Sun Life or any of their subsidiary companies;

        * Trustees and retired trustees of any investment company for which MFD serves as distributor;

        * Employees, directors, partners, officers and trustees of any sub-adviser to any MFS Fund;

        * Employees or registered representatives of dealers and other financial institution ("dealers") which have a sales agreement with MFD;

        * Certain family members of any such individual and their spouses identified above and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the MFS Fund which issued the shares; and

        * Institutional Clients of MFS or MFS Asset Management, Inc.

    4.  INVOLUNTARY REDEMPTIONS (CDSC WAIVER ONLY)

        * Shares redeemed at an MFS Fund's direction due to the small size of a shareholder's account. See "Redemptions and Repurchases -- General -- Involuntary Redemptions/Small Accounts" in the Prospectus.

    5. RETIREMENT PLANS (CDSC WAIVER ONLY). Shares redeemed on account of distributions made under the following circumstances:

        INDIVIDUAL RETIREMENT ACCOUNTS ("IRA'S")

        * Death or disability of the IRA owner.

        SECTION 401(A) PLANS ("401(A) PLANS") AND SECTION 403(B) EMPLOYER SPONSORED PLANS ("ESP PLANS")

        * Death, disability or retirement of Plan participant;

        * Loan from Plan (repayment of loans, however, will constitute new sales for purposes of assessing sales charges);

        * Financial hardship (as defined in Treasury Regulation Section 1.401
          (k)-1(d)(2), as amended from time to time);

        * Termination of employment of Plan participant (excluding, however, a partial or other termination of the Plan);

        * Tax-free return of excess Plan contributions;

        * To the extent that redemption proceeds are used to pay expenses (or certain participant expenses) of the Plan (e.g., participant account fees), provided that the Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by the Shareholder Servicing Agent; and

        * Distributions from a Plan that has invested its assets in one or more of the MFS Funds for more than 10 years from the later to occur of: (i) January 1, 1993 or (ii) the date such Plan first invests its assets in one or more of the MFS Funds. The sales charges will be waived in the case of a redemption of all of the Plan's shares in all MFS Funds (i.e., all the assets of the Plan invested in the MFS Funds are withdrawn), unless immediately prior to the redemption, the aggregate amount invested by the Plan in shares of the MFS Funds (excluding the reinvestment of distributions) during the prior four years equals 50% or more of the total value of the Plan's assets in the MFS Funds, in which case the sales charges will not be waived.

        SECTION 403(B) SALARY REDUCTION ONLY PLANS ("SRO PLANS")

        * Death or disability of Plan participant.

    6. CERTAIN TRANSFERS OF REGISTRATION (CDSC WAIVER ONLY). Shares transferred:

        * To an IRA rollover account where any sales charges with respect to the shares being reregistered would have been waived had they been redeemed; and

        * From a single account maintained for a 401(a) Plan to multiple accounts maintained by the Shareholder Servicing Agent on behalf of individual participants of such Plan, provided that the Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by the Shareholder Servicing Agent.

II. WAIVERS OF CLASS A SALES CHARGES

    In addition to the waivers set forth in Section I above, in the following circumstances the initial sales charge imposed on purchases of Class A shares and the contingent deferred sales charge imposed on certain redemptions of Class A shares is waived:

    1.  INVESTMENT OF REDEMPTION PROCEEDS FROM UNAFFILIATED MUTUAL FUNDS

        * Shares acquired through the investment of redemption proceeds from another open-end management investment company not distributed or managed by MFD or its affiliates if: (i) the investment is made through a dealer and appropriate documentation is submitted to MFD;
          (ii) the redeemed shares were subject to an initial sales charge or deferred sales charge (whether or not actually imposed); (iii) the redemption occurred no more than 90 days prior to the purchase of Class A shares; and (iv) the MFS Fund, MFD or its affiliates have not agreed with such company or its affiliates, formally or informally, to waive sales charges on Class A shares or provide any other incentive with respect to such redemption and sale.

    2.  WRAP ACCOUNT INVESTMENTS

        * Shares acquired by investments through certain dealers which have entered into an agreement with MFD which includes a requirement that such shares be sold for the sole benefit of clients participating in a "wrap" account or a similar program under which such clients pay a fee to such dealer.

    3.  INVESTMENT BY INSURANCE COMPANY SEPARATE ACCOUNTS

        * Shares acquired by insurance company separate accounts.

    4.  RETIREMENT PLANS

        ADMINISTRATIVE SERVICES ARRANGEMENTS

        * Shares acquired by retirement plans whose third party administrators, or dealers have entered into an administrative services agreement with MFD or one of its affiliates to perform certain administrative services, subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.

        REINVESTMENT OF DISTRIBUTIONS FROM QUALIFIED RETIREMENT PLANS

        * Shares acquired through the automatic reinvestment in Class A shares of Class A or Class B distributions which constitute required withdrawals from qualified retirement plans.

        Shares redeemed on account of distributions made under the following circumstances:

        IRA'S

        * Distributions made on or after the IRA owner has attained the age of 59 1/2 years old; and

        * Tax-free returns of excess IRA contributions.

        401(A) PLANS

        * Distributions made on or after the Plan participant has attained the age of 59 1/2 years old; and

        * Certain involuntary redemptions and redemptions in connection with certain automatic withdrawals from a Plan.

        ESP PLANS AND SRO PLANS

        * Distributions made on or after the Plan participant has attained the age of 59 1/2 years old.

III. WAIVERS OF CLASS B SALES CHARGES

    In addition to the waivers set forth in Section I above, in the following circumstances the CDSC imposed on redemptions of Class B shares is waived:

    1.  SYSTEMATIC WITHDRAWAL PLAN

        * Systematic Withdrawal Plan redemptions with respect to up to 10% per year of the account value at the time of establishment.

    2.  DEATH OF OWNER

        * Shares redeemed on account of the death of the account owner if the shares are held solely in the deceased individual's name or in a living trust for the benefit of the deceased individual.

    3.  DISABILITY OF OWNER

        * Shares redeemed on account of the disability of the account owner if shares are held either solely or jointly in the disabled individual's name or in a living trust for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to the Shareholder Servicing Agent.).

    4. RETIREMENT PLANS. Shares redeemed on account of distributions made under the following circumstances:

        IRA'S, 401(A) PLANS, ESP PLANS AND SRO PLANS

        * Distributions made on or after the IRA owner or the Plan participant, as applicable, has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Internal Revenue Code ("Code") rules.

        SAR-SEP PLANS

        * Distributions made on or after the SAR-SEP Plan participant has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Code rules;

        * Death or disability of a SAR-SEP Plan participant.

Investment Adviser
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116
(617) 954-5000

Distributor
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116
(617) 954-5000

Custodian and Dividend Disbursing Agent
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Shareholder Servicing Agent
MFS Service Center, Inc.
500 Boylston Street
Boston, MA 02116
Toll-free: (800) 225-2606

Mailing Address:
P.O. Box 2281
Boston, MA 02107-9906


Independent Auditors
Ernst & Young LLP
200 Clarendon Street
Boston, MA02116




[LOGO] MFS(R)
THE FIRST NAME IN MUTUAL FUNDS


MFS(R) UTILITIES FUND
500 Boylston Street
Boston, MA 02116

                                                  MWE-1 3/96/162M 04/204/304



[LOGO] MFS(R)
THE FIRST NAME IN MUTUAL FUNDS


MFS(R) WORLD EQUITY FUND


Prospectus
March 1, 1996

[LOGO]
THE FIRST NAME IN MUTUAL FUNDS

MFS(R) WORLD                                              STATEMENT OF
EQUITY FUND                                               ADDITIONAL INFORMATION


(A member of the MFS Family of Funds(R))                  March 1, 1996
--------------------------------------------------------------------------------
                                                                            Page
                                                                            ----
 1.  Definitions ...................................................           2
 2.  Investment Techniques .........................................           2
 3.  Investment Restrictions .......................................          11
 4.  Management of the Fund ........................................          13
        Trustees ...................................................          13
        Officers ...................................................          13
        Investment Adviser .........................................          14
        Custodian ..................................................          14
        Shareholder Servicing Agent ................................          14
        Distributor ................................................          15
 5.  Portfolio Transactions and Brokerage Commissions ..............          15
 6.  Shareholder Services ..........................................          16
        Investment and Withdrawal Programs .........................          16
        Exchange Privilege .........................................          18
        Tax-Deferred Retirement Plans ..............................          19
 7.  Tax Status ....................................................          19
 8.  Determination of Net Asset Value; Performance Information .....          20
 9.  Distribution Plans ............................................          22
10.  Description of Shares, Voting Rights and Liabilities...........          23
11.  Independent Auditors and Financial Statements .................          23
     Appendix A ....................................................         A-1


MFS WORLD EQUITY FUND
A Series of MFS Series Trust VI
500 Boylston Street, Boston, Massachusetts 02116
(617) 954-5000


This Statement of Additional Information (the "SAI") sets forth information which may be of interest to investors but which is not necessarily included in the Fund's Prospectus, dated March 1, 1996. This SAI should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number).

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

1.  DEFINITIONS
   "Fund"                   -- MFS(R) World Equity Fund, a
                               series of MFS Series Trust
                               VI, a Massachusetts business
                               trust (the "Trust"), formerly
                               known as MFS Lifetime
                               Worldwide Equity Fund until
                               its name was changed on June
                               29, 1993. Prior to August 3,
                               1992, the Fund was known as
                               Lifetime Global Equity Trust.
                               The Fund became a series of
                               the Trust on September 7,
                               1993.

   "MFS" or the "Adviser"   -- Massachusetts Financial
                               Services Company, a Delaware
                               corporation.

   "MFD"                    -- MFS Fund Distributors, Inc.,
                               a Delaware corporation.


   "Prospectus"             -- The Prospectus of the Fund,
                               dated March 1, 1996, as
                               amended or suppleemented from
                               time to time.

2.  INVESTMENT TECHNIQUES
The investment objective, policies and techniques are described in the Prospectus. In addition, certain of the Fund's investment techniques are described in greater detail below.

LENDING OF SECURITIES
The Fund may seek to increase its income by lending portfolio securities. Such loans will usually be made only to member banks of the Federal Reserve System and to member firms (and subsidiaries thereof) of the New York Stock Exchange (the "Exchange") and would be required to be secured continuously by collateral in cash, U.S. Government securities or an irrevocable letter of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will usually not exceed five days). During the existence of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation based on investment of cash collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which could be earned currently from securities loans of this type justifies the attendant risk. If the Adviser determines to make securities loans, it is not intended that the value of the securities loaned would exceed 20% of the value of the Fund's total assets.


WHEN-ISSUED SECURITIES
The Fund may purchase securities on a "when-issued" or on a "forward delivery" basis. It is expected that, under normal circumstances, the Fund will take delivery of such securities. When the Fund commits to purchase a security on a "when-issued" or on a "forward delivery" basis, it will set up procedures consistent with the General Statement of Policy of the Securities and Exchange Commission (the "SEC") concerning such purchases. Since that policy currently recommends that an amount of the Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Fund will always have cash, short-term money market instruments or high quality debt securities sufficient to cover any commitments or to limit any potential risk. However, although the Fund does not intend to make such purchases for speculative purposes and intends to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, the Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if the Fund determines it is necessary to sell the "when-issued" or "forward delivery" securities before delivery, it may incur a loss because of market fluctuations since the time the commitment to purchase such securities was made and any gain would not be tax-exempt. When the time comes to pay for "when-issued" or "forward delivery" securities, the Fund will meet its obligations from the then-available cash flow on the sale of securities, or, although it would not normally expect to do so, from the sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or less than the Fund's payment obligation).

CORPORATE ASSET-BACKED SECURITIES
As described in the Prospectus, the Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities weighted average life and may lower their return.

Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

REPURCHASE AGREEMENTS
As described in the Prospectus, the Fund may enter into repurchase agreements with sellers who are member firms (or subsidiaries thereof) of the Exchange, members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that the Fund purchases and holds through its agent are U.S. Government securities, the values, including accrued interest, of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the U.S. Government securities.

The repurchase agreement provides that in the event the seller fails to pay the price agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securities. If at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Fund only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors the seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value, including accrued interest, of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon margin.

MORTGAGE "DOLLAR ROLL" TRANSACTIONS
As described in the Prospectus, the Fund may enter into mortgage "dollar roll" transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. The Fund is compensated for the lost principal and interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Fund may also be compensated by receipt of a commitment fee.


AMERICAN DEPOSITARY RECEIPTS
The Fund may invest in American Depositary Receipts ("ADRs") which are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate which settles at the Fund's custodian in five days. The Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in foreign currency.

LOANS AND OTHER DIRECT INDEBTEDNESS
As described in the Prospectus, the Fund may purchase loans and other direct indebtedness. In purchasing a loan participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate, governmental or other borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

These loans and other direct indebtedness are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternately, such loans may be structured as a novation, pursuant to which the Fund would assume all of the rights of the lending institution in a loan or as an assignment, pursuant to which the Fund would purchase an assignment of a portion of a lender's interest in a loan either directly from the lender or through an intermediary. The Fund may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

Certain of the loans acquired by the Fund may involve revolving credit facilities or other standby financing commitments which obligate the Fund to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high grade debt obligations in an amount sufficient to meet such commitments.


The Fund's ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loans which the Fund will purchase, the Adviser will rely upon its own (and not the original lending institution's) credit analysis of the borrower. As the Fund may be required to rely upon another lending institution to collect and pass onto the Fund amounts payable with respect to the loan and to enforce the Fund's rights under the loan, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. In such cases, the Fund will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an "issuer" of the loan for purposes of certain investment restrictions pertaining to the diversification of the Fund's portfolio investments. The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

FOREIGN SECURITIES
The Fund may invest up to 100% (and expects generally to invest between 10% to 100%) of its total assets in foreign securities. As discussed in the Prospectus, investing in foreign securities generally presents a greater degree of risk than investing in domestic securities due to possible exchange rate fluctuations, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions, war or expropriation. As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time. The Fund may also hold foreign currency in anticipation of purchasing foreign securities. While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Fund to risk of loss if exchange rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received.


OPTIONS
OPTIONS ON SECURITIES -- As noted in the Prospectus, the Fund may write covered call and put options and purchase call and put options on securities. Call and put options written by the Fund may be covered in the manner set forth below.

A call option written by the Fund is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held
(a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, short-term money market instruments or high quality debt securities in a segregated account with its custodian. A put option written by the Fund is "covered" if the Fund maintains cash, short-term money market instruments or high quality debt securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the Fund in cash, short-term money market instruments or high quality debt securities in a segregated account with its custodian. Put and call options written by the Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counter party with which, the option is traded, and applicable laws and regulations. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash, short-term money market instruments or high quality debt securities. Such transactions permit the Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund, provided that another option on such security is not written. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

The Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Fund is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Fund is more than the premium paid for the original purchase. Conversely, the Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously written by the Fund is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received, less related transaction costs. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or retain the option until it is exercised, at which time the Fund will be required to take delivery of the security at the exercise price; the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

The Fund may also write combinations of put and call options on the same security, known as "straddles," with the same exercise price and expiration date. By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. The writing of options on securities will not be undertaken by the Fund solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

The Fund may purchase options for hedging purposes or to increase its return. Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

The Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.


In certain instances, the Fund may enter into options on Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike" options, grant the purchaser the right to purchase (in the case of a "call") or sell (in the case of a "put"), a specified type and series of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous to the Fund than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium is paid at termination, the Fund assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option.


OPTIONS ON STOCK INDICES -- As noted in the Prospectus, the Fund may write
(sell) covered call and put options and purchase call and put options on stock indices. In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier."

The Fund may cover call options on stock indices by owning securities whose price changes, in the opinion of the Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. Where the Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
(b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, short-term money market instruments or high quality debt securities in a segregated account with its custodian. The Fund may cover put options on stock indices by maintaining cash, short-term money market instruments or high quality debt securities with a value equal to the exercise price in a segregated account with its custodian, or by holding a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the Fund in cash, short-term money market instruments or high quality debt securities in a segregated account with its custodian. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

The Fund will receive a premium from writing a put or call option, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's stock investments. By writing a put option, the Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Fund correlate with changes in the value of the index, writing covered put options on indices will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

The Fund may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

The purchase of call options on stock indices may be used by the Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when the Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.

The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indexes, such as the Standard & Poor's 100 Index, or on indexes of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.


FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
FUTURES CONTRACTS -- As noted in the Prospectus, the Fund may enter into stock index futures contracts and/or foreign currency futures contracts. (Unless otherwise specified, futures contracts on indexes and foreign currency futures contracts are collectively referred to as "Futures Contracts.") Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.


A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or foreign currency, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement date on which, in the case of the majority of foreign currency futures contracts, the currency is delivered by the seller and paid for by the purchaser, or on which, in the case of stock index futures contracts and certain foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contract more or less valuable -- a process known as "marking to the market."

Purchases or sales of stock index futures contracts are used to attempt to protect the Fund's current or intended stock investments from broad fluctuations in stock prices. For example, the Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

As noted in the Prospectus, the Fund may purchase and sell foreign currency futures contracts for hedging purposes, to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Fund may sell futures contracts on a foreign currency, for example, where it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts.

Conversely, the Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. Where the Fund purchases futures contracts under such circumstances, however, and the prices of securities to be acquired instead decline, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

OPTIONS ON FUTURES CONTRACTS -- As noted in the Prospectus, the Fund may purchase and write options to buy or sell futures contracts in which it may invest ("Options on Futures Contracts"). Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of initial and variation margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

Options on Futures Contracts that are written or purchased by the Fund on U.S. exchanges are traded on the same contract market as the underlying Futures Contract, and, like Futures Contracts, are subject to regulation by the CFTC and the performance guarantee of the exchange clearinghouse. In addition, Options on Futures Contracts may be traded on foreign exchanges.

The Fund may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or securities in a segregated account with its custodian. The Fund may cover the writing of put Options on Futures Contracts (a) through sales of the underlying Futures Contract, (b) through segregation of cash, short-term money market instruments or high quality debt securities in an amount equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the Fund in cash, short-term money market instruments or high quality debt securities in a segregated account with its custodian. Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by the Fund, the Fund will be required to sell the underlying Futures Contract which, if the Fund has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by the Fund is exercised, the Fund will be required to purchase the underlying Futures Contract which, if the Fund has covered its obligation through the sale of such Contract, will close out its futures position.

The writing of a call option on a Futures Contract for hedging purposes constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the Fund's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

The Fund may purchase Options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Fund could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Fund could purchase call Options on Futures Contracts, rather than purchasing the underlying Futures Contracts.

FORWARD CONTRACTS ON FOREIGN CURRENCY
As noted in the Prospectus, the Fund may enter into forward foreign currency exchange contracts ("Forward Contracts") for hedging and non-hedging purposes. Forward Contracts may be used for hedging to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. The Fund intends to enter into Forward Contracts for hedging purposes similar to those described above in connection with foreign currency futures contracts. In particular, a Forward Contract to sell a currency may be entered into in lieu of the sale of a foreign currency futures contract where the Fund seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, the Fund may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Fund intends to acquire. The Fund also may enter into a Forward Contract in order to assure itself of a predetermined exchange rate in connection with a security denominated in a foreign currency. In addition, the Fund may enter into Forward Contracts for "cross hedging" purposes; e.g., the purchase or sale of a Forward Contract on one type of currency as a hedge against adverse fluctuations in the value of a second type of currency.

If a hedging transaction in Forward Contracts is successful, the decline in the value of portfolio securities or other assets or the increase in the cost of securities or other assets to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, the Fund may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates or natural resources prices. The Fund does not intend, in most instances, to hold Forward Contracts entered into until maturity, at which time it would be required to deliver or accept delivery of the underlying currency, but will usually seek to close out positions in such contracts by entering into offsetting transactions, which will serve to fix the Fund's profit or loss based upon the value of the contracts at the time the offsetting transaction is executed.

The Fund will also enter into transactions in Forward Contracts for other than hedging purposes, which present greater profit potential but also involve increased risk. For example, the Fund may purchase a given foreign currency through a Forward Contract if, in the judgment of the Adviser, the value of such currency is expected to rise relative to the U.S. dollar. Conversely, the Fund may sell the currency through a Forward Contract if the Adviser believes that its value will decline relative to the dollar.

The Fund will profit if the anticipated movements in foreign currency exchange rates occurs, which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative and could involve significant risk of loss.

The Fund has established procedures consistent with statements by the SEC and its staff regarding the use of Forward Contracts by registered investment companies, which require the use of segregated assets or "cover" in connection with the purchase and sale of such contracts. In those instances in which the Fund satisfies this requirement through segregation of assets, it will maintain, in a segregated account, cash, cash equivalents or high quality debt securities, which will be marked to market on a daily basis, in an amount equal to the value of its commitments under Forward Contracts. While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate Forward Contracts. In such event, the Fund's ability to utilize Forward Contracts in the manner set forth above may be restricted.

OPTIONS ON FOREIGN CURRENCIES
As noted in the Prospectus, the Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or Forward Contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. Foreign currency options written by the Fund will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

RISK FACTORS IN OPTIONS, FUTURES AND FORWARD
TRANSACTIONS
RISK OF IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH THE FUND'S PORTFOLIO. The Fund's abilities effectively to hedge all or a portion of its portfolio through transactions in options, Futures Contracts, Options on Futures Contracts, Forward Contracts and options on foreign currencies depend on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Fund's portfolio. In the case of futures and options based on an index, the portfolio will not duplicate the components of the index, and in the case of futures and options on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such contract. The use of Forward Contracts for "cross hedging" purposes may involve greater correlation risks. As a result, the correlation probably will not be exact. Consequently, the Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

For example, if the Fund purchases a put option on an index and the index decreases less than the value of the hedged securities, the Fund would experience a loss which is not completely offset by the put option. It is also possible that there may be a negative correlation between the index or obligation underlying an option or Futures Contract in which the Fund has a position and the portfolio securities the Fund is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument. In addition, the Fund may enter into transactions in Forward Contracts or options on foreign currencies in order to hedge against exposure arising from the currencies underlying such forwards. In such instances, the Fund will be subject to the additional risk of imperfect correlation between changes in the value of the currencies underlying such forwards or options and changes in the value of the currencies being hedged.

It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. Nevertheless, where the Fund enters into transactions in options or futures on narrow-based indexes for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Fund's portfolio or the intended acquisitions being hedged.

The trading of Futures Contracts, options and Forward Contracts for hedging purposes entails the additional risk of imperfect correlation between movements in the futures or option price and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the options, futures and forward markets. In this regard, trading by speculators in options, futures and Forward Contracts has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such contracts.

The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contract will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

Further, with respect to options on securities, options on stock indexes, options on currencies and Options on Futures Contracts, the Fund is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Fund in connection with such transactions.

In writing a covered call option on a security, index or futures contract, the Fund also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, where the Fund covers a call option written on a stock index through segregation of securities, such securities may not match the composition of the index, and the Fund may not be fully covered. As a result, the Fund could be subject to risk of loss in the event of adverse market movements.

The writing of options on securities, options on stock indexes or Options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of the Fund's portfolio. When the Fund writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying obligation. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Fund will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the Fund's portfolio holdings or any increase in the cost of the instruments to be acquired.

Where the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Fund will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by writing an option, the Fund may be required to forego the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired.

In the event of the occurrence of any of the foregoing adverse market events, the Fund's overall return may be lower than if it had not engaged in the hedging transactions.

It should also be noted that the Fund may enter transactions in options (except for options on foreign currencies), Futures Contracts, Options on Futures Contracts and Forward Contracts not only for hedging purposes, but also for non-hedging purposes intended to increase portfolio returns. Non-hedging transactions in such investments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. The Fund will only write covered options, such that cash or securities necessary to satisfy an option exercise will be segregated at all times, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, the method of covering an option employed by the Fund may not fully protect it against risk of loss and, in any event, the Fund could suffer losses on the option position which might not be offset by corresponding portfolio gains.


The Fund also may enter into transactions in Futures Contracts, Options on Futures Contracts and Forward Contracts for other than hedging purposes, which could expose the Fund to significant risk of loss if foreign currency exchange rates do not move in the direction or to the extent anticipated. In this regard, the foreign currency may be extremely volatile from time to time, as discussed in the Prospectus and in this SAI, and the use of such transactions for non-hedging purposes could therefore involve significant risk of loss.


With respect to the writing of straddles on securities, the Fund incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing the Fund with two simultaneous premiums on the same security, but involve additional risk, since the Fund may have an option exercised against it regardless of whether the price of the security increases or decreases.

    RISK OF A POTENTIAL LACK OF A LIQUID SECONDARY MARKET. Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Fund will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contracts at any specific time. In that event, it may not be possible to close out a position held by the Fund, and the Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Fund has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Fund's ability effectively to hedge its portfolio, and could result in trading losses.

The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved the daily limit on a number of consecutive trading days.

The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

    MARGIN. Because of low initial margin deposits made upon the opening of a futures or forward position and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Where the Fund enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by the Fund or decreases in the prices of securities or other assets the Fund intends to acquire. Where the Fund enters into such transactions for other than hedging purposes, the margin requirements associated with such transactions could expose the Fund to greater risk.

    TRADING AND POSITION LIMITS. The exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). Further, the CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser does not believe that these trading and position limits will have any adverse impact on the strategies for hedging the portfolio of the Fund.

    RISKS OF OPTIONS ON FUTURES CONTRACTS. The amount of risk the Fund assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

    RISKS OF TRANSACTIONS RELATED TO FOREIGN CURRENCIES AND TRANSACTIONS NOT CONDUCTED ON U.S. EXCHANGES. Transactions in Forward Contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Fund. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which the Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options markets until the following day, thereby making it more difficult for the Fund to respond to such events in a timely manner.

Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

Unlike transactions entered into by the Fund in Futures Contracts and exchange-traded options, options on foreign currencies, Forward Contracts and over-the-counter options on securities are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of Forward Contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Fund could be required to retain options purchased or written, or Forward Contracts entered into, until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Fund's ability to enter into desired hedging transactions. The Fund will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

Options on securities, options on stock indexes, Futures Contracts, Options on Futures Contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

    POLICIES ON THE USE OF FUTURES AND OPTIONS ON FUTURES CONTRACTS. In order to assure that the Fund will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the CFTC require that the Fund enter into transactions in Futures Contracts and Options on Futures Contracts only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of the Fund's assets. In addition, the Fund must comply with the requirements of various state securities laws in connection with such transactions.

The Fund has adopted the additional restriction that it will not enter into a Futures Contract if, immediately thereafter, the value of securities and other obligations underlying all such Futures Contracts would exceed 50% of the value of the Fund's total assets. Moreover, the Fund will not purchase put and call options if as a result more than 5% of its total assets would be invested in such options.


When the Fund purchases a Futures Contract, an amount of cash or securities will be deposited in a segregated account with the Fund's custodian so that the amount so segregated will at all times equal the value of the Futures Contract, thereby insuring that the leveraging effect of such futures is minimized.


The staff of the SEC has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities held by a Fund, cannot exceed 15% of the Fund's assets (the "SEC illiquidity ceiling"). Although the Adviser disagrees with this position, the Adviser intends to limit the Fund's writing of over-the-counter options in accordance with the following procedure. Except as provided below, the Fund intends to write over-the-counter options only with primary U.S. Government securities dealers recognized as such by the Federal Reserve Bank of New York. Also, the contracts the Fund has in place with such primary dealers provide that the Fund has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula generally is based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any of the option's intrinsic value (i.e., the amount that the option is in-the-money). The formula may also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-the-money. The Fund will treat all or a portion of the formula as illiquid for purposes of the SEC illiquidity ceiling test imposed by the SEC staff. The Fund may also write over-the-counter options with non-primary dealers, including foreign dealers (where applicable), and will treat the assets used to cover these options as illiquid for purposes of such SEC illiquidity ceiling test.


3.  INVESTMENT RESTRICTIONS
The Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of the Fund's shares (which, as used in this SAI, means the lesser of (i) more than 50% of the outstanding shares of the Trust (or a class or series, as applicable) or (ii) 67% or more of the outstanding shares of the Trust (or a class or series, as applicable) present at a meeting if holders of more than 50% of the outstanding shares of the Trust (or a class or series, as applicable) are represented in person or by proxy). Except for Investment Restriction (1), these investment restrictions and policies are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.


The Fund may not:

    (1) Borrow money in an amount in excess of 33 1/3% of its total assets, and then only as a temporary measure for extraordinary or emergency purposes, or pledge, mortgage or hypothecate an amount of its assets (taken at market value) in excess of 15% of its total assets, in each case taken at the lower of cost or market value. For the purpose of this restriction, collateral arrangements with respect to options, Futures Contracts, Options on Futures Contracts, Forward Contracts and options on foreign currencies, and payments of initial and variation margin in connection therewith, are not considered a pledge of assets.

    (2) Underwrite securities issued by other persons except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security.

    (3) Concentrate its investments in any particular industry, but if it is deemed appropriate for the attainment of its investment objective, the Fund may invest up to 25% of its assets (taken at market value at the time of each investment) in securities of issuers in any one industry.

    (4) Purchase or sell real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, which deal in real estate or interests therein and securities secured by real estate), or mineral leases, commodities or commodity contracts (except contracts for the future or forward delivery of securities or foreign currencies and related options, and except Futures Contracts and Options on Futures Contracts) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate or mineral leases, commodities or commodity contracts acquired as a result of the ownership of securities.

    (5) Make loans to other persons except by the purchase of obligations in which the Fund is authorized to invest and by entering into repurchase agreements; provided that the Fund may lend its portfolio securities representing not in excess of 30% of its total assets (taken at market value). Not more than 10% of the Fund's total assets (taken at market value) may be invested in repurchase agreements maturing in more than seven days. The Fund may purchase all or a portion of an issue of debt securities distributed privately to financial institutions. For these purposes the purchase of short-term commercial paper or a portion or all of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan.

    (6) Purchase the securities of any issuer if such purchase, at the time thereof, would cause more than 5% of its total assets (taken at market value) to be invested in the securities of such issuer, other than U.S. Government securities.

    (7) Purchase voting securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by the Fund; or purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of any class of securities of such issuer to be held by the Fund. For this purpose all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class.

    (8) Invest for the purpose of exercising control or management.

    (9) Purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is a member, partner, officer or Director of the Adviser, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value.

    (10) Purchase any securities or evidences of interest therein on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities and the Fund may make margin deposits in connection with options, Futures Contracts, Options on Futures Contracts, Forward Contracts and options on foreign currencies.

    (11) Sell any security which the Fund does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities without payment of further consideration equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon equivalent conditions.

    (12) Purchase securities issued by any other registered investment company or investment trust except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Fund will not purchase such securities if such purchase at the time thereof would cause more than 10% of its total assets (taken at market value) to be invested in the securities of such issuers; and, provided further, that the Fund will not purchase securities issued by an open-end investment company.

    (13) Write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent the Fund from writing, purchasing and selling puts, calls or combinations thereof with respect to securities, indexes of securities or foreign currencies, and with respect to Futures Contracts.

    (14) Issue any senior security (as that term is defined in the 1940 Act), if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder. For the purposes of this restriction, collateral arrangements with respect to options, Futures Contracts and Options on Futures Contracts and collateral arrangements with respect to initial and variation margins are not deemed to be the issuance of a senior security.

As a non-fundamental policy, the Fund will not knowingly invest in securities which are subject to legal or contractual restrictions on resale (other than repurchase agreements), unless the Board of Trustees has determined that such securities are liquid based upon trading markets for the specific security, if, as a result thereof, more than 15% of the Fund's net assets (taken at market value) would be so invested.

OTHER OPERATING POLICIES
The Fund will not invest more than 5% of its total assets in companies which, including their respective predecessors, have a record of less than three years' continuous operation.

In order to comply with certain state statutes, the Fund will not, as a matter of operating policy, pledge, mortgage or hypothecate its portfolio securities if the percentage of securities so pledged, mortgaged or hypothecated would exceed 33 1/3%. Also, the Fund may not exceed 5.0% of the value of the Fund's net assets in investments in warrants, valued at the lower of cost or market. Included within that amount, but not to exceed 2.0% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

These operating policies are not fundamental and may be changed without shareholder approval.

4.  MANAGEMENT OF THE FUND
The Board of Trustees of the Trust provides broad supervision over the affairs of the Fund. The Adviser is responsible for the investment management of the Fund's assets, and the officers of the Trust are responsible for its operations. The Trustees and officers of the Trust are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)

TRUSTEES
A. KEITH BRODKIN,* Chairman and President
Massachusetts Financial Services Company, Chairman


RICHARD B. BAILEY*
Private Investor; Massachusetts Financial Services Company, former Chairman
  (prior to September 30, 1991); Cambridge Bancorp, Director; Cambridge Trust Company, Director


MARSHALL N. COHAN
Private Investor
Address: 2524 Bedford Mews Drive, Wellington, Florida

LAWRENCE H. COHN, M.D.
Brigham and Women's Hospital, Chief of Cardiac Surgery; Harvard Medical
  School, Professor of Surgery
Address: 75 Francis Street, Boston, Massachusetts

THE HON. SIR J. DAVID GIBBONS, KBE
Edmund Gibbons Limited, Chief Executive Officer; The Bank of N.T. Butterfield
  & Son Ltd., Chairman
Address: 21 Reid Street, Hamilton, Bermuda

ABBY M. O'NEILL
Private Investor; Rockefeller Financial Services, Inc. (investment advisers), Director
Address: 30 Rockefeller Plaza, Room 5600, New York, New York


WALTER E. ROBB, III
Benchmark Advisors, Inc. (corporate financial consultants), President and
  Treasurer; Benchmark Consulting Group, Inc. (office services), President; Landmark Funds (mutual funds), Trustee
Address: 110 Broad Street, Boston, Massachusetts


ARNOLD D. SCOTT*
Massachusetts Financial Services Company, Senior Executive Vice President

JEFFREY L. SHAMES*
Massachusetts Financial Services Company, President


J. DALE SHERRATT
Insight Resources, Inc. (acquisition planning specialists), President
Address: One Liberty Square, 10th Fl., Boston, Massachusetts

WARD SMITH
NACCO Industries (holding company), Chairman (prior to June 1994); Sundstrand
  Corporation (diversified mechanical manufacturer), Director; Society Corporation (bank holding company), Director (prior to April 1992); Society National Bank (commercial bank), Director (prior to April 1992)
Address: 5875 Landerbrook Drive, Mayfield Heights, Ohio

OFFICERS
W. THOMAS LONDON,* Treasurer
Massachusetts Financial Services Company, Senior Vice President

STEPHEN E. CAVAN,* Secretary and Clerk
Massachusetts Financial Services Company, Senior Vice President, General
  Counsel and Assistant Secretary


JAMES O. YOST,* Assistant Treasurer
Massachusetts Financial Services Company, Vice President

JAMES R. BORDEWICK, JR.,* Assistant Secretary
Massachusetts Financial Services Company, Vice President and Associate General
  Counsel
----------
*"Interested persons" (as defined in the 1940 Act) of the Adviser, whose address is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee and officer holds comparable positions with certain MFS affiliates or with certain other funds of which MFS or a subsidiary is the investment adviser or distributor. Mr. Brodkin, the Chairman of MFD, Messrs. Shames and Scott, Directors of MFD, and Mr. Cavan, the Secretary of MFD, hold similar positions with certain other MFS affiliates. Mr. Bailey is a Director of Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)"), the corporate parent of MFS.


The Fund pays the compensation of non-interested Trustees and Mr. Bailey who currently receive a fee of $1,250 per year plus $225 per meeting and $225 per committee meeting attended, together with such Trustee's out-of-pocket expenses. The Trust has adopted a retirement plan for non-interested Trustees and Mr. Bailey. Under this plan, a Trustee will retire upon reaching age 72 and if the Trustee has completed at least five years of service, he would be entitled to annual payments during his lifetime of up to 50% of such Trustee's average annual compensation (based on the three years prior to his retirement) depending on his length of service. A Trustee may also retire prior to age 72 and receive reduced payments if he has completed at least five years of service. Under the plan, a Trustee (or his beneficiaries) will also receive benefits for a period of time in the event the Trustee is disabled or dies. These benefits will also be based on the Trustee's average annual compensation and length of service. There is no retirement plan provided by the Fund for Messrs. Brodkin, Scott and Shames. The Fund will accrue its allocable share of compensation expenses each year to cover current year's service and amortize past service cost.

Set forth in Appendix A hereto is certain information concerning the cash compensation paid to the Trustees and benefits accrued, and estimated benefits payable, under the retirement plan.

As of January 31, 1996, the Trustees and officers, as a group, of the Fund owned less than 1% of the outstanding shares of the Fund.

As of January 31, 1996, Merrill Lynch, Pierce Fenner & Smith Inc., P.O. Box 45286, Jacksonville, Florida, was the owner of approximately 11.78% of the outstanding Class C shares of the Fund.


The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liabilities to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined pursuant to the Declaration of Trust, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.


INVESTMENT ADVISER
MFS, together with its predecessor organizations, has a history of money management dating from 1924. MFS is a wholly owned subsidiary of Sun Life of Canada (U.S.) which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada ("SunLife").


The Adviser manages the assets of the Fund pursuant to an Investment Advisory Agreement with the Fund dated as of September 1, 1993. The Adviser provides the Fund with overall investment advisory and administrative services, as well as general office facilities. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For its services and facilities, the Adviser is entitled to receive a management fee, computed and paid monthly, in an amount equal to 1.00% of the Fund's average daily net assets for its then current fiscal year.


For the Fund's fiscal years ended October 31, 1993, 1994 and 1995, the investment advisory fees paid by the Fund were $1,038,647, $1,778,464 and $1,981,096, respectively. Lifetime Advisers, Inc. ("LAI") the Fund's Adviser prior to September 1, 1993, had no employees and relied on the Adviser to furnish it with overall administrative services and general office facilities.


In order to comply with the expense limitations of certain state securities commissions, the Adviser will reduce its management fee or otherwise reimburse the Fund for any expenses, exclusive of interest, taxes and brokerage commissions, incurred by the Fund in any fiscal year to the extent such expenses exceed the most restrictive of such state expense limitations. The Adviser will make appropriate adjustments to such reductions and reimbursements in response to any amendment or rescission of the various state requirements.


The Fund pays all of the Fund's expenses (other than those assumed by MFS or MFD), including: governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to that Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing share certificates, periodic reports, notices and proxy statements to shareholders and to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of State Street Bank and Trust Company, the Fund's Custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses are borne by the Fund except that the Fund's Distribution Agreement with MFD requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific series are allocated among the series in a manner believed by management of the Trust to be fair and equitable. For a list of the Fund's expenses, including the compensation paid to Trustees who are not officers of MFS, for the fiscal year ended October 31, 1995, see the "Statement of Operations" in the Fund's Annual Report incorporated by reference into this SAI. Payment by the Fund of brokerage commissions for brokerage and research services of value to the Adviser in serving its clients is discussed under the caption "Portfolio Transactions and Brokerage Commissions" below.


MFS pays the compensation of the Trust's officers and of any Trustee who is an officer of MFS. The Adviser also furnishes at its own expense all necessary administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing the Fund's investments, effecting its portfolio transactions and, in general, administering its affairs.


The Advisory Agreement with the Fund will remain in effect until August 1, 1996, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions") and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Fund's shares (as defined in "Investment Restrictions") or by either party on not more than 60 days' nor less than 30 days' written notice. The Advisory Agreement provides that if MFS ceases to serve as the Adviser to the Fund, the Fund will change its name so as to delete the term "MFS" and that MFS may render services to others and may permit other fund clients to use the term "MFS" in their names. The Advisory Agreement also provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Advisory Agreement.

CUSTODIAN
State Street Bank and Trust Company (the "Custodian") is the custodian of the Fund's assets. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value and public offering price of each class of shares of the Fund. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions. The Custodian also serves as the dividend and distribution disbursing agent of the Fund. The Custodian has contracted with the Adviser for the Adviser to perform certain accounting functions related to options transactions for which the Adviser receives remuneration on a cost basis.

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, is the Fund's shareholder servicing agent, pursuant to a Shareholder Servicing Agent Agreement with the Fund, dated as of September 10, 1986 (the "Agency Agreement"). The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of each class of shares of the Fund. For these services, the Shareholder Servicing Agent will receive a fee calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15%, up to 0.22% and up to 0.15% attributable to Class A, Class B and Class C shares, respectively. In addition, the Shareholder Servicing Agent will be reimbursed by the Fund for certain expenses incurred by the Shareholder Servicing Agent on behalf of the Fund. State Street Bank and Trust Company, the dividend and distribution disbursing agent for the Fund, has contracted with the Shareholder Servicing Agent to administer and perform certain dividend and distribution disbursing functions for the Fund.

DISTRIBUTOR
MFD, a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Fund pursuant to a Distribution Agreement dated January 1, 1995 (the "Distribution Agreement"). Prior to January 1, 1995, MFS Financial Services, Inc. ("FSI"), another wholly owned subsidiary of MFS, was the Fund distributor. Where this SAI refers to MFD in relation to the receipt or payment of money with respect to a period or periods prior to January 1, 1995, such reference shall be deemed to include FSI, as the predecessor in interest to MFD.


CLASS A SHARES: MFD acts as agent in selling shares of the Fund to dealers. The public offering price of the Class A shares of the Fund is their net asset value next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of a Class A share of the Fund is calculated by dividing the net asset value of a Class A share by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase (see "Purchases" in the Prospectus). The sales charge scale set forth in the Prospectus applies to purchases of Class A shares of the Fund alone or in combination with shares of all classes of certain other funds in the MFS Family of Funds (the "MFS Funds") and other funds (as noted under Right of Accumulation) by any person, including members of a family unit (e.g., husband, wife and minor children) and bona fide trustees, and also applies to purchases made under the Right of Accumulation or a Letter of Intent (see "Investment and Withdrawal Programs" below). A group might qualify to obtain quantity sales charge discounts (see "Investment and Withdrawal Programs" below).

Class A shares of the Fund may be sold at their net asset value to certain persons and in certain transactions as described in the Prospectus. Such sales are made without a sales charge to promote good will with employees and others with whom MFS, MFD and/or the Fund have business relationships, and because the sales effort, if any, involved in making such sales is negligible.

MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price of the Class A shares. Dealer allowances expressed as a percentage of offering price for all offering prices are set forth in the Prospectus (see "Purchases" in the Prospectus). The difference between the total amount invested and the sum of (a) the net proceeds to the Fund and (b) the dealer commission, is the commission paid to the distributor. Because of rounding in the computation of offering price, the portion of the sales charge paid to the distributor may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of offering price or as a percentage of the net amount invested as listed in the Prospectus. In the case of the maximum sales charge the dealer retains 5% and MFD retains approximately 3/4 of 1% of the public offering price. In addition, MFD pays a commission to dealers who initiate and are responsible for purchases of $1 million or more as described in the Prospectus.

CLASS B AND CLASS C SHARES: MFD acts as agent in selling Class B and Class C shares of the Fund to dealers. The public offering price of Class B and Class C shares is their net asset value next computed after the sale (see "Purchases" in the Prospectus).

GENERAL: Neither MFD nor dealers are permitted to delay placing orders to benefit themselves by a price change. On occasion, MFD may obtain brokers loans from various banks, including the custodian banks for the MFS Funds, to facilitate the settlement of sales of shares of the Fund to dealers. MFD may benefit from its temporary holding of funds paid to it by investment dealers for the purchase of Funds shares.


During the Fund's fiscal year ended October 31, 1995, MFD received net commissions of $19,998 and dealers and other financial institutions received net commissions of $225,700 (as their concession on gross commissions of $245,698) for selling Class A shares of the Fund; the Fund received $17,616,922 representing the aggregated net asset value of shares. During the Fund's fiscal year ended October 31, 1994, MFD received net commissions of $31,650 and dealers received net commissions of $207,581 (as their concession on gross commissions of $239,231) for selling Class A shares of the Fund; the Fund received $9,928,946 representing the aggregated net asset value of shares. During the period September 7, 1993 through October 31, 1993, FSI received net commissions of $2,457 and dealers received net commissions of $11,682 (as their concession on gross commissions of $14,139) for selling Class A shares of the Fund; the Fund received $517,128 representing the aggregate net asset value of such shares.

During the fiscal years ended October 31, 1993, 1994 and 1995, the CDSC imposed for Class B shares was $294,138, $212,918 and $235,884, respectively.

The Distribution Agreement will remain in effect until August 1, 1996 and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions") and in either case, by a majority of the Trustees who are not parties to such Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.


5.  PORTFOLIO TRANSACTIONS AND BROKERAGE
    COMMISSIONS
Specific decisions to purchase or sell securities for the Fund are made by employees of the Adviser, who are appointed and supervised by its senior officers. Changes in the Fund's investments are reviewed by the Board of Trustees. The Fund's portfolio manager may serve other clients of the Adviser or any subsidiary of MFS in a similar capacity.

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Adviser attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of the Fund and other clients of the Adviser on the basis of their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions. In the case of securities, such as government securities, which are principally traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the Adviser normally seeks to deal directly with the primary market makers, unless in its opinion, better prices are available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. Securities firms or futures commission merchants may receive brokerage commissions on transactions involving options, Futures Contracts and Options on Futures Contracts and the purchase and sale of underlying securities upon exercise of options. The brokerage commissions associated with buying and selling options may be proportionately higher than those associated with general securities transactions. From time to time, soliciting dealer fees are available to the Adviser on the tender of the Fund's portfolio securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Fund by the Adviser. At present no other recapture arrangements are in effect.

Under the Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Fund to pay a broker-dealer which provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to the Fund or to its other clients. Not all of such services are useful or of value in advising the Fund.

The term "brokerage and research services" includes advice as to the value of securities, the advisability of purchasing or selling securities, and the availability of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and the Adviser's other clients in part for providing advice as to the availability of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.


Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of the Fund. The Trustees (together with the Trustees of the other MFS Funds) have directed the Adviser to allocate a total of $23,100 of commission business from the MFS Funds to the Pershing Division of Donaldson Lufkin & Jenrette as consideration for the annual renewal of the Lipper Directors' Analytical Data Service (which provides information useful to the Trustees in reviewing the relationship between the Fund and the Adviser).


The Adviser's investment management personnel attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Adviser as a consideration in the selection of brokers to execute portfolio transactions. However, the Adviser is unable to quantify the amount of commissions which will be paid as a result of such Research because a substantial number of transactions will be effected through brokers which provide Research but which were selected principally because of their execution capabilities.

The management fee that the Fund pays to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount which cannot be presently determined. Such services would be useful and of value to the Adviser in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Adviser in carrying out its obligations to the Fund. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.


For the Fund's fiscal year ended October 31, 1995, total brokerage commissions of $646,665 were paid on transactions (other than U.S. Government securities, purchased options transactions and short-term obligations) of $206,406,596. For the Fund's fiscal year ended October 31, 1994, total brokerage commissions of $844,899 were paid on transactions of $362,491,084. For the Fund's fiscal period ended October 31, 1993, total brokerage comissions of $497,148 were paid on total transactions of $179,157,784. Not all of the Fund's transactions are equity security transactions which involve the payment of brokerage commissions.


In certain instances there may be securities which are suitable for the Fund's portfolio as well as for that of one or more of the other clients of the Adviser or MFS or any subsidiary of MFS. Investment decisions for the Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, it is believed that the Fund's ability to participate in volume transactions will produce better executions for the Fund.

6.  SHAREHOLDER SERVICES
INVESTMENT AND WITHDRAWAL PROGRAMS -- The Fund makes available programs designed to enable shareholders to add to their investment or withdraw from it with a minimum of paper work. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund.

    LETTER OF INTENT: If a shareholder (other than a group purchaser described below) anticipates purchasing $50,000 or more of Class A shares of the Fund alone or in combination with Class B or Class C shares of the Fund or any of the classes of other MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or 36-month period in the case of purchases of $1 million or more), the shareholder may obtain Class A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent section of the Fund's Account Application or filing a separate Letter of Intent application (available from the Shareholder Servicing Agent) within 90 days of the commencement of purchases. Subject to acceptance by MFD and the conditions mentioned below, each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent application. The shareholder or his dealer must inform MFD that the Letter of Intent is in effect each time shares are purchased. The shareholder makes no commitment to purchase additional shares, but if his purchases within 13 months (or 36 months in the case of purchases of $1 million or more) plus the value of shares credited toward completion of the Letter of Intent do not total the sum specified, he will pay the increased amount of the sales charge as described below. Instructions for issuance of shares in the name of a person other than the person signing the Letter of Intent application must be accompanied by a written statement from the dealer stating that the shares were paid for by the person signing such Letter. Neither income dividends not capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Dividends and distributions of other MFS Funds automatically reinvested in shares of the Fund pursuant to the Distribution Investment Program will also not apply toward completion of the Letter of Intent.

Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by the Shareholder Servicing Agent in the form of shares registered in the shareholder's name. All income dividends and capital gain distributions on escrowed shares will be paid to the shareholder or to his order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month or 36-month, as applicable) period, the shareholder will be notified and the escrowed shares will be released.

If the intended investment is not completed, the Shareholder Servicing Agent will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by the Shareholder Servicing Agent. By completing and signing the Account Application or separate Letter of Intent application, the shareholder irrevocably appoints the Shareholder Servicing Agent his attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.

    RIGHT OF ACCUMULATION: A shareholder qualifies for cumulative quantity discounts on the purchase of Class A shares when his new investment, together with the current offering price value of all holdings of all classes of shares of that shareholder in the MFS Funds or MFS Fixed Fund (a bank collective investment fund) reaches a discount level. For example, if a shareholder owns shares valued at $37,500 and purchases an additional $12,500 of Class A shares of the Fund, the sales charge for the $12,500 purchase would be at the rate of 4.75% (the rate applicable to single transactions of $50,000). A shareholder must provide the Shareholder Servicing Agent (or his investment dealer must provide MFD) with information to verify that the quantity sales charge discount is applicable at the time the investment is made.

    DISTRIBUTION INVESTMENT PROGRAM: Distributions of dividends and capital gains made by the Fund with respect to a particular class of shares may be automatically invested in shares of the same class of one of the other MFS Funds, if shares of the fund are available for sale. Such investments will be subject to additional purchase minimums. Distributions will be invested at net asset value (exclusive of any sales charge) and will not be subject to any CDSC. Distributions will be invested at the close of business on the payable date for the distribution. A shareholder considering the Distribution Investment Program should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any investment.


    SYSTEMATIC WITHDRAWAL PLAN: A shareholder may direct the Shareholder Servicing Agent to send him (or anyone he designates) regular periodic payments based upon the value of his account. Each payment under a Systematic Withdrawal Plan (a "SWP") must be at least $100, except certain limited circumstances. The aggregate withdrawals of Class B shares in any year pursuant to a SWP generally are limited to 10% of the value of the account at the time of establishment of the SWP. SWP payments are drawn from the proceeds of share redemptions (which would be a return of principal and, if reflecting a gain, would be taxable). Redemptions of Class B shares will be made in the following order: (i) any "Reinvested Shares"; (ii) to the extent necessary, any "Free Amount"; and (iii) to the extent necessary, the "Direct Purchase" subject to the lowest CDSC (as such terms are defined in "Contingent Deferred Sales Charge" in the Prospectus). The CDSC will be waived in the case of redemptions of Class B shares pursuant to a SWP but will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC. All dividend and capital gain distributions for an account with a SWP will be received in full and fractional shares of the Fund at the net asset value in effect at the close of business on the record date for such distributions. To initiate this service, shares having an aggregate value of at least $5,000 either must be held on deposit by, or certificates for such shares must be deposited with, the Shareholder Servicing Agent. Maintaining a withdrawal plan concurrently with an investment program would be disadvantageous because of the sales charges included in share purchases in the case of Class A shares, and because of the assessment of the CDSC (on certain share redemptions in the case of Class A shares). The shareholder may deposit into the account additional shares of the Fund, change the payee or change the amount of each payment. The Shareholder Servicing Agent may charge the account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the liquidation of shares. No charge is currently assessed against the account, but one could be instituted by the Shareholder Servicing Agent on 60 days' notice in writing to the shareholder in the event that the Fund ceases to assume the cost of these services. The Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP) or an exchange of shares of the Fund for shares of another MFS Fund. Any SWP may be terminated at any time by either the shareholder or the Fund.


    INVEST BY MAIL: Additional investments of $50 or more in the Fund may be made at any time either by mailing a check payable to the Fund directly to the Shareholder Servicing Agent. The shareholder's account number and the name of his investment dealer must be included with each investment.

    GROUP PURCHASES: A bona fide group and all its members may be treated as a single purchaser and, under the Right of Accumulation (but not the Letter of Intent), obtain quantity sales charge discounts on the purchase of Class A shares if the group (1) gives its endorsement or authorization to the investment program so it may be used by the investment dealer to facilitate solicitation of the membership, thus effecting economies of sales effort; (2) has been in existence for at least six months and has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups; and (4) agrees to provide certification of membership of those members investing money in the MFS Funds upon the request of MFD.

    AUTOMATIC EXCHANGE PLAN: Shareholders having account balances of at least $5,000 in any MFS Fund may exchange their shares for the same class of shares of the other MFS Funds (if available for sale) (and in the case of Class C shares, for shares of MFS Money Market Fund) under the Automatic Exchange Plan. The Automatic Exchange Plan provides for automatic exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder. Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to four different funds effective on the seventh day of each month or of every third month, depending on whether monthly or quarterly exchanges are elected by the shareholder. If the seventh day of the month is not a business day, the transaction will be processed on the next business day. Generally, the initial exchange will occur after receipt and processing by the Shareholder Servicing Agent of an application in good order. Exchanges will continue to be made from a shareholder's account in any MFS Fund, as long as the balance of the account is sufficient to complete the exchanges. Additional payments made to a shareholder's account will extend the period that exchanges will continue to be made under the Automatic Exchange Plan. However, if additional payments are added to an account subject to the Automatic Exchange Plan shortly before an exchange is scheduled, such funds may not be available for exchange until the following month; therefore, care should be used to avoid inadvertently terminating the Automatic Exchange Plan through exhaustion of the account balance.

No transaction fee for exchanges will be charged in connection with the Automatic Exchange Plan. However, exchanges from any of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. Changes in amounts to be exchanged to each fund, the funds to which exchanges are to be made and the timing of exchanges (monthly or quarterly), or termination of a shareholder's participation in the Automatic Exchange Plan will be made after instructions in writing or by telephone (an "Exchange Change Request") are received by the Shareholder Servicing Agent in proper form (i.e., if in writing -- signed by the record owner(s) exactly as shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record). Each Exchange Change Request (other than termination of participation in the program) must involve at least $50. Generally, if an Exchange Change Request is received by telephone or in writing before the close of business on the last business day of the month, the Exchange Change Request will be effective for the following month's transfer.

A shareholder's right to make additional investments in any of the MFS Funds, to make exchanges of shares from one MFS Fund to another and to withdraw from an MFS Fund, as well as a shareholder's other rights and privileges are not affected by a shareholder's participation in the Automatic Exchange Plan.

The Automatic Exchange Plan is part of the Exchange Privilege. For additional information regarding the Automatic Exchange Plan, including the treatment of any CDSC, see "Exchange Privilege" below.

    REINSTATEMENT PRIVILEGE: Shareholders of the Fund and shareholders of the other MFS Funds (except MFS Money Market Fund, MFS Government Money Market Fund and holders of Class A shares of MFS Cash Reserve Fund in the case where the shares are acquired through direct purchase or reinvested dividends) who have redeemed their shares have a one-time right to reinvest the redemption proceeds in shares of any of the MFS Funds (if shares of the fund are available for sale) at net asset value (without a sales charge) and, if applicable, with credit for any CDSC paid. In the case of proceeds reinvested in shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund, the shareholder has the right to exchange the acquired shares for shares of another MFS Fund at net asset value pursuant to the exchange privilege described below. Such a reinvestment must be made within 90 days of the redemption and is limited to the amount of the redemption proceeds. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase in the case of Class B shares or 12 months of the initial purchase in the case of certain Class A shares, a CDSC will be imposed upon redemption. Although redemptions and repurchases of shares are taxable events, a reinvestment within such 90-day period of time in the same fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of a loss realized on the original redemption for federal income tax purposes. Please see your tax adviser for further information.

EXCHANGE PRIVILEGE -- Subject to the requirements set forth below, some or all of the shares in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any other MFS Funds (if available for sale) at net asset value. In addition, Class C shares may be exchanged for shares of MFS Money Market Fund at net asset value. Exchanges will be made after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent.

Each Exchange Request must be in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record), and each exchange must involve either shares having an aggregate value of at least $1,000 or all the shares in the account (except that the minimum is $50 for accounts of retirement plan participants whose sponsoring organizations subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by the Shareholder Servicing Agent) or all the shares in the account. Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's federal income tax return, unless such shares were and the shares received in the exchange are held in a tax-deferred retirement plan or other tax-exempt account. No more than five exchanges may be made in any one Exchange Request by telephone. If an Exchange Request is received by the Shareholder Servicing Agent prior to the close of regular trading on the Exchange, the exchange usually will occur on that day if all of the requirements set forth above have been complied with at that time. However, payment of the redemption proceeds by the Fund, and thus the purchase of shares of another MFS Fund, may be delayed for up to seven days if the Fund determines that such a delay would be in the best interest of all its shareholders. Investment dealers which have satisfied criteria established by MFD may also communicate a shareholder's Exchange Request to MFD by facsimile subject to the requirements set forth above.

No CDSC is imposed on exchanges among the MFS Funds, although liability for the CDSC is carried forward to the exchanged shares. For purposes of calculating the CDSC upon redemption of shares acquired in an exchange, the purchase of shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares.

Additional information with respect to any of the MFS Funds, including a copy of its current prospectus, may be obtained from investment dealers or the Shareholder Servicing Agent. A shareholder considering an exchange should obtain and read the prospectus of the other MFS Fund and consider the differences in objectives and policies before making any exchange. Shareholders of the other MFS Funds (except holders of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund acquired through direct purchase or dividends reinvested prior to June 1, 1992) have the right to exchange their shares for shares of the Fund, subject to the conditions, if any, set forth in their respective prospectuses. In addition, unitholders of the MFS Fixed Fund (a bank collective investment fund) have the right to exchange their units (except units acquired through direct purchases) for shares of the Fund, subject to the conditions, if any, imposed upon such unitholders by the MFS Fixed Fund.

Any state income tax advantages for investment in shares of each state-specific series of MFS Municipal Series Trust may only benefit residents of such states. Investors should consult with their own tax advisers to be sure this is an appropriate investment based on their residency and each state's income tax laws.

The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations , including certain restrictions on purchases by market timer accounts (see "Purchases" in the Prospectus).

TAX-DEFERRED RETIREMENT PLANS
Except as noted below, shares of the Fund are available for purchase by all types of tax-deferred retirement plans. MFD makes available through investment dealers plans and/or custody agreements for the following:

    Individual Retirement Accounts (IRAs) (for individuals and their non-employed spouses who desire to make limited contributions to a tax-deferred retirement program and, if eligible, to receive a federal income tax deduction for amounts contributed);

    Simplified Employee Pension (SEP-IRA) Plans;

    Retirement Plans Qualified under Section 401(k) of the Code;

    403(b) Plans (deferred compensation arrangements for employees of public school systems and certain nonprofit organizations); and

    Certain other qualified pension and profit-sharing plans.

The plan documents provided by MFD designate a trustee or custodian (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. Each plan provides that dividends and distributions will be reinvested automatically. For further details with respect to any plan, including fees charged by the trustee, custodian or MFD, tax consequences and redemption information, see the specific documents for that plan. Plan documents other than those provided by MFD may be used to establish any of the plans described above. Third party administrative services, available for some corporate plans, may limit or delay the processing of transactions.

An investor should consult with his tax adviser before establishing any of the tax-deferred retirement plans described above.

Class C shares are not currently available for purchase by any retirement plan qualified under section 401(a) or 403(b) of the Code if the retirement plan and/or the sponsoring organization subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(a) or 403(b) recordkeeping program made available by the Shareholder Servicing Agent.

7.  TAX STATUS
The Fund has elected to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions, and the composition and holding period of the Fund's portfolio assets. Because the Fund intends to distribute all of its net investment income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Fund will be required to pay any federal income or excise taxes, although the Fund's foreign-source income may be subject to foreign withholding taxes. If the Fund should fail to qualify as a "regulated investment company" in any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to the shareholders.


Shareholders of the Fund normally will have to pay federal income taxes, and any state or local taxes, on the dividends and capital gain distributions they receive from the Fund. Dividends from ordinary income and any distributions from net short-term capital gains (whether paid in cash or reinvested in additional shares) are taxable to shareholders as ordinary income for federal income tax purposes. A portion of the Fund's ordinary income dividends (but none of its capital gains) is normally eligible for the dividends received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether paid in cash or reinvested in additional shares, are taxable to the Fund's shareholders as long-term capital gains for federal income tax purposes regardless of how long they have owned shares in the Fund. Fund dividends declared in October, November, or December, payable to shareholders of record in such a month, and paid the following January will be taxable to shareholders as if received on December 31 of the year in which they are declared.


Any dividend or distribution will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the dividend or distribution. Shareholders purchasing shares shortly before the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.


In general, any gain or loss realized upon a taxable disposition of shares of the Fund by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a redemption of shares may also be disallowed under rules relating to wash sales. Gain may be increased (or loss reduced) upon a redemption of Class A shares of the Fund within ninety days after their purchase followed by any purchase (including purchases by exchange or by reinvestment) without payment of an additional sales charge of Class A shares of the Fund or of another MFS Fund (or any other shares of an MFS Fund generally sold subject to a sales charge).

The Fund's transactions in options, Futures Contracts and Forward Contracts will be subject to special tax rules that may affect the amount, timing and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on such day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles", and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The Fund will limit its activities in options, Forward Contracts and Futures Contracts to the extent necessary to meet the requirements of Subchapter M of the Code.


The Fund's current dividend and accounting policies will affect the amount, timing, and character of distributions to shareholders, and may, under certain circumstances, make an economic return of capital taxable to shareholders. The Fund's investment in certain securities purchased at a market discount will cause it to realize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.


Special tax considerations apply with respect to foreign investments of the Fund. Foreign exchange gains and losses realized by the Fund will generally be treated as ordinary income and losses. The holding of foreign currencies for non-hedging purposes and investment by the Fund in certain "passive foreign investment companies" may be limited in order to avoid a tax on the Fund.

Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates where available. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known.

If the Fund holds more than 50% of its assets in foreign securities at the close of its taxable year, the Fund may elect to "pass through" to the Fund's shareholders foreign income taxes paid. If the Fund so elects, shareholders will be required to treat their pro rata portion of the foreign income taxes paid by the Fund as part of the amounts distributed to them by the Fund and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be able to claim a deduction or credit (but not both) on their federal income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would be able (subject to such limitations) to claim a credit but not a deduction. No deduction for such amounts will be permitted to individuals in computing their alternative minimum tax liability. If the Fund does not qualify or elect to "pass through" to the Fund's shareholders foreign income taxes paid by it, shareholders will not be able to claim any deduction or credit for any part of the foreign taxes paid by the Fund.

Dividends and certain other payments to persons who are not citizens or residents of the United States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at a rate of 30%. The Fund intends to withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments to Non-U.S. Persons that are subject to such withholding, regardless of whether a lower treaty rate may be permitted. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims. The Fund is also required in certain circumstances to apply backup withholding at a rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding. Distributions received from the Fund by Non-U.S. Persons may also be subject to tax under the laws of their own jurisdiction.


As long as it qualifies as a regulated investment company under the Code, the Fund will not be required to pay Massachusetts income or excise taxes.

Distributions of the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not from capital gains realized upon the disposition of such obligations) may be exempt from state and local taxes in certain states. The Fund intends to advise shareholders of the extent, if any, to which its distributions consist of such interest. Shareholders are urged to consult their tax advisers regarding the possible exclusion of such portion of their dividends for state and local income tax purposes as well as regarding the tax consequences of an investment in the Fund.

8.  DETERMINATION OF NET ASSET VALUE;
    PERFORMANCE INFORMATION


NET ASSET VALUE
The net asset value per share of each class of the Fund is determined each day during which the Exchange is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except for the following holidays or the days on which they are observed: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.) This determination is made once during each such day as of the close of regular trading on the Exchange by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of shares of the class outstanding. Forward Contracts will be valued using a pricing model taking into consideration market data from an external pricing source. Use of the pricing services has been approved by the Board of Trustees. All other securities, futures contracts and options in the Fund's portfolio (other than short-term obligations) for which the principal market is one or more securities or commodities exchanges (whether domestic or foreign) will be valued at the last reported sale price or at the settlement price prior to the determination (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities, futures contracts or options are traded; but if a securities exchange is not the principal market for securities, such securities will, if market quotations are readily available, be valued at current bid prices, unless such securities are reported on the NASDAQ system, in which case they are valued at the last sale price or, if no sales occurred during the day, at the last quoted bid price. Debt securities (other than short-term obligations) in the Fund's portfolio are valued on the basis of valuations furnished by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yields, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations, if any, in the Fund's portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term securities with a remaining maturity in excess of 60 days will be valued based upon dealer supplied valuations. Portfolio securities and over-the-counter options and Forward Contracts, for which there are no quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. A share's net asset value is effective for orders received by the dealer prior to its calculation and received by MFD, in its capacity as the Fund's distributor, prior to the close of the business day.


PERFORMANCE INFORMATION


TOTAL RATE OF RETURN: The Fund will calculate its total rate of return for each class of shares for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made with all distributions reinvested and reflecting the CDSC or the maximum public offering price) to reach the value of that investment at the end of the periods. The Fund may also calculate (i) a total rate of return, which is not reduced by the CDSC (4% maximum for Class B shares) and therefore may result in a higher rate of return, (ii) a total rate of return assuming an initial account value of $1,000, which will result in a higher rate of return with respect to Class A shares since the value of the initial account will not be reduced by the maximum sales charge (currently 5.75% for Class A shares) and/or (iii) total rates of return which represent aggregate performance over a period or year-by-year performance and which may or may not reflect the effect of the maximum or other sales charge or CDSC. The Fund's average annual total rate of return for Class B shares, reflecting the CDSC, for the one-year and five-year periods ended October 31, 1995 and for the period from December 29, 1986 (the Fund's commencement of investment operations) to October 31, 1995 was 5.13%, 8.74% and 10.82%, respectively. The average annual total rates of return for Class B shares, not giving effect to the CDSC, for the same periods was 9.07%, 9.03% and 10.82%, respectively. The Fund's average total rate of return for Class A shares reflecting the initial investment at the current maximum public offering price for one-year period ended October 31, 1995 and for the period September 7, 1993 (commencement of offering of this class of shares) to October 31, 1995 was 3.85% and 7.64%, respectively. The Fund's average annual total rate of return for Class A shares not giving effect to the sales charge on the initial investment, for the same periods was 10.16% and 10.65%, respectively.

The Fund's average annual total rate of return for Class C shares for the one-year period ended October 31, 1995 and for the period from January 3, 1994 (commencement of offering of this class of shares) to October 31, 1995 was 9.20% and 5.11%, respectively. Total rates of return presented above for Class A, Class B and Class C shares, may not be indicative of future performance.

PERFORMANCE RESULTS: The performance results below, based on an assumed initial investment of $10,000 in Class B shares, cover the period from December 29, 1986 through December 31, 1995. It has been assumed that dividend and capital gain distributions were reinvested in additional shares. Any performance results or total rate of return quotation provided by the Fund should not be considered as representative of the performance of the Fund in the future since the net asset value of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in the Fund's portfolio, but also on changes in the current value of such securities and on changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate total rates of return should be considered when comparing the total rate of return of the Fund to total rates of return published for other investment companies or other investment vehicles. Total rate of return reflects the performance of both principal and income. Current net asset value and account balance information may be obtained by calling 1-800-MFS-TALK (637-8255).

                            MFS WORLD EQUITY FUND
------------------------------------------------------------------------------
                      DIRECT       CAPITAL GAIN     DIVIDEND         TOTAL
                    INVESTMENT     REINVESTMENT   REINVESTMENT       VALUE
                    ----------     ------------   ------------       -----
    12/31/86*        $ 9,917          $    0         $    0         $ 9,917
    12/31/87          13,128               0              0          13,128
    12/31/88          12,798               0            439          13,237
    12/31/89          15,974             360            548          16,882
    12/31/90          14,817             706            561          16,084
    12/31/91          15,867             797            601          17,265
    12/31/92          15,938             991            604          17,533
    12/31/93          19,728           1,998            902          22,628
    12/31/94          17,166           2,871          1,750          21,787
    12/31/95          19,303           3,998          2,262          25,563
----------
*For the period from the start of business, December 29, 1986, through December 31, 1986.


EXPLANATORY NOTES: The results shown in the table take into account the annual distribution fee but not the CDSC. No adjustment has been made for any income taxes payable by shareholders.

From time to time each Fund may, as appropriate, quote Fund rankings or reprint all or a portion of evaluations of fund performance and operations appearing in various independent publications, including but not limited to the following: Money, Fortune, U.S. News and World Report, Kiplinger's Personal Finance, The Wall Street Journal, Barron's, Investors Business Daily, Newsweek, Financial World, Financial Planning, Investment Advisor, USA Today, Pensions and Investments, SmartMoney, Forbes, Global Finance, Registered Representative, Institutional Investor, the Investment Company Institute, Johnson's Charts, Morningstar, Lipper Analytical Services, Inc., CDA Wiesenberger, Shearson Lehman and Saloman Bros. Indices, Ibbotson, Business Week, Lowry Associates, Media General, Investment Company Data, The New York Times, Your Money, Strangers Investment Advisor, Financial Planning on Wall Street, Standard and Poor's, Individual Investor, The 100 Best Mutual Funds You Can Buy by Gordon K. Williamson, Consumer Price Index, and Sanford C. Bernstein & Co. Fund performance may also be compared to the performance of other mutual funds tracked by financial or business publications or periodicals.


From time to time, the Fund may discuss or quote its current portfolio manager as well as other investment personnel, including such persons' views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the Fund; the Fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks.


The Fund may also quote evaluations mentioned in independent radio or television broadcasts.

From time to time the Fund may use charts and graphs to illustrate the past performance of various indices such as those mentioned above and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral.

The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals.


MFS FIRSTS: MFS has a long history of innovations.
       -- 1924 -- Massachusetts Investors Trust is established as the first open-end mutual fund in America.


       -- 1924 -- Massachusetts Investors Trust is the first mutual fund to make full public disclosure of its operations in shareholder reports.

       -- 1932 -- One of the first internal research departments is established to provide in-house analytical capability for an investment management firm.


       -- 1933 -- Massachusetts Investors Trust is the first mutual fund to register under the Securities Act of 1933.


       -- 1936 -- Massachusetts Investors Trust is the first mutual fund to allow shareholders to take capital gain distributions either in additional shares or in cash.

       -- 1976 -- MFS(R) Municipal Bond Fund is among the first municipal bond funds established.

       -- 1979 -- Spectrum becomes the first combination fixed/ variable annuity with no initial sales charge.

       -- 1981 -- MFS(R) World Governments Fund is established as America's first globally diversified fixed/income mutual fund.


       -- 1984 -- MFS(R) Municipal High Income Fund is the first open-end mutual fund to seek high tax-free income from lower-rated municipal securities.


       -- 1986 -- MFS(R) Managed Sectors Fund becomes the first mutual fund to target and shift investments among industry sectors for shareholders.

       -- 1986 -- MFS(R) Municipal Income Trust is the first closed-end, high-yield municipal bond fund traded on the New York Stock Exchange.


       -- 1987 -- MFS(R) Multimarket Income Trust is the first closed-end, multimarket high income fund listed on the New York Stock Exchange.


       -- 1989 -- MFS(R) Regatta becomes America's first non-qualified market-value-adjusted fixed/variable annuity.

       -- 1990 -- MFS(R) World Total Return Fund is the first global balanced fund.

       -- 1993 -- MFS(R) World Growth Fund is the first global emerging markets fund to offer the expertise of two sub-advisers.

       -- 1993 -- MFS becomes money manager of MFS Union Standard Trust, the first trust to invest in companies deemed to be union-friendly by an Advisory Board of senior labor officials, senior managers of companies with significant labor contracts, academics and other national labor leaders or experts.

9.  DISTRIBUTION PLANS
The Trustees have adopted a Distribution Plan for each of Class A, Class B and Class C shares (the "Distribution Plans") pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that eachDistribution Plan would benefit the Fund and the respective class of shareholders. The Distribution Plans are designed to promote sales, thereby increasing the net assets of the Fund. Such an increase may reduce the expense ratio to the extent the Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effects that could result were the Fund required to liquidate portfolio securities to meet redemptions. There is, however, no assurance that the net assets of the Fund will increase or that the other benefits referred to above will be realized.


The Distribution Plans are described in the Prospectus under the caption "Distribution Plans," which is incorporated herein by reference. The following information supplements this Prospectus discussion.

SERVICE FEES: With respect to the Class A Distribution Plan, no service fees will be paid: (i) to any dealer who is the holder or dealer of record for investors who own Class A shares having an aggregate net asset value less than $750,000, or such other amount as may be determined from time to time by MFD (MFD, however, may waive this minimum amount requirement from time to time); or (ii) to any insurance company which has entered into an agreement with the Fund and MFD that permits such insurance company to purchase Class A shares from the Fund at their net asset value in connection with annuity agreements issued in connection with the insurance company's separate accounts. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.

With respect to the Class B Distribution Plan, except in the case of the first year service fee, no service fees will be paid to any securities dealer who is the holder or dealer of record for investors who own Class B shares having an aggregate net asset value of less than $750,000 or such other amount as may be determined by MFD from time to time. MFD, however, may waive this minimum amount requirement from time to time. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.

MFD or its affiliates shall be entitled to receive any service fee payable under any Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates for shareholder accounts.

DISTRIBUTION FEES: The purpose of distribution payments to MFD under the Distribution Plans is to compensate MFD for its distribution services to the Fund. MFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment.

DISTRIBUTION AND SERVICE FEES PAID DURING THE FUND'S LAST FISCAL YEAR: During the fiscal year ended October 31, 1995, the Fund paid the following Distribution Plan expenses:

                                    AMOUNT OF      AMOUNT OF      AMOUNT OF
                                  DISTRIBUTION   DISTRIBUTION   DISTRIBUTION
                                   AND SERVICE    AND SERVICE    AND SERVICE
                                    FEES PAID    FEES RETAINED  FEES RECEIVED
DISTRIBUTION PLANS                   BY FUND        BY MFD       BY DEALERS
------------------                ------------   -------------  -------------
Class A Distribution Plan          $   52,913     $    1,447     $   51,466

Class B Distribution Plan          $1,639,636     $1,275,567     $  364,069

Class C Distribution Plan          $   19,762     $      391     $   19,371

GENERAL: Each of the Distribution Plans will remain in effect until August 1, 1996, and will continue in effect thereafter only if such continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Trustees who are not "interested persons" or financially interested parties to such Plan ("Distribution Plan Qualified Trustees").
Each of the Distribution Plans also requires that the Fund and MFD each shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. Each of the Distribution Plans may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions"). All agreements relating to any of the Distribution Plans entered into between the Fund or MFD and other organizations must be approved by the Board of Trustees, including a majority of the Distribution Plan Qualified Trustees. Agreements under any of the Distribution Plans must be in writing, will be terminated automatically if assigned, and may be terminated at any time without payment of any penalty, by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares. None of the Distribution Plans may be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions") or may be materially amended in any case without a vote of the Trustees an a majority of the Distribution Plan Qualified Trustees. The selection and nomination of Distribution Plan Qualified Trustees shall be committed to the discretion of the non-interested Trustees then in office. No Trustee who is not an "interested person" has any financial interest in any of the Distribution Plans or in any related agreement.


10.  DESCRIPTION OF SHARES, VOTING RIGHTS AND
     LIABILITIES
The Trust's Declaration of Trust permits the Trustees of the Fund to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of one or more separate series and to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series. The Trustees have currently authorized shares of the Fund and two other series. The Declaration of Trust further authorizes the Trustees to classify or reclassify any series of shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of two classes of shares of each of the Trust's three series, Class A, Class B and Class C shares. Each share of a class of the Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon liquidation of the Fund, shareholders of each class are entitled to share pro rata in the net assets of the Fund allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.


Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have under certain circumstances the right to remove one or more Trustees in accordance with the provisions of Section 16(c) of the 1940 Act. No material amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the Trust's shares. Shares have no pre-emptive or conversion rights (except as described in "Purchases -- Conversion of Class B Shares" in the Prospectus). Shares are fully paid and non-assessable. The Trust may enter into a merger or consolidation, or sell all or substantially all of its assets (or all or substantially all of the assets belonging to any series of the Trust), if approved by the vote of the holders of two-thirds of the Trust's outstanding shares voting as a single class, or of the affected series of the Trust, as the case may be, except that if the Trustees of the Trust recommend such merger, consolidation or sale, the approval by vote of the holders of a majority of the Trust's or the affected series' outstanding shares (as defined in "Investment Restrictions") will be sufficient. The Trust or any series of the Trust may also be terminated (i) upon liquidation and distribution of its assets, if approved by the vote of the holders of two-thirds of its outstanding shares, or (ii) by the Trustees by written notice to the shareholders of the Trust or the affected series. If not so terminated, the Trust will continue indefinitely.


The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that it shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort or other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.


11.  INDEPENDENT AUDITORS AND FINANCIAL
     STATEMENTS
Deloitte & Touche LLP are the Fund's independent auditors, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

The Portfolio of Investments at October 31, 1995, the Statement of Assets and Liabilities at October 31, 1995, the Statements of Operations for the year ended October 31, 1995, the Statements of Changes in Net Assets for each of the years in the two-year period ended October 31, 1995, the Notes to Financial Statements and the Independent Auditors' Report, each of which is included in the Annual Report to shareholders of the Fund, are incorporated by reference into this SAI and have been so incorporated in reliance upon the report of Deloitte & Touche LLP, independent auditors, given upon their authority as experts in accounting and auditing. A copy of the Annual Report accompanies this SAI.

                                   APPENDIX A


                           TRUSTEE COMPENSATION TABLE

                                                                       RETIREMENT BENEFIT      ESTIMATED       TOTAL TRUSTEE FEES
                                                       TRUSTEE FEES    ACCRUED AS PART OF    CREDITED YEARS      FROM FUND AND
    TRUSTEE                                            FROM FUND(1)     FUND EXPENSE(1)      OF SERVICE(2)      FUND COMPLEX(3)
----------------------------------------------------------------------------------------------------------------------------------
Richard B. Bailey ..................................      $3,725             $  685                10               $263,815
A. Keith Brodkin ...................................           0                  0               N/A                      0
Marshall N. Cohan ..................................       4,175              1,700                14                148,624
Dr. Lawrence Cohn ..................................       3,725                350                18                135,874
Sir David Gibbons ..................................       3,725              1,251                13                135,874
Abby M. O'Neill ....................................       3,500                491                10                129,499
Walter E. Robb, III ................................       4,175              1,912                15                148,624
Arnold D. Scott ....................................           0                  0               N/A                      0
Jeffrey L. Shames ..................................           0                  0               N/A                      0
J. Dale Sherratt ...................................       4,175                395                20                148,624
Ward Smith .........................................       4,175                609                13                148,624

(1) For fiscal year ended October 31, 1995.
(2) Based on normal retirement age of 72.
(3) For calendar year 1995. All Trustees receiving compensation served as Trustees of 36 funds within the MFS fund complex (having aggregate net assets at December 31, 1995, of approximately $12.5 billion) except Mr.
    Bailey, who served as Trustee of 73 funds within the MFS fund complex
    (having aggregate net assets at December 31, 1995, of approximately $31.7 billion).


          ESTIMATED ANNUAL BENEFITS PAYABLE BY FUND UPON RETIREMENT(4)
                                                                                       YEARS OF SERVICE
                                                            -----------------------------------------------------------------------
                    AVERAGE TRUSTEE FEES                            3                 5                 7            10 OR MORE
-----------------------------------------------------------------------------------------------------------------------------------
                           $3,150                                  $473             $  788            $1,103           $1,575
                            3,440                                   516                860             1,004            1,720
                            3,730                                   560                933             1,306            1,865
                            4,020                                   603              1,005             1,407            2,010
                            4,310                                   647              1,078             1,509            2,155
                            4,600                                   690              1,150             1,610            2,300

(4) Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116
(617) 954-5000

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000

CUSTODIAN AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
500 Boylston Street, Boston, MA 02116
Toll free: (800) 225-2606

MAILING ADDRESS:
P.O. Box 2281, Boston, MA 02107-9906


INDEPENDENT AUDITORS
Deloitte & Touche LLP
125 Summer Street, Boston, MA 02110

MFS(R)
WORLD
EQUITY FUND


500 BOYLSTON STREET
BOSTON, MA 02116

                                                         MWE-13-3/96/500 04304

MFS LOGO                                                      Annual Report for
                                                                     Year Ended
                                                               October 31, 1995

MFS [Registration Mark] WORLD EQUITY FUND

Front Cover
A picture of airplanes.

MFS [Registration Mark] WORLD EQUITY FUND

TRUSTEES
A. Keith Brodkin* -- Chairman and President

Richard B. Bailey* -- Private Investor; Former Chairman and Director (until
1991), Massachusetts Financial Services Company; Director, Cambridge Bancorp; Director, Cambridge Trust Company

Marshall N. Cohan -- Private Investor

Lawrence H. Cohn, M.D. -- Chief of Cardiac Surgery, Brigham and Women's Hospital; Professor of Surgery, Harvard Medical School

The Hon. Sir J. David Gibbons, KBE -- Chief Executive Officer, Edmund Gibbons Ltd.; Chairman, Bank of N.T. Butterfield & Son Ltd.

Abby M. O'Neill -- Private Investor; Director, Rockefeller Financial Services, Inc.(investment advisers)

Walter E. Robb, III -- President and Treasurer, Benchmark Advisers, Inc. (corporate financial consultants); President, Benchmark Consulting Group, Inc. (office services); Trustee, Landmark Funds (mutual funds)

Arnold D. Scott* -- Senior Executive Vice President, Director and Secretary, Massachusetts Financial Services Company

Jeffrey L. Shames* -- President and Director, Massachusetts Financial Services Company

J. Dale Sherratt -- President, Insight Resources, Inc. (acquisition planning specialists)

Ward Smith -- Former Chairman (until 1994), NACCO Industries; Director, Sundstrand Corporation

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

PORTFOLIO MANAGER
David Mannheim*

TREASURER
W. Thomas London*

ASSISTANT TREASURER
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

CUSTODIAN
State Street Bank and Trust Company

AUDITORS
Deloitte & Touche LLP

INVESTOR INFORMATION

For MFS stock and bond market outlooks, call toll free: 1-800-637-4458 anytime from a touch-tone telephone.

For information on MFS mutual funds, call your financial adviser or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).


INVESTOR SERVICE
MFS Service Center, Inc.
P.O. Box 2281
Boston, MA 02107-9906

For general information, call toll free: 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

For service to speech- or hearing-impaired, call toll free: 1-800-637-6576 any business day from 9 a.m. to 5 p.m. Eastern time. (To use this service, your phone must be equipped with a Telecommunications Device for the Deaf.)

For share prices, account balances and exchanges, call toll free:
1-800-MFS-TALK (1-800-637-8255) anytime from a touch-tone telephone.

[DALBAR LOGO]

                               TOP-RATED SERVICE

For the second year in a row, MFS earned a #1 ranking in DALBAR, Inc.'s Broker/Dealer Survey, Main Office Operations Service Quality category. The firm achieved a 3.49 overall score -- on a scale of 1 to 4 -- in the 1995 survey. A total of 71 firms responded, offering input on the quality of service they receive from 36 mutual fund companies nationwide. The survey contained questions about service quality in 17 categories, including "knowledge of phone service con-tacts," "accuracy of transaction processing," and "overall ease of doing business with the firm."


*Affiliated with the Investment Adviser

LETTER TO SHAREHOLDERS

Dear Shareholders:

For the fiscal year ended October 31, 1995, the Fund generated a total return including the reinvestment of dividends but excluding the effects of any sales charges) for Class A shares of +10.16%, for Class B shares +9.07%, and for Class C shares +9.20%. This was in line with the +10.03% return produced by the Morgan Stanley Capital International World Index (the MSCI), a broad, unmanaged index of global equities. After a fairly flat first half of the fiscal year, in which the Fund lagged the MSCI by roughly 5%, the Fund's relative performance improved in the second half. An important factor in this improvement was our relative underweighting in Japan (11% of the Fund versus 25% of the MSCI), where the market was up 7% in yen but down 14% in dollars for the past six months (-10% and -15% for the full year). Secondly, while partial hedging of our European exposure hurt us in the first six months with the weakness of the dollar, this was not the case in the second half, as the dollar was broadly flat against European currencies.

U.S. Outlook

Moderate, but sustainable, growth appears to be the hallmark of the economic expansion's fifth year. While initial estimates showed the U.S. economy growing at an annual rate of 4.2% in the third quarter, this surprisingly strong growth was mainly driven by a pickup in consumer spending and an increase in business and government outlays. Although impressive, this growth rate is not expected to continue in coming months. Recent retail sales have been disappointing, in part because of rising levels of consumer debt. An extended period of lower mortgage rates seems to have relieved much of the pent-up demand for housing. Growth is not expected to get much help from the manufacturing sector, either, as order flows from manufacturers have moderated. Export activity, meanwhile, is also expected to remain modest as continued weakness abroad has limited demand for many U.S. goods. However, the Federal Reserve Board's consistent and, so far, successful efforts to fight inflation seem to be giving consumers and businesses enough longer term confidence to help maintain modest growth in real (adjusted for inflation) gross domestic product into 1996.

Global Outlook

As in the United States, a pattern of slow to moderate growth and low and controlled inflation remains a dominant theme in major industrialized countries. While the recent recovery of the dollar against the yen and the mark has added some strength to the economies of Europe and Japan, the outlook is for sluggish economic growth, in the near term at least. And although central banks in Europe and Japan have lowered interest rates in an attempt to stimulate domestic demand, many industrial companies in these countries are still struggling to compete in a global marketplace in which the prices of their products are less competitively priced. On the positive side, this does mean little to no inflationary pressure in these countries, and we believe that this, combined with further reductions in interest rates, could help provide a foundation for stronger economic growth in the long run.

Stock Markets

During the past year, the performance of the world's stock markets has been mostly positive. The U.S. market continued to lead the way, following up on a strong first half (+10%) with an even stronger last six months (+15%). Up nearly 27% for the year, the U.S. market was clearly the best performing major stock market in the world. According to Datastream, an independent financial database service, the performance of the European markets (in local currencies) varied widely, with Switzerland (+22%), Sweden (+19%) and the United Kingdom (+18%) at the top of the tables and Germany (+2%), France (-2%) and Italy (-7%) lagging. In general, the markets of the Pacific Rim showed improved performance during the second half but not enough to offset weak first-half returns. Japan finished the year down 10%, while Singapore, Malaysia, Thailand and Korea showed losses of 8% to 14%. New Zealand (+6%), Australia (+3%) and Hong Kong (+3%) were the best Pacific Rim performers.

     When measured in U.S. dollars, currency movements had a noticeable impact on international stock market returns during the past 12 months. The U.S. dollar fell 7% versus the mark, 10% against the Swiss franc and 2% against the Australian dollar, thereby aiding U.S. dollar-based returns. Conversely, the U.S. dollar strengthened 5% against the yen, with a 22% gain against the yen in the second half alone.

Portfolio Performance and Strategy

The Fund's overall investment philosophy continues to be that of global, bottom-up stockpicking, as opposed to top-down country allocations. Therefore, the Fund's country weightings are simply the byproducts of where the companies we believe offer the most attractive returns have their headquarters. For example, the Fund's largest holding, Astra, is a multinational pharmaceutical company based in Sweden, a country that represents less than 9% of Astra's sales.

     The Fund remains well-diversified, with investments in 20 countries spread as follows: 38% in Europe, 30% in the Americas and 32% in Asia and the Pacific Rim. Over the past six months we have started to find better investment opportunities in the Asia/Pacific region, as reflected in that region's weighting rising from 26% as of April 28, 1995. The size of our Japanese holdings has remained fairly constant, but we have started or added to positions in Singapore, Malaysia, South Korea, Australia and New Zealand. In contrast, our weighting in Europe has been reduced from 43%. Positions there have been eliminated due in equal measure to stock prices reaching target levels and to the anticipation of deteriorating fundamentals in several companies (particularly economically sensitive ones).

     Globally, we continue to shift away from cyclical stocks where we see commodity prices peaking (such as in chemicals and papers) and weakening economic growth for 1996. The best opportunities continue to be found in companies that can generate sustainable earnings growth regardless of the state of the global economy. Examples of additions to the Fund over the past six months that we believe fit this steady earner description are Lockheed-Martin, a U.S. defense contractor; Sky City Casino, a New Zealand gaming company; Office Depot, a U.S. retailer; and New Straits Times, a Malaysian media company. We have also added to existing positions in DDI, a Japanese telecommunications company; Korea Electric Power, a South Korean utility; PowerGen, an electric utility in the United Kingdom; and, in the United States, the Federal Home Loan Mortgage Corp.

     Despite the positive performance of most of the world's equity markets over the past year, we believe that valuation levels remain attractive. The primary support for this view is a favorable inflation outlook and an anticipated slowing in economic growth which we believe is likely to lead to flat or lower interest rates over the next six to 12 months. However, with slowing economic and corporate earnings growth, we feel that stock selection will become increasingly important. We believe that our bottom-up style of investing is well-suited for that environment, and that the Fund is favorably positioned in companies that are likely to show superior earnings growth regardless of the state of the global economy.

     We appreciate your support and welcome any questions or comments you may have.

Respectfully,

[A Photo of A. Keith Brodkin,                    [A Photo of David Mannheim,
 Chairman and President.]                         Portfolio Manager.]


/s/ A. Keith Brodkin                             /s/ David Mannheim]

A. Keith Brodkin                                 David Mannheim
Chairman and President                           Portfolio Manager

November 10, 1995

PORTFOLIO MANAGER PROFILE

David Mannheim began his career at MFS in 1988 as a research specialist and was promoted to Assistant Vice President - Investments in 1991. In 1992, he was named Vice President - Investments and Portfolio Manager of MFS World Equity Fund. Mr. Mannheim is a graduate of Amherst College and of Massachusetts Institute of Technology's Sloan School of Management.

OBJECTIVE AND POLICIES

The Fund's investment objective is to provide capital appreciation, primarily through investment in stocks of U.S. and non-U.S. issuers.

The Fund may invest in all types of common stocks and equivalents (such as convertible debt securities and warrants) and preferred stocks. While the Fund intends to maintain a portfolio consisting largely of equity securities of non-U.S. issuers, the Fund may, under normal circumstances, invest up to 50% of its assets in securities of U.S. and/or Canadian issuers. In addition, for defensive purposes, the Fund may invest up to 20% of its assets in fixed-income obligations issued by national governments, their agencies, authorities and instrumentalities.

TAX FORM SUMMARY

The Fund is estimated to have derived approximately 11% of its ordinary income from dividends paid by foreign companies, and to have paid foreign taxes equivalent to approximately 1.5% of its ordinary income.

In January 1996, shareholders will be mailed a Tax Form Summary reporting the federal tax status of all distributions paid during the calendar year 1995.

For the year ended October 31, 1995, the amount of distributions from income eligible for the 70% dividends-received deduction for corporations came to 18%.

FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS

For the year ended October 31, 1995, distributions from long-term capital gains are $9,768,970.

PERFORMANCE

The information on the following page illustrates the historical performance of MFS World Equity Fund Class B shares in comparison to various market indicators. Fund results in the graph do not reflect the deduction of any contingent deferred sales charge (CDSC) since the CDSC is not applicable after a six-year period. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. You cannot invest in an index. All results reflect the reinvestment of all dividends and capital gains.

Class A shares were offered effective September 7, 1993. Information on Class A share performance appears on the next page.

Please note that effective January 3, 1994, Class C shares were offered. Information on Class C share performance appears on the next page.

In the table on the next page, we have included the average annual total returns of all global portfolio funds (including the Fund) tracked by Lipper Analytical Services, Inc. (an independent firm which rates mutual fund performance) for the applicable time periods. Because these returns do not reflect any applicable sales charges, we have also included the Fund's results at net asset value (no sales charge) for comparison.

All results are historical and, therefore, are not an indication of future results. The investment return and principal value of an investment in a mutual fund will vary with changes in market conditions, and shares, when redeemed, may be worth more or less than their original cost. All Class A share results reflect the applicable expense subsidy which is explained in the Notes to Financial Statements. Had the subsidy not been in effect, the results would have been less favorable.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the Period from January 1, 1987 to October 31, 1995)

[Line graph representing the growth of a $10,000 investment for the nine-year period ended October 31, 1995. The graph is scaled from $0 to $50,000 in $10,000 segments. The years are marked in 12-month segments from 1990 to 1995. There are four lines drawn to scale. One is a solid line representing MFS World Equity Fund (Class B), a second line of short dashes represents the S&P 500, a third line of very short dashes represents the MSCI World Index, and a fourth line of medium-short dashes represents the Consumer Price Index.]

     MFS World Equity Fund (Class B)                            $25,005
     S&P 500                                                    $31,646
     MSCI World Index                                           $23,775
     Consumer Price Index                                       $13,906

AVERAGE ANNUAL TOTAL RETURNS

                                                                                                                   Life Of Class
                                                                                                                         Through
                                                                                 1 Year      3 Years       5 Years      10/31/95
====================================================================================================================================
MFS World Equity Fund (Class A)
    including 5.75% sales charge                                                 +3.85%        --              --        +7.64% *
------------------------------------------------------------------------------------------------------------------------------------
MFS World Equity Fund (Class A)
    at net asset value                                                          +10.16%        --              --       +10.65% *
------------------------------------------------------------------------------------------------------------------------------------
MFS World Equity Fund (Class B) With CDSC +                                      +5.13%       +13.23%        +8.74%     +10.82% ++
------------------------------------------------------------------------------------------------------------------------------------
MFS World Equity Fund (Class B) Without CDSC                                     +9.07%       +14.00%        +9.03%     +10.82% ++
------------------------------------------------------------------------------------------------------------------------------------
MFS World Equity Fund (Class C)                                                  +9.20%          --            --        +5.11% #
------------------------------------------------------------------------------------------------------------------------------------
Average global fund                                                              +5.25%       +13.69%        +11.28%    +10.47%
------------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital International
    (MSCI) World Index                                                          +10.03%       +14.97%        +11.02%    +10.30%
------------------------------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index [ss]                                      +26.41%       +14.69%        +17.22%    +13.93%
------------------------------------------------------------------------------------------------------------------------------------
Consumer Price Index [ss] [ss]                                                   +2.81%        +2.72%         +2.86%     +3.80%
------------------------------------------------------------------------------------------------------------------------------------

       * For the period from the commencement of offering of Class A shares, September 7, 1993 to October 31, 1995.

       + These returns reflect the applicable Class B CDSC of 4%, 3% and 2% for the 1-, 3- and 5-year periods, respectively, and 0%
         for the period commencing December 29, 1986.

      ++ For the period from the commencement of offering of Class B shares, December 29, 1986 to October 31, 1995. Benchmark comparisons begin on January 1, 1987.

       # For the period from the commencement of offering of Class C shares, January 3, 1994 to October 31, 1995. Class C shares have no initial sales charge or CDSC but, along with Class B shares, have higher annual fees and expenses than Class A shares.

    [ss] The Standard & Poor's 500 Composite Index is a popular, unmanaged index of common stock performance.

[ss][ss] The Consumer Price Index is a popular measure of change in prices.


PORTFOLIO OF INVESTMENTS - October 31, 1995

Common Stocks - 97.2%
================================================================================
Issuer                                                     Shares         Value
--------------------------------------------------------------------------------
U.S. Common Stocks - 27.4%
    Aerospace - 2.5%
        Allied Signal, Inc.                                44,000  $  1,870,000
        Lockheed-Martin Corp.                              49,000     3,338,125
                                                                   ------------
                                                                   $  5,208,125
--------------------------------------------------------------------------------
    Building Materials - 1.1%
        Owens Corning Fiberglass Corp.*                    55,000  $  2,330,625
--------------------------------------------------------------------------------
    Business Services - 1.8%
        Ceridian Corp.*                                    86,000  $  3,741,000
--------------------------------------------------------------------------------
    Cellular Telephones - 1.1%
        AirTouch Communications, Inc.*                     85,000  $  2,422,500
--------------------------------------------------------------------------------
    Computer Hardware - Systems - 1.7%
        Compaq Computer Corp.*                             65,000  $  3,623,750
--------------------------------------------------------------------------------
    Computer Software - Systems - 3.4%
        Adobe Systems, Inc.                                44,300  $  2,525,100
        BMC Software, Inc.*                                73,700     2,625,563
        Compuware Corp.*                                   90,900     2,067,975
                                                                   ------------
                                                                   $  7,218,638
--------------------------------------------------------------------------------
    Consumer Goods and Services - 2.0%
        American Greetings Corp., "A"                      69,000  $  2,173,500
        Philip Morris Cos., Inc.                           25,000     2,112,500
                                                                   ------------
                                                                   $  4,286,000
--------------------------------------------------------------------------------
    Defense Electronics - 1.5%
        Loral Corp.                                       107,000  $  3,169,875
--------------------------------------------------------------------------------
    Entertainment - 0.8%
        Viacom, Inc., "B"*                                 34,251  $  1,712,550
--------------------------------------------------------------------------------
    Financial Institutions - 1.3%
        Federal Home Loan Mortgage Corp.                   38,500  $  2,666,125
--------------------------------------------------------------------------------
    Food and Beverage Products - 1.2%
        Ralston-Ralston Purina Group                       42,000  $  2,493,750
--------------------------------------------------------------------------------
    Insurance - 1.9%
        CIGNA Corp.                                        31,000  $  3,072,875
        Equitable of Iowa Cos                              25,700       899,500
                                                                   ------------
                                                                   $  3,972,375
--------------------------------------------------------------------------------
    Machinery - 1.1%
        Ingersoll Rand Co.                                 67,000  $  2,370,125
--------------------------------------------------------------------------------
    Medical and Health Technology and Services - 1.6%
        United Healthcare Corp.                            65,000  $  3,453,125
--------------------------------------------------------------------------------
    Oil - 1.1%
        Amoco Corp.                                        37,000  $  2,363,375
--------------------------------------------------------------------------------
    Retail - 3.3%
        Federated Department Store, Inc.*                 170,000  $  4,313,750
        Office Depot, Inc.*                                90,800     2,599,150
                                                                   ------------
                                                                   $  6,912,900
--------------------------------------------------------------------------------
Total U.S. Common Stocks (Identified Cost, $48,242,757)            $ 57,944,838
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS - CONTINUED

Common Stocks - continued
================================================================================
Issuer                                                     Shares         Value
--------------------------------------------------------------------------------
Foreign Common Stocks - 69.8%
    Argentina - 0.1%
        Mirgor Sacifia, ADR (Auto Parts)*                  97,600  $    195,200
--------------------------------------------------------------------------------
    Australia - 6.9%
        Australia & New Zealand Bank Group Ltd.
          (Banks and Credit Cos.)                       1,115,014  $  4,666,893
        QBE Insurance Group Ltd. (Insurance)              571,400     2,522,046
        Seven Network Ltd. (Broadcasting)               1,064,000     2,761,092
        Sydney Harbour Casino Ltd. (Entertainment)*     1,733,100     2,136,601
        Woolworths Ltd. (Retail)                        1,070,736     2,550,419
                                                                   ------------
                                                                   $ 14,637,051
--------------------------------------------------------------------------------
    Canada - 0.9%
        Rogers Communications, Inc., "B"
           (Telecommunications)*                          191,900  $  1,874,023
--------------------------------------------------------------------------------
    Chile - 0.5%
        Administradora de Fondos de Pensiones
           Provida S.A., ADR (Finance)                     47,200  $  1,156,400
--------------------------------------------------------------------------------
    Finland - 0.7%
        Aamulehti Yhtymae Oy II (Publishing)               59,900  $  1,411,804
--------------------------------------------------------------------------------
    France - 4.4%
        Essilor International
           (Medical and Health Products)                   17,800  $  3,299,334
        Essilor International, Preferred
           (Medical and Health Products)                   15,400     1,983,943
        Michelin, "B" (Tire and Rubber)*                   45,000     1,820,277
        Pinault-Printemps, S.A., (Retail)                  10,000     2,171,019
                                                                   ------------
                                                                   $  9,274,573
--------------------------------------------------------------------------------
    Germany - 3.4%
        BASF AG (Chemicals)                                 9,700  $  2,128,915
        Hornbach Baumarkt AG (Retail)                      43,680     2,202,770
        Tarkett AG (Building Materials)*                   31,600       754,144
        Volkswagen AG (Automotive)                          6,500     2,047,553
                                                                   ------------
                                                                   $  7,133,382
--------------------------------------------------------------------------------
    Hong Kong - 2.6%
        Consol Electric Power Asia Ltd., ADR
            (Utilities - Electric)                         57,000  $  1,154,250
        Giordano Holdings Ltd. (Retail)                 2,049,000     1,696,280
        Peregrine Investment Holdings (Finance)           769,000       979,802
        Varitronix International Ltd. (Manufacturing)     923,000     1,761,040
                                                                   ------------
                                                                   $  5,591,372
--------------------------------------------------------------------------------
    Italy - 1.8%
        Telecom Italia Mobile (Telecommunications)      1,276,500  $  2,147,571
        Telecom Italia Mobile, Saving Shares
            (Telecommunications)                        1,421,000     1,581,868
                                                                   ------------
                                                                   $  3,729,439
--------------------------------------------------------------------------------
     Japan - 11.2%
        Bridgestone Corp. (Tire and Rubber)               137,000  $  1,903,709
        Canon, Inc. (Office Equipment)                     44,000       753,498
        DDI Corp. (Telecommunications)                        649     5,264,909
        Daiwa House Industrial Co. (Housing)               72,000     1,077,992
        East Japan Railway Co. (Railroads)                    347     1,640,092
        Kinki Coca-Cola (Beverages)                        80,000       962,912
        Kirin Beverage Corp. (Beverages)                   96,000     1,456,111
        MOS Food Services (Restaurants)                    49,000     1,227,517
        Matsushita Electric Industrial Co.
            (Electrical Equipment)                        128,000     1,816,225
        Murata Manufacturing (Electronics)                 59,000     2,072,708

PORTFOLIO OF INVESTMENTS - continued

Common Stocks - continued
================================================================================
Issuer                                                     Shares         Value
--------------------------------------------------------------------------------
Foreign Common Stocks - Continued
    Japan - Continued
        Nissen Corp. (Retail)                              54,600  $  1,576,182
        Omron Tateisi Electronic (Electronics)            113,000     2,642,822
        Osaka Sanso Kogyo (Chemicals)                     392,000     1,246,697
                                                                   ------------
                                                                   $ 23,641,374
--------------------------------------------------------------------------------
    Korea - 3.2%
        Hanil Cement Manufacturing Co.
            (Building Materials)                           21,100  $  1,227,225
        Korea Electric Power (Utilities - Electric)        61,000     2,762,580
        Korea Mobile Telecom, GDR (Telecommunications)*    49,500     1,819,125
        Shin Won Corp. (Textiles)*                         21,670       945,708
                                                                   ------------
                                                                   $  6,754,638
--------------------------------------------------------------------------------
    Malaysia - 1.3%
        Maruichi Malaysia Steel Tube BHD
           (Metal Fabricate/Hardware)                     144,000  $    555,591
        New Straits Times Press BHD (Publishing)          585,000     1,842,520
        Petronas Gas Berhad (Gas/Oils)*                   100,200       339,260
                                                                   ------------
                                                                   $  2,737,371
--------------------------------------------------------------------------------
    Netherlands - 3.8%
        Getronics NV (Computer Software - Services)        65,004  $  3,102,295
        IHC Caland NV (Machinery)*                         62,000     1,764,355
        Koninklijke Nedlloyd NV (Transportation)           15,475       393,300
        Royal Dutch Petroleum Co. (Oils)                   23,000     2,855,685
                                                                   ------------
                                                                   $  8,115,635
--------------------------------------------------------------------------------
    New Zealand - 3.4%
        Lion Nathan Ltd. (Food and Beverage)            1,882,000  $  4,277,558
        Sky City Ltd. (Entertainment)*                    140,000     2,911,481
                                                                   ------------
                                                                   $  7,189,039
--------------------------------------------------------------------------------
    Norway - 0.7%
        Tomra Systems A/S (Machinery)                     241,500  $  1,524,528
--------------------------------------------------------------------------------
    Singapore - 1.6%
        Hong Leong Finance Ltd. (Finance)                 700,000  $  2,121,813
        Singapore Press Holdings (Publishing)              76,000     1,189,518
                                                                   ------------
                                                                   $  3,311,331
--------------------------------------------------------------------------------
    Spain - 4.9%
        Acerinox, S.A. (Iron and Steel)                    29,500  $  3,110,865
        Acerinox, S.A. - New (Iron and Steel)*              2,950       310,845
        Cubiertas Y Mzov S.A.
            (Engineering - Construction)                   39,000     2,280,197
        Fabrica Autom Renault de Esp (Automotive)          36,000       959,410
        Iberdrola (Utilities - Electric)                  216,000     1,629,520
        Repsol S.A. (Oils)                                 71,000     2,122,140
                                                                   ------------
                                                                   $ 10,412,977
--------------------------------------------------------------------------------
    Sweden - 11.3%
        Asea AB, "B" (Electrical Equipment)                48,000  $  4,741,295
        Astra AB, "B" (Pharmaceuticals)                   241,000     8,722,535
        Hennes & Mauritz AB, "B" (Retail)                  17,000     1,112,636
        Marieberg Tidings, "A" (Publishing)                80,000     1,906,169
        Nordbanken AB (Banks and Credit Cos.)*             40,800       609,130
        Sparbanken Svergie AB, "A"
            (Banks and Credit Cos.)                       320,900     3,387,522



PORTFOLIO OF INVESTMENTS - continued

Common Stocks - continued
================================================================================
Issuer                                                     Shares         Value
--------------------------------------------------------------------------------
Foreign Common Stocks - Continued
    Sweden - Continued
        TV 4 AB (Broadcasting)                            156,200  $  3,415,572
                                                                   ------------
                                                                   $ 23,894,859
--------------------------------------------------------------------------------
    Thailand - 0.7%
        Total Access Communications
            (Telecommunications)*                         232,200  $  1,404,810
--------------------------------------------------------------------------------
    United Kingdom - 6.4%
        Asda Group PLC (Supermarkets)                   1,750,400  $  2,836,567
        Capital Radio PLC (Broadcasting)                  163,000     1,167,395
        MAI PLC (Broadcasting)                            314,000     1,630,786
        New London Capital PLC (Insurance)                670,000       910,972
        PowerGen PLC (Utilities - Electric)               300,000     2,694,024
        PowerGen PLC, Partly Paid Shares
            (Utilities - Electric)*                       517,100     2,092,890
        Storehouse PLC (Retail)                           451,000     2,139,093
                                                                   ------------
                                                                   $ 13,471,727
--------------------------------------------------------------------------------
Total Foreign Common Stocks
    (Identified Cost, $127,377,914)                                $147,461,533
--------------------------------------------------------------------------------
Total Common Stocks (Identified Cost, $175,620,671)                $205,406,371
--------------------------------------------------------------------------------

Short-Term Obligation - 2.3%
================================================================================
                                                 Principal Amount
                                                    (000 Omitted)
--------------------------------------------------------------------------------
    General Electric Co., due 11/01/95
        at Amortized Cost                               $   4,975  $  4,975,000
--------------------------------------------------------------------------------
Total Investments (Identified Cost, $180,595,671)                  $210,381,371

Other Assets, Less Liabilities - 0.5%                                   976,331
--------------------------------------------------------------------------------
Net Assets - 100.0%                                                $211,357,702
--------------------------------------------------------------------------------

* Non-income producing security.
+ SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
================================================================================
October 31, 1995
--------------------------------------------------------------------------------
Assets:
   Investments, at value (identified cost, $180,595,671)          $210,381,371
   Foreign currency, at value (identified cost, $304,436)              310,452
   Receivable for investments sold                                   8,872,109
   Receivable for Fund shares sold                                     234,867
   Dividends receivable                                                188,295
   Other assets                                                         57,114
                                                                  ------------
       Total assets                                               $220,044,208
                                                                  ============

Liabilities:
   Cash overdraft                                                 $  1,678,213
   Payable for investments purchased                                 2,477,405
   Payable for Fund shares reacquired                                2,387,676
   Net payable for forward foreign currency exchange
     contracts sold                                                  1,735,682
   Net payable for forward foreign currency exchange
     contracts purchased                                                87,147
   Payable to affiliates -
     Management fee                                                     17,236
     Shareholder servicing agent fee                                     3,749
     Distribution fee                                                   57,828
   Accrued expenses and other liabilities                              241,570
                                                                  ------------
       Total liabilities                                          $  8,686,506
                                                                  ------------
Net assets                                                        $211,357,702
                                                                  ============
Net assets consist of:
   Paid-in capital                                                $173,636,411
   Unrealized appreciation on investments and translation of
     assets and liabilities in foreign currencies                   27,965,785
   Accumulated undistributed net realized gain
     on investments and foreign currency transactions                9,826,961
   Accumulated net investment loss                                     (71,455)
                                                                  ------------
       Total                                                      $211,357,702
                                                                  ============
Shares of beneficial interest outstanding                           12,747,887
                                                                  ============

Class A shares:
  Net asset value and redemption price per share
    (net assets of $52,163,775 / 3,127,282 shares of
     beneficial interest outstanding)                                 $16.68
                                                                      ======
  Offering price per share (100/94.25)                                $17.70
                                                                      ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $156,286,219 / 9,444,657 shares of
     beneficial interest outstanding)                                 $16.55
                                                                      ======
Class C shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $2,907,708 / 175,948 shares of
     beneficial interest outstanding)                                 $16.53
                                                                      ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements

Statement of Operations
================================================================================
Year Ended October 31, 1995
--------------------------------------------------------------------------------
Net investment income:
  Income -
     Dividends                                                    $  3,976,263
     Interest                                                          773,851
     Foreign taxes withheld                                           (419,051)
                                                                  ------------
       Total investment income                                    $  4,331,063
                                                                  ------------
  Expenses -
     Management fee                                               $  1,981,096
     Trustees' compensation                                             40,737
     Shareholder servicing agent fee (Class A)                          48,255
     Shareholder servicing agent fee (Class B)                         360,720
     Shareholder servicing agent fee (Class C)                           2,964
     Distribution and service fee (Class A)                             52,913
     Distribution and service fee (Class B)                          1,639,636
     Distribution and service fee (Class C)                             19,762
     Custodian fee                                                     194,666
     Printing                                                           71,850
     Postage                                                            60,712
     Auditing fees                                                      52,394
     Legal fees                                                         10,405
     Miscellaneous                                                     230,781
                                                                  ------------
       Total expenses                                             $  4,766,891
     Fees paid indirectly                                              (29,188)
     Reduction of expenses by distributor                              (14,837)
                                                                  ------------
       Net expenses                                               $  4,722,866
                                                                  ------------
         Net investment loss                                      $   (391,803)
                                                                  ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
     Investment transactions                                      $ 12,603,757
     Foreign currency transactions                                  (2,719,875)
                                                                  ------------
       Net realized gain on investments and
         foreign currency trans                                   $  9,883,882
                                                                  ------------
  Change in unrealized appreciation (depreciation) -
     Investments                                                  $  9,323,449
     Translation of assets and liabilities in foreign currencies      (264,952)
                                                                  ------------
       Net unrealized gain on investments                         $  9,058,497
                                                                  ------------
          Net realized and unrealized gain
            on investments and foreign currency                   $ 18,942,379
                                                                  ------------
            Increase in net assets from operations                $ 18,550,576
                                                                  ============

See notes to financial statements

Statement of Changes in Net Assets
================================================================================
Year Ended October 31,                                     1995           1994
--------------------------------------------------------------------------------
Increase (decrease) in net assets:

From operations -
  Net investment loss                              $   (391,803)  $ (1,663,017)
    Net realized gain on investments and
      foreign currency transactions                   9,883,882     20,711,422
    Net unrealized gain (loss) on investments
      and foreign currency translation                9,058,497    (10,314,501)
                                                   ------------   ------------
        Increase in net assets from operations     $ 18,550,576   $  8,733,904
                                                   ------------   ------------

Distributions declared to shareholders -
  From net realized gain on investments and
    foreign currency transactions (Class A)        $ (2,000,929)  $   (180,562)
  From net realized gain on investments and
    foreign currency transactions (Class B)         (15,860,996)    (6,235,701)
  From net realized gain on investments and
    foreign currency transactions (Class C)            (151,274)          --
  In excess of net investment income (Class A)             --          (16,838)
  In excess of net investment income (Class B)             --         (128,567)
                                                   ------------   ------------
        Total distributions declared
          to shareholders                          $(18,013,199)  $ (6,561,668)
                                                   ------------   ------------
Fund share (principal) transactions -
  Net proceeds from sale of shares                 $150,342,597   $151,326,611
  Net asset value of shares issued to
    shareholders in reinvestment
    of distributions                                 16,618,722      5,986,233
  Cost of shares reacquired                        (149,986,942)  (113,290,222)
                                                   ------------   ------------

    Increase in  net assets from
      Fund share transactions                      $ 16,974,377   $ 44,022,622
                                                   ------------   ------------
      Total increase in net assets                 $ 17,511,754   $ 46,194,858

Net assets:
  At beginning of period                            193,845,948    147,651,090
                                                   ------------   ------------
  At end of period (including net investment
    loss of $71,455 and $28,650, respectively)     $211,357,702   $193,845,948
                                                   ============   ============

See notes to financial statements

Financial Highlights
===================================================================================================================================
                                                                                                              Year Ended
                                                                          Year Ended October 31,              October 31,
                                                                          ---------------------------------   ---------------------
                                                                              1995        1994        1993*       1995        1994
------------------------------------------------------------------------------------------------------------------------------------
                                                                          Class A                             Class B
------------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):

Net asset value - beginning of period                                     $  16.95    $  16.56    $  15.71    $  16.78    $  16.53
                                                                          --------    --------    --------    --------    --------
Income from investment operations#-
  Net investment income (loss)                                            $   0.09    $   0.03    $   0.01    $  (0.05)   $  (0.17)
  Net realized and unrealized gain (loss)
    on investments                                                            1.37        1.13        0.84        1.37        1.13
                                                                          --------    --------    --------    --------    --------
    Total from investment operations                                      $   1.46    $   1.16    $   0.85    $   1.32    $   0.96

Less distributions declared to shareholders -

  In excess of net investment income                                      $   --      $  (0.07)   $   --      $   --      $  (0.01)
  From net realized gain on investments                                      (1.73)      (0.70)       --         (1.55)      (0.70)
                                                                          --------    --------    --------    --------    --------
    Total distributions declared
      to shareholders                                                     $  (1.73)   $  (0.77)   $   --      $  (1.55)   $  (0.71)
                                                                          --------    --------    --------    --------    --------
Net asset value - end of period                                           $  16.68    $  16.95    $  16.56    $  16.55    $  16.78
                                                                          ========    ========    ========    ========    ========
Total return+++                                                             10.16%       7.03%       5.41%++     9.07%       5.91%

Ratios (to average net assets)/Supplemental data:
  Expenses##=                                                                1.61%       1.54%       1.68%+      2.55%       2.58%
  Net investment income (loss) [ss]                                          0.58%       0.15%       0.94%+     (0.35)%     (1.01)%
Portfolio turnover                                                             73%         99%         70%         73%         99%
Net assets at end of period (000 omitted)                                 $ 52,164    $ 16,968    $  2,076    $156,286    $175,438


   * For the period from the commencement of offering of Class A shares, September 7, 1993 to October 31, 1993.
   + Annualized.
  ++ Not annualized.
 +++ Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
   # Per share data for the periods subsequent to October 31, 1993 is based on average shares outstanding.
  ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
[ss] The distributor did not impose a portion of its fee for Class A shares amounting to $0.0072 per share for the year ended
     October 31, 1995. If this fee had been incurred by the Fund, the ratio of expenses and net investment income to average net assets would have been 1.66% and 0.53%, respectively.

See notes to financial statements

Financial Highlights - continued
====================================================================================================================================
                                                                       Period Ended   Year Ended November 30,
                                                                        October 31,   ----------------------------------------------
                                                                              1993*       1992        1991        1990        1989
------------------------------------------------------------------------------------------------------------------------------------
                                                                            Class B
------------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):

Net asset value - beginning of period                                     $  13.50    $  12.40    $  12.94    $  12.96    $  11.21
                                                                          --------    --------    --------    --------    --------
Income from investment operations#-
  Net investment income (loss)                                            $  (0.10)   $  (0.04)   $   0.17    $   0.13    $   0.09
  Net realized and unrealized gain (loss)
    on investments                                                            3.28        1.17       (0.37)       0.14        2.03
                                                                          --------    --------    --------    --------    --------
Total from investment operations                                          $   3.18    $   1.13    $  (0.20)   $   0.27    $   2.12
                                                                          --------    --------    --------    --------    --------
Less distributions declared to shareholders -
  From net investment income                                              $   --      $   --      $   --      $   --      $  (0.21)
  From net realized gain on investments                                      (0.15)      (0.03)      (0.15)      (0.29)      (0.12)
  From paid-in capital                                                        --          --         (0.19)       --         (0.04)
                                                                          --------    --------    --------    --------    --------
    Total distributions declared
      to shareholders                                                     $  (0.15)   $  (0.03)   $  (0.34)   $  (0.29)   $  (0.37)
                                                                          --------    --------    --------    --------    --------
Net asset value - end of period                                           $  16.53    $  13.50    $  12.40    $  12.94    $  12.96
                                                                          ========    ========    ========    ========    ========
Total return                                                                23.80%++     9.13%      (1.57)%      2.02%      19.58%

Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                 2.66+      2.91%       2.88%       2.93%       3.05%
  Net investment income (loss)                                              (0.71)%+    (0.31)%      1.35%       1.07%       0.77%

Portfolio turnover                                                             70%        110%        160%        173%        190%

Net assets at end of period (000 omitted)                                 $145,575    $101,550    $ 82,980    $ 81,505    $ 50,827

  * For the eleven months ended October 31, 1993.
  + Annualized.
 ++ Not annualized.
  # Per share data for the period subsequent to October 31, 1993 is based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

Financial Highlights - continued
===================================================================================================================================
                                                                                                                  Year       Period
                                                                                        Year Ended               Ended        Ended
                                                                                        November 30,           October      October
                                                                                        --------------------       31,          31,
                                                                                             1988     1987**       1995     1994***
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         Class B               Class C
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):

Net asset value - beginning of period                                                    $  10.12   $   8.47   $  16.80   $  16.75
                                                                                         --------   --------   --------   --------
Income from investment operations#-
  Net investment income (loss)                                                           $   0.14   $  (0.02)  $  (0.05)  $  (0.09)
  Net realized and unrealized gain (loss)
    on investments                                                                           0.95       1.67       1.37       0.14
                                                                                         --------   --------   --------   --------
    Total from investment operations                                                     $   1.09   $   1.65   $   1.32   $   0.05
                                                                                         --------   --------   --------   --------
Less distributions declared to shareholders
from net realized gain on investments                                                    $   --     $   --     $  (1.59)  $   --
                                                                                         --------   --------   --------   --------
    Total distributions declared
      to shareholders                                                                    $   --     $   --     $  (1.59)  $   --
                                                                                         --------   --------   --------   --------
Net asset value - end of period                                                          $  11.21   $  10.12   $  16.53   $  16.80
                                                                                         ========   ========   ========   ========
Total return                                                                               10.77%     19.48%++    9.20%      0.30%++

Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                                2.48%      2.50%      2.49%      2.55%
  Net investment income (loss)                                                              1.29%     (0.29)%    (0.31)%    (0.72)%
Portfolio turnover                                                                           276%       272%        73%        99%
Net assets at end of period (000 omitted)                                                $ 42,806   $ 37,248   $  2,908   $  1,440

 ** For the period from the commencement of investment operations, December 29, 1986 to November 30, 1987.
*** For the period from the commencement of offering of Class C shares, January 3, 1994 to October 31, 1994.
  + Annualized.
 ++ Not annualized.
  # Per share data for the period subsequent to October 31, 1993 is based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS World Equity Fund (the Fund) is a diversified series of MFS Series Trust VI (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated into U.S. dollars at the closing daily exchange rate. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Fund under each such repurchase agreement.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country 's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. The Fund has elected to pass through to shareholders foreign income taxes paid. This election increases the taxable distributions of the Fund by the amount of the foreign taxes paid. An individual shareholder who itemizes deductions, or a corporate shareholder, will be able to claim an offsetting deduction or a tax credit (but not both) on their federal income tax returns. Individuals who do not itemize deductions may claim a foreign tax credit but not a deduction. The foreign source income is considered passive income for the purpose of computing foreign tax credit limitations. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended October 31, 1995, $348,998 was reclassified from accumulated net realized gain on investments to accumulated net investment loss due to differences between book and tax accounting for investment losses and currency transactions. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The Fund offers Class A, Class B and Class C shares. The three classes of shares differ in their respective shareholder servicing agent, distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates

Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 1.00% of average daily net assets.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $9,333 for the year ended October 31, 1995.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $17,893 as its portion of the sales charge on sales of Class A shares of the Fund. The Trustees have adopted separate distribution plans for Class A, Class B and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Class A distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $1,447 for the year ended October 31, 1995. MFD is not imposing the 0.10% distribution fee for an indefinite period. Payments commenced under the Distribution Plan on July 12, 1995, the date that the net assets of the Fund attributable to Class A shares first exceeded $40 million.

The Class B and Class C distribution plans provide that the Fund will pay MFD a distribution fee of 0.75% per annum and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $45,840 and $391 for Class B and C shares, respectively, for the year ended October 31, 1995. Fees incurred under the distribution plans during the year ended October 31, 1995 were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

A contingent deferred sales charge is imposed on shareholder redemptions of Class A shares, on purchases of $1 million or more, in the event of a shareholder redemption within twelve months following the share purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended October 31, 1995, were $198 and $235,884 for Class A shares and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of each class of share at an effective annual rate of up to 0.15%, up to 0.22% and up to 0.15% attributable to Class A, Class B and Class C shares, respectively.

(4) Portfolio Securities

Purchases and sales of investments, other than U.S. government securities, purchased option transactions and short-term obligations, aggregated $137,498,879 and $139,413,194, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $180,651,795
                                                                   ============
Gross unrealized appreciation                                      $ 37,336,595
Gross unrealized depreciation                                        (7,550,895)
                                                                   ------------
    Net unrealized appreciation                                    $ 29,785,700
                                                                   ============

(5) Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares                           Year Ended October 31, 1995    Year Ended October 31, 1994
                                         ---------------------------    ---------------------------
                                             Shares           Amount         Shares          Amount
===================================================================================================
Shares sold                               4,007,859    $  63,217,135      1,978,367    $ 33,143,923
Shares issued to shareholders
    in reinvestment of distributions        129,779        1,883,186          9,733         162,345
Shares reacquired                        (2,011,280)     (32,143,857)    (1,112,569)    (18,679,384)
                                         ----------    -------------     ----------    ------------
     Net increase                         2,126,358    $  32,956,464        875,531    $ 14,626,884
                                         ==========    =============     ==========    ============

Class B Shares                           Year Ended October 31, 1995    Year Ended October 31, 1994
                                         ---------------------------    ---------------------------
                                             Shares          Amount          Shares          Amount
===================================================================================================
Shares sold                               5,493,342    $ 85,113,083       6,764,741    $112,853,245
Shares issued to shareholders
    in reinvestment of distributions      1,006,721      14,610,342         349,342       5,823,888
Shares reacquired                        (7,507,506)   (117,113,709)     (5,466,499)    (90,745,071)
                                         ----------    -------------     ----------    ------------
    Net increase (decrease)              (1,007,443)   $(17,390,284)      1,647,584    $ 27,932,062
                                         ==========    =============     ==========    ============

Class C Shares                           Year Ended October 31, 1995    Year Ended October 31, 1994*
                                         ---------------------------    ---------------------------
                                             Shares          Amount          Shares          Amount
===================================================================================================
Shares sold                                 128,767    $  2,012,379        319,076     $  5,329,443
Shares issued to shareholders
    in reinvestment of distributions          8,646         125,194           --              --
Shares reacquired                           (47,177)       (729,376)      (233,364)      (3,865,767)
                                         ----------    -------------     ----------    ------------
    Net increase                             90,236    $  1,408,197         85,712     $  1,463,676
                                         ==========    =============     ==========    ============

*For the period from the commencement of offering of Class C shares, January 3, 1994 to October 31, 1994.

(6) Line of Credit

The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended October 31, 1995 was $2,759.

(7) Financial Instruments

The Fund trades financial instruments with off-balance sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options and forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 1995, is as follows:

Forward Foreign Currency Exchange Contracts

                                             Contracts to                         Contracts     Net Unrealized
               Settlement Date            Deliver/Receive   In Exchange for        at Value       Depreciation
----------------------------------------------------------------------------------------------------------------
Sales                 11/09/95    CAD           5,764,061      $  4,282,681     $  4,288,565      $      (5,884)
                      12/07/95    ESP       1,441,266,599        11,316,123       11,778,031           (461,908)
            11/02/95 - 2/02/96    SEK         216,331,210        31,246,604       32,514,494         (1,267,890)
                                                               ------------     ------------      -------------
                                                               $ 46,845,408     $ 48,581,090      $  (1,735,682)
                                                               ============     ============      =============

Purchases            11/09/95     CAD           3,370,058      $  2,465,980     $  2,507,384      $      41,404
                     12/07/95     ESP         193,615,450         1,600,723        1,582,225            (18,498)
                     11/02/95     SEK          85,561,140        13,013,101       12,903,048           (110,053)
                                                               ------------     ------------      -------------
                                                               $ 17,079,804     $ 16,992,657      $     (87,147)
                                                               ============     ============      =============

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. Dollar. A list of abbreviations is shown below.

     CAD = Canadian Dollars
     ESP = Spanish Pesetas
     SEK = Swedish Kronor

At October 31, 1995, the Fund had sufficient securities and/or cash to cover any commitments under these contracts.

(8) Restricted Securities

The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At October 31, 1995, the Fund owned the following restricted securities (constituting 2.4% of net assets) which may not be publicly sold without registration under the Securities Act of 1933 (the 1933 Act). The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees. Certain of these securities may be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act.

                                    Date of
Description                     Acquisition        Shares            Cost          Value
----------------------------------------------------------------------------------------
Consol Electric Power
    Asia Ltd., ADR                 11/29/93        57,000      $  923,584      $1,154,250
Korea Mobile Telecom, GDR   3/24/95-3/31/95        49,500       1,291,319       1,819,125
Mirgor Sacifia, ADR                10/20/94        97,600         878,400         195,200
New London Capital PLC             11/12/93       670,000         993,945         910,972
Petronas Gas Berhad                 7/31/95       100,200         326,251         339,260
Tarkett AG                          6/27/95        31,600         759,383         754,144
                                                                               ==========
                                                                               $5,172,951
                                                                               ==========

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust VI and Shareholders of MFS World Equity
Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS World Equity Fund (one of the series constituting MFS Series Trust VI) as of October 31, 1995, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended October 31, 1995 and 1994 and the financial highlights for each of the years in the nine-year period ended October 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at October 31, 1995, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS World Equity Fund at October 31, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 4, 1995












     ---------------------------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

IT'S EASY TO CONTACT US

[GRAPHIC OMITTED]
     MFS AUTOMATED INFORMATION

     ACCOUNT INFORMATION:
     Call 1-800-MFS-TALK (1-800-637-8255)
     anytime.

     MARKET OUTLOOK:
     Call 1-800-637-4458 anytime for the MFS outlook on the bond and stock markets.

[GRAPHIC OMITTED]
     MFS PERSONAL SERVICE

     ACCOUNT SERVICE:
     Call 1-800-225-2606 any business day
     from 8 a.m. to 8 p.m. Eastern time.

     PRODUCT INFORMATION:
     Call 1-800-637-2929 any business day
     from 9 a.m. to 5 p.m. Eastern time.

     SERVICE FOR THE HEARING-IMPAIRED:
     Call 1-800-637-6576 any business day
     from 9 a.m. to 5 p.m. Eastern time (TDD required).

[GRAPHIC OMITTED]
     MFS MAILING ADDRESSES

     FOR PERSONAL ACCOUNTS:
     MFS Service Center, Inc.
     P.O. Box 2281
     Boston, MA 02107-9906

     FOR IRA ACCOUNTS:
     MFS Service Center, Inc.
     J.W. McCormack Station
     P.O. Box 4501
     Boston, MA 02101-9817

A WORD ABOUT MFS PRODUCTS AND SERVICES

MAKING ADDITIONAL INVESTMENTS AT YOUR CONVENIENCE

There are several easy ways to make additional single investments of at least $50:

    o   send a check with the lower portion of your account statement

    o   contact your financial adviser to purchase shares on your behalf

    o wire additional investments through your bank; call us first for instructions.


MAKING ADDITIONAL INVESTMENTS AUTOMATICALLY

By investing a set amount at regular intervals, over time you will buy more shares when prices are low, and fewer shares when prices are high. Because dollar cost averaging involves periodic purchases regardless of fluctuating share prices, you should consider your financial ability to continue investing in periods of low prices. MFS offers two dollar-cost-averaging programs. See the prospectus for further details. Dollar cost averaging does not assure a profit or avoid a loss.

THE AUTOMATIC INVESTMENT PLAN offers a simple way to make regular investments of at least $50 through automatic withdrawals from your checking account.

THE AUTOMATIC EXCHANGE PLAN automatically exchanges shares from any MFS fund with $5,000 or more into the same class of shares in up to four other MFS funds. You choose the amounts of the exchanges (as little as $50) and their frequency.


             A HYPOTHETICAL EXAMPLE OF AUTOMATIC MONTHLY INVESTING
                             COMPOUNDING AT 8% YEAR


       Amount         5 Years        10        15        20        25
       ----------------------------------------------------------------
        $50            3,671        9,064    16,989    28,633    45,742
        $75            5,506       13,596    25,483    42,950    68,613
       $100            7,341       18,128    33,978    57,266    91,484
       $200           14,683       36,257    67,956   114,532   182,968


For illustration only. Not indicative of future performance of any MFS fund.

For applications or further information call 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

If you are a participant in a retirement plan, check with your plan sponsor regarding the availability of these options.

A FINANCIAL ADVISER CAN HELP YOU BE A BETTER INVESTOR

Financial advisers can be valuable resources for their clients, providing ongoing education and guidance about investments, as well as a wide range of services. Here are just some of the ways your financial adviser may be able to help you be a better investor:

#  Day-to-day monitoring of your portfolio

#  Tax recordkeeping

#  In-depth information on fund managers, their track records and their tenure

#  Risk/reward analyses of current or potential holdings

#  Asset allocation advice

#  Construction of a detailed personal financial profile

#  Order and confirmation processing

#  Information on a fund group's range of shareholder services

#  Portfolio adjustments based on lifestyle changes

#  Assistance with business retirement planning

#  Evaluation of lump-sum distribution options

#  Recommendations on a selection of fund groups

# Specialized research and investment information not readily available to individuals

#  In-depth knowledge of markets and products, kept current by ongoing tracking

#  Estate, tax, insurance, and business planning

# Help with possible savings on sales charges through breakpoints, rights of accumulation, and letters of intent

MFS INVESTMENT OPPORTUNITIES

MUTUAL FUNDS

MFS Family of Funds[Registration Mark], shown on the facing page, falls into the eight general categories below, all offer full-time professional management, a diversified portfolio, and a wide array of shareholder services.

STOCK FUNDS seek growth of capital rather than income through investments in stocks.

STOCK AND BOND FUNDS seek current income and growth of capital through investments in both stocks and bonds.

BOND FUNDS seek current income through investments in debt securities.

WORLD FUNDS seek stock, balanced, and bond fund objectives through investments in U.S. and foreign stocks and bonds.

LIMITED-MATURITY FUNDS seek current income and preservation of capital through investments in debt securities with remaining maturities of five years or less.

NATIONAL TAX-FREE BOND FUNDS seek current income exempt from federal income tax through investments in debt securities issued by states and municipalities. [1]

STATE TAX-FREE BOND FUNDS seek current income exempt from federal and state income taxes through investments in debt securities issued by a single state and its municipalities. [1]

MONEY MARKET FUNDS seek preservation of capital and current income through investments in short-term debt securities. [2]


To determine which MFS fund may be appropriate for you, please contact your financial adviser, who can help you relate these investment opportunities to your financial goals. If you prefer, you may call MFS Investor Information for literature [3] on MFS products and services: 1-800-637-2929, from 9 a.m. to 5 p.m. Eastern time any business day (leave a message any time).

[1] A small portion of the income may be subject to federal, state and/or alternative minimum tax.

[2] Investments in money market funds are not issued or guaranteed by the U.S. government and there is no assurance that the fund will be able to maintain a stable net asset value.

[3] Including a prospectus containing more complete information including charges and expenses. Read the prospectus carefully before investing.

THE MFS FAMILY OF FUNDS [Registration Mark]

America's Oldest Mutual Fund Group

The members of the MFS Family of Funds are grouped below according to the types of securities in their portfolios. For free prospectuses containing more complete information, including the exchange privilege and all charges and expenses, please contact your financial adviser or call MFS at 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or, leave a message any time). This material should be read carefully before investing or sending money.

STOCK
================================================================================
Massachusetts Investors Trust
--------------------------------------------------------------------------------
Massachusetts Investors Growth Stock Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Capital Growth Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Emerging Growth Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Gold & Natural Resources Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Growth Opportunities Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Managed Sectors Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] OTC Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Research Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Value Fund
--------------------------------------------------------------------------------

STOCK AND BOND
================================================================================
MFS [Registration Mark] Total Return Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Utilities Fund
--------------------------------------------------------------------------------

BOND
================================================================================
MFS [Registration Mark] Bond Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Government Mortgage Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Government Securities Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] High Income Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Intermediate Income Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Strategic Income Fund
(formerly MFS [Registration Mark] Income & Opportunity Fund)
--------------------------------------------------------------------------------

LIMITED MATURITY BOND
================================================================================
MFS [Registration Mark] Government Limited Maturity Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Limited Maturity Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Municipal Limited Maturity Fund
--------------------------------------------------------------------------------

WORLD
================================================================================
MFS [Registration Mark] World Asset Allocation Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] World Equity Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] World Governments Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] World Growth Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] World Total Return Fund
--------------------------------------------------------------------------------

NATIONAL TAX-FREE BOND
================================================================================
MFS [Registration Mark] Municipal Bond Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Municipal High Income Fund
(closed to new investors)
--------------------------------------------------------------------------------
MFS [Registration Mark] Municipal Income Fund
--------------------------------------------------------------------------------

STATE TAX-FREE BOND
================================================================================
Alabama, Arkansas, California, Florida, Georgia, Louisiana, Maryland, Massachusetts, Mississippi, New York, North Carolina, Pennsylvania, South Carolina, Tennessee, Texas, Virginia, Washington, West Virginia
--------------------------------------------------------------------------------

MONEY MARKET
================================================================================
MFS [Registration Mark] Cash Reserve Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Government Money Market Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Money Market Fund
--------------------------------------------------------------------------------

MFS [Registration Mark] WORLD     [Dalbar Logo]                 Bulk Rate
EQUITY FUND                       TOP RATED SERVICE             U.S. Postage
                                                                P A I D
500 Boylston Street                                             Permit #55638
Boston, MA 02116                                                Boston, MA


[MFS Logo]
THE FIRST NAME IN MUTUAL FUNDS




                                                   MWE-2  12/95/37M  04/204/304

                                     PART C

ITEM 24.    FINANCIAL STATEMENTS AND EXHIBITS

            MFS WORLDWIDE TOTAL RETURN FUND

            (A) FINANCIAL STATEMENTS INCLUDED IN PART A:
                  For the six years ended October 31, 1995:
                  Financial Highlights*
                FINANCIAL STATEMENTS INCLUDED IN PART B:
                  At October 31, 1995:
                    Portfolio of Investments*
                    Statement of Assets and Liabilities*

                  For the two years ended October 31, 1995:
                    Statement of Changes in Net Assets*

                  For the year ended October 31, 1995:
                    Statement of Operations*

-------------------------------
* Incorporated herein by reference to the Fund's Annual Report to Shareholders dated October 31, 1995, filed with the Securities and Exchange Commission ("SEC") on January 10, 1996.


            MFS UTILITIES FUND

            (A)   FINANCIAL STATEMENTS INCLUDED IN PART A:

                    For the period from the commencement of operations on January 22, 1992 to October 31, 1992 and the three years ended October 31, 1995:
                      Financial Highlights*

                  FINANCIAL STATEMENTS INCLUDED IN PART B:
                    At October 31, 1995:
                      Portfolio of Investments*
                      Statement of Assets and Liabilities*

                    For the two years ended October 31, 1995:
                      Statement of Changes in Net Assets*

                    For the year ended October 31, 1995:
                      Statement of Operations*

--------------------------
* Incorporated herein by reference to the Fund's Annual Report to Shareholders dated October 31, 1995, filed with the SEC on January 4, 1996.


            MFS WORLD EQUITY FUND

            (A)   FINANCIAL STATEMENTS INCLUDED IN PART A:


                    For the period from the commencement of investment operations on December 29, 1986 to November 30, 1987, for the five years ended November 30, 1992, for the period ended October 31, 1993 and the two years ended October 31, 1995:
                      Financial Highlights*

                  FINANCIAL STATEMENTS INCLUDED IN PART B:
                    At October 31, 1995:
                      Portfolio of Investments*
                      Statement of Assets and Liabilities*

                    For the year ended October 31, 1995:
                      Statement of Operations*

                    For the two years ended October 31, 1995:
                      Statement of Changes in Net Assets*

-------------------------------
* Incorporated herein by reference to the Fund's Annual Report to Shareholders dated October 31, 1995, filed with the SEC on January 10, 1996.


                            -------------------------

            (B)   EXHIBITS

                  1 Amended and Restated Declaration of Trust of the Registrant, dated February 2, 1995. (1)

                  2     Amended and Restated By-Laws, dated December 14, 1994.
                        (1)

                  3     Not Applicable.

                  4 Form of Certificate representing ownership of the Registrant's Class A, B and C Shares of Beneficial Interest. (4)

                  5 (a) Investment Advisory Agreement between MFS Worldwide
                        Total Return Trust and Massachusetts Financial Services Company, dated August 10, 1990. (1)

                    (b) Investment Advisory Agreement for MFS Utilities Fund,
                        dated September 1, 1993. (1)

                    (c) Investment Advisory Agreement for MFS World Equity Fund,
                        dated September 1, 1993. (1)

                  6 (a) Dealer Agreement between MFS Fund Distributors, Inc.
                        ("MFD") and a dealer, dated December 28, 1994 and the Mutual Fund Agreement between MFD and a bank or NASD affiliate, dated December 28, 1994. (2)

                    (b) Distribution Agreement between the Trust and MFS Fund
                        Distributors, Inc., dated January 1, 1995. (1)

                  7 Retirement Plan for Non-Interested Person Trustees, dated January 1, 1991. (1)

                  8 (a) Custodian Agreement between Registrant and State
                        Street Bank and Trust Company, dated August 10, 1990.
                        (1)

                    (b) Amendment to Custodian Agreement, dated September 5,
                        1990. (1)

                    (c) Amendment to Custodian Agreement, dated September 11,
                        1991. (1)

                  9 (a) Shareholder Servicing Agreement between the
                        Registrant and MFS Service Center, Inc., dated August 10, 1990. (1)

                    (b) Amendment to Shareholder Servicing Agent Agreement,
                        dated December 28, 1993. (1)

                    (c) Exchange Privilege Agreement, dated September 1, 1995.
                        (6)

                    (d) Dividend Disbursing Agency Agreement, dated August 10,
                        1990. (1)


                    (e) Loan Agreement by and among the Banks named therein, the
                        MFS Funds named therein, and The First National Bank of Boston, dated February 21, 1995. (3)


                 10 Consent and Opinion of Counsel for the fiscal year ended October 31, 1995 filed with the Rule 24f-2 Notice on December 29, 1995.

                 11 (a) Consent of Ernst & Young LLP - MFS World Total
                        Return and MFS Utilities Fund; filed herewith.

                    (b) Consent of Deloitte & Touche LLP - MFS World Equity
                        Fund; filed herewith


                 12     Not Applicable.

                 13     Not Applicable.

                 14 (a) Forms for Individual Retirement Account Disclosure
                        Statement as currently in effect. (5)

                    (b) Forms for MFS 403(b) Custodial Account Agreement as
                        currently in effect. (5)

                    (c) Forms for MFS Prototype Paired Defined Contribution
                        Plans and Fund Agreement as currently in effect. (5)

                 15 (a) Amended and Restated Distribution Plan for Class A
                        shares of MFS World Total Return Fund, dated December 14, 1994. (1)

                    (b) Distribution Plan for Class A shares of MFS Utilities
                        Fund, dated December 14, 1994. (1)

                    (c) Distribution Plan for Class A shares of MFS World Equity
                        Fund, dated December 14, 1994. (1)

                    (d) Distribution Plan for Class B shares of MFS World Total
                        Return Fund, dated December 14, 1994. (1)

                    (e) Distribution Plan for Class B shares of MFS Utilities
                        Fund, dated December 14, 1994. (1)

                    (f) Distribution Plan for Class B shares of MFS World Equity
                        Fund, dated December 14, 1994. (1)

                    (g) Distribution Plan for Class C shares of MFS World Total
                        Return Fund, dated December 14, 1994. (1)

                    (h) Distribution Plan for Class C shares of MFS Utilities
                        Fund, dated December 14, 1994. (1)

                    (i) Distribution Plan for Class C shares of MFS World Equity
                        Fund, dated December 14, 1994. (1)


                 16     Schedule of Computation of Performance
                        Quotations-Average Annual Total Rate of Return, Aggregate Total Rate of Return and Standardized Yield.
                        (2)

                 17     Not Applicable.

                 18     Not Applicable.

                 Power  of Attorney, dated August 11, 1994. (1)


-----------------------------

(1) Incorporated by reference to Registrant's Post-Effective Amendment No. 8 filed with the SEC via EDGAR on October 23, 1995.


(2) Incorporated by reference to MFS Municipal Series Trust (File Nos. 2-92915 and 811-4096) Post-Effective Amendment No. 26 filed with the SEC via EDGAR on February 22, 1995.

(3) Incorporated by reference to Amendment No. 8 on Form N-2 for MFS Municipal Income Trust (File No. 811-4841) filed with the SEC via EDGAR on February 28, 1995.

(4) Incorporated by reference to MFS Municipal Series Trust (File Nos. 2-92915 and 811-4096) Post-Effective Amendment No. 28, filed with the SEC via EDGAR on July 28, 1995.

(5) Incorporated by reference to MFS Series Trust IX (File Nos. 2-50409 and 811-2464) Post-Effective Amendment No. 32 filed with the SEC via EDGAR on August 28, 1995.


(6) Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 13 filed with the SEC via EDGAR on November 28, 1995.


ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

          Not applicable.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES

          FOR MFS WORLD TOTAL RETURN FUND

                     (1)                                           (2)
                TITLE OF CLASS                          NUMBER OF RECORD HOLDERS


      Class A Shares of Beneficial Interest                      12,392
        (without par value)                             (as at February 1, 1996)

      Class B Shares of Beneficial Interest                       6,406
        (without par value)                             (as at February 1, 1996)

      Class C Shares of Beneficial Interest                         831
        (without par value)                             (as at February 1, 1996)


          FOR MFS UTILITIES FUND

                     (1)                                           (2)
                TITLE OF CLASS                          NUMBER OF RECORD HOLDERS


      Class A Shares of Beneficial Interest                       3,796
        (without par value)                             (as at February 1, 1996)

      Class B Shares of Beneficial Interest                       3,022
        (without par value)                             (as at February 1, 1996)

      Class C Shares of Beneficial Interest                         455
        (without par value)                             (as at February 1, 1996)


          FOR MFS WORLD EQUITY FUND

                     (1)                                           (2)
                TITLE OF CLASS                          NUMBER OF RECORD HOLDERS


      Class A Shares of Beneficial Interest                      12,558
        (without par value)                             (as at February 1, 1996)

      Class B Shares of Beneficial Interest                      18,208
        (without par value)                             (as at February 1, 1996)

      Class C Shares of Beneficial Interest                         345
        (without par value)                             (as at February 1, 1996)


ITEM 27.  INDEMNIFICATION


          Reference is hereby made to (a) Article V of the Registrant's Declaration of Trust dated February 2, 1995; and (b) Section 9 of the Shareholder Servicing Agent Agreement, both of which were filed with the SEC on October 23, 1995 as part of the Registrant's Post-Effective Amendment No. 8.


          The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser and distributor are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended.


ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

          MFS serves as investment adviser to the following open-end Funds comprising the MFS Family of Funds: Massachusetts Investors Trust, Massachusetts Investors Growth Stock Fund, MFS Growth Opportunities Fund, MFS Government Securities Fund, MFS Government Limited Maturity Fund, MFS Series Trust I (which has eight series: MFS Managed Sectors Fund, MFS Cash Reserve Fund, MFS World Asset Allocation Fund, MFS Aggressive Growth Fund, MFS Research Growth and Income Fund, MFS Core Growth Fund, MFS Equity Income Fund and MFS Special Opportunities Fund), MFS Series Trust II (which has four series: MFS Emerging Growth Fund, MFS Capital Growth Fund, MFS Intermediate Income Fund and MFS Gold & Natural Resources Fund), MFS Series Trust III (which has two series: MFS High Income Fund and MFS Municipal High Income Fund), MFS Series Trust IV (which has four series: MFS Money Market Fund, MFS Government Money Market Fund, MFS Municipal Bond Fund and MFS OTC Fund), MFS Series Trust V (which has two series:
MFS Total Return Fund and MFS Research Fund), MFS Series Trust VI (which has three series: MFS World Total Return Fund, MFS Utilities Fund and MFS World Equity Fund), MFS Series Trust VII (which has two series: MFS World Governments Fund and MFS Value Fund), MFS Series Trust VIII (which has two series: MFS Strategic Income Fund and MFS World Growth Fund), MFS Series Trust IX (which has three series: MFS Bond Fund, MFS Limited Maturity Fund and MFS Municipal Limited Maturity Fund), MFS Series Trust X (which has four series: MFS Government Mortgage Fund, MFS/Foreign & Colonial Emerging Markets Equity Fund, MFS/Foreign & Colonial International Growth Fund and MFS/Foreign & Colonial International Growth and Income Fund), and MFS Municipal Series Trust (which has 19 series:
MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Louisiana Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Texas Municipal Bond Fund, MFS Virginia Municipal Bond Fund, MFS Washington Municipal Bond Fund, MFS West Virginia Municipal Bond Fund and MFS Municipal Income Fund) (the "MFS Funds"). The principal business address of each of the aforementioned Funds is 500 Boylston Street, Boston, Massachusetts 02116.

          MFS also serves as investment adviser of the following no-load, open-end Funds: MFS Institutional Trust ("MFSIT") (which has seven series), MFS Variable Insurance Trust ("MVI") (which has twelve series) and MFS Union Standard Trust ("UST") (which has two series). The principal business address of each of the aforementioned Funds is 500 Boylston Street, Boston, Massachusetts 02116.

          In addition, MFS serves as investment adviser to the following closed-end Funds: MFS Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust and MFS Special Value Trust (the "MFS Closed-End Funds"). The principal business address of each of the aforementioned Funds is 500 Boylston Street, Boston, Massachusetts 02116.

          Lastly, MFS serves as investment adviser to MFS/Sun Life Series Trust ("MFS/SL"), Sun Growth Variable Annuity Funds, Inc. ("SGVAF"), Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, World Governments Variable Account, Total Return Variable Account and Managed Sectors Variable Account. The principal business address of each is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181.

          MFS International Ltd. ("MIL"), a limited liability company organized under the laws of the Republic of Ireland and a subsidiary of MFS, whose principal business address is 41-45 St. Stephen's Green, Dublin 2, Ireland, serves as investment adviser to and distributor for MFS International Fund (which has four portfolios: MFS International Funds-U.S. Equity Fund, MFS International Funds-U.S. Emerging Growth Fund, MFS International Funds-Global Governments Fund and MFS International Funds-Charter Income Fund) (the "MIL Funds"). The MIL Funds are organized in Luxembourg and qualify as an undertaking for collective investments in transferable securities (UCITS). The principal business address of the MIL Funds is 47, Boulevard Royal, L-2449 Luxembourg.

          MIL also serves as investment adviser to and distributor for MFS Meridian U.S. Government Bond Fund, MFS Meridian Charter Income Fund, MFS Meridian Global Government Fund, MFS Meridian U.S. Emerging Growth Fund, MFS Meridian Global Equity Fund, MFS Meridian Limited Maturity Fund, MFS Meridian World Growth Fund, MFS Meridian Money Market Fund, MFS Meridian World Total Return Fund, MFS Meridian U.S. Equity Fund and MFS Meridian Research Fund (collectively the "MFS Meridian Funds"). Each of the MFS Meridian Funds is organized as an exempt company under the laws of the Cayman Islands. The principal business address of each of the MFS Meridian Funds is P.O. Box 309, Grand Cayman, Cayman Islands, British West Indies.

          MFS International (U.K.) Ltd. ("MIL-UK"), a private limited company registered with the Registrar of Companies for England and Wales whose current address is 4 John Carpenter Street, London, England ED4Y 0NH, is involved primarily in marketing and investment research activities with respect to private clients and the MIL Funds and the MFS Meridian Funds.

          MFS Fund Distributors, Inc. ("MFD"), a wholly owned subsidiary of MFS, serves as distributor for the MFS Funds, MVI, UST and MFSIT.

          Clarendon Insurance Agency, Inc. ("CIAI"), a wholly owned subsidiary of MFS, serves as distributor for certain life insurance and annuity contracts issued by Sun Life Assurance Company of Canada (U.S.).

          MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, serves as shareholder servicing agent to the MFS Funds, the MFS Closed-End Funds, MFSIT, MVI and UST.

          MFS Asset Management, Inc. ("AMI"), a wholly owned subsidiary of MFS, provides investment advice to substantial private clients.

          MFS Retirement Services, Inc. ("RSI"), a wholly owned subsidiary of MFS, markets MFS products to retirement plans and provides administrative and record keeping services for retirement plans.

          MFS

          The Directors of MFS are A. Keith Brodkin, Jeffrey L. Shames, Arnold
D. Scott, John R. Gardner and John D. McNeil. Mr. Brodkin is the Chairman, Mr. Shames is the President, Mr. Scott is a Senior Executive Vice President and Secretary, Bruce C. Avery, William S. Harris, William W. Scott, Jr., and Patricia A. Zlotin are Executive Vice Presidents, Stephen E. Cavan is a Senior Vice President, General Counsel and an Assistant Secretary, Joseph W. Dello Russo is a Senior Vice President, Chief Financial Officer and Treasurer, Robert
T. Burns is a Vice President, Associate General Counsel and an Assistant Secretary of MFS, and Thomas B. Hastings is a Vice President and Assistant Treasurer.

          MASSACHUSETTS INVESTORS TRUST
          MASSACHUSETTS INVESTORS GROWTH STOCK FUND
          MFS GROWTH OPPORTUNITIES FUND
          MFS GOVERNMENT SECURITIES FUND
          MFS SERIES TRUST I
          MFS SERIES TRUST V
          MFS SERIES TRUST VI
          MFS SERIES TRUST X
          MFS GOVERNMENT LIMITED MATURITY FUND

          A. Keith Brodkin is the Chairman and President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Vice President of MFS, is the Assistant Treasurer, James R. Bordewick, Jr., Vice President and Associate General Counsel of MFS, is the Assistant Secretary.

          MFS SERIES TRUST II

          A. Keith Brodkin is the Chairman and President, Leslie J. Nanberg, Senior Vice President of MFS, is a Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer, and James R. Bordewick, Jr., is the Assistant Secretary.

          MFS GOVERNMENT MARKETS INCOME TRUST
          MFS INTERMEDIATE INCOME TRUST

          A. Keith Brodkin is the Chairman and President, Patricia A. Zlotin, Executive Vice President of MFS and Leslie J. Nanberg, Senior Vice President of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer, and James R. Bordewick, Jr., is the Assistant Secretary.

          MFS SERIES TRUST III

          A. Keith Brodkin is the Chairman and President, James T. Swanson, Robert J. Manning, Cynthia M. Brown and Joan S. Batchelder, Senior Vice Presidents of MFS, Bernard Scozzafava, Vice President of MFS, and Matthew Fontaine, Assistant Vice President of MFS, are Vice Presidents, Sheila Burns-Magnan and Daniel E. McManus, Assistant Vice Presidents of MFS, are Assistant Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer, and James R. Bordewick, Jr., is the Assistant Secretary.

          MFS SERIES TRUST IV
          MFS SERIES TRUST IX

          A. Keith Brodkin is the Chairman and President, Robert A. Dennis and Geoffrey L. Kurinsky, Senior Vice Presidents of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

          MFS SERIES TRUST VII

          A. Keith Brodkin is the Chairman and President, Leslie J. Nanberg and Stephen C. Bryant, Senior Vice Presidents of MFS, are Vice Presidents, Stephen
E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

          MFS SERIES TRUST VIII

          A. Keith Brodkin is the Chairman and President, Jeffrey L. Shames, Leslie J. Nanberg, Patricia A. Zlotin, James T. Swanson and John D. Laupheimer, Jr., Vice President of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

          MFS MUNICIPAL SERIES TRUST

          A. Keith Brodkin is the Chairman and President, Cynthia M. Brown and Robert A. Dennis are Vice Presidents, David B. Smith, Geoffrey L. Schechter and David R. King, Vice Presidents of MFS, are Vice Presidents, Daniel E. McManus, Assistant Vice President of MFS, is an Assistant Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

          MFS VARIABLE INSURANCE TRUST
          MFS UNION STANDARD TRUST
          MFS INSTITUTIONAL TRUST

          A. Keith Brodkin is the Chairman and President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

          MFS MUNICIPAL INCOME TRUST

          A. Keith Brodkin is the Chairman and President, Cynthia M. Brown and Robert J. Manning are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

          MFS MULTIMARKET INCOME TRUST
          MFS CHARTER INCOME TRUST

          A. Keith Brodkin is the Chairman and President, Patricia A. Zlotin, Leslie J. Nanberg and James T. Swanson are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Vice President of MFS, is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

          MFS SPECIAL VALUE TRUST

          A. Keith Brodkin is the Chairman and President, Jeffrey L. Shames, Patricia A. Zlotin and Robert J. Manning are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, and James O. Yost, is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

          SGVAF

          W. Thomas London is the Treasurer.

          MIL

          A. Keith Brodkin is a Director and the Chairman, Arnold D. Scott and Jeffrey L. Shames are Directors, Ziad Malek, Senior Vice President of MFS, is the President, Thomas J. Cashman, Jr., a Senior Vice President of MFS, is a Senior Vice President, Stephen E. Cavan is a Director, Senior Vice President and the Clerk, James R. Bordewick, Jr. is a Director, Vice President and an Assistant Clerk, Robert T. Burns is an Assistant Clerk, Joseph W. Dello Russo is the Treasurer and Thomas B. Hastings is the Assistant Treasurer.

          MIL-UK

          A. Keith Brodkin is a Director and the Chairman, Arnold D. Scott, Jeffrey L. Shames, and James R. Bordewick, Jr., are Directors, Stephen E. Cavan is a Director and the Secretary, Ziad Malek is the President, James E. Russell is the Treasurer, and Robert T. Burns is the Assistant Secretary.

          MIL FUNDS

          A. Keith Brodkin is the Chairman, President and a Director, Richard B. Bailey, John A. Brindle and Richard W. S. Baker are Directors, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary, and Ziad Malek is a Senior Vice President.

          MFS MERIDIAN FUNDS

          A. Keith Brodkin is the Chairman, President and a Director, Richard B. Bailey, John A. Brindle, Richard W. S. Baker, Arnold D. Scott and Jeffrey L. Shames are Directors, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James R. Bordewick, Jr., is the Assistant Secretary, James O. Yost is the Assistant Treasurer, and Ziad Malek is a Senior Vice President.

          MFD

          A. Keith Brodkin is the Chairman and a Director, Arnold D. Scott and Jeffrey L. Shames are Directors, William W. Scott, Jr., an Executive Vice President of MFS, is the President, Stephen E. Cavan is the Secretary, Robert T. Burns is the Assistant Secretary, Joseph W. Dello Russo is the Treasurer, and Thomas B. Hastings is the Assistant Treasurer.

          CIAI

          A. Keith Brodkin is the Chairman and a Director, Arnold D. Scott and Jeffrey L. Shames are Directors, Cynthia Orcott is President, Bruce C. Avery is the Vice President, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary, and Robert T. Burns is the Assistant Secretary.

          MFSC

          A. Keith Brodkin is the Chairman and a Director, Arnold D. Scott and Jeffrey L. Shames are Directors, Joseph A. Recomendes, a Senior Vice President of MFS, is Vice Chairman and a Director, Janet A. Clifford is the Executive Vice President, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary, and Robert T. Burns is the Assistant Secretary.

          AMI

          A. Keith Brodkin is the Chairman and a Director, Jeffrey L. Shames, and Arnold D. Scott are Directors, Thomas J. Cashman, Jr., is the President and a Director, Leslie J. Nanberg is a Senior Vice President, a Managing Director and a Director, George F. Bennett, Carol A. Corley, John A. Gee, Brianne Grady and Kevin R. Parke are Senior Vice Presidents and Managing Directors, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Secretary.

          RSI

          William W. Scott, Jr., Joseph A. Recomendes and Bruce C. Avery are Directors, Arnold D. Scott is the Chairman and a Director, Douglas C. Grip, a Senior Vice President of MFS, is the President, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary, Robert T. Burns is the Assistant Secretary and Sharon A. Brovelli is a Senior Vice President.

          In addition, the following persons, Directors or officers of MFS, have the affiliations indicated:

          A. Keith Brodkin         Director, Sun Life Assurance Company of
                                     Canada (U.S.), One Sun Life Executive Park,
                                     Wellesley Hills, Massachusetts
                                   Director, Sun Life Insurance and Annuity
                                     Company of New York, 67 Broad Street, New
                                     York, New York

          John R. Gardner          President and a Director, Sun Life Assurance
                                     Company of Canada, Sun Life Centre, 150
                                     King Street West, Toronto, Ontario, Canada
                                     (Mr. Gardner is also an officer and/or
                                     Director of various subsidiaries and
                                     affiliates of Sun Life)

          John D. McNeil           Chairman, Sun Life Assurance Company of
                                     Canada, Sun Life Centre, 150 King Street
                                     West, Toronto, Ontario, Canada (Mr. McNeil is also an officer and/or Director of various subsidiaries and affiliates of Sun
                                     Life)

          Joseph W. Dello Russo    Director of Mutual Fund Operations, The
                                     Boston Company, Exchange Place, Boston,
                                     Massachusetts (until August, 1994)


ITEM 29.  DISTRIBUTORS

          (a)    Reference is hereby made to Item 28 above.

          (b) Reference is hereby made to Item 28 above; the principal business address of each of these persons is 500 Boylston Street, Boston, Massachusetts 02116.

          (c) Not applicable.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

          The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

                        NAME                                ADDRESS
                        ----                                -------
          Massachusetts Financial Services             500 Boylston Street
            Company (investment adviser)               Boston, MA  02116

          MFS Fund Distributors, Inc.                  500 Boylston Street
            (principal underwriter)                    Boston, MA  02116

          State Street Bank and                        State Street South
          Trust Company (custodian)                    5 - West
                                                       North Quincy, MA  02171

          MFS Service Center, Inc.                     500 Boylston Street
            (transfer agent)                           Boston, MA  02116

ITEM 31.  MANAGEMENT SERVICES

          Not applicable.

ITEM 32.  UNDERTAKINGS

          (a)      Not applicable.

          (b)      Not applicable.

          (c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of its latest annual report to shareholders upon request and without charge.

          (d) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions set forth in Item 27 of this Part C, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the Securities being Registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 26th day of February, 1996.

                                               MFS SERIES TRUST VI

                                               By:     JAMES R. BORDEWICK, JR.
                                               Name:   James R. Bordewick, Jr.
                                               Title:  Assistant Secretary

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on February 26, 1996.

          SIGNATURE                                     TITLE
          ---------                                     -----
                                               Chairman, President (Principal
A. KEITH BRODKIN*                                Executive Officer) and Trustee
----------------------------
A. Keith Brodkin
                                               Treasurer (Principal Financial
                                                 Officer and Principal
W. THOMAS LONDON*                                Accounting Officer)
----------------------------
W. Thomas London

RICHARD B. BAILEY*                             Trustee
----------------------------
Richard B. Bailey

MARSHALL N. COHAN*                             Trustee
----------------------------
Marshall N. Cohan

LAWRENCE H. COHN, M.D.*                        Trustee
----------------------------
Lawrence H. Cohn, M.D.

SIR J. DAVID GIBBONS*                          Trustee
----------------------------
Sir J. David Gibbons

ABBY M. O'NEILL*                               Trustee
----------------------------
Abby M. O'Neill

WALTER E. ROBB, III*                           Trustee
----------------------------
Walter E. Robb, III

ARNOLD D. SCOTT*                               Trustee
----------------------------
Arnold D. Scott

JEFFREY L. SHAMES*                             Trustee
----------------------------
Jeffrey L. Shames

J. DALE SHERRATT*                              Trustee
----------------------------
J. Dale Sherratt

WARD SMITH*                                    Trustee
----------------------------
Ward Smith

                                              *By:    JAMES R. BORDEWICK, JR.
                                               Name:   James R. Bordewick, Jr.
                                               as Attorney-in-fact

                                               Executed by James R. Bordewick,
                                               Jr. on behalf of those indicated
                                               pursuant to a Power of Attorney
                                               dated August 11, 1994, previously
                                               filed with the Securities and
                                               Exchange Commission
                                               Post-Effective Amendment No. 8 on
                                               October 23, 1995.

                                INDEX TO EXHIBITS

EXHIBIT NO.                 DESCRIPTION OF EXHIBIT                    PAGE NO.
-----------                 ----------------------                    --------

  11 (a)         Consent of Ernst & Young LLP - MFS World
                   Total Return and MFS Utilities Fund

     (b)         Consent of Deloitte & Touche LLP - MFS World
                   Equity Fund